UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-08104

Touchstone Funds Group Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

E. Blake Moore Jr.

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

September 30, 2022
Annual Report
Touchstone Funds Group Trust
Touchstone Active Bond Fund
Touchstone Anti-Benchmark® International Core Equity Fund
Touchstone Ares Credit Opportunities Fund (formerly Touchstone Credit Opportunities Fund)
Touchstone Dividend Equity Fund
Touchstone High Yield Fund
Touchstone Impact Bond Fund
Touchstone International ESG Equity Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value Fund
Touchstone Ultra Short Duration Fixed Income Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-39
Tabular Presentation of Portfolios of Investments (Unaudited)	40-43
Portfolios of Investments:
Touchstone Active Bond Fund	44-50
Touchstone Anti-Benchmark® International Core Equity Fund	51-54
Touchstone Ares Credit Opportunities Fund (formerly Touchstone Credit Opportunities Fund)	55-61
Touchstone Dividend Equity Fund	62-63
Touchstone High Yield Fund	64-66
Touchstone Impact Bond Fund	67-71
Touchstone International ESG Equity Fund	72-73
Touchstone Mid Cap Fund	74
Touchstone Mid Cap Value Fund	75
Touchstone Sands Capital Select Growth Fund	76
Touchstone Small Cap Fund	77
Touchstone Small Cap Value Fund	78-79
Touchstone Ultra Short Duration Fixed Income Fund	80-84
Statements of Assets and Liabilities	86-89
Statements of Operations	90-91
Statements of Changes in Net Assets	92-95
Statements of Changes in Net Assets - Capital Stock Activity	96-102
Financial Highlights	103-115
Notes to Financial Statements	116-135
Report of Independent Registered Public Accounting Firm	136-137
Other Items (Unaudited)	138-142
Management of the Trust (Unaudited)	143-145
Privacy Protection Policy	147
This report identifies the Funds' investments on September 30, 2022. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2022.
Capital markets offered few safe havens over the prior 12-months as investor sentiment turned progressively negative during the final three quarters of the 12-month period.  There were multiple reasons for declining asset prices including rising inflationary pressures, higher commodity costs, supply chain challenges, Russia’s invasion of Ukraine and U.S. Federal Open Market Committee actions regarding rate increases.  By the spring of 2022, the impact of Russia’s Ukrainian invasion had seemingly been priced into the market and investor concern had shifted back to U.S. Federal Reserve Board (“Fed”) rate policy and the potential for an economic recession either in the second half of this year or 2023.  These recessionary concerns were exacerbated by negative growth in U.S. gross domestic product reported for first quarter 2022 and inflationary pressures, which continued throughout the first three quarters of 2022 due to healthy consumer demand along with supply constraints related to China’s economic troubles and the ongoing Russian war. Faced with inflationary pressures, the Fed’s response has been to implement a series of unprecedented rate hikes this year, the first since 2018, with two hikes of 75 basis points coming in the third quarter alone. Outside the U.S., inflationary issues persisted as well, primarily in the developed markets of Western Europe as Germany, Italy and France felt the impact of supply chain challenges and slowing natural gas and oil imports from Russia following their invasion of Ukraine.  The U.S. dollar strengthened as geopolitical risks, higher U.S. interest rates compared to developed markets, and relatively less attractive economic outlooks outside the U.S. attracted foreign capital.  Broadly, both developing and developed markets were negatively impacted by the strong U.S. dollar.
Given the aforementioned macroeconomic backdrop during the 12-month period, geopolitical concerns and diminishing expectations for the Fed’s ability to achieve a “soft landing”, it is not surprising that equity markets posted significantly negative returns.  The S&P 500® Index moved into Bear Market territory by declining over 20 percent from its January 2022 peak to the end of September 2022.  From a market capitalization perspective, small capitalization stocks underperformed mid-caps, while mid-caps underperformed large-caps.  Value equities outperformed Growth equities across the capitalization spectrum as the rise in interest rates was a headwind for stocks trading at higher valuation multiples.  Outside the U.S., emerging markets lagged the U.S. large cap market and the non-U.S. developed equity markets due primarily to the disruption in China stemming from the country’s zero-COVID policy.
Within U.S. fixed income markets, persistent inflation and aggressive Fed rate moves pushed the Treasury yield curve higher across all relevant maturities but saw the largest increase in the three month to five-year portion of the curve.  These moves in yield resulted in a decline for the investment grade universe.  Municipal bonds were also impacted by the rising yield curve.  In the U.S. credit markets, the looming concerns of inflation and higher future financing rates weighed on the corporate debt space as both investment grade and non-investment grade corporate bond spreads widened.  The leveraged loan market was more defensive than the high yield bond market as leveraged loans were priced at floating interest rates rather than fixed interest rates.
We are reminded especially in periods like these of the importance of the steady hands of financial professionals, trust in your investment strategy, and the risks of trying to time the market. Furthermore, we believe that environments that are more volatile create more opportunity for active managers to add value, especially those that are Distinctively Active.  We greatly value your continued support.  Thank you for including Touchstone as part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Funds Group Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Active Bond Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Active Bond Fund (the “Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.
Fund Performance
The Touchstone Active Bond Fund (Class A Shares) underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ending September 30, 2022. The Fund’s total return was -16.52 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was -14.60 percent.
Market Environment
Factors influencing markets for the 12-month period varied from positive effects from continued relaxing of pandemic restrictions, to the negative impacts from military conflict in Ukraine, persistently high inflation, and tighter central bank policy around the world.  Global conflict and sharp monetary tightening were most impactful, as risk assets (equities, credit spreads) generally performed poorly and interest rates reached multi-year highs.
At the end of 2021 and into 2022, expectations for the global economy were strong.  Consensus estimates for U.S. gross domestic product growth were nearly 4% at the beginning of 2022.  Pandemic restrictions were being lifted and an economic rebound was focused on the unleashing of pent-up demand for activities that had been restricted for the previous two years.  Subsequent events have tempered expectations, with the most recent estimates of 2022 economic growth declining to 1.5%.
The Russian invasion of Ukraine in early 2022 was a negative for markets, initially fearing that the conflict would spread to greater Europe.  For U.S. markets, the most direct impact of the conflict was an increase in commodity prices, fueling higher energy and food costs for consumers.  As fears subsided that the conflict would expand beyond the Ukrainian border, markets calmed, but the effects of higher commodity prices persisted.  Europe is facing winter with reduced natural gas supplies from Russia, and U.S. inflation increased as these higher prices were passed through to consumers.
For the past year, inflation has been well above the U.S. Federal Reserve Board’s (“Fed”) 2% target, averaging nearly 6% in 2022.  Hopeful that inflation would drift towards 2% as pandemic effects subsided, the Fed and markets were initially sanguine regarding the amount of rate increases that would be needed over the coming months.  As the inflation data remained high and increasingly persistent, expectations of Fed rate hikes increased substantially.  Through the end of third quarter 2022, the Fed has raised interest rates by 3% and is expected to reach 4.5% in early 2023.  U.S. Treasury yields have risen sharply, reaching the highest levels since the 2008 financial crisis and inverting yield curves to levels not seen since the 1980s.  For many bond market indices, 2022 is the worst year on record amid substantial price declines.
Increasingly tight monetary policy and slowing growth have been strong headwinds for risk assets.  Equities are firmly in bear market territory, down more than 20% from highs, and credit spreads are nearing the widest levels of the 12 month period. Recession risk has increased and markets are facing a very uncertain and likely volatile period ahead. Looking ahead for the U.S.economy, growth is slowing and inflation remains too high, but there are signals that inflation may soften over the next several months.
Regarding growth, the most positive sector of the U.S. economy is the consumer.  Spending will be supported by a job market that has remained strong in spite of weakness in other economic indicators.  However, as tight financial conditions lead to slower growth, a weaker labor market can be expected.  Job openings are plentiful, especially compared to the number of unemployed people, but recent reports have indicated somewhat better balance as labor force participation rose and job openings have leveled off.  Wage growth, while still at the higher end of recent ranges, is also showing signs of moving to lower levels.  The relative strength of the consumer increases the chances of a soft landing, but the strength has also been a source of unease for policymakers who are focused on the potential impact on inflation.
The most direct impact of higher interest rates can be seen in the housing market, which can be expected to detract from growth over coming quarters.  Affordability has fallen dramatically as rates have risen, and all indicators of the housing market have declined over the past several months.  Along with contributing to slower growth, housing prices are likely to level off as demand eases, the effects of which will filter through the various measures of inflation over the next several months.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Business spending, while weaker in the third quarter 2022, has been a consistent contributor to economic growth.  Recent data indicates softening, especially in the manufacturing sectors, as global growth slows and inventories rise.  One positive development is that many of the supply chain issues that have impacted this sector since the pandemic are showing improvement.  Price pressures have declined as a result, which will help to soften the overall level of inflation.
Inflation data and monetary policy will remain the biggest driver of markets. Markets were hopeful that inflation was slowing after the July Consumer Price Index report was below expectations, but those hopes were dashed the following month as the August report was above expectations and broad-based.  The Fed responded aggressively with the second consecutive 0.75% rate hike and recent Fed communications have emphasized the resolve to control inflation even if doing so results in a recession.  Slower growth, lower commodity prices, and stable/lower inflation expectations will likely lead to a lower pace of inflation over coming months, but Fed policy will pivot only when inflation is on a decisive turn lower, which is unlikely until sometime in 2023.
Credit spreads across sectors and quality ranges are close to widest levels of the year, generally in the 70 percentile relative to history.  While relatively wide, credit spreads still are not indicating significant concern of an imminent recession.  If the economy slows more/faster than expected, credit spreads are likely to widen further.  However, if a soft landing is achieved or a recession is shallow, the current level of spreads is attractive.  As a result, we believe current valuations support a modest overweight to risk in portfolios.
Outlook and Conclusion
From an absolute return perspective, the return prospects for fixed income are the most attractive in the past decade.  Entering 2021, market yields were very low and offered little cushion against price declines from rising interest rates.  At higher interest rate levels, the yield offered by fixed income can now offer a buffer against price changes and, in the long-term, generate returns more consistent with historical averages for fixed income.
Relative to the benchmark, the wider level of credit spreads is the greatest opportunity for the Fund going forward. The Fund is positioned to potentially benefit from stable/tighter credit spreads.
We believe the biggest concern for markets and the Fund are related to inflation and monetary policy.  The Fed has tightened aggressively to combat inflation well above target, which has remained more persistent than expected.  Tighter Fed policy has led to the tightest level of financial conditions since the onset of the pandemic, which will continue to press economic growth lower.  To control inflation, the Fed has indicated it will continue to raise rates even if it causes a recession.  For the Fund, a steeper economic decline would likely lead to wider credit spreads, a negative for the Fund’s positioning.  However, the Fund will be in a position to increase risk allocation if the team thinks that is appropriate.
We believe the Fund is positioned to perform well in a stable/improving environment for risk assets. We believe valuations have adjusted appropriately given the macro environment and potential risks.  If conditions improve, we believe the Fund is positioned well to benefit.  If volatility continues and economic growth deteriorates further, the Fund is also in a position to add positions opportunistically if risk assets experience weakness.  Additionally, we believe positive security selection can benefit in many different market environments.
We are targeting an overweight to spread risk representing 50% of the risk budget. This overweight is supported by 1) our view that the resilience of the U.S. consumer enables the economy to withstand tighter Fed policy, with any decline in activity likely to be shallow, and 2) valuations that are generally compelling and above the 70 percentile relative to history.
Sector positioning reflects our overall positive outlook on valuations, attractive relative value, and opportunities within each sector.  Sector allocations were generally unchanged for the period. The strategy maintained an overweight to Investment Grade Credit (“IG”).  Within IG, risk was reduced slightly into strength in the period.  Preferred securities were reduced based on relative value to BBBs.  The team is finding value in non-cyclical sectors such as Utilities, Health Care, and Food/Beverage while selectively adding financials and BBB cyclicals such as Technology and Chemicals.
Securitized Products remain an overweight exposure relative to the benchmark.  Within the sector, the team slightly increased the weight to Agency Mortgage Backed Securities as spreads widened with higher rates.  High-quality Commercial Mortgage Backed Securities remains an attractive relative value opportunity to other credit sectors. We continue to favor non-agency exposure and are positioned appropriately with overweight exposure to Asset Backed Securities, Commercial Mortgage-Backed Securities, and Collateralized Loan Obligations. The overweight allocation to Emerging Markets Debt (EMD) was generally unchanged during the period.  Valuations are attractive, especially in the High Yield portion of the market.  Emerging Markets High Yield spreads finished the period in their widest decile relative to history.  Latin America remains the largest regional exposure within the sector.
We are positioning the Fund with a slight long duration bias, focused in the intermediate part of the curve.  We believe the current level of rates reflects an appropriate amount of Fed tightening, and that the growth and inflation outlook will bias interest rates lower over the next several months.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Active Bond Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Active Bond Fund	1 Year	5 Years	10 Years
Class A	-19.21%	-1.36%	0.48%
Class C	-17.98%	-1.15%	0.36%
Class Y	-16.32%	-0.15%	1.22%
Institutional Class	-16.26%	-0.07%	1.30%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-0.27%	0.89%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Anti-Benchmark® International Core Equity Fund
Sub-Advised by TOBAM S.A.S.
Investment Philosophy
The Touchstone Anti-Benchmark® International Core Equity Fund (the “Fund”) seeks capital appreciation. TOBAM’s methodology seeks to enhance the diversification of portfolio holdings to reduce market bias and potentially improve risk-adjusted returns. TOBAM’s process selects individual stocks and their weights in an effort to reduce the correlations between individual holdings. This enables the creation of portfolios that seek to mitigate the inherent concentration risks associated with capitalization-weighted benchmarks. The lower correlations have the potential to provide a differentiated source of value than other methods of diversification. This quantitative approach creates fully invested, long-only portfolios that do not use leverage, and are designed to help guard against structural biases.
Fund Performance
The Touchstone Anti-Benchmark® International Core Equity Fund (Class Y Shares) underperformed its benchmark, the MSCI EAFE Index, over the 12-month period ending September 30, 2022. The Fund’s return was -31.55 percent compared to the -25.13 percent return of the MSCI EAFE Index.
Market Environment
Capital markets offered few safe havens over the prior 12-months as investor sentiment turned progressively negative during the final three quarters of the 12-month period.  There were multiple reasons for the declining asset prices including rising inflationary pressures, higher commodity costs, supply chain challenges, and Russia’s surprising invasion of Ukraine.  By the spring of 2022, the impact of the Ukrainian invasion had been priced into the market and investor concern had shifted back to inflationary pressures and the potential for recessionary conditions in most major economies.  Developed markets of Western Europe such as Germany, Italy and France felt the impact of supply chain challenges and slowing natural gas and oil imports from Russia following their invasion of Ukraine.  The U.S. dollar strengthened as geopolitical risks, higher U.S. interest rates compared to developed markets, and relatively less attractive economic outlooks outside the U.S. attracted foreign capital.  Broadly, both developing and developed markets were negatively impacted by the strong U.S. dollar.  Given this macroeconomic backdrop during the 12-month period and geopolitical concerns, non-U.S. developed market equities posted negative returns.  Growth-leaning sectors such as Consumer Discretionary and Information Technology as well as commodity-linked Industrials sector were among the worst-performing sectors in the MSCI EAFE Index, leading the benchmark into negative territory.
Portfolio Review
The Fund’s relative underperformance during the 12-month period was driven by stock selection in the Materials, Health Care and Consumer Staples sectors.  Weak performance in these sectors more than offset better-than-benchmark performance in the Financials, Real Estate and Communication Services sectors.
Outlook and Conclusion
TOBAM’s Anti-Benchmark® strategy does not forecast but simply seeks to maximize diversification. Thus, it does not include fundamental analysis of individual stocks, countries, sectors, economic environments or factors. No discretionary tactical or strategic asset allocation decisions are made with respect to specific regions, sectors or industries. TOBAM’s investment process consists of seeking to maximize diversification from a bottom-up perspective. Securities are bought or sold solely in relation to their potential relative diversification benefits within the portfolio. A security will be completely sold when it no longer provides the most marginal diversification among all available stocks in the universe, and others purchased when they begin to provide more marginal diversification. TOBAM’s patented Anti-Benchmark® approach is designed to avoid explicit and implicit biases in terms of sector, style, market cap and other statistical measures. For this reason, we apply as few constraints as possible and do not rely on any given view or forecast, in order to avoid unwanted systematic exposures. The Fund’s portfolio reflects even risk contributions from all independent effective risk factors in the investment universe, which may include sector and country factors.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Anti-Benchmark® International Core Equity Fund - Class Y* and the MSCI EAFE Index
Average Annual Total Returns
Touchstone Anti-Benchmark® International Core Equity Fund	1 Year	Since Inception*
Class Y	-31.55%	-4.45%
Institutional Class	-31.26%	-4.26%
MSCI EAFE Index	-25.13%	0.36%
*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares based on the difference in fees paid by the shareholders in the different classes. The inception date of the Fund was November 19, 2018. The returns of the index listed above are based on the inception date of the Fund.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Ares Credit Opportunities Fund
Sub-Advised by Ares Capital Management II LLC ("Ares")
Investment Philosophy
The Touchstone Ares Credit Opportunities Fund (the “Fund”) seeks absolute total return, primarily from income and capital appreciation. The Fund employs a flexible investment approach by allocating assets among core investments and opportunistic investments as market conditions change.  It invests in several broad investment categories, including high yield bonds, bank loans, special situations, structured credit and hedges.
Fund Performance
The Touchstone Ares Credit Opportunities Fund (Class A Shares) underperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -10.60 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.62 percent.
Market Environment
Capital markets have come under pressure during the last twelve months due to elevated inflation, hawkish central bank policy, and geopolitical volatility, all of which have weighed on global economic growth and investor sentiment. Inflation has reached multi-decade highs on multiple occasions due to a mix of supply chain disruptions and strong consumer demand as restrictions due to COVID-19 lessened. To curb inflation, central banks around the world pivoted from quantitative easing to quantitative tightening, resulting in higher interest rates across the U.S. and Europe. Elevated inflation and rates, coupled with Russia’s invasion of Ukraine, has led to a slowdown of economic activity across the globe, and multiple periods of Gross Domestic Product contraction in the U.S. specifically. As a result, sentiment has decidedly shifted from “risk-on” to “risk-off” as investors rotated their portfolios amid rising rate, inflation, and geopolitical risks. Both equities and traditional fixed income declined. The sub-investment grade credit markets provided downside cushion relative to these asset classes, driven by high coupons and reduced duration risk, though negative for the period. High yield bonds declined while bank loans declined a lot less, the latter benefitting from strong demand due to their floating rate coupons. Reflective of broader risk-off sentiment, CCCs underperformed the broader high yield index while higher quality BBs have outperformed.
Portfolio Review
Portfolio duration was largely between 2 to 3.5 years. In general, the Fund invests in assets with low duration when compared to investment grade corporates and treasuries.  The spread between the 2- and 10-year treasuries is incorporated into our proprietary recession scorecard, which is used to assess the macro environment and lead to more informed positioning decisions. During this period, we have migrated the portfolio into a more defensive stance given our view of the go-forward direction of the global economy.
The Fund actively rotated exposures as we sought to optimize the portfolio following the migration of assets related to a Fund merger and more recently, increased the quality of the Fund amid rising macro concerns. As a result, issuer count was reduced amid rising idiosyncratic risk as higher cost inputs and Russia’s invasion of Ukraine affected corporate fundamentals, leading to higher single name dispersion in the sub-investment grade credit markets. The portfolio maintained a bias towards fixed rate assets due to the lack of call protection of relatively higher credit quality when compared to syndicated loans, though duration remained significantly reduced when compared to investment grade equivalents. The Fund’s floating rate exposure was diversified during the period, reducing exposure to highly levered Technology and lower-quality syndicated loans in favor of higher yielding, diversified Collateralized Loan Obligation securities. By credit quality, the portfolio’s exposure to single B’s was reduced as we sought to move up in quality amid a deteriorating macro environment, with the allocation to BB and above being increased. As noted earlier, the Fund’s exposure to Technology was decreased as we sold highly levered software credits and maintained a bias towards Building Products and Energy. While the Fund maintained a bias towards U.S. assets, we recently took advantage of foreign exchange rates and weakness in European markets by selectively acquiring non-U.S. dollar bonds issued by multinationals at attractive levels.
Outlook and Conclusion
The period closed on a volatile note as markets responded to a hawkish policy outlook, renewed geopolitical uncertainty, and the energy crisis in Europe. Following a broader market selloff in September, risk assets rallied the first week in October 2022 as prospects for a policy pivot resurfaced after the U.K. government reversed its decision to cut the tax rate and manufacturing data surprised to the downside. Economic data continues to present a mixed picture - the outlook for future economic growth remains generally weak, with expectations of further softening of demand; however, year-over-year inflation in the U.S. and Europe remain elevated due to global supply chain issues and energy trade disruptions. Meanwhile, U.S. initial jobless claims decreased while sales of new single-family homes increased by 28% in August even as mortgage rates significantly increased. While a recession is

Management's Discussion of Fund Performance (Unaudited) (Continued)
increasingly likely and central banks continue to signal that growth may be hindered until inflation comes under control, we believe default rates should remain muted relative to previous dislocations as issuers are well-positioned to service their debt, maturities have been pushed out and liquidity shored up. Even if a recession is deeper and more protracted than we expect, we take comfort in the healthier corporate and consumer balance sheets relative to prior recessions. While we anticipate elevated volatility moving forward, given where yields are today, we view the long-term buying opportunity to be attractive. We are keeping a close watch on the developments in Ukraine and China and the resulting economic impacts, central bank policies, the energy crisis in Europe, as well as any idiosyncratic events that may arise in this unpredictable environment. We believe the Fund is well positioned to navigate broader macro volatility due to our focus on bottom-up, fundamental credit analysis, downside protection, and the experience and breadth of the Ares platform.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ares Credit Opportunities Fund - Class A* and the ICE BofA 3-Month U.S. Treasury Bill Index
Average Annual Total Returns**
Touchstone Ares Credit Opportunities Fund	1 Year	5 Years	Since Inception*
Class A	-13.50%	1.39%	3.00%
Class C	-11.84%	1.89%	3.19%
Class Y	-10.47%	2.82%	4.10%
Institutional Class	-10.39%	2.92%	4.20%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	1.15%	0.94%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was August 31, 2015. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Dividend Equity Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Dividend Equity Fund seeks a high level of current income and capital appreciation by investing primarily in a portfolio of dividend-paying large-capitalization equities.
Fund Performance
The Touchstone Dividend Equity Fund (Class A Shares) outperformed its benchmark, Russell 1000® Value Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -9.90 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -11.36 percent.
Market Environment
Factors influencing markets for the 12-month period varied from positive effects from continued relaxing of COVID-19 pandemic restrictions, to the negative impacts from military conflict in Ukraine, persistently high inflation, and tighter central bank policy around the world.  Global conflict and sharp monetary tightening were most impactful, as risk assets (equities, credit spreads) generally performed poorly and interest rates reached multi-year highs.
At the end of 2021 and into 2022, expectations for the global economy were strong.  Consensus estimates for U.S. gross domestic product growth were nearly 4% at the beginning of 2022.  COVID-19 pandemic restrictions were being lifted and an economic rebound was focused on the unleashing of pent-up demand for activities that had been restricted for the previous two years.  Subsequent events have tempered expectations, with the most recent estimates of 2022 economic growth declining to 1.5%.
The Russian invasion of Ukraine in early 2022 was a negative for markets, initially fearing that the conflict would spread to greater Europe.  For U.S. markets, the most direct impact of the conflict was an increase in commodity prices, fueling higher energy and food costs for consumers.  As fears subsided that the conflict would expand beyond the Ukrainian border, markets calmed, but the effects of higher commodity prices persisted.  Europe is facing winter with reduced natural gas supplies from Russia, and U.S. inflation increased as these higher prices were passed through to consumers.
For the period, inflation has been well above the U.S. Federal Reserve Board’s (“Fed”) 2% target, averaging nearly 6% in 2022.  Hopeful that inflation would drift towards 2% as pandemic effects subsided, the Fed and markets were initially sanguine regarding the amount of rate increases that would be needed over the coming months.  As the inflation data remained high and increasingly persistent, expectations of Fed rate hikes increased substantially.  Through the end of third quarter 2022, the Fed has raised interest rates by 3% and is expected to reach 4.5% in early 2023.  U.S. Treasury yields have risen sharply, reaching the highest levels since the 2008 financial crisis and inverting yield curves to levels not seen since the 1980s.  For many bond market indices, 2022 is the worst year on record amid substantial price declines.
Increasingly tight monetary policy and slowing growth have been strong headwinds for risk assets.  Equities are firmly in bear market territory, and credit spreads are nearing the widest levels of the 12-month period. Recession risk has increased and markets are facing a very uncertain and likely volatile period ahead.
Energy was the best performing sector over the period as oil prices rose above $100/barrel for the first time since 2014.  Defensive sectors, including Health Care, Consumer Staples and Utilities, also outperformed as volatility increased and equity markets moved lower. Value stocks outpaced Growth stocks.
Portfolio Review
The Fund’s outperformance was primarily driven by strong security selection, while sector allocation detracted from relative performance.
Stock selection within Information Technology and Health Care were the largest contributors to relative performance.  An overweight allocation to Information Technology was the primary driver of negative sector allocation. Information Technology underperformed as higher interest rates pressured valuations for higher growth, long duration stocks.
Among the largest individual contributors to relative performance were overweight positions in Valero Energy Corp. (Energy sector), Lockheed Martin Corp. (Industrials sector), and AbbVie Inc.(Health Care sector), along with underweight positions to The Walt Disney Company (Communication Services sector) and Salesforce Inc. (Information Technology sector).

Management's Discussion of Fund Performance (Unaudited) (Continued)
Valero Energy, one of the largest independent refiners, outperformed as the entire Energy sector benefitted from higher commodity prices during the period. Although higher oil prices can be a headwind to refiners, current price levels and crack spreads combined with elevated demand support healthy margins for refiners.
Lockheed Martin was the second largest contributor to relative returns during the period. The Fund increased its exposure to defense names in late 2021 as the sector underperformed and was relatively attractive compared to the broader market.  This positioning benefitted the portfolio as defense names outperformed following the Russian invasion of Ukraine and renewed focus on defense spending.
The largest detractors from relative performance were overweight positions in VF Corporation (Consumer Discretionary sector), Stanley Black & Decker, Inc. (Industrials sector), Comcast Corporation (Communication Services sector), and Oracle Corporation (Information Technology sector), along with an underweight to ConocoPhillips (Energy sector).
VF Corp, the apparel maker of Vans, Timberland, and The North Face, was the largest detractor from performance as the name underperformed during the period.  The company provided guidance at its September analyst event that underwhelmed investors, resulting in a move lower for the stock following a wave of analyst price target cuts.  Higher costs and slowing consumer spending amid a worsening economic backdrop presents near-term challenges, but our long-term outlook remains intact due to its portfolio of strong brands with pricing power and high returns on capital.
Stanley Black & Decker, a market leader in the tools & outdoor space within industrials with brand names like Dewalt, Black & Decker, and Craftsman, detracted from performance during the period.  The name underperformed following several quarters of disappointing earnings and a material revision down in guidance.  The company is facing challenges from slowing consumer demand amid a fall in housing activity, while also facing a material inventory buildup that is pressuring earnings.  The stock is approaching levels seen at the depth of the global pandemic in March of 2020.  Compelling valuation and long-term fundamentals support an overweight to Stanley Black & Decker despite recent weakness in the business.
The Fund initiated positions in Visa Inc. (Information Technology sector), Bank of America Corporation (Financials sector), and Stanley Black & Decker Inc. (Industrials sector) while it eliminated positions in MetLife Inc. (Financials sector), UPS Inc. (Industrials sector), Linde plc (Materials sector), Kimberly-Clark Corporation (Consumer Staples sector), TE Connectivity Ltd. (Information Technology sector), HCA Healthcare Inc. (Health Care sector), and Parker Hannifin Corporation (Industrials sector).
Outlook and Conclusion
Following a steep sell-off in financial markets in the first half of 2022, U.S. markets rallied in July and into August. The catalysts were declines in prices of oil and other commodities that raised investors’ hopes that inflation had peaked and the  Fed would slow the pace of monetary tightening.
At the Jackson Hole meeting in late August 2022, however, Fed Chair Jerome Powell disappointed investors when he emphasized that inflation was too high and the Fed’s top priority was to bring it down to its 2 percent target. He acknowledged that this will likely require a sustained period of below-trend growth and a softening in labor market conditions.
Following a worse-than-expected inflation report for August, the Fed subsequently raised the funds rate by 75 basis points for the third consecutive Federal Open Market Committee (“FOMC”) meeting to 3.0%- to-3.25%. The latest plots by Fed officials show the funds rate reaching 4.6% by early next year and then plateauing. This would imply it could be raised by 75 basis points and 50 basis points, respectively, at the next two FOMC meetings followed by a quarter point hike in early 2023.
Amid these developments, Treasury bond yields set new highs for 2022 and became inverted between two-year and long-dated instruments. At the same time, spreads between corporate bonds and Treasuries widened further. The selloff in the U.S. bond market in 2022 is now the worst in history.
At the same time, the summer rally in stocks has reversed, and the U.S. stock market is back into bear territory. The best performing asset has been the U.S. dollar, which has appreciated against the major currencies this year and is at more than a two-decade high against the euro and the Japanese yen.
We believe the key issue for investors now relates to the chances that additional U.S. monetary tightening will spawn a U.S. recession. Our view is that if a U.S. recession were to materialize, it is likely to be less severe than the 2008 Global Financial Crisis for two reasons. First, there are no major sectoral imbalances and the financial sector is less exposed to the housing market and better capitalized today.
We believe it is also likely to be less impactful than the first two oil shocks because the U.S. is energy self-sufficient today, and oil prices have declined significantly from their peak earlier this year. Furthermore, inflation expectations are not as deeply embedded as they were in the 1970s and early 1980s.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The risks of a global recession have certainly increased next year, with Europe decidedly in recession while the two largest economies—the U.S. and China—experience little or no growth. That said, valuations appear to be pricing in an increased risk of recession.
Although risks have risen, valuations have adjusted to compelling levels and we believe the long-term economic outlook is still promising. As such, we remain constructive on U.S. equities. As investors seek to avoid the risks of inflation, higher interest rates, and recession, dividend strategies are a compelling option. Dividend strategies have the potential to provide both capital appreciation and a growing stream of income while also providing downside protection through lower volatility during times of distress, as evidenced by returns this year.
Within the Fund, we are maintaining a cautious stance but are selectively finding bottom-up opportunities while reducing outperforming defensive names where valuations have become stretched. Earnings expectations remain stubbornly high and are at risk to fall amid slowing economic growth. Potential downside remains should equity earnings deteriorate.  We believe the Fund is positioned to withstand a further decline in equity prices due to its high quality approach, and are prudently adding to opportunities with long-term upside potential in more normalized environments.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dividend Equity Fund - Class A* and the Russell 1000® Value Index
Average Annual Total Returns**
Touchstone Dividend Equity Fund*	1 Year	5 Years	10 Years	Since Inception
Class A*	-14.41%	-0.11%	6.73%	5.99%
Class C*	-11.41%	0.41%	6.66%	5.55%
Class Y*	-9.69%	1.29%	—	6.02%
Institutional Class*	-9.62%	—	—	-8.51%
Class R6*	-9.56%	—	—	-10.21%
Russell 1000® Value Index	-11.36%	5.29%	9.17%	6.42%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. Effective July 17, 2021, the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund merged into the Fund. The Fund adopted the performance and accounting history of the AIG Focused Dividend Strategy Fund (the "Predecessor Fund"). Prior to July 17, 2021, the Fund's performance history is that of the Predecessor Fund. The inception date of Class A, Class C, Class Y, Class R6 and Institutional Class shares was June 8, 1998, June 8, 1998, May 14, 2013, August 2, 2021 and July 19, 2021, respectively. The returns of the Index are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 1000® Value Index measures those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone High Yield Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone High Yield Fund seeks a high level of income as its main goal. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade debt securities.
Fund Performance
The Touchstone High Yield Fund (Class A Shares) underperformed its benchmark, ICE BofA High Yield Cash Pay Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -14.88 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -13.98 percent.
Market Environment
The U.S. Treasury market saw a large and consistent rally for much of the period as yields of all maturity levels declined. In addition to the significant rally in U.S. Treasuries, there were times throughout the period where the U.S. Treasury curve inverted and the market began to worry about a possible recession or the increasing likelihood of one. Investment grade corporate securities with long durations and low spreads benefited the most from the decline in yields. Below-investment grade securities were impacted more severely; their typically shorter duration therefore were less advantaged by the intermediate-to-longer-term U.S. Treasury yield decreases and thus underperformed.
Within High Yield, BB- and B-rated bonds saw their spreads widen modestly while spread widening in CCC-rated bonds was much greater. This created a significant bifurcation of returns with BB- and B-rated bonds significantly outperforming their CCC-rated counterparts.
During the 12-month period, the top performing industries were Supermarkets, Banking, Life Insurance, and Wireless. These are all industries that are non-commodity related, less cyclical, and long in duration. The bottom performing industries were Oil Field Services and Independent Energy. These two industries are the only sizeable industries with a negative return over the twelve-month period. Despite oil staying reasonably range bound, investors have shunned owning this segment of the market over the past year on concerns of recession and increasing default rates.
Portfolio Review
Overall, sector allocation was neutral for the 12-month period. The Fund’s underweight to Independent Energy was the largest positive contributor as Energy was a bottom-performing sector. The Fund’s overweight positions to Food & Beverage and Cable/Satellite were additive as both are large non-cyclical industries that performed well as investors preferred issuers in more defensive sectors. An overweight to Pharmaceuticals and an underweight to Wireless were the two largest detractors.
Security selection positively contributed to performance and was driven by two main factors: an underweight to CCC-rated securities, and not owning several companies that went bankrupt or were trading as if they had defaulted. The largest headwinds to security selection revolved around two themes: the Fund overweight in Energy and an overweight in the Pharmaceuticals industry which was impacted by potential opioid litigation.
Outlook and Conclusion
We expect gross domestic product (GDP) growth to remain positive. Financial conditions are stable, fixed income market liquidity is adequate, credit fundamentals are solid with leverage and coverage at historical levels, there are limited maturities on the horizon and default rates are expected to remain low. This all provides a backdrop whereby we would expect credit markets to perform reasonably well.
We believe the greatest opportunity set for the Fund going forward would be either a continuation of the current environment of low growth mixed with relatively steady monetary policy or a meaningful sell-off in the high yield market. The Fund is positioned to emphasize credit selection over sector allocation as there are few apparent sector allocation opportunities in the current environment. Where there are sector opportunities, we have decided to express our views through quality (BB- versus B-rated) and not necessarily through a large under/overweight to the sector. Lastly, given the higher quality nature of the Fund, we would expect it to perform well in an environment where spreads widen significantly and CCC-rated bonds significantly underperform their BB- and B-rated counterparts.
In light of high yield’s relatively low spread and yield levels, the Fund is positioning toward the lower portion of our risk range. With the exception of the Energy segment, we believe that the BB- and B-rated segment of the market is fairly valued as fundamentals are

Management's Discussion of Fund Performance (Unaudited) (Continued)
solid, economic growth remains positive, and liquidity is available. The Fund maintains a substantially reduced CCC-rated bonds exposure. We believe this defensive stance positions the Fund well in a market in which CCC-rated bonds continue to struggle due to weak economic growth and a persistently risk averse investor base.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone High Yield Fund - Class A* and the ICE BofA High Yield Cash Pay Index
Average Annual Total Returns**
Touchstone High Yield Fund	1 Year	5 Years	10 Years
Class A	-17.64%	-0.55%	1.93%
Class C	-16.36%	-0.32%	1.81%
Class Y	-14.70%	0.68%	2.70%
Institutional Class	-14.63%	0.78%	2.78%
ICE BofA High Yield Cash Pay Index	-13.98%	1.40%	3.85%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
ICE BofA High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Impact Bond Fund
Sub-Advised by EARNEST Partners LLC
Investment Philosophy
The Touchstone Impact Bond Fund (the “Fund”) seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.
Fund Performance
The Touchstone Impact Bond Fund (Class A Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index for the 12 month period ended September 30, 2022. The Fund’s total return was -14.52 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -14.60 percent.
Market Environment
While a 12-month period typically contains many noteworthy macroeconomic related market events, the last 12-months have been almost singularly focused on inflation and the U.S. Federal Reserve Board’s (“Fed”) response to it. The Consumer Price Index (“CPI”) peaked at 9.1% in June, having recently retraced to 8.3%.  This is still well above where it was one year ago when it clocked in at 5.3%.  The unemployment rate has improved from 5.2% to 3.5% over this same period.  With the jobs market running at very healthy levels, the Fed turned its attention squarely at accelerating inflation.  The central bank fears that inflation could become unanchored as it did in the 1980’s, which was due in part to the Fed’s inadequate response to inflation during the late 1970’s.  They do not want to repeat this same mistake.  In their own terms, the economy will not work for anybody if inflation is running at persistently high levels.
To combat inflation the Fed has turned hawkish for the first time since 2018.  They have pushed the Federal Funds rate from 0.25% to 3.25% in the last twelve months and have indicated more rate hikes are likely needed.  They have also committed to lowering the size of their balance sheet by up to $95B per month.  These reductions will come from both its Treasury and Single-Family Mortgage Backed Securities  (“MBS”) holdings.
This new monetary policy led to large increases in rate markets broadly.  It has also led to a strong U.S. dollar, which decreases the attractiveness of U.S. fixed income for international investors seeking to hedge their currency risk.  Unsurprisingly, the front-end of the curve has moved in sympathy with the Fed’s increases to its key policy rate.  The yield of the two-year Treasury has increased from 0.28% to 4.28% over this period.  The yield curve has become fully inverted, with the 3.90% yield of the 6-month Treasury Bill now exceeding that of the 30-year Treasury Bond’s yield of 3.78%.  Moves on the long end of the curve are subject to many outside forces, and the moves higher this year have been aided by the combination of inflation and the nominal economic strength.
While riskier assets typically outperform during periods of safe-haven underperformance, this has not held in the current inflationary environment.  This is largely because the inflation adjusted strength of the economy has not kept up with the nominal strength experienced.  This weighs on real incomes, real spending, and real return prospects.  The tighter financial policy is eventually expected to cut off the nominal strength as well.  Combined, this has choked the return profile of riskier assets.  While risky financial assets represent a large spectrum, relative to Treasuries all other assets receive a risk premium.  This includes investment grade fixed income spread securities.  Over the last twelve months, the spread compensation provided as a premium for the risk assumed, has widened.  This widening has been large enough to offset any income related advantage.  As such, all sectors underperformed matched duration Treasuries over the last 12-months.
The underperformance is widespread.  A natural place to start is the U.S. Corporate Bond market, which has underperformed matched duration Treasuries.  These securities have faced credit concerns, primarily related to inflation induced margin pressure and the cost of refunding debt in the higher rate environment.  However, even high-quality corners of the market such as Single-Family MBS have underperformed matched duration Treasuries.  This sector has suffered at the hands of interest rate volatility and the Fed’s plans to reduce their substantial MBS holdings.  One of the better performing areas of the market is Multi-Family MBS, which has “only” underperformed matched duration Treasuries.
Portfolio Review
The macroeconomic environment has created a headwind on both an absolute and relative level.  Absolute returns have suffered due to the increase in interest rates.  The Fund’s overweight to spread products was the portfolio’s primary headwind (relative to the benchmark) during the period, as all major spread sectors underperformed matched duration Treasuries during the period.
Sector and security selection offset some of the losses from being broadly overweight spread securities.  The largest example of this was the Fund’s overweight to Multi-Family MBS to complement the underweight to Single-Family MBS.  The Fund’s overweight

Management's Discussion of Fund Performance (Unaudited) (Continued)
to U.S. Agencies was also beneficial for the portfolio relative to other spread sector opportunities.  Still, U.S. Agencies did underperform Treasuries.  Corporate exposure benefited due to the high quality and low volatility nature of the business profiles in which issuers are engaged.
The Fund's primary positioning is unchanged.  It remains overweight high quality spread bonds, underweight Treasuries, and underweight Single-Family MBS.  It has retained its quality, relative interest rate sensitivity, structural advantage, and spread advantage.
The largest change during the period was the increase in Rate Reduction Bonds.  This has long been a favored sector of our investment process.  However, a lack of issuance over the last decade has caused the allocation to this sector to dwindle.  Weather events led to a new wave of issuance during 2022.  These securities have a tremendously positive impact on the communities and individuals they support.  The structure and need for these securities is so strong that they are the only asset class that has never been downgraded from an AAA rating.  Over the last twelve months the portfolio’s allocation to these bonds has increased by more than 3%.  These purchases have largely come against allocations to various Agency and MBS sectors.
The Fund’s effective duration of 5.84 years continues to be approximately matched to that of the benchmark, representing 96% of the benchmark’s effective duration as of fiscal year end. The Fund entered the fiscal year at 97% of the benchmark’s duration.  Throughout the course of the year, the duration profile fluctuated between the low to high 90 percentiles.  While this range falls within our definition of being approximately duration neutral, due to the outsized and volatile moves in yields, the portfolio’s modestly shorter positioning did generate a relative performance benefit for the portfolio.  This positioning was not a call on interest rates, but instead related to where we identified value within our risk management construct of remaining approximately duration and curve neutral.
The portfolio is actively managed to be approximately duration and yield curve neutral.  Changes in the yield curve had little impact on the Fund’s relative performance during the period.
Outlook and Conclusion
As discussed, the macroeconomic backdrop has added to volatility and uncertainty.  This in turn has created a market that at times has offered investment opportunities, which appear to have become dislocated from each other.  As an example, we recently purchased a new Small Business Administration (“SBA”)  bond that was issued with a spread of +120 basis points over the 10-year Treasury.  A month earlier, a nearly identical bond was issued with a spread of +100 basis points.  This +20  basis points of widening over the relevant period was more than any of its frequent comparables.  Nothing about these securities changed, and they retain the same full faith and credit guarantee of the U.S. Government that they always have.  These types of pricing dislocations provide active managers an opportunity to act patiently and capitalize on unusual opportunities to capture value.
Away from the volatility, the shape of the yield curve also provides attractive investment opportunities.  While we will continue to run an approximately curve neutral portfolio, we will take some active positioning in securities across the curve due to the relative value the securities provide.  In the medium term, shorter securities should not provide more yield than longer securities.  Similarly, rolling down the yield curve from the 20-year point is a far more attractive total return proposition than rolling up the yield curve from the 30-year point.  So long as we maintain an approximately curve and duration neutral profile, we will continue to seek to capture value along the yield curve as these types of opportunities are unique and infrequent in nature.
Lastly the Fed and their balance sheet reduction plans still loom somewhere in the background.  The risk this poses to Agency Single-Family MBS remains significant.  When the securities are priced cheaply, we will seek to add to them.  However, the prospect of future selling by the  Fed is a risk that needs to be properly accounted for when evaluating the attractiveness of the securities.
There are two large themes that the Fund is most exposed to, the first of which is the risk that inflation does become unanchored, moving to levels which causes a recession and subsequent rush into the safe haven that Treasuries represent.  This buying could be exacerbated by being funded with indiscriminate selling of spread securities.  In this scenario, the Fund’s significant underweight to Treasuries could become a large enough headwind to offset sector and security selection, which has held up during 2022.
Alternatively, if volatility were to subside in a serious manner and the Fed  was simultaneously able to efficiently reduce its Single-Family MBS, we would face a material headwind due to the significant underweight to the sector, which can perform quite well during periods of zero volatility.
We continue to monitor each of these risks and the value propositions they create.
While fixed income markets this year have experienced an increase in volatility and unheralded losses, we do see three bright rays of light.  The first is simple, yields are up.  As part of a balanced portfolio, fixed income’s role becomes more appealing when its income can deliver 4-5% instead of 1%.  Those higher yields also help offset any additional move higher in rates in a way that lower yields cannot. Additionally, while it still seems likely interest rates will increase on the front end of the curve that does not necessarily bode

Management's Discussion of Fund Performance (Unaudited) (Continued)
true for longer portions of the curve which are influenced by many factors away from the actions of the Fed.  Importantly, it is the intermediate and longer portions of the curve that matter for price related returns.  With yields up, these bonds now provide more value as a hedge against an economic contraction. Lastly, due to the increase in spreads, the compensation for taking risk is at the highest levels in years.
Overall, in 2022 we have approached the spread market with more caution given all the cross currents.  This has benefited performance.  We are still unambiguously overweight high-quality spread-products while significantly underweight both Treasuries and products with poor structure such as Single-Family MBS.  In a market where spreads have widened across the board, we are encouraged that the portfolio has hence far weathered the storm and been competitive.
We believe the Fund is well positioned going forward given the recent moves in spreads and that this leaves the Fund in a good starting place to earn more yield on both an absolute and relative basis going forward. Meanwhile, the Fund is positioned with a little extra dry powder that is invested in short and highly liquid Treasuries.  We look forward to finding the right market dynamics and opportunities to redeploy that capital back into the spread market.  We continue to view the Fund’s substantial underweight to Single Family-MBS as prudent given the risks the sector is exposed to, which are both fundamental and technical in nature.
Fund allocations to government debt has remained fairly consistent over the past twelve months.  The biggest change is we have shifted more of the allocation into other diversified AAA rated assets as they became available during the second and third quarter of 2022.  This caused the Fund’s weight to Agency rated bonds down to 45.4%, while increasing its exposure to other AAA rated bonds up.  Across the various agency buckets, the proportions to SBA, Multi-Family MBS, Single-Family MBS, and other programs has remained quite consistent.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Impact Bond Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Impact Bond Fund	1 Year	5 Years	10 Years
Class A	-17.34%	-1.54%	0.21%
Class C	-16.02%	-1.32%	0.09%
Class Y	-14.37%	-0.34%	0.94%
Institutional Class	-14.29%	-0.22%	1.06%
Class R6*	-14.27%	-0.32%	0.95%
Bloomberg U.S. Aggregate Bond Index	-14.60%	-0.27%	0.89%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares was November 22, 2021. Class R6 shares’ performance was calculated using the historical performance of Class Y shares for the periods prior to November 22, 2021. The returns have been restated for sales loads and fees applicable to Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone International ESG Equity Fund
Sub-Advised by Rockefeller & Co. LLC
Investment Philosophy
The Touchstone International ESG Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund primarily invests in equity securities of non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.
Fund Performance
The Touchstone International ESG Equity Fund (Class A Shares) underperformed its benchmark, the MSCI All Country World ex-USA Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -29.67 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -25.17 percent.
Market Environment
The 12-month period ending September 30, 2022 was heavily influenced by surging inflation, a byproduct of aggressive U.S. Federal Reserve Board (“Fed”) monetary policy during the pandemic.  Additionally, the Russia-Ukraine war has created an environment of energy insecurity in the Eurozone and has contributed to economic deterioration in the region.  New COVID-19 cases continue to linger globally, however, high vaccination rates and low fatality rates have desensitized the markets to COVID-19 related news outside of China where “Zero COVID-19” policy remains.  Global equity markets were weak during this period. Chair of the Fed, Jerome Powell, maintained the view that inflation was “transitory” for the greater part of 2021 but ultimately pivoted in late November.  He held this position while the U.S. Consumer Price Index (“CPI”) steadily rose from 1.4% in January 2021 to 6.8% as of the October 2021 reading.  U.S. CPI would continue to climb, peaking in June 2022 at 9.1% and softened to 8.3% in August.  The Fed initiated a rate hiking cycle in March 2022 nearly a year after CPI broke through 3.0%, and the Fed has been playing catchup ever since. The equity markets during the final 3 months of 2021 performed positively despite concerns around inflation and the COVID Omicron variant, and the MSCI All Country World ex-USA Index increased 1.9%.  Global new issuance market was vibrant in 2021 with U.S. Initial Public Offering (“IPO”) deal count achieving 20-year highs and total IPO proceeds of over $140 billion was the largest in history.  Elevated equity valuations were supportive of new capital formation but inflation and concerns regarding the magnitude of the Fed’s policy shift led to January declines. High inflation rates have weighed on consumer sentiment as well, as the University of Michigan Consumer Sentiment Index collapsed to 59.4 in March 2022 and has remained at low levels.
The invasion of Ukraine and the subsequent sanctions against Russian entities have exacerbated the global inflation problem.  Brent crude prices spiked north of $100/barrel, European gas prices tripled on the onset of the Russian attack and have since settled 50% higher, and grain prices have soared.  In essence, European Union household disposable income declined as a result and corporate investment decisions will likely be re-evaluated in the coming quarters.  Interest rate differentials have contributed to the U.S. dollar strength in the past year.  The euro, Japanese yen and the Korean won declined.  Foreign exchange volatility will present challenges to countries with limited natural resources, which are often priced in U.S. dollar, while export oriented nations may benefit from selling cheaper goods.  Global markets continued to decline over the course of 2022 as economic uncertainty remains.  While valuations have compressed across all major markets, earnings revisions may continue to drift lower as companies deal with volume challenges, high input costs, and foreign exchange volatility.  Global Purchasing Managers’ Indices are descending into contraction territory that is likely to result in negative growth in the coming year.  While this presents further volatility in the markets, valuations at decade lows suggests that negativity in the marketplace is adequately factored in.  If Europe can navigate their energy supply through the winter months or Russia-Ukraine war can subside, we believe a case can be made for a recovery in the markets.
Portfolio Review
The Fund underperformed the benchmark during the period, due in large part to the portfolio’s underweight to Energy and Consumer Staples and its overweight position in Industrials.  Consumer Discretionary was the most significant detracting sector, led lower by weakness in Alibaba Group Holdings Ltd. and Sony Group Corp. Alibaba has been impacted by fluctuating COVID-19 lockdowns in China, which has suppressed economic activity. The stock originally traded higher in second quarter 2022 based on expectations that retail sales would improve upon reopening. However, additional lockdowns in third quarter 2022 continues to impact commerce activity, causing a reversal. Alibaba’s earnings release reflected lower merchandise volume, but profitability was better due to cost control. We continue to be constructive on the name based on eventual normalization. In addition, the industry should reflect greater expense discipline after digesting regulatory changes. Sony lagged due to its exposure to consumer electronics goods including gaming.  We believe that component shortages are the sole reason for the weaker installed based trajectory of game

Management's Discussion of Fund Performance (Unaudited) (Continued)
consoles, slowing new game releases.  Sony continues to maintain a leadership position in camera sensors, entertainment, and gaming while trading at attractive valuations. Koninklijke Philips N.V. was the single most significant detractor during the period as the company continues to struggle with the recall and remediation associated with their sleep apnea device, CPAP.  Based on the share price performance, the market appears to be estimating a potential $10-$15 billion liability impact to Philips, which we believe, is too punitive. Deutsche Post AG, a leading European logistics company was also a top detractor, with shares underperforming as Europe faces weaker growth prospects.  The company’s forward earnings multiple has decreased from 13x to 8x in 2022 which suggests ~40% earnings deterioration.  While Deutsche Post may experience a cyclical decline in earnings, we are confident in the quality of the logistics infrastructure the company has built and the difficulty for new entrants to replicate. Communication Services and Financials were top contributors to relative performance during the period, helped by strong performance across portfolio holdings in both sectors.
Within Financials, ICICI Bank Ltd. was the largest positive contributor within the sector and the overall portfolio, followed by Intact Financial Corp., and OCBCBank. ICICI Bank continues to execute well as one of India’s largest financial institutions.  Deposit and Loan growth of over 15% and ROE of 15% operating in an underbanked market, ICICI should reflect the growth opportunity of the Indian economy. Intact Financial Corp. is the leading Canadian property and casualty insurer and is currently in the process of integrating the acquisition of RSA Insurance Group, which will fortify their position in the U.K. and Ireland.  Strong underwriting has led to double-digit net operating income per share and strategic capital deployment. OCBC Bank is a diversified Singapore listed financial institution with $349 billion in customer deposits with nearly half of the company’s business profits generated from Singapore and 16% from Malaysia. We believe OCBC’s geographical exposure provides insulation from global macro headwinds.
The strategy initiated positions in TotalEnergies SE, Volkswagen AG, and The London Stock Exchange. The Fund exited Enel SpA, Vonovia SE, Tele2 AB, Continental AG, Scor SE and E-Mart Inc. to fund more attractive opportunities.
Outlook and Conclusion
Energy insecurity is creating challenges for Europe as the spike in energy costs negatively impact disposable income and industrial activity.  Reflecting this uncertainty, the European market is currently trading at 10.7x forward earnings or 65% of the U.S. market multiple, a 10-year low.  Despite these headwinds, the energy crisis in Europe will create opportunities for companies involved in energy transition and efficiency, an area that the Fund’s portfolio is exposed to.  In the U.S., we believe the risk of a recession remains low given the resilient job market.  Recent data points also suggest that inflation has inflected downwards, and we believe it is likely that the Fed hiking cycle is nearing an end. Valuations have compressed across most sectors, and we are finding more investment opportunities. With major equity markets down in excess of 25% this year, the market is already pricing in an earnings deterioration in the coming quarters, and we will look to take advantage of stock dislocations to add undervalued businesses into the portfolio.
The Fund continues to be overweight Financials as the combination of positive interest rate sensitivity, company-specific opportunities, and improving fundamentals we believe will benefit our holdings. The sector holdings are comprised of a mix of life insurers, consumer finance companies, banks, property and casualty insurers, and other diversified financials that we believe are attractively valued. The Fund continues to own strong industrial franchises at attractive valuations where the macro risks surrounding global growth are impacting the share price performance, but we believe that these companies stand to benefit when global growth inflects positively. The strategy continues to be underweight Utilities and Materials. The underweighting in Consumer Staples has not changed. Valuations are generally expensive as investors have flocked to Staples as a defensive sector, choosing to trade off paying premium prices for perceived business stability, which we believe is incorrect. Fundamentals are weakening as aggressive pricing actions cannot forever offset rising costs and declining volumes.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone International ESG Equity Fund - Class A* and the MSCI All Country World Ex-USA Index
Average Annual Total Returns**
Touchstone International ESG Equity Fund	1 Year	5 Years	10 Years
Class A	-33.20%	-1.50%	3.45%
Class C	-30.82%	-1.05%	3.45%
Class Y	-29.43%	-0.06%	4.33%
Institutional Class*	-29.41%	-0.03%	4.34%
MSCI All Country World Ex-USA Index	-25.17%	-0.81%	3.01%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was August 23, 2019. Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to August 23, 2019. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Ex-USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the USA.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Fund
Sub-Advised by The London Company
Investment Philosophy
The Touchstone Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S.-listed companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.
Fund Performance
The Touchstone Mid Cap Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -14.13 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -19.39 percent.
Market Environment
For the 12-month period ending September 30, 2022, the major US stock indices declined.  The first three months of the period were relatively strong reflecting reasonably strong economic growth and an accommodative monetary policy.  As the period progressed, fears over the Omicron wave of COVID-19, the invasion of Ukraine by Russia, fears of rising inflation and more hawkish comments and actions from the U.S. Federal Reserve Board (“Fed’) would impact the economy and cause broad based selling in the equity markets.
The Omicron strain of COVID-19 emerged late in 2021 and in February 2022, Russia invaded Ukraine, both of which have further constrained supply chains and stoked inflation.  With regard to monetary policy, a strong labor market combined with high inflation resulted in a shift toward tighter monetary policy earlier in the year from the Fed.
The war in Ukraine has also caused Energy prices to spike with the price of crude oil moving from $70-80 per barrel pre-invasion to a high of approximately $130 post invasion.  It has since settled out to the $85-100 range.  This caused the Energy sector to be far and away the strongest sector during the period. Another strong sector was Utilities.  All other sectors were negative for the period, with the weakest being Communication Services and Consumer Discretionary.
In terms of factors impacting stocks during the period, Value (except for low price to book), Yield, Quality (except for lower leverage), Size, and Momentum factors were the strongest.  Volatility was the only group where the factors consistently performed poorly.  Growth factors underperformed with the exception of dividend growth and while Quality overall was strong, companies with weaker balance sheets (more leverage) did better.
Portfolio Review
The weakest quarter in the period was the period from March 31 to June 30, 2022 and not surprisingly; this is where most of the outperformance for the period came from.  We saw the Fund’s relative performance improve as the downturn progressed and should it continue, we believe investors will focus more on higher quality factors like return on capital, consistency of cash flow, and balance sheet flexibility.
During the period, both sector allocation and stock selection benefited relative performance, but stock selection was the predominant driver.  At the sector level, an overweight position in Consumer Staples and an underweight position in Communication Services had a positive impact on relative performance, partially offset by and underweight positions in both Energy and Utilities.
In terms of stock selection, the best performing stocks based on relative performance versus the benchmark during the period were Lamb Weston Holding Inc. (Consumer Staples sector), Dollar Tree, Inc. (Consumer Discretionary sector), Alleghany Corp. (Financials sector), M&T Bank Corp. (Financials sector), and Post Holdings, Inc. (Consumer Staples sector).
The more challenged positions in the period were CarMax Inc. (Consumer Discretionary sector), Skyworks Solutions Inc. (Information Technology sector), Moelis & Co. (Financials sector), Entegris, Inc. (Information Technology sector), and Ball Corp. (Materials sector).  Over the period we opened new positions in Lennox International Inc. (Industrials sector), BellRing Brands Inc. (Via Spinoff Post Holdings Inc.; Consumer Staples sector), and AerCap Holdings (Industrials sector) while we sold Haemonetics Corp. (Health Care sector) and Sensata Technologies Holding plc (Industrials sector).

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook and Conclusion
Looking ahead, as the Fed attempts to navigate a soft landing, economic growth may continue to decelerate.  With persistently higher than desired inflation combined with a tight labor market, additional rate hikes are likely before year-end, while Quantitative Tightening will continue.  This more restrictive monetary policy will continue to influence the economy.  We recognize the lagged impact of monetary policy on the broader economy, so the odds of a recession over the next 12-18 months remain elevated.
On a positive note, the U.S. consumer remains in reasonably good shape. Unemployment is low, wages are rising, and there are still excess savings remaining from the pandemic. With consumer spending such an important part of U.S. gross domestic product (GDP), the strong labor market could limit the downside risk to the economy over the next few months. Longer term, we remain positive on the U.S. economy and expect real GDP growth in the 2-3% range driven by growth in the labor force and improving productivity.
Longer term, we continue to believe that quality attributes and solid company fundamentals will benefit the portfolio over time. The companies in the Fund have historically generated higher returns on capital, had stronger balance sheets, and traded at reasonable valuations relative to the broader market.
We believe the quality of the Fund’s portfolio positions it well for the next few years, even if the market trades modestly higher. In an environment of possibly lower expected returns and greater volatility, we believe it offers an attractive option for equity investors. Our goal remains to outperform the broader market over full market cycles with less volatility.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Fund - Class A* and the Russell Midcap® Index
Average Annual Total Returns**
Touchstone Mid Cap Fund	1 Year	5 Years	10 Years
Class A	-18.43%	6.27%	9.83%
Class C	-15.54%	6.75%	9.82%
Class Y	-13.87%	7.81%	10.77%
Class Z	-14.12%	7.53%	10.48%
Institutional Class	-13.82%	7.90%	10.85%
Class R6*	-13.76%	7.86%	10.79%
Russell Midcap® Index	-19.39%	6.48%	10.30%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares was February 22, 2021. Class R6 shares performance was calculated using the historical performance of Class Y shares for the periods prior to February 22, 2021. The returns have been restated for sales loads and fees applicable to Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Value Fund
Sub-Advised by Leeward Investments, LLC
Investment Philosophy
The Touchstone Mid Cap Value Fund seeks capital appreciation by investing primarily in common stocks of medium capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.
Fund Performance
The Touchstone Mid Cap Value Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -9.04 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -13.56 percent.
Market Environment
The market environment created a mixed backdrop for the team’s investment process in the trailing 12-month period ending September 30, 2022. Quality and stability were rewarded, and factor data implies a bias toward defensive and stable characteristics. Low beta stocks have meaningfully outperformed high beta stocks, and stocks with higher yields have far outpaced stocks with zero yield. Companies with lower foreign sales have fared better than companies with greater foreign sales, a logical outcome given the events of the year on the geopolitical stage and, among other things, the enduring ripple effects of Russia’s invasion of Ukraine. The best performing sector in the benchmark over the last twelve months was Energy. Notable underperformers of the benchmark’s overall return in the period were Communication Services, Consumer Discretionary and Information Technology.
Portfolio Review
Performance was driven by strong stock selection and positive sector allocation. The portfolio had positive sector and stock contribution in eight out of eleven sectors in the period.
The best sector on a relative basis was Consumer Discretionary, led by strength in retailer Dollar Tree Inc. The portfolio also benefitted from having no exposure to the Consumer Services segment, which declined.  Relative performance in the Industrials sector was helped by the portfolio’s overweight position in Regal Rexnord Corp.  Regal Rexnord’s modestly positive return in the period outpaced results of the sector as a whole. The motion control manufacturer rebounded following an investor day highlighting faster top-line growth and continued margin expansion.  No exposure to the Transportation segment in Industrials, along with no exposure to the Communications Services sector also helped relative performance.
Stock selection was weaker in the Information Technology sector.  Rackspace Technology Inc. and Qorvo Inc. were the largest detractors.  Rackspace has been plagued with operational challenges and given another change in their strategic direction (and an extension in the duration of their turnaround), we exited the position in third-quarter 2022. Qorvo sells products for wireless handsets and infrastructure, and COVID-19 lockdowns in China have intensified worries about the supply chain disruption for Apple and Android handsets.
Outlook and Conclusion
Despite declining performance for much of the past 12-months, global financial markets face several potential pitfalls.  The U.S. Federal Reserve Board continues to fight inflation with interest rate hikes, dramatically increasing the odds of a recession.  Some early signs of price stabilization are evident, gasoline, freight, and base commodities have all declined from their highs, but employment remains tight, and wages tend to be sticky.  China’s COVID-19 policies have created continued speed bumps for global supply chains and demand remains lumpy.  The situation in Ukraine continues to have extensive impacts.  Europe’s economy is struggling as a slow recovery from the pandemic is being further stalled by record high energy prices and a constrained consumer. Notwithstanding these headwinds, earnings estimates have stayed resilient, and the market has yet to have the capitulation event that so often characterizes downturns.
 Despite these market dynamics, we continue to hold fast and invest according to our process.  Fundamentally we are looking for quality stocks, trading at a discount, with good risk/reward.  We look for companies with strong management teams, high barriers to entry, solid balance sheets, and we continue to rigorously examine downside scenarios for our positions.  We continue to find what we believe are attractively valued investment opportunities with favorable risk/reward profiles.  While we do not believe in making short term projections, we believe these investments will outperform the market longer term.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index
Average Annual Total Returns**
Touchstone Mid Cap Value Fund	1 Year	5 Years	10 Years
Class A	-13.57%	3.36%	8.51%
Class C	-10.58%	3.82%	8.50%
Class Y	-8.81%	4.85%	9.42%
Institutional Class	-8.68%	5.00%	9.57%
Russell Midcap® Value Index	-13.56%	4.76%	9.44%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital Select Growth Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital Select Growth Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund typically invests in 25 to 35 companies. Sands Capital generally seeks stocks with sustainable above-average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and are valued rationally in relation to comparable companies, the market and the business prospects for that particular company.
Fund Performance
The Touchstone Sands Capital Select Growth Fund (Class A shares) underperformed its benchmark the Russell 1000® Growth Index for the 12-month period ended September 30, 2022. The Fund’s total return was -54.73 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was -22.59 percent.
Market Environment
U.S. growth equities (as measured by the Russell 1000® Growth Index) suffered from a historically aggressive rate hiking cycle in response to persistently elevated inflation. The drawdown in growth equities began in November 2021, with the high valuation businesses early in their profit cycle often seeing losses well in excess of the benchmark. The sell-off was broad-based with nine of eleven GICs sectors experiencing declines and the average index constituent well off its 52-week high.
Portfolio Review
Security selection was the primary driver of underperformance over the period. Selection detracted from relative results across the six sectors where the strategy held exposure, yet businesses held in the Communication Services and Information Technology sectors accounted for the bulk of the impact. Over this period, the significant tightening of financial conditions disproportionately affected the high growth, high valuation businesses that composed a portion of our portfolio and weighed on stock selection. Sector allocation was a modest detractor from results due to the overweight to the Communication Services sector.
The top five individual absolute contributors for the period were Sarepta Therapeutics Inc. (Health Care sector), CoStar Group Inc. (Industrials sector), Zillow Group Inc. (Real Estate sector), Datadog Inc.(Information Technology sector), and Zoetis Inc. (Health Care sector). The top five detractors were Sea Limited (Communication Services sector), Block Inc. (Information Technology sector), Match Group Inc. (Communication Services sector), Shopify Inc. (Information Technology sector), and ServiceNow Inc. (Information Technology sector).
The Fund’s sector exposures are largely a byproduct of our bottom-up investment process and remained largely the same over the period. Information Technology sector exposure remained the portfolio’s largest absolute weight. Communication Services sector exposure remained the largest relative weight, yet our absolute weighting in the sector is roughly half its level from a year ago. The portfolio has no exposure to the Consumer Staples, Energy, Financials, Materials, Real Estate, and Utilities sectors.
Over the course of the period, the Fund’s high growth, high valuation businesses were impacted by the market sell-off to a greater degree than its growth compounder businesses. As a result, the Fund has taken investment actions to add to many high growth, high valuation businesses that we believe have seen disproportionate declines in share price, relative to our long-term fundamental outlook. Semiconductors represents one industry we have increased exposure through the addition of NVIDIA Corp. and Datadog. We remain underweight the industry yet to a lesser degree than 12 months ago.
Turnover for the period of 25 percent was in-line with its five-year average. The market drawdown and elevated volatility of high growth, high valuation businesses created opportunities for us to shed businesses that we viewed as more mature and understood by the market, while adding and/or purchasing businesses that we believe have seen share price declines that are not commensurate with our long-term expectations for earnings growth.
Outlook and Conclusion
Volatility remains high, and the mid-August market pivot shows how quickly sentiment—and markets—can change. Rather than trying to guess the market’s next move in the near-term, we remain focused on corporate fundamentals, which history demonstrates to be the primary driver of long-term returns.

Management's Discussion of Fund Performance (Unaudited) (Continued)
We have stress tested and re-evaluated our investment cases given the turbulent economic and market environment, and are confident that the businesses we own remain well positioned to deliver above-average growth over the next five years.
Below are some examples of the secular drivers underpinning the growth of our portfolio businesses:
Emerging Internet Leaders
Digitalization of the economy continues, and the next generation of internet businesses are disrupting the status quo by reducing transactional frictions, increasing transparency, and eliminating inefficiencies. These companies are focusing on large verticals and building industry-specific solutions that result in a better customer experience while reinforcing their competitive moats. Portfolio beneficiaries include Airbnb Inc. (Consumer Discretionary sector), CoStar Group Inc. (Industrials sector), Match Group Inc. (Communication Services sector), and Uber Technologies Inc. (Technology sector).
Financial Services Digitalization
The combination of modern technology and disruptive customer acquisition models are fundamentally re-architecting how financial products are designed, manufactured, and distributed, with software displacing paper and bank branches in each stage of the process. New technologies are enabling broader access to basic financial products and adding innovative layers of intelligence and automation. We see value accruing to both companies creating a new generation of digitally native financial infrastructure as well as companies leveraging that infrastructure to build differentiated experiences for end users. Portfolio beneficiaries include Block Inc. (Information Technology sector), Intuit Inc. (Information Technology sector), Sea Ltd. (Consumer Discretionary sector), and Visa (Information Technology sector).
Life Sciences Innovation
Over the next decade, we view genes and genomics, minimally invasive technologies, consumerization of health care, the humanization of pets, and globalization of innovation as the most important secular trends in life sciences. We focus on investing in businesses that are changing the standard-of-care, providing best-in-class “picks and shovels” to biopharma and life science researchers, and meaningfully improving access and cost in healthcare delivery. Portfolio beneficiaries include Align Technology Inc. (Health Care sector), Dexcom (Health Care sector), Edwards Lifesciences (Health Care sector), and Sarepta(Health Care sector).
Shifting IT Spend from Maintenance to Agility
Information technology spending continues to shift toward innovations that make enterprises more agile and efficient. In the last decade, cloud-based software disrupted legacy, on-premise systems within well-defined market opportunities. The next generation of SaaS leaders is enabling new businesses and processes, serving as the enablers of an increasingly digital-first economy. These businesses are often typified by user-driven adoption, consumption-based licensing, and competitive advantages driven by network effects and ecosystem partners. Portfolio beneficiaries include Atlassian Corp. (Information Technology sector), Cloudflare Inc. (Information Technology sector), ServiceNow Inc. (Information Technology sector), and Snowflake Inc. (Information Technology sector).
The primary risk the Fund seeks to manage is permanent loss of capital resulting from a negative business or investment outcome. Since earnings growth tends to drive stock-price returns over the long term, we closely monitor factors that could erode the underlying earnings power of the Fund's businesses. We also seek to mitigate opportunity cost, as failing to invest in value-creating businesses is also detrimental to long-term results. In both cases, we believe that our six investment criteria are our most powerful risk management tool, as they are designed to help us identify those businesses most likely to sustainably generate above-average growth over our investment horizon.
In the near term, we expect inflation, and subsequently, monetary policy to continue to have an outsized influence on investment results.  A significant amount of uncertainty exists around the terminal level of the Federal Funds rate. As a result, markets have seen dramatic swings in style leadership as expectations for monetary policy have rapidly evolved, with investors favoring businesses with slower growth and strong cash flow over earlier-stage growth businesses.
The poor sentiment in equity markets conflicts with the recent earnings results and long-term outlook of our businesses, in our view. The volatile operating environment induced by the distortions of the COVID-19 pandemic and fiscal stimulus has led us to re-underwrite each portfolio holding. In most cases, our long-term earnings expectations are unchanged.
We believe this disconnect between market sentiment and business fundamentals presents an opportunity. Valuations are now back to long-term averages, driving our expected returns to multi-year highs. Importantly, from these levels we expect earnings growth, rather than changes in valuation, to be the primary driver of share price results. We remain confident the businesses in the Fund's portfolio will deliver above-average earnings growth, and in our view, the increasingly challenging macro-economic environment presents an opportunity for the Fund's businesses to improve their competitive position and emerge stronger.

Management's Discussion of Fund Performance (Unaudited) (Continued)
We have long invested the Fund in businesses that are driving and/or benefiting from digitalization, and the pandemic has accelerated this shift. We expect digitization will proliferate faster than previous technology-driven shifts (e.g. the telephone, electricity, personal computers), and with unprecedented scale, touching nearly every aspect of commerce and daily life. Businesses can reach more customers faster than ever, a dynamic that we expect will lead to quicker margin expansion for the select few businesses driving and/or benefiting from the digital shift.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index
Average Annual Total Returns**
Touchstone Sands Capital Select Growth Fund	1 Year	5 Years	10 Years
Class A	-56.99%	3.18%	7.53%
Class C	-55.41%	3.63%	7.52%
Class Y	-54.59%	4.68%	8.44%
Class Z	-54.73%	4.40%	8.16%
Institutional Class*	-54.58%	4.55%	8.24%
Class R6*	-54.58%	4.55%	8.24%
Russell 1000® Growth Index	-22.59%	12.17%	13.70%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares and Class R6 shares was September 1, 2020. Institutional Class shares' and Class R6 shares' performance was calculated using the historical performance of Class Z shares for the periods prior to September 1, 2020. The returns have been restated for sales loads and fees applicable to Institutional Class and Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Cap Fund
Sub-Advised by The London Company
Investment Philosophy
The Touchstone Small Cap Fund (the “Fund”) seeks capital appreciation by investing primarily in common stocks of U.S. companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield.  Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.
Fund Performance
The Touchstone Small Cap Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -10.75 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -23.50 percent.
Market Environment
For the 12-month period ending September 30, 2022, the major U.S. stock indices declined.  The first three months of the period was relatively strong reflecting reasonably strong economic growth and an accommodative monetary policy.  As the period progressed, fears over the Omicron wave of COVID-19, the invasion of Ukraine by Russia, fears of rising inflation and more hawkish comments and actions from the U.S. Federal Reserve Board (“Fed”) would impact the economy and cause broad based selling in the equity markets.
The Omicron strain of COVID-19 emerged late in 2021 and in February 2022, Russia invaded Ukraine, both of which have further constrained supply chains and stoked inflation.  With regard to monetary policy, a strong labor market combined with high inflation resulted in a shift toward tighter monetary policy earlier in the year from the Fed.
The war in Ukraine has also caused Energy prices to spike with the price of crude oil moving from $70-80 per barrel pre-invasion to a high of approximately $130 post invasion.  It has since settled out to the $85-100 range.  This caused the Energy sector to be the strongest sector during the period. Another strong sector was Utilities.  All other sectors were negative for the period, with the weakest being Communication Services and Consumer Discretionary.
In terms of factors impacting stocks during the period, Value (except for low price to book), Yield, Quality (except for lower leverage), Size, and Momentum factors were the strongest.  Volatility was the only group where the factors consistently performed poorly.  Growth factors underperformed with the exception of dividend growth and while Quality overall was strong, companies with weaker balance sheets (more leverage) did better.
Portfolio Review
The strongest sectors for the market in the period were Energy and Utilities.  All other sectors were negative for the period with the weakest being Communication Services and Consumer Discretionary.
The weakest quarter in the period was the period from March 31 to June 30, 2022 and not surprisingly; this is where most of the outperformance for the period came from.  We saw the Fund’s relative performance improve as the downturn progressed and should it continue, we believe investors will focus more on higher quality factors like return on capital, consistency of cash flow, and balance sheet flexibility.
Both sector allocation and stock selection contributed to relative performance; stock selection was the predominant driver.  At the sector level, an underweight position in Health Care and an overweight position in Industrials had a positive impact on relative performance, partially offset by an underweight position in Energy and an overweight position in the Consumer Discretionary sector.
In terms of stock selection, the best performing stocks based on relative performance were Murphy USA Inc. (Consumer Discretionary sector), White Mountains Insurance Group Ltd. (Financials sector), Qualys  Inc. (Information Technology sector), GCP Applied Technologies Inc. (Materials sector), and CTS Corporation (Information Technology sector).
The more challenged positions based on relative performance were Tempur Sealy International Inc. (Consumer Discretionary sector), Moelis & Co. (Financials sector), LivaNova plc (Health Care sector), Cannae Holdings Inc. (Financials sector), and Masonite International Corp.(Industrials sector).

Management's Discussion of Fund Performance (Unaudited) (Continued)
Over the period, we opened Fund positions in Hanover Insurance Group Inc. (Financials sector), IAA Inc. (Industrials sector), Vontier Corp. (Information Technology sector), and Lancaster Colony Corporation (Consumer Staples sector) while we sold Energizer Holdings Inc. (Industrials sector), Tejon Ranch Co. (Real Estate sector), Mantech International Corp. (Industrials sector), and Kaman Corp. (Industrials sector).
Outlook and Conclusion
Looking ahead, as the Fed attempts to navigate a soft landing, economic growth may continue to decelerate.  With persistently higher than desired inflation combined with a tight labor market, additional rate hikes are likely before year-end, while Quantitative Tightening will continue.  This more restrictive monetary policy will continue to influence the economy.  We recognize the lagged impact of monetary policy on the broader economy, so the odds of a recession over the next 12-18 months remain elevated.
On a positive note, the U.S. consumer remains in reasonably good shape.  Unemployment is low, wages are rising, and there are still excess savings remaining from the pandemic.  With consumer spending such an important part of U.S. gross domestic product (GDP), the strong labor market could limit the downside risk to the economy over the next few months.  Longer term, we remain positive on the U.S. economy and expect real GDP growth in the 2-3% range driven by growth in the labor force and improving productivity.
Longer term, we continue to believe that quality attributes and solid company fundamentals will benefit the portfolio over time. The companies in the Fund have historically generated higher returns on capital, had stronger balance sheets, and traded at reasonable valuations relative to the broader market.
We believe the quality of the Fund’s portfolio positions it well for the next few years, even if the market trades modestly higher.  In an environment of possibly lower expected returns and greater volatility, we believe it offers an attractive option for equity investors.  Our goal remains to outperform the broader market over full market cycles with less volatility.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Fund - Class A* and the Russell 2000® Index
Average Annual Total Returns**
Touchstone Small Cap Fund	1 Year	5 Years	10 Years
Class A	-15.22%	3.61%	5.47%
Class C	-12.22%	4.08%	5.48%
Class Y	-10.58%	5.10%	6.37%
Institutional Class	-10.52%	5.20%	6.46%
Russell 2000® Index	-23.50%	3.55%	8.55%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Cap Value Fund
Sub-Advised by Leeward Investments, LLC
Investment Philosophy
The Touchstone Small Cap Value Fund (the "Fund") seeks long-term capital growth by investing primarily in common stocks of small capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.
Fund Performance
The Touchstone Small Cap Value Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -11.04 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -17.69 percent.
Market Environment
The market environment created a mixed backdrop for the team’s investment process in the trailing 12-month period ending September 30, 2022. The tailwinds toward the close of 2021 were followed by an environment in 2022 marked by crosscurrents and market shifts.
The best performing sector in the benchmark over the last twelve months was Energy. Notable underperformers of the benchmark’s overall return of -17.69% in the period were Communication Services, Health Care, and Consumer Discretionary.
Portfolio Review
The Fund’s larger size versus the benchmark helped performance, along with low exposure to the lowest return on equity quintile and a bias toward lower beta.
Performance was primarily driven by strong stock selection, as well as contributions for  sector allocation. The best performing sector on a relative basis was Materials, led by strength in Livent Corp. and Cabot Corp. Livent continued to produce strong results: the company has raised guidance on better-than-expected price realization and has announced plans to increase capacity. Cabot posted strong results and raised fiscal year guidance on its fiscal first quarter call. Industry capacity is tight, and Cabot experienced strong pricing that more than covered inflationary costs. Its conductive carbon products are gaining share in electric vehicle batteries and are driving faster than expected growth. Outperformance in Consumer Discretionary was concentrated in Murphy USA Inc. The company announced a $1B stock buyback late in 2021, and its fuel business continued to benefit from a higher level of normalized earnings power. The company also benefitted from the rollout of its loyalty program, which drives traffic even during periods of economic distress. The Fund’s underweight to Communication Services helped relative performance, and as meme stocks have fallen in and out of favor, not owning AMC Entertainment provided a boost to trailing 12-month returns.
Energy was the largest detractor by sector in the Fund, and the portfolio’s underweight accounted for much of the shortfall. The sector outperformed on strength in commodity prices, as investors worry supply will not be sufficient to meet demand.  The Financials sector also detracted, as strength in the Fund’s Insurance and Diversified Financials exposure wasn’t enough to offset weakness in banks.
Outlook and Conclusion
Despite declining performance for much of the past twelve months, global financial markets face several potential pitfalls. The U.S. Federal Reserve Board continues to fight inflation with interest rate hikes, dramatically increasing the odds of a recession.  Some early signs of price stabilization are evident, gasoline, freight, and base commodities have all declined from their highs, but employment remains tight, and wages tend to be sticky. China’s COVID policies have created continued speed bumps for global supply chains and demand remains lumpy. The situation in Ukraine continues to have extensive impacts.  Europe’s economy is struggling as a slow recovery from the pandemic is being further stalled by record high energy prices and a constrained consumer. Notwithstanding these headwinds, earnings estimates have stayed resilient, and the market has yet to have the capitulation event that so often characterizes downturns.
Despite these market dynamics, we continue to hold fast and invest according to our process. Fundamentally, we are looking for quality stocks, trading at a discount, with good risk/reward. We look for companies with strong management teams, high barriers to entry, solid balance sheets, and we continue to rigorously examine downside scenarios for our positions. We continue to find what we believe are attractively valued investment opportunities with favorable risk/reward profiles. While we don’t believe in making short term projections, we believe these investments will outperform the market longer term.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Value Fund - Class A* and the Russell 2000® Value Index
Average Annual Total Returns**
Touchstone Small Cap Value Fund	1 Year	5 Years	10 Years
Class A	-15.49%	2.52%	6.32%
Class C	-12.61%	2.96%	6.31%
Class Y	-10.81%	4.00%	7.22%
Institutional Class	-10.67%	4.17%	7.38%
Russell 2000® Value Index	-17.69%	2.87%	7.94%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Ultra Short Duration Fixed Income Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Ultra Short Duration Fixed Income Fund (the “Fund”) seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements and commercial paper. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by seeking to maintain an effective duration of one year or less under normal market conditions.
Fund Performance
The Touchstone Ultra Short Duration Fixed Income Fund (Class A Shares) underperformed its primary benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, and outperformed its secondary benchmark, the ICE BofA 1-Year U.S. Treasury Note Index, for the 12-month period ended September 30, 2022. The Fund’s total return was -0.80 percent (calculated excluding the maximum sales charge) while the total returns of its benchmarks were 0.62 percent and -1.95 percent, respectively.
Market Environment
As we look back on the fiscal year ending September 30, 2022 for the Fund, the market environment today is unrecognizable compared with the environment from a year ago. The fourth quarter of 2021 saw markets eagerly processing every developing bit of information about COVID-19 vaccine efficacy. The worst of the Delta variant seemed to be subsiding, but it was followed closely by Omicron which seemed to pose an even-more-contagious threat. Inflation was top of mind as pandemic-related supply chain disruption was driving price increases, but “transitory” was the phrase of the day (which did not age well).
Ultra Short Duration markets offered a stable low-yield, tight-spread environment throughout 2021—a relatively calm beginning of the Fund’s fiscal year 2022. The short end of the Treasury curve was anchored near zero by the U.S. Federal Reserve Board’s (“Fed”) Funds rate, while the 10 Year Treasury yielded 1.50%. In December 2021, a decades-high 7% inflation point spooked markets, but given the arguably transient nature of pandemic-driven supply chain disruptions, it was widely expected to be the peak. Markets at the time expected inflation to moderate toward 2.5% by year-end. To the contrary, inflation continued to rise into the beginning of 2022, and the Fed finally began to pivot toward a monetary tightening outlook, expressing increasing concern about bringing inflation under control.
Meanwhile, geopolitical tensions had been escalating in Eastern Europe, culminating with Russia’s invasion of Ukraine on February 24, 2022. In addition to the humanitarian and ethical concerns surrounding the invasion, it also added to global inflationary pressures by disrupting energy and commodity markets. It was within this context that the Fed launched its monetary tightening effort with the first post-pandemic rate hike of 25 basis points in March, 2022.
The subsequent half of the Fund’s fiscal year was a game of cat-and-mouse as markets were perpetually surprised by the strength and persistence of inflationary pressure and labor market data in spite of the Fed’s escalating tightening efforts. Treasury rates increased and risk markets sold off as markets iteratively processed the reality that more-severe Fed tightening action that would be needed to get inflation under control. Aside from a brief risk-on tone during the beginning of the third quarter, risk markets have generally spent the fiscal year in a strong risk-off tone, with the S&P 500 Index down—having given back all of the gains from the prior calendar year 2021.
Over the course of the Fund’s fiscal year, the Fed has increased rates by a total of 300 basis points over the course of five meetings. Treasuries in the 6-12 month part of the curve are approximately 400 basis points higher year-over-year, while the 10-year Treasury is 230 basis points higher. In accord with risk assets in general, spreads across Ultra Short Duration subsectors widened out materially by 50-100 basis points off the historically-tight levels during 2021 to top-quartile (wide) levels as of the Fund’s fiscal year-end.
Portfolio Review
In an abnormally volatile fiscal year, significant increases in both interest rates and in spreads were key drivers of performance. Aside from 3-Month Treasury-Bills, markets offered almost no safe haven for investors over the past 12 months. The Fund maintained historically-low interest rate risk positioning around 0.50 years over the course of the fiscal year, with spread duration limited but

Management's Discussion of Fund Performance (Unaudited) (Continued)
generally stable around 1 year. While this helped minimize the impact of higher rates, wider spreads, and significant volatility throughout the year, it was an extremely challenging environment for any type of risk asset or fixed income product to produce positive returns.
Coming off the Fed’s Zero Interest Rate Policy environment was an exceptionally flat ultra short duration landscape (from both a rates and a spread perspective) at the beginning of the Fund’s fiscal year. This low-yield starting point provided very little cushion to absorb rate increases or spread widening without returns dipping below zero. Even so, the ultra-short space has provided a safe haven on a relative basis—considering, for example, that the selloff in the broader U.S. bond market overall has been the worst in history on a year-to-date basis.
Within the Fund, the sectors with the strongest nominal returns for the fiscal year were Commercial Mortgage-Backed Securities (CMBS), Agency Debenture and Asset- Backed Securities (ABS), while the worst returning subsectors were Residential Mortgage-Backed Securities (RMBS) -2.13%, Corporates -1.06%, and Collateralized Loan Obligation (CLO) +0.22%. Every major subsector outperformed its respective short duration ICE BoAML subsector index.
Duration positioning remained consistent around a half a year over the course of the Fund’s fiscal year, and credit quality was unchanged at AA-. ABS and CMBS exposure decreased, while CLO and RMBS exposure increased. These changes were made as a function of relative value opportunities within the market, and in response to our desire to maintain low duration positioning via floating rates securities.
The Fund is positioned at period end with duration of 0.53 years, which detracted from returns relative to the ICE BoAML 3-Month U.S. Treasury Bill Index, but enhanced returns relative to the ICE BofA 1-Year U.S. Treasury Note Index.
Changes in the yield curve had a dramatic effect on performance during the 12-month period. Treasury rates in the 6 month to 2-year part of the curve were nearly 400 basis points higher year-over-year. The portfolio has been able to absorb a remarkable amount of rate-driven negative mark-to-market price action while still providing a relative safe haven in comparison with other fixed income sectors or other risk assets.
Outlook and Conclusion
We are maintaining our strong bias toward Structured Products (CMBS, ABS, RMBS and CLOs) over corporate credit, favoring the structural protections, cash flow profile, and additional spread available for a given credit quality. We have also benefited from having had adequate liquidity within the Fund to satisfy all redemption activity organically (as designed) as opposed to some market participants who have been forced sellers in a “buyers’ market.” We have been able to capitalize on that dynamic, being a liquidity provider to market participants who are forced to pay the bid/ask spread.
We believe the greatest concern going forward pertains to the Fed’s ability to manage the inflation problem in the U.S., and whether they will be able to do so without pushing the economy into a deep recession. Through the Fund’s fiscal year-end, inflationary pressures have proven to be more stubborn than the market or the Fed had anticipated, and it seems increasingly less-likely that the Fed will be able to achieve the soft-landing that was initially targeted.
Other areas of concern include the geopolitical tensions surrounding the Russian invasion of Ukraine, as well as concern around China’s slowing growth prospects and real estate crisis. Domestically, we continue to keep close watch on the health of the Consumer, as we proceed into a period of normalization/deterioration off the COVID-19 pandemic stimulus-driven strength. We maintain a close dialogue with lenders who fund via securitization markets, to identify any areas of concern around their underwriting/risk modeling, loan structuring, or portfolio performance as we move forward into what we expect to be a recessionary environment.
Going forward, we expect the investing landscape to continue to be challenging from a volatility standpoint, and for certain fundamentals to likely deteriorate as monetary policy continues to tighten. Even so, we are confident about the Fund’s current positioning. With limited interest rate risk and significant carry (even while maintaining a historically high AA- credit quality), the Fund is poised to generate an attractive total return in spite of the elevated degree of spread and interest rate volatility we expect to see.
The Fund continues to be positioned with a very short duration position of just over a half a year, a high-quality bias with average credit quality of AA-, and an overweight to Structured Products versus Corporate Credit. In spite of this short duration, high quality bias, the Fund is well positioned to be able to absorb a meaningful degree of interest rate or spread volatility going forward relative to other fixed income or risk assets.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ultra Short Duration Fixed Income Fund - Class A*, the ICE BofA 3-Month U.S. Treasury Bill Index and the ICE BofA 1-Year U.S. Treasury Note Index
Average Annual Total Returns**
Touchstone Ultra Short Duration Fixed Income Fund	1 Year	5 Years	10 Years
Class A	-2.80%	0.71%	0.78%
Class C	-2.16%	0.64%	0.60%
Class S*	-1.05%	0.87%	0.74%
Class Y	-0.55%	1.37%	1.25%
Class Z	-0.80%	1.12%	1.00%
Institutional Class	-0.50%	1.42%	1.29%
ICE BofA 3-Month U.S. Treasury Bill Index	0.62%	1.15%	0.68%
ICE BofA 1-Year U.S. Treasury Note Index	-1.95%	0.94%	0.67%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class S shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class S shares was October 27, 2017. Class S shares' performance was calculated using the historical performance of Class Z shares for the periods prior to October 27, 2017. The returns have been restated for sales loads and fees applicable to Class S shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class S shares, Class Y shares, Class Z shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.
ICE BofA 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

Tabular Presentation of Portfolios of Investments (Unaudited)
September 30, 2022
The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Active Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	40.4%
AA/Aa	7.5
A/A	15.2
BBB/Baa	27.6
BB/Ba	2.0
B/B	1.8
CCC	0.4
CC	0.1
C or Lower	0.0
Not Rated	4.6
Cash Equivalents	0.4
Total	100.0%
Touchstone Anti-Benchmark® International Core Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	31.5%
Hong Kong	8.8
United Kingdom	8.1
Switzerland	5.3
Spain	4.4
France	4.4
Israel	4.0
Netherlands	3.9
Denmark	3.7
China	3.7
Australia	3.4
Finland	2.7
Norway	2.0
Portugal	2.0
Belgium	1.8
Germany	1.6
United States	1.3
Sweden	1.3
Ireland	1.3
Luxembourg	1.0
Singapore	1.0
New Zealand	0.6
Austria	0.4
United Arab Emirates	0.0
Short-Term Investment Funds	2.4
Other Assets/Liabilities (Net)	(0.6)
Total	100.0%

* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Ares Credit Opportunities Fund

Credit Quality*(% of Fixed Income Securities)
BBB/Baa	5.1%
BB/Ba	39.6
B/B	32.4
CCC	13.4
Not Rated	6.4
Cash Equivalents	3.1
Total	100.0%
Sector Allocation**(% of Net Assets)
Long Positions
Corporate Bonds
Energy	11.7%
Consumer Discretionary	9.9
Communication Services	9.3
Industrials	8.0
Financials	5.8
Consumer Staples	5.6
Materials	4.3
Real Estate	4.0
Health Care	3.8
Information Technology	2.5
Utilities	1.8
Bank Loans	17.8
Asset-Backed Securities	9.5
Common Stocks
Energy	1.2
Health Care	0.5
Industrials	0.1
Exchange-Traded Fund	0.4
Warrants	0.0
Short-Term Investment Funds	6.4
Other Assets/Liabilities (Net)	(1.8)
100.8%
Short Positions
Corporate Bonds	(0.8)
Total	100.0%
Touchstone Dividend Equity Fund

Sector Allocation**(% of Net Assets)
Information Technology	23.2%
Health Care	13.7
Financials	13.7
Consumer Discretionary	10.7
Industrials	9.0
Communication Services	7.2
Consumer Staples	7.0
Energy	5.6
Utilities	3.9
Materials	3.0
Real Estate	2.8
Short-Term Investment Fund	0.4
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%
Touchstone High Yield Fund

Credit Quality*(% of Fixed Income Securities)
A/A	0.5%
BBB/Baa	6.5
BB/Ba	60.9
B/B	25.0
CCC	3.0
Not Rated	2.0
Cash Equivalents	2.1
Total	100.0%
Touchstone Impact Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	68.1%
AA/Aa	11.0
A/A	11.5
BBB/Baa	7.9
BB/Ba	0.3
Cash Equivalents	1.2
Total	100.0%

* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone International ESG Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	18.0%
France	14.5
United Kingdom	11.0
Sweden	8.9
South Korea	7.5
Singapore	6.2
Switzerland	5.6
India	4.7
China	4.2
Canada	4.0
Taiwan	3.5
Germany	2.9
Thailand	2.0
Netherlands	1.9
Denmark	1.2
Preferred Stocks	2.6
Short-Term Investment Funds	3.9
Other Assets/Liabilities (Net)	(2.6)
Total	100.0%
Touchstone Mid Cap Fund

Sector Allocation*(% of Net Assets)
Industrials	26.2%
Information Technology	16.7
Consumer Discretionary	12.8
Financials	12.1
Consumer Staples	12.0
Materials	10.8
Health Care	5.5
Real Estate	2.7
Short-Term Investment Fund	1.3
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Mid Cap Value Fund

Sector Allocation*(% of Net Assets)
Financials	18.2%
Industrials	14.8
Consumer Staples	11.1
Utilities	10.2
Health Care	9.1
Consumer Discretionary	8.5
Materials	8.4
Energy	7.1
Information Technology	6.7
Real Estate	5.0
Short-Term Investment Fund	1.3
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%
Touchstone Sands Capital Select Growth Fund

Sector Allocation*(% of Net Assets)
Information Technology	45.7%
Communication Services	15.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	8.6
Short-Term Investment Fund	1.0
Other Assets/Liabilities (Net)	0.4
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Small Cap Fund

Sector Allocation*(% of Net Assets)
Industrials	23.9%
Consumer Discretionary	18.3
Financials	16.0
Information Technology	12.7
Materials	7.3
Real Estate	6.9
Consumer Staples	5.0
Health Care	3.9
Energy	0.9
Short-Term Investment Funds	7.8
Other Assets/Liabilities (Net)	(2.7)
Total	100.0%
Touchstone Small Cap Value Fund

Sector Allocation*(% of Net Assets)
Industrials	24.2%
Financials	19.5
Information Technology	8.6
Health Care	8.2
Materials	7.9
Consumer Staples	7.8
Consumer Discretionary	6.9
Utilities	5.1
Real Estate	4.7
Energy	4.4
Communication Services	0.7
Exchange-Traded Fund	1.0
Short-Term Investment Funds	1.1
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Ultra Short Duration Fixed Income Fund

Credit Quality**(% of Fixed Income Securities)
AAA/Aaa	53.6%
AA/Aa	12.0
A/A	13.3
BBB/Baa	13.7
Not Rated	0.3
Cash Equivalents	7.1
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).
** Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Portfolio of Investments
Touchstone Active Bond Fund – September 30, 2022
Principal Amount		Market Value
	Corporate Bonds — 40.7%
	Financials — 12.2%
$ 1,304,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.450%, 10/29/26	$ 1,100,499
661,000	Allstate Corp. (The), 1.450%, 12/15/30	499,022
308,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	283,570
724,000	American Financial Group, Inc., 5.250%, 4/2/30	693,980
1,057,000	Ares Capital Corp., 3.250%, 7/15/25	965,630
200,000	Banco Nacional de Panama (Panama), 144a, 2.500%, 8/11/30	146,761
1,007,000	Bank of America Corp., 2.687%, 4/22/32	784,386
759,000	Bank of America Corp., 3.705%, 4/24/28	690,951
1,007,000	Bank of America Corp., MTN, 4.000%, 1/22/25	974,794
903,000	Bank of Montreal (Canada), 3.803%, 12/15/32	783,406
1,363,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	988,175
1,282,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	926,410
617,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	512,833
437,000	BNP Paribas SA (France), 144a, 4.625%, 3/13/27	403,970
733,000	Charles Schwab Corp. (The), 5.000%(A)	658,784
1,122,000	Citigroup, Inc., 0.981%, 5/1/25	1,039,820
670,000	Citigroup, Inc., 3.200%, 10/21/26	614,013
430,000	Citigroup, Inc., 4.750%, 5/18/46	342,722
1,026,000	Citizens Bank NA, 4.575%, 8/9/28	976,878
1,032,000	Cooperatieve Rabobank UA (Netherlands), 144a, 1.106%, 2/24/27	883,754
1,457,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 3.475%, 2/15/27(B)	1,373,223
899,000	Credit Suisse AG (Switzerland), 3.700%, 2/21/25	843,942
1,197,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	928,998
1,865,000	Goldman Sachs Group, Inc. (The), 3.615%, 3/15/28	1,697,985
529,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	479,197
724,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	678,791
1,154,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	931,327
200,000	Jababeka International BV (Indonesia), 6.500%, 10/5/23	110,000
1,258,000	JPMorgan Chase & Co., 2.956%, 5/13/31	995,963
968,000	JPMorgan Chase & Co., 3.509%, 1/23/29	856,675
898,000	JPMorgan Chase & Co., 5.717%, 9/14/33	848,604
930,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	816,006
1,226,000	Mastercard, Inc., 2.000%, 11/18/31	969,618
962,000	Morgan Stanley, 3.950%, 4/23/27	894,368
820,000	Morgan Stanley, 5.297%, 4/20/37	735,385
1,190,292	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	896,902
1,193,000	PNC Capital Trust, (3M LIBOR +0.570%), 3.652%, 6/1/28(B)	1,109,551
1,098,000	Prudential Financial, Inc., 5.125%, 3/1/52	951,900
1,877,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 3.580%, 5/15/27(B)	1,740,919
		32,129,712
	Consumer Discretionary — 4.9%
1,298,000	BAT Capital Corp. (United Kingdom), 3.557%, 8/15/27	1,139,587
697,000	Brunswick Corp., 4.400%, 9/15/32	563,433
239,000	Expedia Group, Inc., 2.950%, 3/15/31	185,331
664,000	Ford Motor Co., 3.250%, 2/12/32	476,752
535,000	Ford Motor Credit Co. LLC, 3.664%, 9/8/24	502,226
300,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC (United Arab Emirates), 7.125%, 7/31/26	281,338
1,630,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	1,228,828
459,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	433,915
200,000	Genm Capital Labuan Ltd. (Malaysia), 144a, 3.882%, 4/19/31	136,879
Principal Amount		Market Value

	Consumer Discretionary — (Continued)
$ 561,000	Home Depot, Inc. (The), 5.950%, 4/1/41	$ 584,278
929,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	865,804
740,000	Imperial Brands Finance PLC (United Kingdom), 144a, 6.125%, 7/27/27	729,493
1,410,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 2.500%, 1/15/27	1,208,483
447,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 4.375%, 2/2/52	299,606
1,108,000	Lowe's Cos., Inc., 4.500%, 4/15/30	1,034,452
1,602,000	Procter & Gamble Co. (The), 1.200%, 10/29/30	1,235,851
200,000	Prosus NV (China), 144a, 3.257%, 1/19/27	167,499
1,153,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	933,000
689,000	Warnermedia Holdings, Inc., 144a, 4.279%, 3/15/32	566,720
689,000	Warnermedia Holdings, Inc., 144a, 5.141%, 3/15/52	499,904
		13,073,379
	Industrials — 4.0%
200,000	Aeropuerto Internacional de Tocumen SA (Panama), 144a, 4.000%, 8/11/41	147,642
1,228,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	986,017
650,000	Boeing Co. (The), 5.805%, 5/1/50	566,167
782,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	790,495
200,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.125%, 11/1/25	173,935
635,000	Carrier Global Corp., 3.577%, 4/5/50	439,787
1,237,000	CNH Industrial Capital LLC, 1.450%, 7/15/26	1,070,562
320,000	DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/28	271,060
899,000	FedEx Corp., 5.100%, 1/15/44	759,780
977,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	824,339
300,000	Misc Capital Two Labuan Ltd. (Malaysia), 144a, 3.625%, 4/6/25	286,824
890,000	Mohawk Industries, Inc., 3.625%, 5/15/30	740,252
803,000	Norfolk Southern Corp., 4.837%, 10/1/41	714,798
1,068,000	Parker-Hannifin Corp., 4.250%, 9/15/27	1,017,706
691,000	Roper Technologies, Inc., 2.950%, 9/15/29	581,505
1,381,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	1,160,681
		10,531,550
	Energy — 4.0%
878,000	Boardwalk Pipelines LP, 4.800%, 5/3/29	806,025
619,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	597,080
723,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	633,056
655,000	Continental Resources, Inc., 144a, 5.750%, 1/15/31	592,027
320,000	Ecopetrol SA (Colombia), 6.875%, 4/29/30	268,837
300,000	EIG Pearl Holdings Sarl (Saudi Arabia), 144a, 3.545%, 8/31/36	239,170
200,000	EIG Pearl Holdings Sarl (Saudi Arabia), 144a, 4.387%, 11/30/46	141,058
1,103,000	Energy Transfer LP, 4.150%, 9/15/29	962,593
200,000	FS Luxembourg Sarl (Brazil), 144a, 10.000%, 12/15/25	201,947
150,000	Heritage Petroleum Co. Ltd. (Trinidad and Tobago), 144a, 9.000%, 8/12/29	156,924
300,000	KazMunayGas National Co. JSC (Kazakhstan), 144a, 4.750%, 4/19/27	250,815
200,000	KazMunayGas National Co. JSC (Kazakhstan), 144a, 5.750%, 4/19/47	133,073
601,000	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	452,252
793,000	Midwest Connector Capital Co. LLC, 144a, 3.900%, 4/1/24	766,250

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 40.7% (Continued)
	Energy — (Continued)
$ 801,000	MPLX LP, 4.950%, 3/14/52	$ 626,924
969,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	978,893
300,000	Oil and Gas Holding Co. BSCC (The) (Bahrain), 144a, 7.500%, 10/25/27	291,589
200,000	Petroleos del Peru SA (Peru), 144a, 4.750%, 6/19/32	140,701
200,000	Petroleos del Peru SA (Peru), 144a, 5.625%, 6/19/47	120,080
375,000	Petroleos Mexicanos (Mexico), 6.625%, 6/15/35	239,625
403,000	Petroleos Mexicanos (Mexico), 6.700%, 2/16/32	283,914
250,000	Petroleos Mexicanos (Mexico), 6.750%, 9/21/47	139,505
501,000	Petroleos Mexicanos (Mexico), 7.690%, 1/23/50	308,866
380,000	Petronas Capital Ltd. (Malaysia), 144a, 2.480%, 1/28/32	311,599
400,000	Qatar Petroleum (Qatar), 144a, 3.125%, 7/12/41	291,714
250,000	SA Global Sukuk Ltd. (Saudi Arabia), 144a, 2.694%, 6/17/31	210,932
200,000	Sinopec Group Overseas Development 2018 Ltd. (China), 144a, 3.350%, 5/13/50	142,438
350,000	YPF, SA (Argentina), 144a, 6.950%, 7/21/27	201,775
		10,489,662
	Utilities — 3.1%
199,271	Alfa Desarrollo SpA (Chile), 144a, 4.550%, 9/27/51	131,519
1,002,000	CMS Energy Corp., 4.750%, 6/1/50	846,690
717,000	Duke Energy Progress LLC, 4.150%, 12/1/44	578,302
712,000	Edison International, 4.125%, 3/15/28	635,535
929,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	763,136
200,000	Eskom Holdings SOC Ltd. (South Africa), 144a, 7.125%, 2/11/25	177,100
903,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	816,751
250,000	Minejesa Capital BV (Indonesia), 4.625%, 8/10/30	204,375
200,000	NPC Ukrenergo (Ukraine), 144a, 6.875%, 11/9/28*	38,278
1,114,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	696,195
1,225,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	745,594
859,000	PacifiCorp., 5.750%, 4/1/37	816,235
200,000	Perusahaan Listrik Negara PT (Indonesia), 144a, 4.875%, 7/17/49	139,268
1,860,000	WEC Energy Group, Inc., (3M LIBOR +2.112%), 5.018%, 5/15/67(B)	1,543,800
		8,132,778
	Health Care — 2.5%
806,000	AbbVie, Inc., 4.450%, 5/14/46	655,121
903,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	646,666
744,000	Becton Dickinson and Co., 4.685%, 12/15/44	635,493
840,000	CommonSpirit Health, 4.187%, 10/1/49	628,377
768,000	CVS Health Corp., 5.125%, 7/20/45	672,431
1,026,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	777,974
1,045,000	HCA Inc., 5.375%, 9/1/26	1,012,780
906,000	Mylan, Inc., 4.550%, 4/15/28	800,672
1,056,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	830,449
		6,659,963
	Communication Services — 2.4%
609,000	AT&T, Inc., 4.500%, 5/15/35	526,434
1,165,000	British Telecommunications PLC (United Kingdom), 144a, 3.250%, 11/8/29	950,020
940,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	826,188
782,000	Comcast Corp., 4.000%, 3/1/48	597,937
1,380,000	Netflix, Inc., 6.375%, 5/15/29	1,369,670
445,000	Paramount Global, 4.950%, 5/19/50	316,279
Principal Amount		Market Value

	Communication Services — (Continued)
$ 1,152,000	T-Mobile USA, Inc., 3.875%, 4/15/30	$ 1,021,450
1,083,000	Verizon Communications, Inc., 2.987%, 10/30/56	643,868
		6,251,846
	Information Technology — 2.2%
634,000	Apple, Inc., 4.650%, 2/23/46	588,341
1,381,000	Broadcom, Inc., 4.150%, 11/15/30	1,194,836
1,175,000	Microchip Technology, Inc., 0.983%, 9/1/24	1,081,865
658,000	Micron Technology, Inc., 2.703%, 4/15/32	477,898
465,000	Microsoft Corp., 3.500%, 2/12/35	417,560
858,000	NXP BV / NXP Funding LLC (China), 5.350%, 3/1/26	847,601
386,000	Oracle Corp., 3.600%, 4/1/40	262,019
309,000	Oracle Corp., 4.300%, 7/8/34	251,714
629,000	Visa, Inc., 4.150%, 12/14/35	572,676
		5,694,510
	Real Estate — 2.1%
973,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	880,993
830,000	Equinix, Inc. REIT, 2.900%, 11/18/26	744,978
1,082,000	Host Hotels & Resorts LP REIT, Ser F, 4.500%, 2/1/26	1,027,795
1,000,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	844,678
200,000	Logan Group Co. Ltd. (China), 5.250%, 2/23/23	31,900
457,000	Mid-America Apartments LP REIT, 3.750%, 6/15/24	446,924
696,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	653,237
353,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	336,249
720,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	688,109
		5,654,863
	Consumer Staples — 1.9%
1,218,000	7-Eleven, Inc., 144a, 0.950%, 2/10/26	1,050,812
1,181,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	1,023,520
978,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.000%, 5/1/28	855,051
200,000	Coruripe Netherlands BV (Brazil), 144a, 10.000%, 2/10/27	171,000
623,000	Kroger Co. (The), 5.000%, 4/15/42	549,841
926,000	Mars, Inc., 144a, 3.875%, 4/1/39	763,698
657,000	Starbucks Corp., 3.350%, 3/12/50	447,996
400,000	Ulker Biskuvi Sanayi AS (Turkey), 144a, 6.950%, 10/30/25	273,360
		5,135,278
	Materials — 1.4%
672,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	588,285
200,000	Braskem Idesa SAPI (Mexico), 144a, 6.990%, 2/20/32	134,000
200,000	Braskem Netherlands Finance BV (Brazil), 144a, 4.500%, 1/31/30	161,640
421,000	Braskem Netherlands Finance BV (Brazil), 144a, 5.875%, 1/31/50	298,279
1,054,000	Celanese US Holdings LLC, 6.165%, 7/15/27	994,403
200,000	Freeport Indonesia PT (Indonesia), 144a, 4.763%, 4/14/27	180,058
200,000	Freeport Indonesia PT (Indonesia), 144a, 5.315%, 4/14/32	165,500
200,000	Indonesia Asahan Aluminium Persero PT (Indonesia), 144a, 5.800%, 5/15/50	150,610
200,000	Metinvest BV (Ukraine), 144a, 7.750%, 10/17/29	87,760
200,000	OCP SA (Morocco), 144a, 5.125%, 6/23/51	127,000

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 40.7% (Continued)
	Materials — (Continued)
$ 795,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	$ 644,931
200,000	Stillwater Mining Co. (South Africa), 144a, 4.500%, 11/16/29	147,656
		3,680,122
	Total Corporate Bonds	$107,433,663
	U.S. Treasury Obligations — 22.2%
4,345,000	U.S. Treasury Bond, 1.750%, 8/15/41	2,972,252
3,039,000	U.S. Treasury Bond, 2.250%, 2/15/52	2,207,549
1,035,000	U.S. Treasury Bond, 2.375%, 2/15/42	793,230
2,905,000	U.S. Treasury Bond, 2.875%, 5/15/52	2,436,569
2,000,000	U.S. Treasury Bond, 3.000%, 5/15/42	1,701,953
6,595,000	U.S. Treasury Bond, 3.250%, 5/15/42	5,854,093
24,505,000	U.S. Treasury Note, 0.750%, 5/31/26	21,647,679
22,885,000	U.S. Treasury Note, 2.750%, 8/15/32	20,914,744
	Total U.S. Treasury Obligations	$58,528,069
	Commercial Mortgage-Backed Securities — 8.6%
1,000,000	Austin Fairmont Hotel Trust, Ser 2019-FAIR, Class C, 144a, (1M LIBOR +1.450%), 4.268%, 9/15/32(B)	957,262
500,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	466,244
970,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	799,401
1,230,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55	1,023,501
930,000	BBCMS Mortgage Trust, Ser 2021-C11, Class A5, 2.322%, 9/15/54	739,291
2,745,000	BBCMS Mortgage Trust, Ser 2021-C12, Class A5, 2.689%, 11/15/54	2,244,181
720,000	BBCMS Mortgage Trust, Ser 2022-C14, Class A5, 2.946%, 2/15/55	600,455
1,000,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (1M LIBOR +1.950%), 4.768%, 2/15/29(B)	969,794
830,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	695,833
1,234,572	COMM Mortgage Trust, Ser 2014-CR14, Class A2, 3.147%, 2/10/47	1,221,187
1,600,000	CSMC, Ser 2021-B33, Class A1, 144a, 3.052%, 10/10/43	1,376,392
580,000	DBUBS Mortgage Trust, Ser 2017-BRBK, Class B, 144a, 3.648%, 10/10/34(B)(C)	544,007
550,000	Eleven Madison Trust Mortgage Trust, Ser 2015-11MD, Class C, 144a, 3.673%, 9/10/35(B)(C)	493,028
595,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class B, 144a, 3.772%, 10/10/32	594,047
750,000	GS Mortgage Securities Corp. Trust, Ser 2020-UPTN, Class E, 144a, 3.354%, 2/10/37	647,452
1,750,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(B)(C)	1,492,292
1,325,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	1,083,754
765,000	HONO Mortgage Trust, Ser 2021-LULU, Class B, 144a, (1M LIBOR +1.450%), 4.268%, 10/15/36(B)	726,757
528,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-NINE, Class B, 144a, 2.949%, 9/6/38(B)(C)	452,805
755,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	695,233
1,200,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (1M LIBOR +1.27%), 4.088%, 11/15/35(B)	1,150,640
1,210,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class AS, 4.177%, 7/15/51	1,137,688
Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 8.6% (Continued)
$ 2,380,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C53, Class A4, 3.040%, 10/15/52	$ 2,051,531
695,000	WFRBS Commercial Mortgage Trust, Ser 2013-C12, Class B, 3.863%, 3/15/48(B)(C)	686,085
	Total Commercial Mortgage-Backed Securities	$22,848,860
	U.S. Government Mortgage-Backed Obligations — 7.7%
49,293	FHLMC, Pool #1Q0339, (12M LIBOR +1.889%), 2.769%, 4/1/37(B)	49,720
7,228	FHLMC, Pool #A12886, 5.000%, 8/1/33	7,256
47,004	FHLMC, Pool #A13842, 6.000%, 9/1/33	47,852
4,837	FHLMC, Pool #A21415, 5.000%, 5/1/34	4,879
10,389	FHLMC, Pool #A35682, 5.000%, 7/1/35	10,417
4,141	FHLMC, Pool #A36523, 5.000%, 8/1/35	4,072
19,093	FHLMC, Pool #A46590, 5.000%, 8/1/35	18,666
2,572	FHLMC, Pool #A64971, 5.500%, 8/1/37	2,662
1,556,159	FHLMC, Pool #A89148, 4.000%, 10/1/39	1,485,355
42,092	FHLMC, Pool #A96485, 4.500%, 1/1/41	41,185
271,740	FHLMC, Pool #A97897, 4.500%, 4/1/41	266,586
14,204	FHLMC, Pool #C62740, 7.000%, 1/1/32	14,542
8,199	FHLMC, Pool #C72254, 6.500%, 7/1/32	8,456
14,268	FHLMC, Pool #C90986, 7.000%, 6/1/26	14,399
8,119	FHLMC, Pool #G02184, 5.000%, 4/1/36	8,202
1,400,576	FHLMC, Pool #G05624, 4.500%, 9/1/39	1,374,461
131,015	FHLMC, Pool #G05733, 5.000%, 11/1/39	132,365
33,030	FHLMC, Pool #J13584, 3.500%, 11/1/25	31,406
877,281	FHLMC REMIC, Pool #SD1436, 4.500%, 8/1/52	838,359
840,000	FHLMC REMIC, Pool #SD1620, 5.000%, 9/1/52	820,194
13,967	FNMA, Pool #255628, 5.500%, 2/1/25	13,911
5,256	FNMA, Pool #426830, 8.000%, 11/1/24	5,266
4,378	FNMA, Pool #540040, 7.500%, 6/1/28	4,377
7,588	FNMA, Pool #561741, 7.500%, 1/1/31	7,842
14,950	FNMA, Pool #640291, 7.000%, 8/1/32	14,941
14,135	FNMA, Pool #670402, 6.500%, 6/1/32	14,732
79,540	FNMA, Pool #745257, 6.000%, 1/1/36	83,540
51,645	FNMA, Pool #748895, 6.000%, 12/1/33	51,814
23,016	FNMA, Pool #758564, 6.000%, 9/1/24	23,388
33,366	FNMA, Pool #810049, 5.500%, 3/1/35	33,244
30,681	FNMA, Pool #819297, 6.000%, 9/1/35	31,963
549,253	FNMA, Pool #881279, 5.000%, 11/1/36	548,883
17,346	FNMA, Pool #889060, 6.000%, 1/1/38	18,712
42,930	FNMA, Pool #889061, 6.000%, 1/1/38	45,091
3,561	FNMA, Pool #895657, 6.500%, 8/1/36	3,625
59,879	FNMA, Pool #905049, 5.500%, 11/1/36	59,633
219,438	FNMA, Pool #928553, 5.500%, 8/1/37	221,289
114,614	FNMA, Pool #931535, 5.500%, 7/1/39	114,492
93,818	FNMA, Pool #AA3467, 4.500%, 4/1/39	92,013
155,450	FNMA, Pool #AA4584, 4.500%, 4/1/39	152,475
36,448	FNMA, Pool #AB1800, 4.000%, 11/1/40	34,752
54,759	FNMA, Pool #AB2452, 4.000%, 3/1/26	53,079
14,265	FNMA, Pool #AD3775, 4.500%, 3/1/25	14,030
24,463	FNMA, Pool #AD6193, 5.000%, 6/1/40	24,318
49,770	FNMA, Pool #AE1568, 4.000%, 9/1/40	47,460
290,932	FNMA, Pool #AE2497, 4.500%, 9/1/40	285,091
32,203	FNMA, Pool #AE5441, 5.000%, 10/1/40	32,391
93,923	FNMA, Pool #AH1135, 5.000%, 1/1/41	94,773
34,626	FNMA, Pool #AH3671, 4.000%, 2/1/26	33,579
283,401	FNMA, Pool #AH6622, 4.000%, 3/1/41	270,200
262,922	FNMA, Pool #AL0150, 4.000%, 2/1/41	250,692
46,922	FNMA, Pool #AL0211, 5.000%, 4/1/41	47,348
310,626	FNMA, Pool #AS0779, 4.000%, 10/1/43	295,269
2,125,943	FNMA, Pool #BT7156, 2.000%, 8/1/51	1,729,273
1,531,790	FNMA, Pool #FM4660, 2.000%, 10/1/35	1,355,147

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 7.7% (Continued)
$ 1,535,002	FNMA, Pool #FM4702, 2.500%, 10/1/50	$ 1,301,626
2,231,495	FNMA, Pool #FM5085, 2.000%, 12/1/50	1,819,541
1,062,725	FNMA, Pool #FM8360, 2.500%, 8/1/51	900,470
1,049,301	FNMA, Pool #FM8361, 2.500%, 8/1/51	887,059
1,150,991	FNMA, Pool #FM9905, 2.500%, 12/1/51	971,697
1,152,230	FNMA, Pool #FM9907, 2.500%, 12/1/51	972,883
840,000	FNMA, Pool #FS2906, 5.000%, 9/1/52	821,231
930,537	FNMA, Pool #MA4128, 2.000%, 9/1/40	780,635
661,801	GNMA, Pool #4424, 5.000%, 4/20/39	673,106
	Total U.S. Government Mortgage-Backed Obligations	$20,417,915
	Asset-Backed Securities — 6.1%
1,100,000	AB BSL CLO 2 Ltd. (Cayman Islands), Ser 2021-2A, Class B1, 144a, (3M LIBOR +1.650%), 4.162%, 4/15/34(B)	1,025,452
1,982,199	Adams Outdoor Advertising LP, Ser 2018-1, Class A, 144a, 4.810%, 11/15/48	1,875,584
1,400,000	Aimco CLO 11 Ltd. (Cayman Islands), Ser 2020-11A, Class AR, 144a, (3M LIBOR +1.130%), 3.870%, 10/17/34(B)	1,335,228
966,529	CF Hippolyta Issuer LLC, Ser 2020-1, Class A1, 144a, 1.690%, 7/15/60	858,697
1,523	CIT Home Equity Loan Trust, Ser 2002-1, Class AF5, 6.941%, 2/25/33(B)(C)	1,398
1,326,500	Coinstar Funding LLC, Ser 2017-1A, Class A2, 144a, 5.216%, 4/25/47	1,236,057
1,265,438	Driven Brands Funding LLC, Ser 2021-1A, Class A2, 144a, 2.791%, 10/20/51	999,257
107,291	FHLMC Structured Pass Through Securities, Ser T-20, Class A5, 8.370%, 12/25/29(B)(C)	112,993
5,976	FNMA REMIC Trust, Ser 2001-W2, Class AF6, 6.089%, 10/25/31(B)(C)	6,065
1,138,500	Jack in the Box Funding LLC, Ser 2022-1A, Class A2I, 144a, 3.445%, 2/26/52	989,208
962,725	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	875,095
1,425,000	Madison Park Funding XLIX Ltd. (Cayman Islands), Ser 2021-49A, Class B1, 144a, (3M LIBOR +1.700%), 4.438%, 10/19/34(B)	1,339,359
556,099	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	553,958
947,979	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(B)(C)	789,022
1,185,000	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	983,266
53,395	Orange Lake Timeshare Trust, Ser 2016-A, Class A, 144a, 2.610%, 3/8/29	51,343
1,119,375	Planet Fitness Master Issuer LLC, Ser 2022-1A, Class A2I, 144a, 3.251%, 12/5/51	976,308
1,027,000	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	899,629
1,580,000	Wendy's Funding LLC, Ser 2021-1A, Class A2II, 144a, 2.775%, 6/15/51	1,242,758
	Total Asset-Backed Securities	$16,150,677
	Non-Agency Collateralized Mortgage Obligations — 5.5%
1,407	Adjustable Rate Mortgage Trust, Ser 2004-4, Class 3A1, 3.010%, 3/25/35(B)(C)	1,393
1,234,036	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.651%, 10/25/45(B)(C)	1,121,367
1,923,173	Agate Bay Mortgage Trust, Ser 2015-7, Class B2, 144a, 3.651%, 10/25/45(B)(C)	1,744,211
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 5.5% (Continued)
$ 442,799	CSMC Trust, Ser 2013-7, Class B3, 144a, 3.544%, 8/25/43(B)(C)	$ 401,484
516,819	CSMC Trust, Ser 2014-OAK1, Class B4, 144a, 3.633%, 11/25/44(B)(C)	482,266
921,658	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.914%, 1/25/45(B)(C)	848,380
969,985	CSMC Trust, Ser 2015-2, Class B4, 144a, 3.902%, 2/25/45(B)(C)	879,903
862,875	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.781%, 12/25/44(B)(C)	795,086
1,245,843	Deephaven Residential Mortgage Trust, Ser 2022-2, Class A1, 144a, 4.300%, 3/25/67	1,182,592
1,220,631	EverBank Mortgage Loan Trust, Ser 2018-1, Class B2, 144a, 3.577%, 2/25/48	1,029,867
34,141	Galton Funding Mortgage Trust, Ser 2019-1, Class A22, 144a, 4.000%, 2/25/59(B)(C)	33,048
330,115	GS Mortgage-Backed Securities Corp. Trust, Ser 2020-PJ3, Class A14, 144a, 3.000%, 10/25/50(B)(C)	278,664
18,745	JP Morgan Mortgage Trust, Ser 2005-A1, Class 2A1, 2.545%, 2/25/35(B)(C)	18,411
7,082	JP Morgan Mortgage Trust, Ser 2005-A2, Class 7CB1, 2.781%, 4/25/35(B)(C)	7,076
17,714	JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 2.741%, 6/25/36(B)(C)	13,365
491,991	JP Morgan Mortgage Trust, Ser 2015-IVR2, Class B3, 144a, 3.780%, 1/25/45(B)(C)	473,380
1,601,155	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.450%, 1/25/47(B)(C)	1,341,447
305,305	JP Morgan Mortgage Trust, Ser 2019-INV1, Class A15, 144a, 4.000%, 10/25/49(B)(C)	290,915
18,033	MASTR Alternative Loan Trust, Ser 2004-7, Class 10A1, 6.000%, 6/25/34	16,007
1,100,000	Mill City Mortgage Loan Trust, Ser 2016-1, Class B2, 144a, 3.578%, 4/25/57	1,004,159
136,230	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	67,322
131,527	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.532%, 8/25/43(B)(C)	124,159
132,255	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.497%, 5/25/43(B)(C)	123,070
631,132	Sequoia Mortgage Trust, Ser 2017-2, Class A1, 144a, 3.500%, 2/25/47(B)(C)	554,524
69,199	Sequoia Mortgage Trust, Ser 2018-CH4, Class A13, 144a, 4.500%, 10/25/48(B)(C)	68,436
1,000,000	Towd Point Mortgage Trust, Ser 2017-1, Class B1, 144a, 3.779%, 10/25/56	875,210
800,000	Towd Point Mortgage Trust, Ser 2019-4, Class A2, 144a, 3.250%, 10/25/59	693,116
45,558	Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	40,127
	Total Non-Agency Collateralized Mortgage Obligations	$14,508,985
	Agency Collateralized Mortgage Obligations — 4.7%
2,085,000	FHLMC REMIC, Ser 4991, Class HB, 2.000%, 7/25/50	1,516,415
2,850,000	FHLMC REMIC, Ser 5178, Class CV, 2.000%, 11/25/40	2,132,849
121,017	FNMA REMIC, Ser 2003-32, Class BZ, 6.000%, 11/25/32	124,772
12,308	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	11,515
377,454	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	352,681

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 4.7% (Continued)
$ 1,800,000	FNMA REMIC, Ser 2019-35, Class KB, 3.000%, 7/25/49	$ 1,462,776
2,500,000	FNMA REMIC, Ser 2022-16, Class KB, 2.500%, 11/25/49	1,886,695
2,550,000	FNMA REMIC, Ser 2022-17, Class UV, 3.000%, 7/25/42	2,090,868
45,775	FNMA Trust, Ser 2004-W15, Class 2AF, (1M LIBOR +0.250%), 3.334%, 8/25/44(B)	45,574
855,373	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	847,635
4,276,402	GNMA, Ser 2012-147, Class IO, 0.553%, 4/16/54(B)(C)(D)	58,899
1,484,864	GNMA, Ser 2016-113, Class IO, 1.182%, 2/16/58(B)(C)(D)	80,359
8,612,474	GNMA, Ser 2016-140, Class IO, 0.751%, 5/16/58(B)(C)(D)	323,785
1,700,000	GNMA, Ser 2022-50, Class KV, 3.000%, 6/20/42	1,365,725
	Total Agency Collateralized Mortgage Obligations	$12,300,548
	Sovereign Government Obligations — 4.0%
200,000	Angolan Government International Bond, 144a, 8.750%, 4/14/32	147,900
275,000	Angolan Government International Bond, 144a, 8.250%, 5/9/28	216,233
12,043	Argentine Republic Government International Bond, 1.000%, 7/9/29	2,330
242,500	Argentine Republic Government International Bond, 1.500%, 7/9/35(B)(C)	44,119
382,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	229,206
100,000	Bahamas Government International Bond, 144a, 8.950%, 10/15/32	58,001
200,000	Bahamas Government International Bond, 144a, 9.000%, 6/16/29	138,742
50,000	Banque Centrale de Tunisie International Bond, 8.250%, 9/19/27	30,610
368,000	Chile Government International Bond, 3.100%, 5/7/41	250,098
811,000	Chile Government International Bond, 3.100%, 1/22/61	473,813
200,000	Chile Government International Bond, 3.500%, 1/31/34	163,435
300,000	Chile Government International Bond, 4.000%, 1/31/52	219,194
375,000	Colombia Government International Bond, 3.250%, 4/22/32	253,437
200,000	Colombia Government International Bond, 4.125%, 5/15/51	107,383
200,000	Colombia Government International Bond, 5.200%, 5/15/49	123,447
250,000	Colombia Government International Bond, 6.125%, 1/18/41	183,818
200,000	Dominican Republic International Bond, 144a, 5.500%, 2/22/29	172,222
200,000	Dominican Republic International Bond, 144a, 4.875%, 9/23/32	150,371
150,000	Dominican Republic International Bond, 144a, 5.950%, 1/25/27	139,398
100,000	Dominican Republic International Bond, 144a, 6.850%, 1/27/45	77,713
247,150	Ecuador Government International Bond, 144a, 1.500%, 7/31/40(B)(C)	72,291
372,885	Ecuador Government International Bond, 144a, 2.500%, 7/31/35(B)(C)	122,717
Principal Amount		Market Value
	Sovereign Government Obligations — 4.0% (Continued)
$ 631,050	Ecuador Government International Bond, 144a, 5.500%, 7/31/30(B)(C)	$ 297,109
585,000	Egypt Government International Bond, 144a, 7.625%, 5/29/32	351,990
200,000	Egypt Government International Bond, 144a, 8.875%, 5/29/50	110,808
350,000	Egypt Government International Bond, 144a, 5.750%, 5/29/24	309,719
200,000	Egypt Government International Bond, 144a, 5.800%, 9/30/27	139,993
200,000	Egypt Government International Bond, 144a, 7.500%, 1/31/27	154,046
200,000	Egypt Government International Bond, 144a, 8.150%, 11/20/59	107,520
100,000	El Salvador Government International Bond, 144a, 6.375%, 1/18/27	36,980
100,000	El Salvador Government International Bond, 144a, 7.650%, 6/15/35	33,131
75,000	El Salvador Government International Bond, 144a, 8.625%, 2/28/29	27,038
585,000	Ghana Government International Bond, 144a, 7.625%, 5/16/29	222,300
200,000	Ghana Government International Bond, 144a, 8.950%, 3/26/51	73,400
200,000	Guatemala Government Bond, 144a, 5.250%, 8/10/29	179,725
200,000	Guatemala Government Bond, 144a, 6.125%, 6/1/50	163,947
200,000	Hungary Government International Bond, 144a, 5.500%, 6/16/34	168,670
300,000	Hungary Government International Bond, 144a, 3.125%, 9/21/51	158,570
500,000	Indonesia Government International Bond, 5.450%, 9/20/52	461,265
200,000	Lebanese Republic Government International Bond, MTN, 6.650%, 2/26/30	11,500
1,020,000	Mexico Government International Bond, 3.771%, 5/24/61	602,706
225,000	Mexico Government International Bond, 4.280%, 8/14/41	163,784
200,000	Mexico Government International Bond, 4.875%, 5/19/33	175,916
200,000	Mongolia Government International Bond, 144a, 5.625%, 5/1/23	188,500
200,000	Morocco Government International Bond, 144a, 5.500%, 12/11/42	147,000
370,000	Nigeria Government International Bond, 144a, 7.625%, 11/28/47	205,350
200,000	Nigeria Government International Bond, 144a, 6.125%, 9/28/28	132,260
200,000	Nigeria Government International Bond, 144a, 7.875%, 2/16/32	128,052
200,000	Oman Government International Bond, 144a, 6.000%, 8/1/29	186,141
200,000	Oman Government International Bond, 144a, 6.500%, 3/8/47	156,369
200,000	Oman Government International Bond, 144a, 5.375%, 3/8/27	187,819
300,000	Pakistan Government International Bond, 144a, 7.875%, 3/31/36	108,132
200,000	Papua New Guinea Government International Bond, 8.375%, 10/4/28	161,770
216,000	Paraguay Government International Bond, 144a, 2.739%, 1/29/33	155,136

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Sovereign Government Obligations — 4.0% (Continued)
$ 100,000	Paraguay Government International Bond, 144a, 5.600%, 3/13/48	$ 75,075
200,000	Republic of Belarus International Bond, 144a, 6.875%, 2/28/23	64,000
200,000	Republic of South Africa Government International Bond, 5.750%, 9/30/49	128,300
360,000	Republic of Uzbekistan International Bond, 144a, 3.700%, 11/25/30	256,738
200,000	Romanian Government International Bond, 4.375%, 8/22/23	198,726
200,000	Sri Lanka Government International Bond, 144a, 6.125%, 6/3/25	53,686
200,000	Third Pakistan International Sukuk Co. Ltd. (The), 5.625%, 12/5/22	169,732
350,000	Turkey Government International Bond, 4.875%, 4/16/43	197,050
200,000	Turkey Government International Bond, 5.750%, 5/11/47	119,820
200,000	Ukraine Government International Bond, 7.750%, 9/1/28*	40,572
400,000	Ukraine Government International Bond, 144a, 7.375%, 9/25/34*	73,754
	Total Sovereign Government Obligations	$10,460,577
Shares
	Preferred Stocks — 0.2%
	Financials — 0.2%
4,604	Bank of America Corp., Ser NN, 4.375%(A)	84,161
4,105	US Bancorp, Ser L, 3.750%(A)	65,967
8,981	Wells Fargo & Co., Ser AA, 4.700%(A)	166,418
13,426	Wells Fargo & Co., Ser DD, 4.250%(A)	230,793
	Total Preferred Stocks	$547,339
	Short-Term Investment Fund — 1.0%
2,774,825	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	2,774,825
	Total Investment Securities—100.7% (Cost $307,622,850)	$265,971,458
	Liabilities in Excess of Other Assets — (0.7%)	(1,902,359)
	Net Assets — 100.0%	$264,069,099
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2022.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
IO – Interest Only
JSC – Joint Stock Company
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
SOC – State-Owned Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $69,792,539 or 26.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$107,433,663	$—	$107,433,663
U.S. Treasury Obligations	—	58,528,069	—	58,528,069
Commercial Mortgage-Backed Securities	—	22,848,860	—	22,848,860
U.S. Government Mortgage-Backed Obligations	—	20,417,915	—	20,417,915
Asset-Backed Securities	—	16,150,677	—	16,150,677
Non-Agency Collateralized Mortgage Obligations	—	14,508,985	—	14,508,985
Agency Collateralized Mortgage Obligations	—	12,300,548	—	12,300,548
Sovereign Government Obligations	—	10,460,577	—	10,460,577
Preferred Stocks	547,339	—	—	547,339
Short-Term Investment Fund	2,774,825	—	—	2,774,825
Other Financial Instruments
Futures
Interest rate contracts	174,948	—	—	174,948
Total Assets	$3,497,112	$262,649,294	$—	$266,146,406
Liabilities:
Other Financial Instruments
Futures
Interest rate contracts	$(165,904)	$—	$—	$(165,904)
Total Liabilities	$(165,904)	$—	$—	$(165,904)
Total	$3,331,208	$262,649,294	$—	$265,980,502

Touchstone Active Bond Fund (Continued)
Futures Contracts
At September 30, 2022, $268,663 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at September 30, 2022:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Futures:
30-Year U.S. Ultra Long Term Treasury Bond	12/20/2022	29	$4,147,948	$174,948
Long Futures:
2-Year U.S. Treasury Note	12/30/2022	172	35,493,091	(165,904)
				$9,044
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Anti-Benchmark® International Core Equity Fund – September 30, 2022
Shares		Market Value
	Common Stocks — 98.2%
	Japan — 31.5%
	Communication Services — 1.8%
4,100	Nexon Co. Ltd.	$ 72,438
1,900	Square Enix Holdings Co. Ltd.	81,892
	Consumer Discretionary — 4.9%
5,700	Mitsubishi Motors Corp.*	20,463
6,600	Pan Pacific International Holdings Corp.	116,429
1,600	Shimamura Co. Ltd.	135,405
2,900	Skylark Holdings Co. Ltd.*	30,903
36,700	Yamada Holdings Co. Ltd.	120,766
	Consumer Staples — 12.1%
1,400	Calbee, Inc.	29,987
1,900	Kobayashi Pharmaceutical Co. Ltd.	111,345
12,100	Lion Corp.	136,735
1,500	MatsukiyoCocokara & Co.	64,340
1,800	MEIJI Holdings Co. Ltd.†	79,970
1,700	Nissin Foods Holdings Co. Ltd.	118,282
7,900	Pigeon Corp.	115,491
4,000	Sundrug Co. Ltd.	97,333
1,100	Toyo Suisan Kaisha Ltd.	45,362
5,000	Welcia Holdings Co. Ltd.	105,512
12,000	Yamazaki Baking Co. Ltd.	137,884
	Energy — 2.2%
900	Cosmo Energy Holdings Co. Ltd.	23,220
2,100	Idemitsu Kosan Co. Ltd.	45,640
10,000	Inpex Corp.	93,271
700	Iwatani Corp.	26,359
	Financials — 1.4%
8,100	Shinsei Bank Ltd.	116,335
	Health Care — 2.4%
700	Daiichi Sankyo Co. Ltd.	19,566
2,800	Eisai Co. Ltd.	150,245
1,200	Medipal Holdings Corp.	15,261
700	Ono Pharmaceutical Co. Ltd.	16,351
	Industrials — 1.0%
1,400	Kyushu Railway Co.	30,218
800	West Japan Railway Co.	30,579
1,800	Yamato Holdings Co. Ltd.	27,031
	Information Technology — 1.0%
2,500	Alps Alpine Co. Ltd.	18,072
9,600	Ricoh Co. Ltd.	70,293
	Real Estate — 2.0%
55	GLP J-Reit	60,998
50	Nippon Prologis REIT, Inc.	109,621
	Utilities — 2.7%
5,100	Toho Gas Co. Ltd.	101,201
19,700	Tokyo Electric Power Co. Holdings, Inc.*	62,974
4,100	Tokyo Gas Co. Ltd.	69,212
	Total Japan	2,706,984
	Hong Kong — 8.8%
	Consumer Staples — 0.6%
77,000	WH Group Ltd., 144a	48,428
	Financials — 1.6%
7,500	Hang Seng Bank Ltd.	113,944
700	Hong Kong Exchanges & Clearing Ltd.	23,928
	Industrials — 2.4%
2,300	Jardine Matheson Holdings Ltd.	116,283
Shares		Market Value

	Hong Kong — (Continued)
	Industrials — (Continued)
5,500	MTR Corp. Ltd.	$ 25,228
133,000	Pacific Basin Shipping Ltd.	41,068
19,000	Xinyi Glass Holdings, Ltd.	27,478
	Information Technology — 0.9%
12,800	ASMPT Ltd.	77,593
	Real Estate — 1.6%
11,000	Henderson Land Development Co. Ltd.	30,802
15,400	Link REIT	107,500
	Utilities — 1.7%
11,000	CK Infrastructure Holdings Ltd.	56,104
97,000	Hong Kong & China Gas Co. Ltd.	85,442
	Total Hong Kong	753,798
	United Kingdom — 8.1%
	Communication Services — 2.0%
50,347	BT Group PLC	67,681
10,989	Pearson PLC	104,941
	Consumer Staples — 3.8%
57,469	J Sainsbury PLC	111,293
6,580	Ocado Group PLC*	34,147
1,212	Reckitt Benckiser Group PLC	80,333
2,301	Unilever PLC	101,106
	Energy — 0.1%
2,592	Harbour Energy PLC	12,869
	Financials — 0.6%
4,820	Hiscox Ltd.	47,489
	Health Care — 1.2%
43,560	ConvaTec Group PLC, 144a	98,993
	Industrials — 0.3%
13,108	Royal Mail PLC	26,682
	Information Technology — 0.1%
115	Endava PLC ADR*	9,272
	Total United Kingdom	694,806
	Switzerland — 5.3%
	Communication Services — 1.5%
277	Swisscom AG	129,703
	Consumer Staples — 1.0%
9	Chocoladefabriken Lindt & Spruengli AG	86,979
	Health Care — 2.1%
601	Novartis AG	45,818
410	Roche Holding AG	133,469
	Real Estate — 0.7%
594	PSP Swiss Property AG	59,377
	Total Switzerland	455,346
	Spain — 4.4%
	Communication Services — 1.5%
2,183	Cellnex Telecom SA, 144a	67,338
18,036	Telefonica SA	59,625
	Financials — 1.8%
60,069	Banco de Sabadell SA	40,058
17,389	Bankinter SA	97,637
4,816	CaixaBank SA	15,512
	Health Care — 0.8%
8,315	Grifols SA*	71,836

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)
Shares		Market Value
	Common Stocks — 98.2% (Continued)
	Spain — (Continued)
	Utilities — 0.3%
413	Naturgy Energy Group SA	$ 9,554
1,197	Red Electrica Corp. SA	18,369
	Total Spain	379,929
	France — 4.4%
	Communication Services — 0.4%
2,594	Orange SA	23,462
1,540	Vivendi SE	11,945
	Consumer Staples — 1.4%
8,494	Carrefour SA	117,804
	Energy — 0.2%
168	Gaztransport Et Technigaz SA	18,524
	Financials — 0.1%
731	SCOR SE	10,568
	Health Care — 1.5%
979	BioMerieux	77,439
177	Ipsen SA	16,381
397	Sanofi	30,230
	Industrials — 0.1%
86	Aeroports de Paris*	9,938
	Real Estate — 0.7%
440	Covivio REIT	21,197
2,137	Klepierre SA REIT	37,152
	Total France	374,640
	Israel — 4.0%
	Communication Services — 0.3%
14,416	Bezeq The Israeli Telecommunication Corp. Ltd.	23,566
	Financials — 1.0%
10,719	Bank Hapoalim BM	90,484
	Health Care — 0.8%
8,844	Teva Pharmaceutical Industries Ltd.*	70,571
	Information Technology — 0.8%
348	Nice Ltd.*	65,484
	Materials — 1.1%
11,702	ICL Group Ltd.	93,785
	Total Israel	343,890
	Netherlands — 3.9%
	Communication Services — 1.4%
44,541	Koninklijke KPN NV	120,544
	Consumer Staples — 1.2%
3,936	Koninklijke Ahold Delhaize NV	100,256
	Financials — 0.2%
341	Euronext NV, 144a	21,581
	Health Care — 0.4%
93	Argenx SE*	33,096
	Materials — 0.7%
1,607	OCI NV	58,835
	Total Netherlands	334,312
	Denmark — 3.7%
	Health Care — 1.0%
847	Ascendis Pharma A/S ADR*	87,461
	Industrials — 0.5%
2,568	Vestas Wind Systems A/S	47,284
Shares		Market Value

	Denmark — (Continued)
	Materials — 1.3%
2,191	Chr Hansen Holding A/S	$ 107,927
	Utilities — 0.9%
991	Orsted AS, 144a	78,984
	Total Denmark	321,656
	China — 3.7%
	Consumer Discretionary — 1.0%
46,200	Chow Tai Fook Jewellery Group Ltd.	86,827
	Consumer Staples — 1.4%
45,900	Budweiser Brewing Co. APAC Ltd., 144a	119,526
	Industrials — 1.1%
18,000	SITC International Holdings Co., Ltd.	33,011
82,300	Yangzijiang Shipbuilding Holdings Ltd.	58,755
	Real Estate — 0.2%
5,000	Wharf Holdings Ltd. (The)	15,990
	Total China	314,109
	Australia — 3.4%
	Consumer Discretionary — 0.8%
2,118	Domino's Pizza Enterprises Ltd.	69,781
	Consumer Staples — 1.1%
11,488	Treasury Wine Estates Ltd.	92,436
	Health Care — 0.3%
1,685	Ansell Ltd.	27,112
	Materials — 1.2%
54,361	Evolution Mining Ltd.	70,918
3,273	Newcrest Mining Ltd.	35,935
	Total Australia	296,182
	Finland — 2.7%
	Communication Services — 1.2%
2,347	Elisa Oyj	106,340
	Health Care — 1.5%
3,010	Orion Oyj - Class B	126,744
	Total Finland	233,084
	Norway — 2.0%
	Energy — 2.0%
2,656	Aker BP ASA	76,239
2,892	Equinor ASA	95,375
	Total Norway	171,614
	Portugal — 2.0%
	Consumer Staples — 1.3%
6,185	Jeronimo Martins SGPS SA	115,186
	Energy — 0.5%
4,366	Galp Energia SGPS SA	42,007
	Utilities — 0.2%
3,232	EDP - Energias de Portugal SA	14,027
	Total Portugal	171,220
	Belgium — 1.8%
	Health Care — 1.3%
1,648	UCB SA	114,368
	Materials — 0.4%
1,206	Umicore SA	35,405

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)
Shares		Market Value
	Common Stocks — 98.2% (Continued)
	Belgium — (Continued)
	Utilities — 0.1%
66	Elia Group SA	$ 7,766
	Total Belgium	157,539
	Germany — 1.6%
	Health Care — 0.8%
2,294	Fresenius Medical Care AG & Co. KGaA	64,629
	Materials — 0.8%
3,744	K+S AG	70,900
	Total Germany	135,529
	United States — 1.3%
	Energy — 0.1%
1,019	Tenaris SA	13,185
	Health Care — 1.2%
2,419	QIAGEN NV*	100,738
	Total United States	113,923
	Sweden — 1.3%
	Consumer Staples — 1.0%
4,194	Essity AB	82,860
	Industrials — 0.3%
886	Saab AB	27,605
	Total Sweden	110,465
	Ireland — 1.3%
	Consumer Staples — 1.3%
1,231	Kerry Group PLC - Class A	109,722
	Luxembourg — 1.0%
	Health Care — 1.0%
1,447	Eurofins Scientific SE	85,900
	Singapore — 1.0%
	Real Estate — 1.0%
78,500	Suntec Real Estate Investment Trust REIT	83,476
	New Zealand — 0.6%
	Health Care — 0.6%
5,368	Fisher & Paykel Healthcare Corp. Ltd.	55,639
	Austria — 0.4%
	Utilities — 0.4%
456	Verbund AG	38,932
	United Arab Emirates — 0.0%
	Health Care — 0.0%
15,156	NMC Health PLC(A)	0
	Total Common Stocks	$8,442,695
Shares		Market Value
	Short-Term Investment Funds — 2.4%
124,204	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	$ 124,204
83,219	Invesco Government & Agency Portfolio, Institutional Class, 2.88%∞Ω**	83,219
	Total Short-Term Investment Funds	$207,423
	Total Investment Securities — 100.6% (Cost $10,224,244)	$8,650,118
	Liabilities in Excess of Other Assets — (0.6)%	(54,794)
	Net Assets — 100.0%	$8,595,324
(A)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2022 was $79,170.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $434,850 or 5.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$366,123	$2,340,861	$—	$2,706,984
Hong Kong	—	753,798	—	753,798
United Kingdom	56,761	638,045	—	694,806
Switzerland	—	455,346	—	455,346
Spain	—	379,929	—	379,929
France	—	374,640	—	374,640
Israel	—	343,890	—	343,890
Netherlands	—	334,312	—	334,312
Denmark	87,461	234,195	—	321,656
China	—	314,109	—	314,109
Australia	—	296,182	—	296,182
Finland	—	233,084	—	233,084
Norway	—	171,614	—	171,614
Portugal	—	171,220	—	171,220
Belgium	—	157,539	—	157,539
Germany	—	135,529	—	135,529
United States	—	113,923	—	113,923
Sweden	—	110,465	—	110,465
Ireland	—	109,722	—	109,722
Luxembourg	—	85,900	—	85,900
Singapore	—	83,476	—	83,476
New Zealand	—	55,639	—	55,639
Austria	—	38,932	—	38,932
United Arab Emirates	—	—	0	0
Short-Term Investment Funds	207,423	—	—	207,423
Total	$717,768	$7,932,350	$0	$8,650,118
Measurements Using Unobservable Inputs (Level 3)
Assets	Common Stocks
Beginning balance, September 30, 2021	$0
Change in unrealized appreciation (depreciation)	—
Ending balance, September 30, 2022	$0
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2022	$—
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Ares Credit Opportunities Fund – September 30, 2022
Principal Amount		Market Value
	Corporate Bonds — 66.7%
	Energy — 11.7%
$ 2,867,000	Apache Corp., 5.100%, 9/1/40(A)	$ 2,333,021
2,609,000	Archrock Partners LP / Archrock Partners Finance Corp., 144a, 6.250%, 4/1/28	2,293,298
252,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 5.875%, 6/30/29	224,280
1,229,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 7.000%, 11/1/26	1,184,922
187,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 8.250%, 12/31/28	179,686
2,399,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 7.625%, 12/15/25	2,303,040
160,000	Cheniere Energy Partners LP, 3.250%, 1/31/32	124,285
239,000	Cheniere Energy Partners LP, 4.000%, 3/1/31	200,163
382,000	Cheniere Energy Partners LP, 4.500%, 10/1/29	337,115
1,722,000	Citgo Holding, Inc., 144a, 9.250%, 8/1/24†	1,709,429
1,210,000	CITGO Petroleum Corp., 144a, 6.375%, 6/15/26	1,129,549
320,000	Cullinan Holdco Scsp (Luxembourg), 4.625%, 10/15/26	262,842
480,000	Cullinan Holdco Scsp (Luxembourg), 144a, 4.625%, 10/15/26	394,262
1,065,000	EnLink Midstream LLC, 5.375%, 6/1/29	974,475
489,000	Enviva Partners LP / Enviva Partners Finance Corp., 144a, 6.500%, 1/15/26	462,281
2,835,000	EQM Midstream Partners LP, 6.500%, 7/15/48	2,162,254
810,000	EQT Corp., 7.000%, 2/1/30	835,839
2,754,000	ITT Holdings LLC, 144a, 6.500%, 8/1/29	2,136,432
1,904,000	Moss Creek Resources Holdings, Inc., 144a, 7.500%, 1/15/26	1,661,240
36,000	Moss Creek Resources Holdings, Inc., 144a, 10.500%, 5/15/27	33,491
2,402,000	New Fortress Energy, Inc., 144a, 6.500%, 9/30/26	2,219,208
715,000	NGL Energy Partners LP / NGL Energy Finance Corp., 6.125%, 3/1/25†	569,127
1,665,000	NGL Energy Partners LP / NGL Energy Finance Corp., 7.500%, 11/1/23†	1,613,718
1,420,426	Rockcliff Energy II LLC, 144a, 5.500%, 10/15/29	1,243,893
679,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 4/15/25	551,687
924,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 12/31/30	785,502
645,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 9/1/31	545,025
1,957,000	TerraForm Power Operating LLC, 144a, 5.000%, 1/31/28	1,722,056
2,050,000	Western Midstream Operating LP, 5.500%, 2/1/50	1,655,375
		31,847,495
	Consumer Discretionary — 9.9%
565,000	Asbury Automotive Group, Inc., 4.500%, 3/1/28	477,425
1,255,000	Asbury Automotive Group, Inc., 144a, 4.625%, 11/15/29	1,003,209
1,291,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 144a, 4.625%, 8/1/29	937,334
763,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 144a, 6.625%, 1/15/28	638,761
28,000	Bath & Body Works, Inc., 6.694%, 1/15/27	26,131
300,000	Bath & Body Works, Inc., 6.750%, 7/1/36	247,197
961,000	Bath & Body Works, Inc., 6.875%, 11/1/35	802,800
92,000	Bath & Body Works, Inc., 7.500%, 6/15/29	84,180
772,000	Boyne USA, Inc., 144a, 4.750%, 5/15/29	646,687
1,292,000	Caesars Entertainment, Inc., 144a, 8.125%, 7/1/27	1,233,970
970,000	Carvana Co., 144a, 4.875%, 9/1/29	470,450
608,000	Carvana Co., 144a, 5.500%, 4/15/27	331,360
500,000	Carvana Co., 144a, 5.625%, 10/1/25	351,762
233,000	Carvana Co., 144a, 5.875%, 10/1/28	118,156
Principal Amount		Market Value

	Consumer Discretionary — (Continued)
$ 55,000	Carvana Co., 144a, 10.250%, 5/1/30	$ 36,713
463,000	Century Communities, Inc., 144a, 3.875%, 8/15/29	355,352
179,000	Century Communities, Inc., 6.750%, 6/1/27	167,071
125,000	Clarios Global LP, 144a, 6.750%, 5/15/25	122,404
837,000	Clarios Global LP / Clarios US Finance Co., 144a, 8.500%, 5/15/27	794,409
227,000	Clarios Global LP / Clarios US Finance Co., 144a, 6.250%, 5/15/26	216,785
147,000	Dana, Inc., 5.375%, 11/15/27	124,582
333,000	Dana, Inc., 5.625%, 6/15/28	274,263
11,000	Ford Motor Credit Co. LLC, 3.810%, 1/9/24	10,643
610,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	512,400
2,077,000	Ford Motor Credit Co. LLC, 4.063%, 11/1/24	1,949,576
462,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	398,059
55,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	51,895
1,500,000	Hanesbrands Finance Luxembourg SCA, 144a, 3.500%, 6/15/24	1,356,144
983,000	Hanesbrands, Inc., 144a, 4.625%, 5/15/24	937,290
1,601,231	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 144a, 5.750%, 1/20/26	1,412,270
1,000,000	House of HR (Belgium), 144a, 7.500%, 1/15/27	988,024
320,000	Lithia Motors, Inc., 144a, 3.875%, 6/1/29	256,800
1,041,000	Lithia Motors, Inc., 144a, 4.375%, 1/15/31	852,350
934,000	Live Nation Entertainment, Inc., 144a, 4.750%, 10/15/27	810,885
217,000	Live Nation Entertainment, Inc., 144a, 4.875%, 11/1/24	209,513
204,000	Live Nation Entertainment, Inc., 144a, 5.625%, 3/15/26	193,889
622,000	Meritage Homes Corp., 144a, 3.875%, 4/15/29	494,490
534,850	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 144a, 6.500%, 6/20/27	521,701
1,797,000	Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In, 144a, 8.500%, 11/15/27	1,934,021
2,446,000	Six Flags Entertainment Corp., 144a, 4.875%, 7/31/24	2,329,962
59,000	Six Flags Theme Parks, Inc., 144a, 7.000%, 7/1/25	59,010
610,000	SRS Distribution, Inc., 144a, 6.000%, 12/1/29	486,487
833,000	Station Casinos LLC, 144a, 4.500%, 2/15/28	683,752
845,000	United Airlines, Inc., 144a, 4.375%, 4/15/26(A)	754,162
208,000	United Airlines, Inc., 144a, 4.625%, 4/15/29	172,640
		26,836,964
	Communication Services — 9.3%
2,682,000	Altice Financing SA (Luxembourg), 144a, 5.000%, 1/15/28	2,065,891
1,586,000	Altice France Holding SA (Luxembourg), 144a, 10.500%, 5/15/27	1,242,243
1,354,000	ANGI Group LLC, 144a, 3.875%, 8/15/28	954,800
2,968,000	Avaya, Inc., 144a, 6.125%, 9/15/28	1,476,580
72,000	Belo Corp., 7.250%, 9/15/27	70,380
500,000	Belo Corp., 7.750%, 6/1/27	490,000
675,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	516,609
310,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.000%, 2/1/28	271,963
2,085,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.500%, 8/15/30(A)	1,648,901
460,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	416,461
1,656,000	CommScope, Inc., 144a, 8.250%, 3/1/27	1,368,270
310,000	CommScope, Inc., 144a, 6.000%, 3/1/26(A)	285,423
205,000	CSC Holdings LLC, 144a, 3.375%, 2/15/31	144,525
76,000	CSC Holdings LLC, 144a, 4.500%, 11/15/31	57,090
430,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	291,906
890,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	632,581

Touchstone Ares Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 66.7% (Continued)
	Communication Services — (Continued)
$ 2,891,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 144a, 5.375%, 8/15/26	$ 568,082
1,000,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 144a, 6.625%, 8/15/27	70,000
1,085,000	DISH DBS Corp., 5.125%, 6/1/29	637,437
496,000	DISH DBS Corp., 7.750%, 7/1/26	376,960
250,000	DKT Finance ApS (Denmark), 7.000%, 6/17/23	238,887
650,000	DKT Finance ApS (Denmark), 144a, 7.000%, 6/17/23	621,107
1,114,000	Gray Television, Inc., 144a, 4.750%, 10/15/30	834,879
600,000	Level 3 Financing, Inc., 144a, 3.625%, 1/15/29	444,234
273,000	Level 3 Financing, Inc., 144a, 4.250%, 7/1/28	213,044
411,000	Level 3 Financing, Inc., 144a, 4.625%, 9/15/27(A)	344,295
416,000	Lumen Technologies, Inc., 144a, 5.125%, 12/15/26	357,931
1,781,000	Nexstar Media, Inc., 144a, 4.750%, 11/1/28	1,523,271
1,580,000	Scripps Escrow II, Inc., 144a, 3.875%, 1/15/29	1,269,356
1,197,000	Sirius XM Radio, Inc., 144a, 4.000%, 7/15/28	1,018,144
934,000	Sirius XM Radio, Inc., 144a, 4.125%, 7/1/30	759,193
20,000	Sirius XM Radio, Inc., 144a, 5.000%, 8/1/27	18,350
240,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	215,876
397,000	TEGNA, Inc., 4.625%, 3/15/28	366,531
1,400,000	Telenet Finance Luxembourg Notes Sarl (Belgium), 144a, 5.500%, 3/1/28	1,214,178
1,755,000	Telesat Canada / Telesat LLC (Canada), 144a, 5.625%, 12/6/26	838,539
338,000	Virgin Media Finance PLC (United Kingdom), 144a, 5.000%, 7/15/30	253,659
131,000	Virgin Media Secured Finance PLC (United Kingdom), 144a, 4.500%, 8/15/30	102,239
910,000	Virgin Media Vendor Financing Notes IV DAC (Ireland), 144a, 5.000%, 7/15/28	735,962
400,000	Vmed O2 UK Financing I PLC (United Kingdom), 144a, 4.250%, 1/31/31	302,392
		25,258,169
	Industrials — 8.0%
1,511,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 4.125%, 8/15/26	1,246,575
767,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 5.250%, 4/30/25	717,609
2,292,983	Artera Services LLC, 144a, 9.033%, 12/4/25	1,845,851
1,235,000	Cargo Aircraft Management, Inc., 144a, 4.750%, 2/1/28(A)	1,062,977
3,042,676	CP Atlas Buyer, Inc., 144a, 7.000%, 12/1/28†	2,259,065
958,000	GFL Environmental, Inc. (Canada), 144a, 3.500%, 9/1/28	807,891
142,000	GFL Environmental, Inc. (Canada), 144a, 3.750%, 8/1/25	129,930
2,192,271	GFL Environmental, Inc. (Canada), 144a, 4.375%, 8/15/29	1,827,872
3,234,000	H&E Equipment Services, Inc., 144a, 3.875%, 12/15/28	2,538,690
2,614,000	Mauser Packaging Solutions Holding Co., 144a, 7.250%, 4/15/25	2,299,457
1,818,000	OI European Group BV, 144a, 4.750%, 2/15/30	1,445,310
529,000	Owens-Brockway Glass Container, Inc., 144a, 5.375%, 1/15/25	488,003
51,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	46,264
1,000,000	Schenck Process Holding GmbH/Darmstadt (Germany), 144a, 5.375%, 6/15/23	954,324
602,000	Summit Materials LLC / Summit Materials Finance Corp., 144a, 5.250%, 1/15/29	529,760
1,000,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	970,000
175,000	TransDigm, Inc., 144a, 8.000%, 12/15/25	177,487
Principal Amount		Market Value

	Industrials — (Continued)
$ 453,000	Trident TPI Holdings, Inc., 144a, 9.250%, 8/1/24	$ 415,697
2,404,000	Tutor Perini Corp., 144a, 6.875%, 5/1/25	1,798,768
		21,561,530
	Financials — 5.8%
1,431,000	Acrisure LLC / Acrisure Finance, Inc., 144a, 4.250%, 2/15/29	1,103,701
666,000	Acrisure LLC / Acrisure Finance, Inc., 144a, 10.125%, 8/1/26	641,025
1,254,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144a, 6.750%, 10/15/27	1,080,683
1,616,000	Blackstone Private Credit Fund, 2.625%, 12/15/26	1,327,145
479,000	LPL Holdings, Inc., 144a, 4.375%, 5/15/31	396,289
2,126,000	LPL Holdings, Inc., 144a, 4.625%, 11/15/27	1,927,533
657,441	Midcap Financial Issuer Trust, 144a, 5.625%, 1/15/30	503,422
1,915,000	Midcap Financial Issuer Trust, 144a, 6.500%, 5/1/28	1,636,463
300,000	Navient Corp., 4.875%, 3/15/28	229,152
1,394,000	Navient Corp., 5.000%, 3/15/27	1,140,125
599,000	OneMain Finance Corp., 3.500%, 1/15/27	466,605
392,000	OneMain Finance Corp., 3.875%, 9/15/28	288,614
1,690,000	OneMain Finance Corp., 4.000%, 9/15/30	1,185,890
2,771,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 144a, 3.625%, 3/1/29	2,119,815
2,152,000	VistaJet Malta Finance PLC / XO Management Holding, Inc. (Switzerland), 144a, 6.375%, 2/1/30	1,759,260
		15,805,722
	Consumer Staples — 5.6%
405,000	Bath & Body Works, Inc., 144a, 6.625%, 10/1/30	352,350
687,000	BCPE Ulysses Intermediate, Inc., 144a, 7.750%, 4/1/27(B)	467,406
219,000	Chobani LLC / Chobani Finance Corp., Inc., 144a, 4.625%, 11/15/28	186,268
1,248,000	Chobani LLC / Chobani Finance Corp., Inc., 144a, 7.500%, 4/15/25	1,145,252
2,018,000	eG Global Finance PLC (United Kingdom), 144a, 6.750%, 2/7/25	1,820,276
385,455	eG Global Finance PLC (United Kingdom), 144a, 8.500%, 10/30/25	337,099
663,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 5.500%, 1/15/30	610,968
2,570,000	Korn Ferry, 144a, 4.625%, 12/15/27	2,274,450
1,881,000	LBM Acquisition LLC, 144a, 6.250%, 1/15/29	1,274,378
1,407,000	LCM Investments Holdings II LLC, 144a, 4.875%, 5/1/29	1,089,533
894,000	Legacy LifePoint Health LLC, 144a, 4.375%, 2/15/27	738,751
2,173,000	Specialty Building Products Holdings LLC / SBP Finance Corp., 144a, 6.375%, 9/30/26	1,802,537
411,000	SRS Distribution, Inc., 144a, 6.125%, 7/1/29	329,152
2,024,000	Team Health Holdings, Inc., 144a, 6.375%, 2/1/25	1,499,211
1,505,000	Wolverine World Wide, Inc., 144a, 4.000%, 8/15/29	1,148,104
		15,075,735
	Materials — 4.3%
1,289,636	ASP Unifrax Holdings, Inc., 144a, 5.250%, 9/30/28	980,162
515,000	CF Industries, Inc., 5.150%, 3/15/34	462,715
1,200,000	Chemours Co. (The), 144a, 5.750%, 11/15/28	981,504
272,000	First Quantum Minerals Ltd. (Zambia), 144a, 7.500%, 4/1/25	261,781
1,760,000	First Quantum Minerals Ltd. (Zambia), 144a, 6.500%, 3/1/24	1,724,800
417,000	Freeport-McMoRan, Inc., 4.625%, 8/1/30	365,530
300,000	Freeport-McMoRan, Inc., 5.000%, 9/1/27	290,373
822,000	Freeport-McMoRan, Inc., 5.400%, 11/14/34(A)	730,602
63,000	Freeport-McMoRan, Inc., 5.450%, 3/15/43(A)	52,561

Touchstone Ares Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 66.7% (Continued)
	Materials — (Continued)
$ 213,000	Hudbay Minerals, Inc. (Canada), 144a, 4.500%, 4/1/26	$ 177,084
601,000	SCIH Salt Holdings, Inc., 144a, 4.875%, 5/1/28	490,189
2,031,000	SCIH Salt Holdings, Inc., 144a, 6.625%, 5/1/29†	1,561,203
2,187,000	Tronox, Inc., 144a, 4.625%, 3/15/29	1,618,380
2,480,000	Venator Finance Sarl / Venator Materials LLC, 144a, 5.750%, 7/15/25	1,674,000
215,000	Venator Finance Sarl / Venator Materials LLC, 144a, 9.500%, 7/1/25	205,863
		11,576,747
	Real Estate — 4.0%
2,467,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144a, 4.500%, 4/1/27	2,022,766
215,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144a, 5.750%, 5/15/26	194,190
834,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 3.375%, 6/15/26	669,285
939,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 3.750%, 9/15/30	682,841
1,386,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 6.000%, 4/15/25	1,300,823
855,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29(A)	702,374
531,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 3/15/28	465,756
1,105,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	914,354
1,676,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. REIT, 144a, 4.250%, 2/1/27	1,349,528
963,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. REIT, 144a, 4.750%, 6/15/29	720,950
1,810,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 3.750%, 2/15/27	1,585,307
201,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.125%, 8/15/30	167,879
46,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.625%, 12/1/29	39,956
		10,816,009
	Health Care — 3.8%
2,242,000	Acadia Healthcare Co., Inc., 144a, 5.000%, 4/15/29	1,985,507
2,639,000	Air Methods Corp., 144a, 8.000%, 5/15/25	1,327,177
2,935,000	Global Medical Response, Inc., 144a, 6.500%, 10/1/25	2,461,731
1,000,000	IQVIA, Inc., 144a, 2.875%, 6/15/28	796,291
1,144,000	LifePoint Health, Inc., 144a, 5.375%, 1/15/29	797,604
1,506,000	Molina Healthcare, Inc., 144a, 4.375%, 6/15/28	1,359,165
1,881,000	Syneos Health, Inc., 144a, 3.625%, 1/15/29	1,497,803
		10,225,278
	Information Technology — 2.5%
2,707,000	Ahead DB Holdings LLC, 144a, 6.625%, 5/1/28	2,307,402
751,000	Condor Merger Sub, Inc., 144a, 7.375%, 2/15/30	604,555
500,000	Entegris, Inc., 144a, 3.625%, 5/1/29	395,720
1,225,000	II-VI, Inc., 144a, 5.000%, 12/15/29	1,013,320
382,000	Picard Midco, Inc., 144a, 6.500%, 3/31/29	324,582
440,000	Seagate HDD Cayman, 3.125%, 7/15/29	322,401
746,000	Seagate HDD Cayman, 3.375%, 7/15/31	520,866
1,663,000	Synaptics, Inc., 144a, 4.000%, 6/15/29	1,338,808
		6,827,654
	Utilities — 1.8%
1,492,000	NRG Energy, Inc., 144a, 3.625%, 2/15/31(A)	1,163,760
160,000	NRG Energy, Inc., 144a, 3.875%, 2/15/32	124,807
1,260,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144a, 4.500%, 8/15/28	1,092,357
1,000,000	Vistra Operations Co. LLC, 144a, 5.000%, 7/31/27	903,250
Principal Amount		Market Value

	Utilities — (Continued)
$ 1,350,000	Vistra Operations Co. LLC, 144a, 5.625%, 2/15/27	$ 1,266,253
466,000	Vistra Operations Co. LLC, 144a, 4.300%, 7/15/29(A)	397,651
		4,948,078
	Total Corporate Bonds	$180,779,381
	Bank Loans — 17.8%(C)
	Consumer Discretionary — 3.7%
850,951	Alpha Topco Limited - Delta 2 (Lux) Sarl, 2018 Incremental New Facility B3 Loan, (1M LIBOR + 2.500%), 5.615%, 2/01/24	839,250
505,000	American Airlines Inc., Initial Term Loan, (3M LIBOR + 4.750%), 7.460%, 4/20/28	488,335
596,904	Aramark Services Inc., US Term B-3 Loan, (1M LIBOR + 1.750%), 4.865%, 3/11/25	576,012
978,730	Brightview Landscapes LLC, Initial Term Loan, 6.284%, 4/20/29	938,358
1,039,928	Caesars Resort Collection LLC, Term B Loan, (1M LIBOR + 2.750%), 5.865%, 12/23/24	1,014,034
473,669	Caesars Resort Collection LLC, Term B-1 Loan, (1M LIBOR + 3.500%), 6.615%, 7/21/25	466,020
2,259,912	ClubCorp Holdings Inc., First Lien Term B Loan , 6.424%, 9/18/24(D)	2,072,068
635,000	Delta Air Lines Inc., Initial Term Loan, (3M LIBOR + 3.750%), 6.460%, 10/20/27	635,495
570,731	LBM Acquisition LLC, First Lien Initial Term Loan, (1M LIBOR + 3.750%), 7.121%, 12/17/27	496,822
398,391	Station Casinos LLC, Term B-1 Facility Loan, (1M LIBOR + 2.250%), 5.370%, 2/08/27	380,380
970,225	United AirLines, Inc., Class B Term Loan, (1M LIBOR + 3.750%), 6.533%, 4/21/28	924,275
871,095	Whatabrands LLC, Initial Term B Loan, (1M LIBOR + 3.250%), 6.365%, 8/03/28	804,238
352,614	William Morris Endeavor Entertainment LLC, New Term Loan B-1, (1M LIBOR + 2.750%), 5.280%, 5/18/25	335,716
		9,971,003
	Communication Services — 3.1%
602,375	Cable One Inc., Incremental Term B-4 Loan, (1M LIBOR + 2.000%), 5.115%, 5/03/28	590,707
186,230	Charter Communications Operating LLC, Term Loan B2, (1M LIBOR + 1.750%), 4.870%, 2/01/27	178,936
483,817	CSC Holdings LLC, 2017 Refinancing Term Loan, (1M LIBOR + 2.250%), 5.068%, 7/17/25	459,931
896,443	Delta TopCo Inc., Second Lien Initial Term Loan, (6M LIBOR + 7.250%), 9.336%, 12/01/28	784,388
617,696	E.W. Scripps Company, The, Tranche B-2 Term Loan, (1M LIBOR + 2.563%), 5.678%, 5/01/26	595,867
383,552	Go Daddy Operating Company, LLC (GD Finance Co, Inc.), Tranche B-2 Term Loan, (1M LIBOR + 1.750%), 4.274%, 2/15/24	378,949
1,007,627	Gray Television Inc., Term C Loan, (1M LIBOR + 2.500%), 5.064%, 1/02/26	974,627
464,753	MH Sub I, LLC, 2020 June New Term Loan, (1M LIBOR + 3.750%), 6.865%, 9/13/24	441,748
509,272	NEP Group Inc., First Lien Initial Dollar Term Loan, (1M LIBOR + 3.250%), 5.774%, 10/20/25	468,530
325,349	Nexstar Broadcasting Inc., Term B-4 Loan, (1M LIBOR + 2.500%), 5.615%, 9/18/26	320,352
972,302	Numericable U.S. LLC, USD TLB-12 Term Loan, (3M LIBOR + 3.688%), 6.200%, 1/31/26	879,933
903,175	Proofpoint Inc., Initial Term Loan, 6.320%, 8/31/28	846,347
370,000	Telenet Financing USD LLC, Term Loan AR Facility, (1M LIBOR + 2.000%), 4.818%, 4/28/28	350,113

Touchstone Ares Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Bank Loans — 17.8%(C) (Continued)
	Communication Services — (Continued)
$ 715,000	UPC Financing Partnership, Facility AX, (1M LIBOR + 3.000%), 5.391%, 1/31/29	$ 681,037
480,000	Virgin Media Bristol LLC, Facility Q Advance, (1M LIBOR + 3.250%), 6.068%, 1/31/29	463,800
		8,415,265
	Health Care — 3.0%
985,000	AlixPartners LLP, Initial Dollar Term Loan, (1M LIBOR + 2.750%), 5.865%, 2/04/28	944,191
542,998	Avantor Funding Inc., Incremental B-5 Dollar Term Loan, (1M LIBOR + 2.250%), 5.365%, 11/08/27	527,474
577,500	Belron Finance US LLC, First Incremental Loan, (3M LIBOR + 2.250%), 5.188%, 11/13/25	561,619
807,907	Change Healthcare Holdings LLC, Closing Date Term Loan, (3M LIBOR + 2.500%), 7.750%, 3/01/24	804,764
724,142	Elanco Animal Health Inc., Term Loan, (1M LIBOR + 1.750%), 4.314%, 8/01/27	687,486
635,375	Froneri US Inc., Facility B2, (1M LIBOR + 2.250%), 5.365%, 1/29/27	598,364
683,428	Gainwell Acquisition Corp, Term B Loan, (3M LIBOR + 4.000%), 6.250%, 10/01/27	649,770
870,329	Organon & Co, Senior Secured Dollar Term Loan, (3M LIBOR + 3.000%), 6.188%, 6/02/28	848,571
374,300	Packaging Coordinators Midco Inc., First Lien Term B Loan, (3M LIBOR + 3.750%), 7.424%, 11/30/27	354,960
975,150	Sunshine Luxembourg VII SARL, Term Loan B3 (USD), (3M LIBOR + 3.750%), 7.424%, 10/01/26	904,998
703,394	Surgery Center Holdings, Inc., 2021 New Term Loan, (1M LIBOR + 3.750%), 6.510%, 8/31/26	666,466
265,000	Team Health Holdings Inc., Initial Term Loan, (LIBOR + 2.750%), 5.274%, 2/06/24(D)	240,901
402,163	Trans Union LLC, Term B-5 Loan, (1M LIBOR + 1.750%), 4.865%, 11/16/26	387,283
		8,176,847
	Information Technology — 2.7%
1,879,731	Applied Systems Inc., Term B Loan, (1M LIBOR + 3.250%), 6.674%, 9/19/24(D)	1,830,633
956,350	Dun & Bradstreet Corporation (The), Term Loan B, (1M LIBOR + 3.250%), 6.330%, 2/06/26	923,116
376,702	Epicor Software Corporation, Term C Loan, (1M LIBOR + 3.250%), 5.774%, 7/30/27	352,100
1,393,101	Hyland Software Inc., 2018 Refinancing Term Loan, (1M LIBOR + 3.500%), 6.024%, 7/01/24	1,345,917
470,800	Hyland Software Inc., 2021-1 Incremental Term Facility, (1M LIBOR + 6.250%), 9.365%, 7/07/25	461,384
483,108	Quest Software, Inc., Second Lien Initial Term Loan, (3M SOFR + 7.650%), 10.227%, 2/01/30	277,183
230,323	SS&C Technologies Inc., Term B-3 Loan, (1M LIBOR + 1.750%), 4.865%, 4/16/25	222,467
186,975	SS&C Technologies Inc., Term B-4 Loan, (1M LIBOR + 1.750%), 4.865%, 4/16/25	180,597
727,679	SS&C Technologies Inc., Term B-5 Loan, (1M LIBOR + 1.750%), 4.865%, 4/16/25	702,858
956,032	Tempo Acquisition LLC, Additional Initial Term B-1 Loan, 6.034%, 8/31/28	929,502
		7,225,757
	Financials — 2.1%
539,126	Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, (1M LIBOR + 3.750%), 6.784%, 4/09/27	507,679
280,315	Focus Financial Partners LLC, Tranche B-3 Term Loan, 5.115%, 7/03/24(D)	272,996
Principal Amount		Market Value

	Financials — (Continued)
$ 943,138	HUB International Ltd, Initial Term Loan, (3M LIBOR + 3.000%), 5.766%, 4/25/25	$ 905,610
656,525	NFP Corp, Closing Date Term Loan, (1M LIBOR + 3.250%), 6.365%, 2/15/27	615,492
1,129,095	Sedgwick Claims Management Services Inc., Term Loan, (1M LIBOR + 3.250%), 6.365%, 12/31/25	1,066,995
2,305,871	USI Inc., Term Loan B, (3M LIBOR + 3.000%), 6.424%, 5/16/24	2,240,546
		5,609,318
	Energy — 1.5%
2,546,685	Gulf Finance, LLC, Term Loan, (1M LIBOR + 6.750%), 9.390%, 8/25/26	2,000,064
852,145	PES Holdings LLC, Tranche C Loan Non-PIK, (3M PRIME + 6.990%), 11.000%, 12/31/22	23,434
2,164,682	Traverse Midstream Partners LLC, (3M Term SOFR + 4.250%), 5.950%, 9/27/24	2,110,565
		4,134,063
	Industrials — 1.0%
438,442	CP Atlas Buyer Inc., Term B Loan, (3M LIBOR + 3.750%), 6.274%, 11/23/27	380,129
843,798	Transdigm Inc., Tranche F Refinancing Term Loan, (1M LIBOR + 2.250%), 5.924%, 12/09/25	807,127
710,626	Vertical Midco Gmbh, Term Loan B, (3M LIBOR + 3.500%), 6.871%, 7/30/27	679,835
1,012,793	Wilsonart LLC, Tranche E Term Loan, (3M LIBOR + 3.250%), 5.510%, 12/31/26(D)	922,279
		2,789,370
	Materials — 0.4%
497,453	BWay Holding Company, Initial Term Loan, (3M LIBOR + 3.250%), 5.814%, 4/03/24	462,323
452,464	Tronox Finance LLC, First Lien Term Loan B, (3M LIBOR + 2.250%), 5.365%, 3/10/28	428,823
256,523	Venator Materials LLC, Initial Term Loan, (1M LIBOR + 3.000%), 6.115%, 8/08/24	222,213
		1,113,359
	Consumer Staples — 0.3%
955,941	IRB Holding Corp, Term B Loan, (1M LIBOR + 2.750%), 5.865%, 2/05/25(D)	922,330
	Total Bank Loans	$48,357,312
	Asset-Backed Securities — 9.5%
1,000,000	Aimco CLO 11 Ltd. (Cayman Islands), Ser 2020-11A, Class ER, 144a, (3M LIBOR +6.200%), 8.940%, 10/17/34(E)	864,225
575,000	AIMCO CLO 16 Ltd. (Cayman Islands), Ser 2021-16A, Class SUB, 144a, 1/17/35(E)(F)	443,449
325,000	Atrium XIII (Cayman Islands), Ser 13A, Class E, 144a, (3M LIBOR +6.050%), 8.833%, 11/21/30(E)	276,547
340,000	Atrium XV (Cayman Islands), Ser 15A, Class SUB, 144a, 1/23/31(E)(F)	197,465
1,250,000	Bain Capital Credit CLO Ltd. (Cayman Islands), Ser 2019-2A, Class ER, 144a, (3M LIBOR +6.320%), 9.060%, 10/17/32(E)	1,009,157
620,000	Bain Capital Credit CLO Ltd. (Cayman Islands), Ser 2021-2A, Class SUB, 144a, 7/16/34(E)(F)	396,546
850,000	Bain Capital Credit CLO Ltd. (Cayman Islands), Ser 2022-1A, Class SUB, 144a, 4/18/35(E)(F)	752,099
1,000,000	Carlyle US CLO Ltd. (Cayman Islands), Ser 2021-10A, Class E, 144a, (3M LIBOR +6.500%), 9.210%, 10/20/34(E)	871,216

Touchstone Ares Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 9.5% (Continued)
$ 1,000,000	Carlyle US CLO Ltd. (Cayman Islands), Ser 2021-11A, Class E, 144a, (3M LIBOR +6.400%), 9.183%, 1/25/33(E)	$ 871,636
500,000	Cedar Funding IV CLO Ltd. (Cayman Islands), Ser 2014-4A, Class ERR, 144a, (3M LIBOR +6.610%), 9.393%, 7/23/34(E)	417,977
714,286	Cedar Funding XIV CLO Ltd. (Cayman Islands), Ser 2021-14A, Class E, 144a, (3M LIBOR +6.340%), 8.852%, 7/15/33(E)	583,526
1,500,000	CIFC Funding Ltd. (Cayman Islands), Ser 2015-4A, Class SUB, 144a, 4/20/34(E)(F)	562,563
1,000,000	CIFC Funding Ltd., Ser 2019-4A, Class DR, 144a, (3M LIBOR +6.600%), 9.112%, 10/15/34(E)	877,047
500,000	CIFC Funding Ltd. (Cayman Islands), Ser 2020-3A, Class SUB, 144a, 10/20/34(E)(F)	398,773
1,000,000	CIFC Funding Ltd. (Cayman Islands), Ser 2021-7A, Class E, 144a, (3M LIBOR +6.350%), 9.133%, 1/23/35(E)	861,510
250,000	Dryden 45 Senior Loan Fund (Cayman Islands), Ser 2016-45A, Class ER, 144a, (3M LIBOR +5.850%), 8.362%, 10/15/30(E)	204,146
250,000	Dryden 57 CLO Ltd. (Cayman Islands), Ser 2018-57A, Class E, 144a, (3M LIBOR +5.200%), 8.105%, 5/15/31(E)	200,994
1,000,000	Dryden 76 CLO Ltd. (Cayman Islands), Ser 2019-76A, Class ER, 144a, (3M LIBOR +6.500%), 9.210%, 10/20/34(E)	846,022
250,000	Dryden 78 CLO Ltd. (Cayman Islands), Ser 2020-78A, Class SUB, 144a, 4/17/33(E)(F)	178,075
650,000	Dryden 98 CLO Ltd. (Cayman Islands), Ser 2022-98X, Class SUB, 4/20/35(F)	611,146
250,000	Elmwood CLO VIII Ltd. (Cayman Islands), Ser 2021-1A, Class F1, 144a, (3M LIBOR +8.000%), 10.710%, 1/20/34(E)	210,373
588,235	Elmwood CLO VIII Ltd. (Cayman Islands), Ser 2021-1A, Class SUB, 144a, 1/20/34(E)(F)	445,951
1,000,000	Fillmore Park CLO Ltd. (Cayman Islands), Ser 2018-1A, Class E, 144a, (3M LIBOR +5.400%), 7.912%, 7/15/30(E)	828,762
1,000,000	ICG US CLO Ltd. (Cayman Islands), Ser 2021-1A, Class SUB, 144a, 4/17/34(E)(F)	655,094
750,000	Invesco CLO Ltd. (Cayman Islands), Ser 2021-3A, Class SUB, 144a, 10/22/34(E)(F)	469,115
75,000	Invesco CLO Ltd. (Cayman Islands), Ser 2021-3A, Class Y, 144a, 10/22/34(E)(F)	22,688
625,000	Madison Park Funding LIII Ltd. (Cayman Islands), Ser 2022-53A, Class SUB, 144a, 4/21/35(E)(F)	501,174
1,000,000	Madison Park Funding LIX Ltd. (Cayman Islands), Ser 2021-59X, Class SUB, 1/18/34(E)(F)	809,837
300,000	Madison Park Funding XII Ltd. (Cayman Islands), Ser 2014-12A, Class SUB, 144a, 7/20/26(E)(F)	8,100
500,000	Madison Park Funding XXII Ltd. (Cayman Islands), Ser 2016-22A, Class ER, 144a, (3M LIBOR +6.700%), 9.212%, 1/15/33(E)	430,019
1,000,000	Madison Park Funding XXII Ltd. (Cayman Islands), Ser 2016-22A, Class SUB, 144a, 1/15/33(E)(F)	554,640
500,000	Madison Park Funding XXVIII Ltd. (Cayman Islands), Ser 2018-28A, Class SUB, 144a, 7/15/30(E)(F)	294,410
250,000	Madison Park Funding XXXI Ltd. (Cayman Islands), Ser 2018-31A, Class SUB, 144a, 1/23/48(E)(F)	164,357
540,000	Madison Park Funding XXXVII Ltd. (Cayman Islands), Ser 2019-37A, Class SUB, 144a, 7/15/49(E)(F)	452,215
Principal Amount		Market Value
	Asset-Backed Securities — 9.5% (Continued)
$ 1,000,000	Magnetite XXIII Ltd. (Cayman Islands), Ser 2019-23A, Class ER, 144a, (3M LIBOR +6.300%), 9.083%, 1/25/35(E)	$ 861,606
250,000	Niagara Park CLO Ltd. (Cayman Islands), Ser 2019-1A, Class ER, 144a, (3M LIBOR +5.950%), 8.690%, 7/17/32(E)	210,027
250,000	Oaktree CLO Ltd. (Cayman Islands), Ser 2019-2A, Class D, 144a, (3M LIBOR +6.770%), 9.282%, 4/15/31(E)	203,370
250,000	Oaktree CLO Ltd. (Cayman Islands), Ser 2022-2A, Class E, 144a, (3M Term SOFR +8.340%), 11.165%, 7/15/33(E)	228,490
250,000	Octagon Loan Funding Ltd. (Cayman Islands), Ser 2014-1A, Class DRR, 144a, (3M LIBOR +2.900%), 5.861%, 11/18/31(E)	214,920
825,000	OHA Credit Funding 4 Ltd. (Cayman Islands), Ser 2019-4A, Class ER, 144a, (3M LIBOR +6.400%), 9.159%, 10/22/36(E)	711,947
350,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2016-1A, Class SUB, 144a, 1/20/33(E)(F)	224,325
1,000,000	REESE PARK CLO Ltd. (Cayman Islands), Ser 2020-1A, Class M2, 144a, 10/15/34(E)(F)	43,696
1,000,000	REESE PARK CLO Ltd. (Cayman Islands), Ser 2020-1A, Class SUB, 144a, 10/15/34(E)(F)	610,840
750,000	Rockland Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class M1, 144a, 4/20/34(E)(F)	2,925
750,000	Rockland Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class M2, 144a, 4/20/34(E)(F)	6,750
750,000	Rockland Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class SUB, 144a, 4/20/34(E)(F)	500,866
500,000	RR 6 Ltd. (Cayman Islands), Ser 2019-6A, Class SUB, 144a, 4/15/36(E)(F)	415,532
500,000	Steele Creek CLO Ltd. (Cayman Islands), Ser 2019-2A, Class E, 144a, (3M LIBOR +7.700%), 10.212%, 7/15/32(E)	397,417
250,000	TCI-Flatiron CLO Ltd. (Cayman Islands), Ser 2017-1A, Class D, 144a, (3M LIBOR +2.750%), 5.692%, 11/18/30(E)	224,338
500,000	Thompson Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class E, 144a, (3M LIBOR +6.310%), 8.822%, 4/15/34(E)	431,630
525,000	Thompson Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class SUB, 144a, 4/15/34(F)	471,415
300,000	TICP CLO XII Ltd. (Cayman Islands), Ser 2018-12A, Class ER, 144a, (3M LIBOR +6.250%), 8.762%, 7/15/34(E)	255,918
250,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-4X, Class ER, (3M LIBOR +6.710%), 9.222%, 1/15/35(E)	206,874
1,000,000	Voya CLO Ltd., Ser 2020-3A, Class ER, 144a, (3M LIBOR +6.400%), 9.110%, 10/20/34(E)	824,911
850,000	Voya CLO Ltd. (Cayman Islands), Ser 2021-1A, Class E, 144a, (3M LIBOR +6.350%), 8.862%, 7/15/34(E)	699,620
250,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2018-3A, Class D, 144a, (3M LIBOR +6.250%), 8.960%, 1/20/32(E)	193,785
250,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2018-3A, Class SUB, 144a, 1/20/32(E)(F)	90,214
250,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2019-1A, Class D, 144a, (3M LIBOR +6.900%), 9.610%, 7/20/32(E)	200,864
280,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2020-1A, Class SUB, 144a, 4/15/33(E)(F)	160,860
	Total Asset-Backed Securities	$25,663,994

Touchstone Ares Credit Opportunities Fund (Continued)
Shares		MarketValue
	Common Stocks — 1.8%
	Energy — 1.2%
14,309	AFG Holdings, Inc.	$ 7,154
55,000	Antero Resources Corp.*	1,679,150
187,384	Ascent Resources Marcellus Holdings, LLC	0
10,000	Chesapeake Energy Corp.	942,100
45,000	Summit Midstream Partners LP*	675,900
		3,304,304
	Health Care — 0.5%
184,286	Bausch Health Cos., Inc.*†	1,269,731
	Industrials — 0.1%
28,087	Tutor Perini Corp.*	155,040
	Total Common Stocks	$4,729,075
	Exchange-Traded Fund — 0.4%
32,000	Alerian MLP ETF†	1,169,920
	Warrants — 0.0%
	Energy — 0.0%
48,515	Ascent Resources Marcellus Holdings, LLC, Exp 3/30/23, Price 0.00*	0
	Total Warrants	$0
	Short-Term Investment Funds — 6.4%
8,102,499	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	8,102,499
9,255,865	Invesco Government & Agency Portfolio, Institutional Class, 2.88%∞Ω**	9,255,865
	Total Short-Term Investment Funds	$17,358,364
	Total Long Positions—102.6% (Cost $319,184,965)	$278,058,046
	Securities Sold Short — (0.8)%
Principal Amount
	Corporate Bonds — (0.8)%
	Energy — (0.2)%
$ (675,000)	Chesapeake Energy Corp., 6.750%, 4/15/29	(644,795)
	Consumer Staples — (0.6)%
(2,000,000)	QVC, Inc., 4.750%, 2/15/27	(1,497,641)
	Total Corporate Bonds	$(2,142,436)
	Total Securities Sold Short (Proceeds $2,340,328)	$(2,142,436)
	Total Investment Securities—101.8%	$275,915,610
	Liabilities in Excess of Other Assets — (1.8%)	(4,826,046)
	Net Assets — 100.0%	$271,089,564
(A)	All or a portion of these securities are pledged as collateral for securities sold short. The total value of the securities pledged as collateral as of September 30, 2022 was $4,372,014.
(B)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.
(C)	Bank loans pay interest at rates which adjust periodically unless otherwise indicated. The interest rates shown are the current interest rates as of September 30, 2022.
(D)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(E)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2022.
(F)	Security has no stated coupon and is considered an equity position in the collateralized loan obligation (“CLO”). CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2022 was $8,891,937.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
EUR – Euro
GBP – Great Britain Pound
ICE – Intercontinental Exchange, Inc.
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LLLP – Limited Liability Limited Partnership
LP – Limited Partnership
MLP – Master Limited Partnership
PIK – Payment In Kind
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $177,861,826 or 65.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$180,779,381	$—	$180,779,381
Bank Loans	—	48,357,312	—	48,357,312
Asset-Backed Securities	—	25,663,994	—	25,663,994
Common Stocks	4,721,921	7,154	—	4,729,075
Exchange-Traded Fund	1,169,920	—	—	1,169,920
Warrants	—	0	—	0
Short-Term Investment Funds	17,358,364	—	—	17,358,364
Other Financial Instruments
Swap Agreements
Credit contracts	—	40,777	—	40,777
Total Assets	$23,250,205	$254,848,618	$—	$278,098,823
Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(2,142,436)	$—	$(2,142,436)
Other Financial Instruments
Foreign currency exchange contracts	—	(133,467)	—	(133,467)
Total Liabilities	$—	$(2,275,903)	$—	$(2,275,903)
Total	$23,250,205	$252,572,715	$—	$275,822,920

Touchstone Ares Credit Opportunities Fund (Continued)
Measurements Using Unobservable Inputs (Level 3)
Assets
Beginning balance, September 30, 2021	$1
Transfer out of Level 3	(494,023)
Purchases and Sales	562,499
Change in unrealized appreciation (depreciation)	(68,477)
Ending balance, September 30, 2022	$—
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2022	$—
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums (Received)	Unrealized Appreciation
Wells Fargo	6/20/25	$(500,000)	5.000%	ICE	American Axle & Manufacturing Inc. USD SR 5Y D14	$4,385	$(2,278)	$4,385
Wells Fargo	12/20/25	$(568,538)	5.000%	ICE	Markit CDX North America High Yield Series 35 5Y Index	$36,392	$(38,397)	$36,392
								$40,777
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Forward Foreign Currency Contracts
		Contract to
Counterparty	Expiration Date	Receive		Deliver		Unrealized Depreciation
Wells Fargo	10/28/2022	USD	7,149,141	EUR	7,393,114	$(110,435)
Wells Fargo	10/28/2022	USD	663,555	GBP	614,545	(23,032)
						$(133,467)
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Dividend Equity Fund – September 30, 2022
Shares		Market Value
	Common Stocks — 99.8%
	Information Technology — 23.2%
158,927	Analog Devices, Inc.	$ 22,144,888
350,565	Apple, Inc.	48,448,083
159,678	Automatic Data Processing, Inc.	36,117,567
91,304	Broadcom, Inc.	40,539,889
1,055,074	Cisco Systems, Inc.	42,202,960
1,138,323	Intel Corp.	29,334,584
397,446	International Business Machines Corp.	47,220,559
149,266	KLA Corp.	45,172,370
373,406	Microsoft Corp.	86,966,257
820,395	Oracle Corp.	50,101,523
316,292	Paychex, Inc.	35,491,125
306,261	QUALCOMM, Inc.	34,601,368
256,606	Texas Instruments, Inc.	39,717,477
308,954	Visa, Inc. - Class A	54,885,678
		612,944,328
	Health Care — 13.7%
160,873	AbbVie, Inc.	21,590,765
174,272	AmerisourceBergen Corp.	23,584,230
483,442	Bristol-Myers Squibb Co.	34,367,892
409,169	CVS Health Corp.	39,022,447
265,968	Gilead Sciences, Inc.	16,407,566
349,977	Johnson & Johnson	57,172,243
551,695	Medtronic PLC	44,549,371
535,152	Merck & Co., Inc.	46,087,290
646,597	Pfizer, Inc.	28,295,085
103,090	UnitedHealth Group, Inc.	52,064,574
		363,141,463
	Financials — 13.7%
148,273	Arthur J Gallagher & Co.	25,387,303
1,366,951	Bank of America Corp.	41,281,920
85,475	BlackRock, Inc.	47,035,183
166,279	Goldman Sachs Group, Inc. (The)	48,728,061
2,461,800	Huntington Bancshares, Inc.	32,446,524
250,545	JPMorgan Chase & Co.	26,181,952
325,310	Principal Financial Group, Inc.	23,471,116
352,084	Prudential Financial, Inc.	30,201,766
136,847	T Rowe Price Group, Inc.	14,370,303
418,053	Truist Financial Corp.	18,202,028
408,383	US Bancorp	16,466,003
973,523	Wells Fargo & Co.	39,155,095
		362,927,254
	Consumer Discretionary — 10.7%
180,574	Dollar General Corp.	43,312,480
149,868	Home Depot, Inc. (The)	41,354,576
147,065	McDonald's Corp.	33,933,778
601,380	Starbucks Corp.	50,672,279
183,536	Target Corp.	27,234,907
555,468	VF Corp.	16,614,048
153,381	Whirlpool Corp.	20,677,292
452,383	Yum! Brands, Inc.	48,106,408
		281,905,768
	Industrials — 9.0%
259,941	3M Co.	28,723,480
174,471	Caterpillar, Inc.	28,627,202
78,717	Cummins, Inc.	16,019,696
68,328	Deere & Co.	22,814,036
173,263	Eaton Corp. PLC	23,106,354
99,293	Lockheed Martin Corp.	38,355,893
Shares		Market Value

	Industrials — (Continued)
496,530	Raytheon Technologies Corp.	$ 40,645,946
543,494	Stanley Black & Decker, Inc.	40,876,184
		239,168,791
	Communication Services — 7.2%
1,985,582	AT&T, Inc.	30,458,828
1,257,419	Comcast Corp. - Class A	36,880,099
822,283	Fox Corp. - Class A	25,227,643
989,372	Interpublic Group of Cos., Inc. (The)	25,327,923
423,110	Omnicom Group, Inc.	26,694,010
1,052,254	Verizon Communications, Inc.	39,954,084
480,346	Warner Bros Discovery, Inc.*	5,523,979
		190,066,566
	Consumer Staples — 7.0%
649,993	Coca-Cola Co. (The)	36,412,608
246,994	PepsiCo, Inc.	40,324,240
548,311	Philip Morris International, Inc.	45,515,296
415,325	Sysco Corp.	29,367,631
266,031	Walmart, Inc.	34,504,221
		186,123,996
	Energy — 5.6%
265,368	Chevron Corp.	38,125,421
429,349	Exxon Mobil Corp.	37,486,461
446,188	Phillips 66	36,016,295
347,437	Valero Energy Corp.	37,123,644
		148,751,821
	Utilities — 3.9%
460,521	Dominion Energy, Inc.	31,826,606
346,230	Duke Energy Corp.	32,206,315
492,677	NextEra Energy, Inc.	38,630,803
		102,663,724
	Materials — 3.0%
151,927	Air Products & Chemicals, Inc.	35,357,971
857,156	DuPont de Nemours, Inc.	43,200,662
		78,558,633
	Real Estate — 2.8%
188,701	Alexandria Real Estate Equities, Inc. REIT	26,453,993
134,756	American Tower Corp. REIT	28,932,113
199,193	Simon Property Group, Inc. REIT	17,877,572
		73,263,678
	Total Common Stocks	$2,639,516,022
	Short-Term Investment Fund — 0.4%
9,205,055	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	9,205,055
	Total Investment Securities—100.2% (Cost $3,011,521,844)	$2,648,721,077
	Liabilities in Excess of Other Assets — (0.2%)	(4,007,597)
	Net Assets — 100.0%	$2,644,713,480
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust

Touchstone Dividend Equity Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,639,516,022	$—	$—	$2,639,516,022
Short-Term Investment Fund	9,205,055	—	—	9,205,055
Total	$2,648,721,077	$—	$—	$2,648,721,077
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone High Yield Fund – September 30, 2022
Principal Amount		Market Value
	Corporate Bonds — 94.8%
	Communication Services — 17.3%
$ 666,000	Altice Financing SA (Luxembourg), 144a, 5.750%, 8/15/29	$ 509,636
483,000	Altice Financing SA (Luxembourg), 144a, 5.000%, 1/15/28	372,045
540,000	Altice France Holding SA (Luxembourg), 144a, 10.500%, 5/15/27	422,958
514,000	Altice France SA (France), 144a, 5.125%, 7/15/29	384,015
446,000	Altice France SA (France), 144a, 5.500%, 10/15/29	335,567
506,000	Belo Corp., 7.250%, 9/15/27	494,615
316,000	C&W Senior Financing DAC (Ireland), 144a, 6.875%, 9/15/27	256,217
434,000	Cars.com, Inc., 144a, 6.375%, 11/1/28	369,985
1,418,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	1,085,261
641,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 6.375%, 9/1/29	588,502
836,000	Connect Finco SARL / Connect US Finco LLC (United Kingdom), 144a, 6.750%, 10/1/26	731,356
360,000	CSC Holdings LLC, 144a, 3.375%, 2/15/31	253,800
1,268,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	860,782
1,073,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	762,651
312,000	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 144a, 5.875%, 8/15/27	268,978
607,000	DISH DBS Corp., 144a, 5.250%, 12/1/26	497,046
574,000	DISH DBS Corp., 7.750%, 7/1/26	436,240
500,000	Frontier Communications Holdings LLC, 144a, 8.750%, 5/15/30	500,320
351,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., 144a, 3.500%, 3/1/29	287,076
909,000	GoTo Group Inc., 144a, 5.500%, 9/1/27	557,481
1,175,000	Gray Escrow II, Inc., 144a, 5.375%, 11/15/31	921,699
330,000	Gray Television, Inc., 144a, 7.000%, 5/15/27	310,365
245,000	LCPR Senior Secured Financing DAC, 144a, 5.125%, 7/15/29	184,501
400,000	LCPR Senior Secured Financing DAC, 144a, 6.750%, 10/15/27	332,000
136,000	Netflix, Inc., 144a, 5.375%, 11/15/29	127,840
240,000	Nexstar Media, Inc., 144a, 4.750%, 11/1/28	205,270
608,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 144a, 4.750%, 4/30/27	528,960
455,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 144a, 4.250%, 1/15/29	357,402
345,000	Photo Holdings Merger Sub, Inc., 144a, 8.500%, 10/1/26	220,023
408,000	Sprint Capital Corp., 6.875%, 11/15/28	419,220
1,543,000	Stagwell Global, 144a, 5.625%, 8/15/29	1,269,225
612,000	Station Casinos LLC, 144a, 4.625%, 12/1/31	462,234
472,000	TEGNA, Inc., 5.000%, 9/15/29	433,905
230,000	Telecom Italia Capital SA (Italy), 6.000%, 9/30/34	171,401
562,000	Telecom Italia Capital SA (Italy), 6.375%, 11/15/33	436,916
923,000	Videotron Ltd. (Canada), 144a, 5.125%, 4/15/27	847,171
376,000	Vmed O2 UK Financing I PLC (United Kingdom), 144a, 4.250%, 1/31/31	284,249
324,000	VZ Secured Financing BV (Netherlands), 144a, 5.000%, 1/15/32	242,059
		17,728,971
	Industrials — 15.4%
457,000	Air Canada (Canada), 144a, 3.875%, 8/15/26	392,449
79,000	American Axle & Manufacturing, Inc., 6.250%, 3/15/26	72,459
862,000	American Axle & Manufacturing, Inc., 6.500%, 4/1/27	730,545
Principal Amount		Market Value

	Industrials — (Continued)
$ 683,000	American Builders & Contractors Supply Co., Inc., 144a, 3.875%, 11/15/29	$ 535,095
206,000	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 144a, 6.000%, 6/15/27	193,991
388,000	Bombardier, Inc. (Canada), 144a, 7.875%, 4/15/27	356,960
486,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	424,463
214,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.125%, 11/1/25	186,111
697,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.875%, 11/15/29	544,496
296,000	Cascades, Inc./Cascades USA, Inc. (Canada), 144a, 5.375%, 1/15/28	250,383
1,382,000	Cimpress PLC (Ireland), 144a, 7.000%, 6/15/26	939,760
293,000	Covanta Holding Corp., 144a, 4.875%, 12/1/29	236,820
415,000	Delta Air Lines, Inc., 3.750%, 10/28/29†	322,276
748,000	Dycom Industries, Inc., 144a, 4.500%, 4/15/29	630,319
460,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.500%, 10/1/25	432,130
348,000	GFL Environmental, Inc. (Canada), 144a, 3.500%, 9/1/28	293,472
1,413,000	Granite US Holdings Corp., 144a, 11.000%, 10/1/27	1,332,046
937,000	H&E Equipment Services, Inc., 144a, 3.875%, 12/15/28	735,545
467,000	Howmet Aerospace, Inc., 3.000%, 1/15/29	381,520
86,000	Howmet Aerospace, Inc., 5.950%, 2/1/37	77,945
214,000	Howmet Aerospace, Inc., 6.750%, 1/15/28	212,883
1,165,000	Imola Merger Corp., 144a, 4.750%, 5/15/29	982,852
684,000	MIWD Holdco II LLC / MIWD Finance Corp., 144a, 5.500%, 2/1/30	499,202
606,000	Moog, Inc., 144a, 4.250%, 12/15/27	536,607
652,000	New Enterprise Stone & Lime Co., Inc., 144a, 5.250%, 7/15/28	534,255
221,000	OI European Group BV, 144a, 4.750%, 2/15/30	175,695
364,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	330,199
799,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC, 144a, 4.000%, 10/15/27	669,880
700,000	PECF USS Intermediate Holding III Corp., 144a, 8.000%, 11/15/29	510,463
479,000	Seaspan Corp. (Hong Kong), 144a, 5.500%, 8/1/29	368,862
412,000	Standard Industries, Inc., 144a, 3.375%, 1/15/31	290,275
193,000	Standard Industries, Inc., 144a, 5.000%, 2/15/27	170,859
319,000	Stericycle, Inc., 144a, 3.875%, 1/15/29	264,172
495,000	TK Elevator US Newco, Inc. (Germany), 144a, 5.250%, 7/15/27	420,854
1,000,000	TransDigm, Inc., 4.625%, 1/15/29	805,030
		15,840,873
	Energy — 15.4%
130,000	Antero Resources Corp., 144a, 7.625%, 2/1/29	130,000
1,026,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 6.625%, 7/15/26	956,745
458,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 7.625%, 12/15/25	439,680
297,000	Bristow Group, Inc., 144a, 6.875%, 3/1/28	261,553
346,000	California Resources Corp., 144a, 7.125%, 2/1/26	325,240
830,000	Civitas Resources, Inc., 144a, 5.000%, 10/15/26	754,038
549,000	CNX Resources Corp., 144a, 7.375%, 1/15/31	538,563
1,662,000	CQP Holdco LP / BIP-V Chinook Holdco LLC, 144a, 5.500%, 6/15/31	1,407,257
610,000	Crescent Energy Finance LLC, 144a, 7.250%, 5/1/26	548,036
467,000	CVR Energy, Inc., 144a, 5.250%, 2/15/25	420,356
632,000	DCP Midstream Operating LP, 144a, 5.850%, 5/21/43	605,614
625,000	Earthstone Energy Holdings LLC, 144a, 8.000%, 4/15/27	582,662

Touchstone High Yield Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 94.8% (Continued)
	Energy — (Continued)
$ 67,000	EQM Midstream Partners LP, 144a, 7.500%, 6/1/27	$ 63,859
1,277,000	Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	1,200,398
414,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.750%, 2/1/29	362,256
201,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.000%, 4/15/30	175,160
534,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.250%, 11/1/28	492,711
268,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144a, 6.375%, 4/15/27	255,841
274,000	Kinetik Holdings LP, 144a, 5.875%, 6/15/30	250,891
1,067,000	Murphy Oil Corp., 6.375%, 7/15/28	1,008,315
424,000	Nabors Industries, Inc., 144a, 7.375%, 5/15/27	391,331
861,000	NuStar Logistics LP, 5.625%, 4/28/27	750,653
531,000	NuStar Logistics LP, 6.000%, 6/1/26	486,069
923,000	Parkland Corp. (Canada), 144a, 4.500%, 10/1/29	745,196
888,000	Precision Drilling Corp. (Canada), 144a, 6.875%, 1/15/29	784,020
76,000	Rockies Express Pipeline LLC, 144a, 4.800%, 5/15/30	62,320
245,000	Rockies Express Pipeline LLC, 144a, 4.950%, 7/15/29	210,160
165,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 5.500%, 1/15/28	140,837
782,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 12/31/30	664,786
584,000	TerraForm Power Operating LLC, 144a, 5.000%, 1/31/28	513,889
331,000	Vermilion Energy, Inc. (Canada), 144a, 6.875%, 5/1/30	304,520
		15,832,956
	Consumer Discretionary — 11.4%
617,000	Adient Global Holdings Ltd., 144a, 4.875%, 8/15/26	540,757
415,000	Bath & Body Works, Inc., 5.250%, 2/1/28	359,748
829,000	Carnival Corp., 144a, 6.000%, 5/1/29	559,575
532,000	Carnival Corp., 144a, 9.875%, 8/1/27	522,690
449,000	Carriage Services, Inc., 144a, 4.250%, 5/15/29	355,080
755,000	Coty, Inc. / HFC Prestige Products, Inc. / HFC Prestige International US LLC, 144a, 4.750%, 1/15/29	646,582
423,000	Dana, Inc., 4.250%, 9/1/30	309,827
1,318,000	Ford Motor Credit Co. LLC, 2.900%, 2/10/29	998,385
372,000	Hilton Domestic Operating Co., Inc., 144a, 3.625%, 2/15/32	284,712
445,000	International Game Technology PLC, 144a, 6.250%, 1/15/27	431,370
692,000	JB Poindexter & Co., Inc., 144a, 7.125%, 4/15/26	640,100
617,000	KB Home, 4.000%, 6/15/31	453,051
403,000	Newell Brands, Inc., 6.375%, 9/15/27	399,063
298,000	Royal Caribbean Cruises Ltd., 144a, 5.375%, 7/15/27	219,191
172,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/27	134,755
133,000	Royal Caribbean Cruises Ltd., 144a, 8.250%, 1/15/29	129,509
483,000	Royal Caribbean Cruises Ltd., 144a, 11.625%, 8/15/27	439,540
973,000	Sands China Ltd. (Macao), 5.625%, 8/8/25	881,470
706,000	Sonic Automotive, Inc., 144a, 4.625%, 11/15/29	554,210
733,000	Speedway Motorsports LLC / Speedway Funding II, Inc., 144a, 4.875%, 11/1/27	637,283
485,000	Tempur Sealy International, Inc., 144a, 3.875%, 10/15/31	355,262
671,000	Thor Industries, Inc., 144a, 4.000%, 10/15/29	497,369
340,000	United Airlines, Inc., 144a, 4.625%, 4/15/29	282,200
238,000	WW International, Inc., 144a, 4.500%, 4/15/29	124,479
1,108,000	Wynn Macau Ltd. (Macao), 144a, 4.875%, 10/1/24	889,170
		11,645,378
	Financials — 8.3%
580,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	533,996
Principal Amount		Market Value

	Financials — (Continued)
$ 504,000	Deutsche Bank AG (Germany), 4.296%, 5/24/28	$ 449,523
440,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	368,500
328,000	FirstCash, Inc., 144a, 5.625%, 1/1/30	280,233
611,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, 5/15/27	536,183
807,000	Jane Street Group / JSG Finance, Inc., 144a, 4.500%, 11/15/29	694,020
400,000	MGIC Investment Corp., 5.250%, 8/15/28	357,352
559,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43	508,558
692,000	Navient Corp., 5.875%, 10/25/24	655,663
430,000	Navient Corp., 6.750%, 6/25/25	402,549
382,000	Nielsen Finance LLC / Nielsen Finance Co., 144a, 4.750%, 7/15/31	374,505
315,000	OneMain Finance Corp., 3.875%, 9/15/28	231,922
228,000	OneMain Finance Corp., 4.000%, 9/15/30	159,990
399,000	OneMain Finance Corp., 6.625%, 1/15/28	342,342
89,000	PennyMac Financial Services, Inc., 144a, 4.250%, 2/15/29	63,395
273,000	PennyMac Financial Services, Inc., 144a, 5.375%, 10/15/25	233,404
414,000	PennyMac Financial Services, Inc., 144a, 5.750%, 9/15/31	296,749
1,035,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 5.750%, 4/15/26	973,873
718,000	Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 144a, 2.875%, 10/15/26	588,760
661,000	Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 144a, 3.875%, 3/1/31	479,129
		8,530,646
	Consumer Staples — 7.7%
580,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 4.000%, 10/15/30	456,796
446,000	ACCO Brands Corp., 144a, 4.250%, 3/15/29	335,519
407,000	AHP Health Partners, Inc., 144a, 5.750%, 7/15/29	315,425
1,163,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144a, 5.875%, 2/15/28	1,072,868
352,000	Ashtead Capital, Inc. (United Kingdom), 144a, 5.500%, 8/11/32	324,170
328,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 144a, 5.750%, 7/15/27	287,694
1,075,000	BellRing Brands, Inc., 144a, 7.000%, 3/15/30	983,303
699,000	Gap, Inc. (The), 144a, 3.875%, 10/1/31	443,866
280,000	Macy's Retail Holdings LLC, 144a, 5.875%, 4/1/29	228,368
368,000	Performance Food Group, Inc., 144a, 4.250%, 8/1/29	306,397
314,000	Post Holdings, Inc., 144a, 4.625%, 4/15/30	256,828
908,000	Primo Water Holdings, Inc. (Canada), 144a, 4.375%, 4/30/29	738,595
684,000	QVC, Inc., 4.375%, 9/1/28	463,779
448,000	QVC, Inc., 4.750%, 2/15/27	335,472
61,000	SEG Holding LLC / SEG Finance Corp., 144a, 5.625%, 10/15/28	55,967
1,374,000	Turning Point Brands, Inc., 144a, 5.625%, 2/15/26	1,191,945
147,000	Wolverine World Wide, Inc., 144a, 4.000%, 8/15/29	112,140
		7,909,132
	Health Care — 6.5%
592,000	AdaptHealth LLC, 144a, 4.625%, 8/1/29	474,458
293,000	AdaptHealth LLC, 144a, 5.125%, 3/1/30	241,586
349,000	Avantor Funding, Inc., 144a, 3.875%, 11/1/29	286,181
339,000	CHS / Community Health Systems, Inc., 144a, 5.250%, 5/15/30	236,029

Touchstone High Yield Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 94.8% (Continued)
	Health Care — (Continued)
$ 300,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	$ 269,298
400,000	HLF Financing Sarl LLC / Herbalife International, Inc., 144a, 4.875%, 6/1/29	285,458
413,000	Medline Borrower LP, 144a, 3.875%, 4/1/29	331,433
412,000	Medline Borrower LP, 144a, 5.250%, 10/1/29	311,274
1,105,000	MEDNAX, Inc., 144a, 5.375%, 2/15/30	915,773
330,000	ModivCare, Inc., 144a, 5.875%, 11/15/25	304,562
432,000	Molina Healthcare, Inc., 144a, 3.875%, 5/15/32	353,870
522,000	Option Care Health, Inc., 144a, 4.375%, 10/31/29	441,090
444,000	Tenet Healthcare Corp., 144a, 4.250%, 6/1/29	367,743
730,000	Tenet Healthcare Corp., 144a, 4.375%, 1/15/30	609,331
266,000	Tenet Healthcare Corp., 144a, 6.125%, 6/15/30	244,308
729,000	Teva Pharmaceutical Finance Netherlands III BV (Israel), 3.150%, 10/1/26	598,145
452,000	Teva Pharmaceutical Finance Netherlands III BV (Israel), 4.750%, 5/9/27	383,888
		6,654,427
	Materials — 4.9%
355,000	Arconic Corp., 144a, 6.125%, 2/15/28	313,582
44,000	Avient Corp., 144a, 7.125%, 8/1/30	40,609
520,000	Celanese US Holdings LLC, 6.379%, 7/15/32	482,600
938,000	Clearwater Paper Corp., 144a, 4.750%, 8/15/28	821,335
650,000	Cleveland-Cliffs, Inc., 144a, 4.875%, 3/1/31†	536,861
233,000	Hudbay Minerals, Inc. (Canada), 144a, 4.500%, 4/1/26	193,712
356,000	Hudbay Minerals, Inc. (Canada), 144a, 6.125%, 4/1/29	286,840
275,000	INEOS Quattro Finance 2 PLC (United Kingdom), 144a, 3.375%, 1/15/26	228,937
443,000	Kaiser Aluminum Corp., 144a, 4.500%, 6/1/31	324,161
243,000	Kaiser Aluminum Corp., 144a, 4.625%, 3/1/28	198,268
705,000	Mineral Resources Ltd. (Australia), 144a, 8.000%, 11/1/27	678,196
636,000	NOVA Chemicals Corp. (Canada), 144a, 4.250%, 5/15/29	493,624
596,000	Tronox, Inc., 144a, 4.625%, 3/15/29	441,040
		5,039,765
	Information Technology — 3.0%
482,000	Booz Allen Hamilton, Inc., 144a, 4.000%, 7/1/29	412,154
587,000	Clarivate Science Holdings Corp., 144a, 4.875%, 7/1/29	459,621
555,000	Consensus Cloud Solutions, Inc., 144a, 6.000%, 10/15/26	489,063
145,000	NCR Corp., 144a, 5.125%, 4/15/29	108,753
299,000	NCR Corp., 144a, 5.750%, 9/1/27	270,888
448,000	Open Text Corp. (Canada), 144a, 3.875%, 12/1/29	345,063
560,000	Open Text Corp. (Canada), 144a, 3.875%, 2/15/28	463,131
291,000	SS&C Technologies, Inc., 144a, 5.500%, 9/30/27	265,448
361,000	Ziff Davis, Inc., 144a, 4.625%, 10/15/30	295,013
		3,109,134
	Real Estate — 3.0%
450,000	CTR Partnership LP / CareTrust Capital Corp. REIT, 144a, 3.875%, 6/30/28	370,223
535,000	Diversified Healthcare Trust REIT, 4.750%, 2/15/28	337,050
325,000	Howard Hughes Corp. (The), 144a, 4.375%, 2/1/31	233,449
132,000	Iron Mountain, Inc. REIT, 144a, 4.500%, 2/15/31	102,060
674,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29	553,684
112,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 3/15/28	98,239
660,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	546,130
515,000	RHP Hotel Properties LP / RHP Finance Corp. REIT, 144a, 4.500%, 2/15/29	427,107
420,000	Service Properties Trust REIT, 4.650%, 3/15/24	388,500
		3,056,442
Principal Amount		Market Value

	Utilities — 1.9%
$ 331,000	Calpine Corp., 144a, 5.125%, 3/15/28	$ 284,388
814,000	Edison International, Ser B, 5.000%(A)	643,060
592,000	NRG Energy, Inc., 5.750%, 1/15/28	547,432
561,000	Vistra Operations Co. LLC, 144a, 4.375%, 5/1/29	467,032
		1,941,912
	Total Corporate Bonds	$97,289,636
Shares
	Common Stocks — 2.1%
	Energy — 2.1%
39,372	Unit Corp.*	2,097,347
	Short-Term Investment Funds — 3.0%
2,254,561	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	2,254,561
881,725	Invesco Government & Agency Portfolio, Institutional Class, 2.88%∞Ω**	881,725
	Total Short-Term Investment Funds	$3,136,286
	Total Investment Securities—99.9% (Cost $120,990,945)	$102,523,269
	Other Assets in Excess of Liabilities — 0.1%	70,964
	Net Assets — 100.0%	$102,594,233
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2022 was $849,473.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
DAC – Designated Activity Company
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $76,954,943 or 75.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$97,289,636	$—	$97,289,636
Common Stocks	2,097,347	—	—	2,097,347
Short-Term Investment Funds	3,136,286	—	—	3,136,286
Total	$5,233,633	$97,289,636	$—	$102,523,269
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Impact Bond Fund – September 30, 2022
Principal Amount		Market Value
	Corporate Bonds — 29.5%
	Financials — 9.8%
$ 2,444,000	Aflac, Inc., 3.250%, 3/17/25	$ 2,441,035
3,000,000	American Express Co., 4.050%, 5/3/29	2,752,640
1,374,947	Fishers Lane Associates LLC, 144a, 3.666%, 8/5/30	1,330,577
710,000	Fishers Lane Associates LLC, 144a, 5.477%, 8/5/40	712,481
2,599,000	Globe Life, Inc., 4.550%, 9/15/28	2,445,892
2,400,000	KeyBank NA, 4.150%, 8/8/25	2,326,657
2,000,000	MassMutual Global Funding II, 144a, 0.850%, 6/9/23	1,948,692
1,500,000	Metropolitan Life Global Funding I, 144a, 3.050%, 6/17/29	1,313,745
2,000,000	Metropolitan Life Global Funding I, 144a, 4.300%, 8/25/29	1,863,475
2,386,000	National Rural Utilities Cooperative Finance Corp., 3.400%, 11/15/23	2,352,328
1,500,000	Nationwide Mutual Insurance Co., 144a, 4.350%, 4/30/50	1,116,067
1,334,000	Nationwide Mutual Insurance Co., 144a, 9.375%, 8/15/39	1,693,910
1,300,000	New York Life Global Funding, 144a, 1.450%, 1/14/25	1,202,611
1,000,000	Northwestern Mutual Global Funding, 144a, 0.600%, 3/25/24	940,530
2,350,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.625%, 9/30/59	1,583,826
3,500,000	Pacific Life Global Funding II, 144a, 1.375%, 4/14/26	3,067,809
3,500,000	PNC Bank NA, 2.700%, 10/22/29	2,875,868
1,500,000	Progressive Corp. (The), 4.200%, 3/15/48	1,251,997
3,500,000	Protective Life Global Funding, 144a, 1.170%, 7/15/25	3,128,174
2,610,000	Reliance Standard Life Global Funding II, 144a, 2.750%, 1/21/27	2,344,563
1,550,000	SBA Tower Trust REIT, 144a, 1.884%, 1/15/26	1,363,146
1,500,000	SBA Tower Trust REIT, 144a, 2.836%, 1/15/25	1,403,715
2,802,000	Teachers Insurance & Annuity Association of America, 144a, 4.900%, 9/15/44	2,455,742
1,100,000	Unum Group, 7.190%, 2/1/28	1,144,553
844,000	Unum Group, 7.250%, 3/15/28	860,424
2,000,000	USB Capital IX, (3M LIBOR +1.020%), 3.532%(A)(B)	1,518,100
		47,438,557
	Utilities — 7.0%
3,000,000	American Water Capital Corp., 2.950%, 9/1/27	2,724,177
2,250,000	Avista Corp., 4.350%, 6/1/48	1,896,454
1,623,000	California Water Service Co., 5.500%, 12/1/40	1,596,733
3,270,000	Cleco Securitization I LLC, Ser A-2, 4.646%, 9/1/42	3,082,073
2,008,000	Commonwealth Edison Co., 5.900%, 3/15/36	2,057,729
2,163,000	Dominion Energy South Carolina, Inc., 4.600%, 6/15/43	1,872,290
1,750,000	Duke Energy Florida Project Finance LLC, Ser 2032, 2.858%, 3/1/33	1,465,268
2,328,000	Duke Energy Progress LLC, 6.300%, 4/1/38	2,453,378
2,532,000	Entergy Louisiana LLC, 4.440%, 1/15/26	2,456,795
3,000,000	Essential Utilities, Inc., 4.276%, 5/1/49	2,330,881
1,642,000	Georgia Power Co., 4.750%, 9/1/40	1,380,576
2,085,000	Kentucky Utilities Co., 5.125%, 11/1/40	1,920,147
2,000,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +2.067%), 5.810%, 10/1/66(B)	1,658,448
2,080,000	PG&E Wildfire Recovery Funding LLC, Ser A-5, 5.099%, 6/1/52	1,979,420
2,750,000	SCE Recovery Funding LLC, Ser A-2, 2.943%, 11/15/42	2,128,913
1,020,000	Sierra Pacific Power Co., 2.600%, 5/1/26	942,074
2,024,023	Southaven Combined Cycle Generation LLC, 3.846%, 8/15/33	1,844,421
		33,789,777
Principal Amount		Market Value

	Industrials — 5.2%
$ 6,665	Burlington Northern and Santa Fe Railway Co. 2005-3 Pass Through Trust, 4.830%, 1/15/23	$ 6,651
161,997	Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust, 4.967%, 4/1/23	160,897
2,355,000	Burlington Northern Santa Fe LLC, 6.700%, 8/1/28	2,531,817
1,000,000	CSX Corp., 6.150%, 5/1/37	1,031,606
1,347,391	CSX Transportation, Inc., 6.251%, 1/15/23	1,353,167
2,174,588	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 2/20/34	1,788,134
1,075,000	GATX Corp., 1.900%, 6/1/31	775,877
2,823,000	GATX Corp., 3.250%, 3/30/25	2,670,690
1,180,000	Kansas City Southern, 3.000%, 5/15/23	1,166,516
1,625,000	Kansas City Southern, 3.125%, 6/1/26	1,517,089
1,941,000	Norfolk Southern Corp., 2.903%, 2/15/23	1,926,407
2,750,000	Republic Services, Inc., 2.300%, 3/1/30	2,257,144
667,000	TOTE Maritime Alaska LLC, 6.365%, 4/15/28	689,458
2,386,000	Tote Shipholdings LLC, 3.400%, 10/16/40	2,134,751
1,960,000	Union Pacific Corp., 2.891%, 4/6/36	1,489,763
53,822	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 1/2/24	53,712
559,508	Union Pacific Railroad Co. 2006 Pass Through Trust, 5.866%, 7/2/30	579,344
1,209,696	Union Pacific Railroad Co. 2014-1 Pass Through Trust, 3.227%, 5/14/26	1,151,850
2,100,000	Waste Management, Inc., 3.900%, 3/1/35	1,785,324
		25,070,197
	Consumer Discretionary — 2.4%
3,733,938	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 10/15/28	3,224,987
583,190	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 10/29/24	550,946
3,900,000	Delta Air Lines 2019-1 Class AA Pass Through Trust, 3.204%, 4/25/24	3,769,279
1,785,000	PulteGroup, Inc., 7.875%, 6/15/32	1,843,766
2,570,000	Smithsonian Institution, 2.645%, 9/1/39	1,894,378
597,503	United Airlines, Inc. Pass-Through Trust, 2.875%, 10/7/28	512,213
		11,795,569
	Real Estate — 1.7%
2,500,000	American Tower Corp. REIT, 3.125%, 1/15/27	2,246,540
3,225,000	American Tower Trust #1 REIT, Ser 13, Class 2A, 144a, 3.070%, 3/15/48	3,202,983
2,000,000	Crown Castle International Corp. REIT, 4.300%, 2/15/29	1,833,972
805,000	SBA Tower Trust REIT, 144a, 1.631%, 11/15/26	686,440
		7,969,935
	Health Care — 1.3%
978,906	CVS Pass Through Trust Series 2013, 144a, 4.704%, 1/10/36	891,229
2,237,360	CVS Pass-Through Trust, 6.036%, 12/10/28	2,222,199
3,405,000	HCA, Inc., 5.250%, 4/15/25	3,335,693
		6,449,121
	Consumer Staples — 0.8%
1,000,000	Kroger Co. (The), 4.500%, 1/15/29	947,812
1,265,000	Kroger Co. (The), Ser B, 7.700%, 6/1/29	1,385,903
1,600,000	United Rentals North America, Inc., 4.875%, 1/15/28	1,466,944
		3,800,659
	Communication Services — 0.7%
1,500,000	AT&T, Inc., 4.850%, 7/15/45	1,245,525

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 29.5% (Continued)
	Communication Services — (Continued)
$ 1,200,000	Verizon Communications, Inc., 2.100%, 3/22/28	$ 1,012,982
1,185,000	Verizon Communications, Inc., 4.862%, 8/21/46	1,022,178
		3,280,685
	Information Technology — 0.3%
1,900,000	Lam Research Corp., 1.900%, 6/15/30	1,504,961
	Energy — 0.3%
1,405,000	Texas Eastern Transmission LP, 7.000%, 7/15/32	1,479,139
	Total Corporate Bonds	$142,578,600
	U.S. Government Agency Obligations — 22.2%
2,125,600	Canal Barge Co., Inc., 4.500%, 11/12/34	2,037,988
539,628	Export-Import Bank of the United States, 1.581%, 11/16/24	522,495
1,442,701	Helios Leasing I LLC, 1.734%, 7/24/24	1,406,885
892,000	Matson Navigation Co., Inc., 5.337%, 9/4/28	895,450
825,000	Petroleos Mexicanos (Mexico), 2.290%, 2/15/24	810,202
1,752,579	Reliance Industries Ltd. (India), 1.870%, 1/15/26	1,663,789
1,273,169	SBA Small Business Investment Cos, Ser 2017-10A, Class 1, 2.845%, 3/10/27	1,204,631
1,913,566	SBA Small Business Investment Cos, Ser 2017-10B, Class 1, 2.518%, 9/10/27	1,771,245
2,608	Small Business Administration Participation Certificates, Ser 2003-20D, Class 1, 4.760%, 4/1/23	2,607
18,933	Small Business Administration Participation Certificates, Ser 2004-20D, Class 1, 4.770%, 4/1/24	18,732
44,981	Small Business Administration Participation Certificates, Ser 2004-20K, Class 1, 4.880%, 11/1/24	44,404
36,185	Small Business Administration Participation Certificates, Ser 2005-20H, Class 1, 5.110%, 8/1/25	35,886
73,435	Small Business Administration Participation Certificates, Ser 2006-20H, Class 1, 5.700%, 8/1/26	73,046
91,188	Small Business Administration Participation Certificates, Ser 2006-20K, Class 1, 5.360%, 11/1/26	89,447
169,419	Small Business Administration Participation Certificates, Ser 2006-20L, Class 1, 5.120%, 12/1/26	165,070
162,674	Small Business Administration Participation Certificates, Ser 2007-20A, Class 1, 5.320%, 1/1/27	159,700
206,325	Small Business Administration Participation Certificates, Ser 2007-20E, Class 1, 5.310%, 5/1/27	203,520
423,377	Small Business Administration Participation Certificates, Ser 2007-20F, Class 1, 5.710%, 6/1/27	419,462
425,846	Small Business Administration Participation Certificates, Ser 2007-20L, Class 1, 5.290%, 12/1/27	423,513
149,007	Small Business Administration Participation Certificates, Ser 2008-20A, Class 1, 5.170%, 1/1/28	146,852
208,510	Small Business Administration Participation Certificates, Ser 2008-20K, Class 1, 6.770%, 11/1/28	209,079
375,205	Small Business Administration Participation Certificates, Ser 2009-20C, Class 1, 4.660%, 3/1/29	369,182
241,810	Small Business Administration Participation Certificates, Ser 2009-20D, Class 1, 4.310%, 4/1/29	237,218
504,831	Small Business Administration Participation Certificates, Ser 2009-20E, Class 1, 4.430%, 5/1/29	489,408
202,451	Small Business Administration Participation Certificates, Ser 2009-20F, Class 1, 4.950%, 6/1/29	197,423
Principal Amount		Market Value
	U.S. Government Agency Obligations — 22.2% (Continued)
$ 529,288	Small Business Administration Participation Certificates, Ser 2009-20J, Class 1, 3.920%, 10/1/29	$ 511,350
851,377	Small Business Administration Participation Certificates, Ser 2010-20F, Class 1, 3.880%, 6/1/30	829,651
1,587,930	Small Business Administration Participation Certificates, Ser 2010-20I, Class 1, 3.210%, 9/1/30	1,485,220
3,772,429	Small Business Administration Participation Certificates, Ser 2013-20C, Class 1, 2.220%, 3/1/33	3,393,496
3,047,645	Small Business Administration Participation Certificates, Ser 2013-20E, Class 1, 2.070%, 5/1/33	2,747,716
1,577,077	Small Business Administration Participation Certificates, Ser 2013-20G, Class 1, 3.150%, 7/1/33	1,484,557
2,130,869	Small Business Administration Participation Certificates, Ser 2014-20H, Class 1, 2.880%, 8/1/34	1,967,129
3,078,010	Small Business Administration Participation Certificates, Ser 2014-20I, Class 1, 2.920%, 9/1/34	2,879,240
2,655,122	Small Business Administration Participation Certificates, Ser 2014-20K, Class 1, 2.800%, 11/1/34	2,451,835
1,553,048	Small Business Administration Participation Certificates, Ser 2015-20I, Class 1, 2.820%, 9/1/35	1,423,862
2,020,629	Small Business Administration Participation Certificates, Ser 2016-20A, Class 1, 2.780%, 1/1/36	1,872,117
2,788,553	Small Business Administration Participation Certificates, Ser 2016-20B, Class 1, 2.270%, 2/1/36	2,523,208
3,459,938	Small Business Administration Participation Certificates, Ser 2016-20F, Class 1, 2.180%, 6/1/36	3,104,572
3,794,700	Small Business Administration Participation Certificates, Ser 2017-20E, Class 1, 2.880%, 5/1/37	3,502,253
3,062,724	Small Business Administration Participation Certificates, Ser 2017-20F, Class 1, 2.810%, 6/1/37	2,807,273
4,127,676	Small Business Administration Participation Certificates, Ser 2017-20K, Class 1, 2.790%, 11/1/37	3,777,041
2,012,751	Small Business Administration Participation Certificates, Ser 2017-20L, Class 1, 2.780%, 12/1/37	1,844,896
4,721,676	Small Business Administration Participation Certificates, Ser 2018-20A, Class 1, 2.920%, 1/1/38	4,340,370
4,419,850	Small Business Administration Participation Certificates, Ser 2018-20C, Class 1, 3.200%, 3/1/38	4,160,843
3,631,827	Small Business Administration Participation Certificates, Ser 2018-20K, Class 1, 3.870%, 11/1/38	3,484,818
1,882,760	Small Business Administration Participation Certificates, Ser 2018-25D, Class 1, 3.890%, 10/1/43	1,804,334
2,061,123	Small Business Administration Participation Certificates, Ser 2019-25B, Class 1, 3.450%, 2/1/44	1,912,751
2,545,961	Small Business Administration Participation Certificates, Ser 2019-25E, Class 1, 3.070%, 5/1/44	2,360,484
3,812,499	Small Business Administration Participation Certificates, Ser 2020-25I, Class 1, 1.150%, 9/1/45	3,091,839
3,437,962	Small Business Administration Participation Certificates, Ser 2022-25C, Class 1, 2.750%, 3/1/47	3,060,839
2,250,000	Small Business Administration Participation Certificates, Ser 2022-25D, Class 1, 3.500%, 4/1/47	2,091,894
3,000,000	Small Business Administration Participation Certificates, Ser 2022-25G, Class 1, 3.930%, 7/1/47	2,863,270
3,000,000	Small Business Administration Participation Certificates, Ser 2022-25H, Class 1, 3.800%, 8/1/47	2,826,766
9,640,000	Small Business Administration Participation Certificates, Ser 2022-25I, Class 1, 4.260%, 9/1/47	9,392,760

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	U.S. Government Agency Obligations — 22.2% (Continued)
$ 2,482,000	Tennessee Valley Auth., 4.650%, 6/15/35	$ 2,489,957
2,312,359	United States International Development Finance Corp., 1.870%, 11/20/37	1,870,043
5,308,519	United States of America Executive Branch, Ser 2021-25L, Class 1, 1.850%, 12/1/46	4,418,789
1,931,211	United States Small Business Administration, Ser 2019-20A, Class 1, 3.370%, 1/1/39	1,813,501
3,124,000	Vessel Management Services, Inc., 5.125%, 4/16/35	3,091,382
	Total U.S. Government Agency Obligations	$107,277,290
	Agency Collateralized Mortgage Obligations — 13.3%
2,324,142	Fannie Mae-Aces, Ser 2017-M15, Class ATS2, 3.209%, 11/25/27(B)(C)	2,189,548
3,325,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1511, Class A3, 3.542%, 3/25/34	2,977,499
3,760,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KG02, Class A2, 2.412%, 8/25/29	3,292,094
2,959,235	FHLMC Multifamily Structured Pass Through Certificates, Ser KG03, Class A1, 0.704%, 4/25/29(B)(C)	2,558,451
2,727,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KSG1, Class A2, 1.503%, 9/25/30	2,189,189
1,650,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KSG2, Class A2, 2.091%, 11/25/31(B)(C)	1,352,593
2,384,740	FHLMC Multifamily Structured Pass Through Certificates, Ser KW03, Class A1, 2.617%, 12/25/26	2,316,355
3,060,000	FHLMC Multifamily Structured Pass-Through Certificates, Ser K-1513, Class A3, 2.797%, 8/25/34	2,544,536
2,600,000	FREMF Mortgage Trust, Ser 2013-K30, Class B, 144a, 3.670%, 6/25/45(B)(C)	2,572,399
1,650,000	FREMF Mortgage Trust, Ser 2014-K38, Class B, 144a, 4.375%, 6/25/47(B)(C)	1,620,020
1,765,000	FREMF Mortgage Trust, Ser 2014-K40, Class B, 144a, 4.210%, 11/25/47(B)(C)	1,717,851
2,000,000	FREMF Mortgage Trust, Ser 2014-K41, Class B, 144a, 3.964%, 11/25/47(B)(C)	1,937,834
2,180,000	FREMF Mortgage Trust, Ser 2015-K49, Class B, 144a, 3.852%, 10/25/48(B)(C)	2,072,652
2,200,000	FREMF Mortgage Trust, Ser 2017-K61, Class B, 144a, 3.818%, 12/25/49(B)(C)	2,033,796
750,000	FREMF Mortgage Trust, Ser 2018-K74, Class B, 144a, 4.228%, 2/25/51(B)(C)	695,591
783,458	FRESB Mortgage Trust, Ser 2015-SB9, Class A5, (1M LIBOR +0.700%), 3.253%, 11/25/35(B)	781,431
212,473	FRESB Mortgage Trust, Ser 2016-SB17, Class A5H, (1M LIBOR +0.700%), 3.253%, 5/25/36(B)	211,817
838,463	FRESB Mortgage Trust, Ser 2017-SB27, Class A10F, 3.090%, 1/25/27(B)(C)	791,404
1,580,657	FRESB Mortgage Trust, Ser 2018-SB46, Class A10F, 3.300%, 12/25/27(B)(C)	1,477,884
2,321,544	FRESB Mortgage Trust, Ser 2018-SB54, Class A10F, 3.520%, 5/25/28	2,205,566
2,885,908	FRESB Mortgage Trust, Ser 2018-SB55, Class A10F, 3.770%, 9/25/28	2,741,052
2,069,492	GNMA, Pool #785631, 4.660%, 5/20/67(B)(C)	2,060,114
181,994	GNMA, Ser 2011-142, Class B, 3.373%, 2/16/44(B)(C)	181,222
955,316	GNMA, Ser 2012-46, Class C, 3.176%, 5/16/50(B)(C)	930,709
23,060	GNMA, Ser 2012-53, Class AC, 2.381%, 12/16/43	22,965
989,279	GNMA, Ser 2013-121, Class AB, 2.875%, 8/16/44(B)(C)	934,791
293,753	GNMA, Ser 2013-40, Class AC, 1.584%, 1/16/46	281,653
20,373	GNMA, Ser 2013-59, Class A, 1.750%, 7/16/45	19,388
2,540,000	GNMA, Ser 2015-32, Class HG, 3.000%, 9/16/49(B)(C)	2,136,641
741,045	GNMA, Ser 2015-37, Class AD, 2.600%, 11/16/55	694,595
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 13.3% (Continued)
$ 1,678,035	GNMA, Ser 2015-73, Class B, 2.700%, 10/16/55(B)(C)	$ 1,550,002
1,008,141	GNMA, Ser 2017-46, Class AB, 2.600%, 1/16/52	892,336
1,057,784	GNMA, Ser 2017-H11, Class FV, (1M LIBOR +0.500%), 2.857%, 5/20/67(B)	1,046,672
1,200,811	GNMA, Ser 2019-H15, Class GA, 2.250%, 8/20/69	1,140,065
3,883,022	GNMA, Ser 2020-113, Class AF, 2.000%, 10/1/62	3,012,111
4,977,748	GNMA, Ser 2020-118, Class AB, 2.250%, 4/16/62	4,303,959
2,336,655	GNMA, Ser 2021-21, Class AF, 1.750%, 6/16/63	1,737,508
3,778,752	GNMA, Ser 2021-22, Class AD, 1.350%, 10/16/62	3,096,593
	Total Agency Collateralized Mortgage Obligations	$64,320,886
	Municipal Bonds — 8.9%
	California — 3.7%
1,000,000	California Health Facilities Financing Authority, 2.704%, 6/1/30	849,326
2,000,000	California Health Facilities Financing Authority, 2.229%, 6/1/32	1,549,546
875,000	California Health Facilities Financing Authority, 4.140%, 6/1/34	781,872
1,585,000	California Municipal Finance Authority, Revenue, 2.519%, 10/1/35	1,107,527
1,465,000	City of San Francisco Public Utilities Commission Water Revenue, Build America Bonds, 6.950%, 11/1/50	1,804,825
2,345,000	East Bay Municipal Utility District Water System Revenue, Build America Bonds Sub, 5.874%, 6/1/40	2,569,765
2,010,000	Los Angeles Department of Water & Power Water System Revenue, Revenue, Build America Bonds, 6.008%, 7/1/39	2,143,026
3,500,000	Los Angeles Unified School District, Build America Bonds Ser RY, UTGO, 6.758%, 7/1/34	3,861,115
2,500,000	State of California, Build America Bonds, UTGO, 7.300%, 10/1/39	2,992,248
		17,659,250
	Texas — 1.1%
1,770,000	Dallas Area Rapid Transit, Revenue, Build America Bonds, 5.999%, 12/1/44	1,942,976
2,640,000	Texas State Transportation Commission Highway Authority, Build America Bonds, 5.178%, 4/1/30	2,672,914
1,281,000	Travis County Housing Finance Corp, Revenue, 2.550%, 7/1/42	887,297
		5,503,187
	Virginia — 0.7%
1,131,963	Virginia Housing Development Authority, 2.950%, 10/25/49	999,589
2,734,089	Virginia Housing Development Authority, 2.125%, 7/25/51	2,272,649
		3,272,238
	Minnesota — 0.6%
3,652,754	Minnesota Housing Finance Agency, Revenue, 1.580%, 2/1/51	3,056,204
	Indiana — 0.6%
2,750,000	Indianapolis Local Public Improvement Bond Bank, Build America Bonds, 6.116%, 1/15/40	2,951,360
	Oklahoma — 0.6%
3,000,000	Oklahoma Development Finance Auth., Revenue, 5.087%, 2/1/52	2,849,639

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	Municipal Bonds — 8.9% (Continued)
	New York — 0.5%
$ 1,135,000	Port Authority of New York & New Jersey, 4.960%, 8/1/46	$ 1,087,618
1,400,000	Port Authority of New York and New Jersey, Cons One Hundred Sixty-Eight, 4.926%, 10/1/51	1,340,661
		2,428,279
	Nevada — 0.4%
2,053,493	Nevada Housing Division, Revenue, 1.900%, 11/1/44	1,873,625
	Washington — 0.3%
1,600,000	State of Washington, Build America Bonds, UTGO, 5.481%, 8/1/39	1,635,515
	Ohio — 0.2%
825,000	Ohio State HFA, Revenue, 2.650%, 11/1/41	783,376
	Louisiana — 0.2%
741,360	Louisiana Housing Corp., 2.875%, 11/1/38	699,507
	Total Municipal Bonds	$42,712,180
	U.S. Government Mortgage-Backed Obligations — 8.8%
1,322,292	FHLMC, Pool #SD8186, 3.500%, 11/1/51	1,193,812
771,331	FHLMC, Pool #W30008, 7.645%, 5/1/25	785,981
560,598	FNMA, Pool #888829, 5.888%, 6/1/37(B)(C)	557,468
531,650	FNMA, Pool #AH8854, 4.500%, 4/1/41	519,604
4,000,000	FNMA, Pool #AM9682, 3.810%, 8/1/45	3,438,420
2,871,355	FNMA, Pool #AN0897, 3.440%, 2/1/32	2,659,335
3,000,000	FNMA, Pool #AN8089, 3.330%, 1/1/38	2,442,078
1,485,080	FNMA, Pool #AS8650, 3.000%, 1/1/47	1,314,652
197,756	FNMA, Pool #AT0924, 2.000%, 3/1/28	180,372
533,313	FNMA, Pool #BC0153, 4.000%, 1/1/46	504,041
3,860,363	FNMA, Pool #BL3622, 2.600%, 8/1/26	3,711,556
3,488,729	FNMA, Pool #BS5630, 3.790%, 11/1/32	3,279,134
3,381,916	FNMA, Pool #CB0455, 2.500%, 5/1/51	2,859,181
1,645,471	FNMA, Pool #FM3442, 3.000%, 6/1/50	1,445,248
8,096,275	FNMA, Pool #FS1887, 3.000%, 5/1/47	7,082,607
4,321,336	FNMA, Pool #MA4269, 2.500%, 2/1/41	3,670,574
1,586,717	FNMA, Pool #MA4416, 3.500%, 9/1/51	1,432,359
5,290,600	FNMA, Pool #MA4709, 5.000%, 7/1/52	5,165,934
	Total U.S. Government Mortgage-Backed Obligations	$42,242,356
	U.S. Treasury Obligations — 7.2%
7,870,000	U.S. Treasury Bond, 1.375%, 11/15/40	5,088,447
4,850,000	U.S. Treasury Bond, 1.875%, 2/15/51	3,211,231
9,227,000	U.S. Treasury Bond, 2.875%, 5/15/52	7,739,146
12,500,000	U.S. Treasury Note, 2.875%, 6/15/25	12,058,594
10,429,000	U.S. Treasury Strip, Principal, 5/15/43(D)	4,449,482
5,379,000	U.S. Treasury Strip, Principal, 5/15/45(D)	2,131,535
	Total U.S. Treasury Obligations	$34,678,435
	Asset-Backed Securities — 4.4%
898,063	321 Henderson Receivables I LLC, Ser 2012-1A, Class A, 144a, 4.210%, 2/16/65	833,250
1,101,490	321 Henderson Receivables I LLC, Ser 2012-2A, Class A, 144a, 3.840%, 10/15/59	999,494
1,591,504	321 Henderson Receivables I LLC, Ser 2015-2A, Class A, 144a, 3.870%, 3/15/58	1,417,069
2,355,322	CF Hippolyta Issuer LLC, Ser 2021-1A, Class A1, 144a, 1.530%, 3/15/61	2,026,658
2,487,854	JG Wentworth XLII LLC, Ser 2018-2A, Class A, 144a, 3.960%, 10/15/75	2,191,888
453,217	JGWPT XXXIV LLC, Ser 2015-1A, Class A, 144a, 3.260%, 9/15/72	386,576
Principal Amount		Market Value
	Asset-Backed Securities — 4.4% (Continued)
$ 4,445,000	Louisiana Local Government Environmental Fac. & Community Development Auth, Ser 2022-ELL, Class A2, 4.145%, 2/1/33	$ 4,218,755
1,000,000	Oklahoma Development Finance Authority, Ser 2022-ONG, Class A1, 3.877%, 5/1/37	955,977
3,993,090	Small Business Administration Participation Certificates, Ser 2021-10B, Class 1, 1.304%, 9/10/31	3,444,979
4,500,254	Small Business Administration Participation Certificates, Ser 2021-25I, Class 1, 1.560%, 9/1/46	3,754,516
765,321	Tesla Auto Lease Trust, Ser 2021-A, Class A2, 144a, 0.360%, 3/20/25	755,150
290,000	Tesla Auto Lease Trust, Ser 2021-B, Class A4, 144a, 0.630%, 9/22/25	269,829
	Total Asset-Backed Securities	$21,254,141
	Commercial Mortgage-Backed Securities — 3.5%
20,887	CD Mortgage Trust, Ser 2006-CD3, Class AJ, 5.688%, 10/15/48	18,261
2,979,161	Citigroup Commercial Mortgage Trust, Ser 2020-555, Class A, 144a, 2.647%, 12/10/41	2,446,813
2,300,000	COMM Mortgage Trust, Ser 2020-SBX, Class A, 144a, 1.670%, 1/10/38	2,016,835
2,440,000	DOLP Trust, Ser 2021-NYC, Class A, 144a, 2.956%, 5/10/41	1,957,656
2,000,000	FREMF Mortgage Trust, Ser 2015-K45, Class B, 144a, 3.734%, 4/25/48	1,919,965
2,500,000	FREMF Mortgage Trust, Ser 2015-K50, Class B, 144a, 3.909%, 10/25/48	2,380,676
245,000	FREMF Mortgage Trust, Ser 2015-K51, Class B, 144a, 4.087%, 10/25/48	234,818
2,623,031	Logistics 1 MI TN VA Senior Notes CTL Pass-Through Trust, 144a, 2.654%, 10/10/42	2,055,671
2,550,000	MKT Mortgage Trust, Ser 2020-525M, Class A, 144a, 2.694%, 2/12/40	2,040,442
2,125,000	SLG Office Trust, Ser 2021-OVA, Class A, 144a, 2.585%, 7/15/41	1,702,565
	Total Commercial Mortgage-Backed Securities	$16,773,702
	Non-Agency Collateralized Mortgage Obligations — 0.1%
478,469	Virginia Housing Development Authority, Ser 2013-B, Class A, 2.750%, 4/25/42	453,198
Shares
	Short-Term Investment Fund — 1.2%
5,796,451	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	5,796,450
	Total Investment Securities—99.1% (Cost $543,304,092)	$478,087,238
	Other Assets in Excess of Liabilities — 0.9%	4,465,510
	Net Assets — 100.0%	$482,552,748
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2022.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Strip Security- Separate trading of Registered Interest and Principal. Holders of a principal strip security are entitled to the portion of the payment representing principal only.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.

Touchstone Impact Bond Fund (Continued)
Portfolio Abbreviations:
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac Multifamily Securitization
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
GNMA – Government National Mortgage Association
HFA – Housing Finance Authority/Agency
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
REIT – Real Estate Investment Trust
UTGO – Unlimited Tax General Obligation
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $70,535,213 or 14.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$142,578,600	$—	$142,578,600
U.S. Government Agency Obligations	—	107,277,290	—	107,277,290
Agency Collateralized Mortgage Obligations	—	64,320,886	—	64,320,886
Municipal Bonds	—	42,712,180	—	42,712,180
U.S. Government Mortgage-Backed Obligations	—	42,242,356	—	42,242,356
U.S. Treasury Obligations	—	34,678,435	—	34,678,435
Asset-Backed Securities	—	21,254,141	—	21,254,141
Commercial Mortgage-Backed Securities	—	16,773,702	—	16,773,702
Non-Agency Collateralized Mortgage Obligations	—	453,198	—	453,198
Short-Term Investment Fund	5,796,450	—	—	5,796,450
Total	$5,796,450	$472,290,788	$—	$478,087,238
Measurements Using Unobservable Inputs (Level 3)
Assets	Corporate Bonds
Beginning balance, September 30, 2021	$2,330,817
Transfer out of Level 3	(2,330,817)
Change in unrealized appreciation (depreciation)	—
Ending balance, September 30, 2022	$—
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2022	$—
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone International ESG Equity Fund – September 30, 2022
Shares		Market Value
	Common Stocks — 96.1%
	Japan — 18.0%
	Communication Services — 2.7%
19,000	Nintendo Co. Ltd.	$ 766,352
	Consumer Discretionary — 8.4%
12,800	Denso Corp.	585,257
100,400	Panasonic Corp.	705,013
16,700	Sony Group Corp.	1,075,721
	Industrials — 4.6%
22,500	Hitachi Ltd.	957,512
23,400	Kubota Corp.	325,187
	Information Technology — 2.3%
2,600	Tokyo Electron Ltd.	640,627
	Total Japan	5,055,669
	France — 14.5%
	Energy — 5.1%
30,984	TotalEnergies SE ADR	1,441,376
	Industrials — 5.8%
20,440	Cie de Saint-Gobain	730,845
7,870	Schneider Electric SE	888,922
	Materials — 3.6%
8,862	Air Liquide SA	1,012,919
	Total France	4,074,062
	United Kingdom — 11.0%
	Financials — 6.3%
2,340,950	Lloyds Banking Group PLC	1,058,082
8,483	London Stock Exchange Group PLC	716,380
	Industrials — 4.7%
12,140	Ashtead Group PLC	545,205
32,111	RELX PLC	784,657
	Total United Kingdom	3,104,324
	Sweden — 8.9%
	Financials — 6.0%
94,978	Svenska Handelsbanken AB - Class A	779,674
68,971	Swedbank AB - Class A	905,297
	Industrials — 2.9%
56,584	Epiroc AB - Class A	809,462
	Total Sweden	2,494,433
	South Korea — 7.5%
	Communication Services — 4.2%
30,719	KT Corp. ADR	375,386
31,636	KT Corp.	795,250
	Financials — 2.6%
24,260	KB Financial Group, Inc.	732,617
	Information Technology — 0.7%
536	Samsung SDI Co. Ltd.	201,613
	Total South Korea	2,104,866
	Singapore — 6.2%
	Financials — 3.9%
134,600	Oversea-Chinese Banking Corp. Ltd.	1,102,897
	Real Estate — 2.3%
494,300	CapitaLand Integrated Commercial Trust REIT	657,510
	Total Singapore	1,760,407
Shares		Market Value

	Switzerland — 5.6%
	Health Care — 3.1%
2,663	Roche Holding AG	$ 866,894
	Industrials — 2.5%
28,210	ABB Ltd. ADR†	723,868
	Total Switzerland	1,590,762
	India — 4.7%
	Financials — 4.7%
62,901	ICICI Bank Ltd. ADR	1,319,034
	China — 4.2%
	Communication Services — 2.2%
18,500	Tencent Holdings Ltd.	624,862
	Consumer Discretionary — 2.0%
6,972	Alibaba Group Holding Ltd. ADR*	557,690
	Total China	1,182,552
	Canada — 4.0%
	Financials — 4.0%
7,935	Intact Financial Corp.	1,122,969
	Taiwan — 3.5%
	Information Technology — 3.5%
14,517	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	995,286
	Germany — 2.9%
	Industrials — 2.9%
26,880	Deutsche Post AG	810,154
	Thailand — 2.0%
	Industrials — 2.0%
289,800	Airports of Thailand PCL*	555,083
	Netherlands — 1.9%
	Health Care — 1.9%
33,878	Koninklijke Philips NV	521,603
	Denmark — 1.2%
	Industrials — 1.2%
18,715	Vestas Wind Systems A/S	344,597
	Total Common Stocks	$27,035,801
	Preferred Stocks — 2.6%
	Germany — 2.6%
	Consumer Discretionary — 2.6%
6,043	Volkswagen AG, 5.796%(A)	738,406
	Short-Term Investment Funds — 3.9%
361,606	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	361,606
738,513	Invesco Government & Agency Portfolio, Institutional Class, 2.88%∞Ω**	738,513
	Total Short-Term Investment Funds	$1,100,119
	Total Investment Securities — 102.6% (Cost $33,628,554)	$28,874,326
	Liabilities in Excess of Other Assets — (2.6)%	(719,560)
	Net Assets — 100.0%	$28,154,766
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2022 was $715,914.

Touchstone International ESG Equity Fund (Continued)
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PCL – Public Company Limited
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$5,055,669	$—	$5,055,669
France	1,441,376	2,632,686	—	4,074,062
United Kingdom	—	3,104,324	—	3,104,324
Sweden	—	2,494,433	—	2,494,433
South Korea	375,386	1,729,480	—	2,104,866
Singapore	—	1,760,407	—	1,760,407
Switzerland	723,868	866,894	—	1,590,762
India	1,319,034	—	—	1,319,034
China	557,690	624,862	—	1,182,552
Canada	1,122,969	—	—	1,122,969
Taiwan	995,286	—	—	995,286
Germany	—	810,154	—	810,154
Thailand	—	555,083	—	555,083
Netherlands	—	521,603	—	521,603
Denmark	—	344,597	—	344,597
Preferred Stocks	—	738,406	—	738,406
Short-Term Investment Funds	1,100,119	—	—	1,100,119
Total	$7,635,728	$21,238,598	$—	$28,874,326
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Fund – September 30, 2022
Shares		Market Value
	Common Stocks — 98.8%
	Industrials — 26.2%
3,244,013	AerCap Holdings N.V. (Ireland)*	$ 137,319,070
2,408,795	Allison Transmission Holdings, Inc.	81,320,919
1,694,223	Armstrong World Industries, Inc.	134,233,288
1,658,474	Copart, Inc. *	176,461,634
654,897	Lennox International, Inc.	145,825,915
530,465	Old Dominion Freight Line, Inc.	131,963,778
2,114,945	Otis Worldwide Corp.	134,933,491
645,439	UniFirst Corp.	108,582,203
		1,050,640,298
	Information Technology — 16.7%
1,498,687	Amphenol Corp. - Class A	100,352,082
1,785,831	Black Knight, Inc.*	115,596,841
1,127,593	Citrix Systems, Inc.	117,269,672
2,289,768	Entegris, Inc.	190,096,539
1,699,946	Skyworks Solutions, Inc.	144,954,395
		668,269,529
	Consumer Discretionary — 12.8%
1,499,657	CarMax, Inc.*	99,007,355
601,954	Churchill Downs, Inc.	110,849,829
1,260,682	Dollar Tree, Inc.*	171,578,820
1,934,168	Hasbro, Inc.	130,401,607
		511,837,611
	Financials — 12.1%
198,428	Alleghany Corp.*	166,554,510
774,151	Cincinnati Financial Corp.	69,340,705
919,635	M&T Bank Corp.	162,150,043
2,571,891	Moelis & Co. - Class A	86,955,635
		485,000,893
	Consumer Staples — 12.0%
2,227,047	BellRing Brands, Inc.*	45,899,439
1,372,295	Brown-Forman Corp. - Class B	91,353,678
2,568,540	Lamb Weston Holdings, Inc.	198,753,625
1,756,735	Post Holdings, Inc.*	143,894,164
		479,900,906
	Materials — 10.8%
1,044,593	AptarGroup, Inc.	99,267,673
1,534,865	Ball Corp.	74,164,677
308,612	NewMarket Corp.	92,839,748
1,066,065	Vulcan Materials Co.	168,129,111
		434,401,209
Shares		Market Value

	Health Care — 5.5%
2,255,178	Perrigo Co. PLC	$ 80,419,648
849,650	STERIS PLC	141,279,802
		221,699,450
	Real Estate — 2.7%
3,465,290	STORE Capital Corp. REIT	108,567,536
	Total Common Stocks	$3,960,317,432
	Short-Term Investment Fund — 1.3%
49,226,916	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	49,226,916
	Total Investment Securities—100.1% (Cost $3,800,697,083)	$4,009,544,348
	Liabilities in Excess of Other Assets — (0.1%)	(2,252,867)
	Net Assets — 100.0%	$4,007,291,481
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,843,047,760	$117,269,672	$—	$3,960,317,432
Short-Term Investment Fund	49,226,916	—	—	49,226,916
Total	$3,892,274,676	$117,269,672	$—	$4,009,544,348
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Value Fund – September 30, 2022
Shares		Market Value
	Common Stocks — 99.1%
	Financials — 18.2%
242,948	American International Group, Inc.	$ 11,535,171
67,366	Ameriprise Financial, Inc.	16,972,864
361,940	Arch Capital Group Ltd.*	16,482,748
914,248	Chimera Investment Corp. REIT	4,772,375
108,267	Pinnacle Financial Partners, Inc.	8,780,454
150,620	Progressive Corp. (The)	17,503,550
142,150	Reinsurance Group of America, Inc.	17,883,891
87,014	Signature Bank	13,139,114
63,265	The Allstate Corp.	7,878,390
182,796	Webster Financial Corp.	8,262,379
229,765	Western Alliance Bancorp	15,104,751
		138,315,687
	Industrials — 14.8%
180,042	AerCap Holdings N.V. (Ireland)*	7,621,178
163,554	Clean Harbors, Inc. *	17,987,669
113,429	Dover Corp.	13,223,553
178,489	Hexcel Corp.	9,231,451
25,964	Huntington Ingalls Industries, Inc.	5,751,026
85,109	Leidos Holdings, Inc.	7,444,484
33,182	Parker-Hannifin Corp.	8,040,330
159,693	Regal Rexnord Corp.	22,414,510
53,482	Snap-on, Inc.	10,768,601
129,017	Westinghouse Air Brake Technologies Corp.	10,495,533
		112,978,335
	Consumer Staples — 11.1%
47,015	Casey's General Stores, Inc.	9,521,478
51,025	Constellation Brands, Inc. - Class A	11,719,422
269,272	Darling Ingredients, Inc.*	17,812,343
168,765	Hain Celestial Group, Inc. (The)*	2,848,753
199,140	Ingredion, Inc.	16,034,753
158,741	Lamb Weston Holdings, Inc.	12,283,378
346,602	TreeHouse Foods, Inc.*	14,702,857
		84,922,984
	Utilities — 10.2%
532,996	CenterPoint Energy, Inc.	15,019,828
104,685	DTE Energy Co.	12,044,009
121,243	Entergy Corp.	12,200,683
207,110	Evergy, Inc.	12,302,334
483,990	NiSource, Inc.	12,191,708
153,202	WEC Energy Group, Inc.	13,700,855
		77,459,417
	Health Care — 9.1%
89,019	AmerisourceBergen Corp.	12,046,941
221,667	Centene Corp.*	17,247,909
269,128	Encompass Health Corp.	12,172,660
266,154	Envista Holdings Corp.*	8,732,513
51,877	Laboratory Corp. of America Holdings	10,624,928
85,159	Zimmer Biomet Holdings, Inc.	8,903,374
		69,728,325
	Consumer Discretionary — 8.5%
2,954	AutoZone, Inc.*	6,327,261
294,023	BorgWarner, Inc.	9,232,322
80,448	Carter's, Inc.	5,271,757
114,281	Columbia Sportswear Co.	7,691,111
101,377	Dollar Tree, Inc.*	13,797,410
128,667	Hasbro, Inc.	8,674,729
294,023	LKQ Corp.	13,863,185
		64,857,775
Shares		Market Value

	Materials — 8.4%
446,949	Axalta Coating Systems Ltd. *	$ 9,412,746
221,043	Berry Global Group, Inc.*	10,285,131
145,257	FMC Corp.	15,353,665
63,583	International Flavors & Fragrances, Inc.	5,775,244
396,348	Livent Corp.*	12,148,066
57,291	Scotts Miracle-Gro Co. (The)	2,449,190
345,253	Valvoline, Inc.	8,748,711
		64,172,753
	Energy — 7.1%
400,485	ChampionX Corp.	7,837,492
637,167	Coterra Energy, Inc.	16,642,802
90,472	Pioneer Natural Resources	19,589,902
92,378	Valero Energy Corp.	9,870,589
		53,940,785
	Information Technology — 6.7%
136,836	Akamai Technologies, Inc.*	10,990,667
81,405	F5 Networks, Inc.*	11,781,746
110,622	Global Payments, Inc.	11,952,707
80,448	PTC, Inc.*	8,414,861
99,244	Qorvo, Inc.*	7,880,966
		51,020,947
	Real Estate — 5.0%
83,605	Alexandria Real Estate Equities, Inc. REIT	11,720,585
73,581	Boston Properties, Inc. REIT	5,516,367
53,231	Digital Realty Trust, Inc. REIT	5,279,451
38,495	Essex Property Trust, Inc. REIT	9,324,644
388,856	Host Hotels & Resorts, Inc. REIT	6,175,033
		38,016,080
	Total Common Stocks	$755,413,088
	Short-Term Investment Fund — 1.3%
9,751,474	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	9,751,474
	Total Investment Securities—100.4% (Cost $655,134,963)	$765,164,562
	Liabilities in Excess of Other Assets — (0.4%)	(3,260,071)
	Net Assets — 100.0%	$761,904,491
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$755,413,088	$—	$—	$755,413,088
Short-Term Investment Fund	9,751,474	—	—	9,751,474
Total	$765,164,562	$—	$—	$765,164,562
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital Select Growth Fund – September 30, 2022
Shares		Market Value
	Common Stocks — 98.6%
	Information Technology — 45.7%
594,214	Atlassian Corp. PLC - Class A*	$ 125,135,526
1,834,810	Block, Inc.*	100,896,202
1,361,366	Cloudflare, Inc. - Class A*	75,297,153
576,479	Datadog, Inc.*	51,179,806
247,759	Intuit, Inc.	95,962,016
167,030	Lam Research Corp.	61,132,980
317,673	NVIDIA Corp.	38,562,325
448,708	ServiceNow, Inc.*	169,436,628
1,941,588	Shopify, Inc. (Canada) - Class A*	52,306,381
496,402	Snowflake, Inc. - Class A*	84,368,484
1,024,526	Visa, Inc. - Class A	182,007,044
		1,036,284,545
	Communication Services — 15.9%
98,442	Charter Communications, Inc. - Class A*	29,862,381
1,312,009	Match Group, Inc.*	62,648,430
298,373	Meta Platforms, Inc. - Class A*	40,483,249
371,128	Netflix, Inc.*	87,378,376
1,577,850	Sea Ltd. (Taiwan) ADR*	88,438,492
2,208,489	Warner Music Group Corp. - Class A	51,259,030
		360,069,958
	Consumer Discretionary — 14.4%
477,715	Airbnb, Inc. - Class A*	50,179,183
1,659,905	Amazon.com, Inc.*	187,569,265
703,516	DoorDash, Inc. - Class A*	34,788,866
786,449	Floor & Decor Holdings, Inc. - Class A*	55,255,907
		327,793,221
	Health Care — 14.0%
685,432	10X Genomics, Inc. - Class A*	19,521,103
179,855	Align Technology, Inc.*	37,249,769
1,771,331	DexCom, Inc.*	142,662,999
779,996	Edwards Lifesciences Corp.*	64,451,070
488,356	Sarepta Therapeutics, Inc.*	53,982,872
		317,867,813
Shares		Market Value

	Industrials — 8.6%
1,593,545	CoStar Group, Inc.*	$ 110,990,409
3,140,390	Uber Technologies, Inc.*	83,220,335
		194,210,744
	Total Common Stocks	$2,236,226,281
	Short-Term Investment Fund — 1.0%
22,434,313	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	22,434,313
	Total Investment Securities—99.6% (Cost $2,088,344,020)	$2,258,660,594
	Other Assets in Excess of Liabilities — 0.4%	8,513,266
	Net Assets — 100.0%	$2,267,173,860
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,236,226,281	$—	$—	$2,236,226,281
Short-Term Investment Fund	22,434,313	—	—	22,434,313
Total	$2,258,660,594	$—	$—	$2,258,660,594
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Cap Fund – September 30, 2022
Shares		Market Value
	Common Stocks — 94.9%
	Industrials — 23.9%
34,305	Armstrong World Industries, Inc.	$ 2,717,985
97,016	Evoqua Water Technologies Corp.*	3,208,319
72,482	IAA, Inc.*	2,308,552
32,679	Landstar System, Inc.	4,717,867
52,947	Masonite International Corp. *	3,774,591
46,417	Matson, Inc.	2,855,574
12,195	UniFirst Corp.	2,051,565
		21,634,453
	Consumer Discretionary — 18.3%
62,645	Acushnet Holdings Corp.	2,724,431
3,684	Graham Holdings Co. - Class B	1,981,918
40,394	Malibu Boats, Inc. - Class A*	1,938,508
11,970	Murphy USA, Inc.	3,290,673
23,619	Penske Automotive Group, Inc.	2,324,818
176,710	Tempur Sealy International, Inc.	4,265,780
		16,526,128
	Financials — 16.0%
70,012	Atlantic Union Bankshares Corp.	2,126,965
89,259	Cannae Holdings, Inc.*	1,844,091
22,412	Hanover Insurance Group, Inc. (The)	2,871,874
82,224	Moelis & Co. - Class A	2,779,993
3,725	White Mountains Insurance Group Ltd.†	4,853,749
		14,476,672
	Information Technology — 12.7%
86,729	ACI Worldwide, Inc.*	1,812,636
82,722	CTS Corp.	3,445,371
29,385	Qualys, Inc.*	4,095,975
127,023	Vontier Corp.	2,122,555
		11,476,537
	Materials — 7.3%
53,469	Ingevity Corp.*	3,241,825
10,014	NewMarket Corp.	3,012,512
41,531	Tredegar Corp.	392,053
		6,646,390
	Real Estate — 6.9%
121,050	Alexander & Baldwin, Inc. REIT	2,007,009
127,466	Essential Properties Realty Trust, Inc. REIT	2,479,214
39,556	First Industrial Realty Trust, Inc. REIT	1,772,504
		6,258,727
	Consumer Staples — 5.0%
18,832	Lancaster Colony Corp.	2,830,073
28,962	PriceSmart, Inc.	1,667,922
		4,497,995
Shares		Market Value

	Health Care — 3.9%
24,781	Haemonetics Corp.*	$ 1,834,537
32,936	LivaNova PLC*	1,672,161
		3,506,698
	Energy — 0.9%
42,842	Dril-Quip, Inc. *	836,276
	Total Common Stocks	$85,859,876
	Short-Term Investment Funds — 7.8%
4,585,720	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	4,585,720
2,475,674	Invesco Government & Agency Portfolio, Institutional Class, 2.88%∞Ω**	2,475,674
	Total Short-Term Investment Funds	$7,061,394
	Total Investment Securities—102.7% (Cost $85,623,269)	$92,921,270
	Liabilities in Excess of Other Assets — (2.7%)	(2,418,548)
	Net Assets — 100.0%	$90,502,722
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2022 was $2,453,587.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$85,859,876	$—	$—	$85,859,876
Short-Term Investment Funds	7,061,394	—	—	7,061,394
Total	$92,921,270	$—	$—	$92,921,270
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Cap Value Fund – September 30, 2022
Shares		Market Value
	Common Stocks — 98.0%
	Industrials — 24.2%
23,463	Altra Industrial Motion Corp.	$ 788,826
26,861	AZEK Co., Inc. (The)*	446,430
17,379	BWX Technologies, Inc.	875,380
3,540	CACI International, Inc. - Class A*	924,152
19,706	CIRCOR International, Inc. *	324,952
11,576	Clean Harbors, Inc. *	1,273,128
6,531	EMCOR Group, Inc.	754,200
18,010	Enerpac Tool Group Corp.	321,118
9,317	EnPro Industries, Inc.	791,759
43,812	Gates Industrial Corp. PLC*	427,605
28,165	Harsco Corp.*	105,337
11,751	Hexcel Corp.	607,762
7,805	Hillenbrand, Inc.	286,600
24,302	Huron Consulting Group, Inc.*	1,610,007
13,327	ITT, Inc.	870,786
19,201	Kelly Services, Inc. - Class A	260,942
14,964	Korn/Ferry International	702,560
8,778	Masonite International Corp. *	625,784
11,826	Regal Rexnord Corp.	1,659,897
7,918	Standex International Corp.	646,505
3,521	Valmont Industries, Inc.	945,811
		15,249,541
	Financials — 19.5%
31,925	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	1,036,285
35,781	BankUnited, Inc.	1,222,637
94,229	Chimera Investment Corp. REIT	491,876
39,408	First Interstate BancSystem, Inc. - Class A	1,590,113
52,078	MGIC Investment Corp.	667,640
26,365	NMI Holdings, Inc. - Class A*	537,055
24,009	PacWest Bancorp	542,603
14,376	Pinnacle Financial Partners, Inc.	1,165,894
5,234	Primerica, Inc.	646,137
70,007	Umpqua Holdings Corp.	1,196,420
24,288	Univest Financial Corp.	570,282
18,832	Western Alliance Bancorp	1,238,016
16,578	Wintrust Financial Corp.	1,351,936
		12,256,894
	Information Technology — 8.6%
10,775	Belden, Inc.	646,715
5,454	ExlService Holdings, Inc.*	803,701
75,543	Harmonic, Inc.*	987,347
11,068	Lumentum Holdings, Inc.*	758,933
7,816	MACOM Technology Solutions Holdings, Inc.*	404,791
21,516	National Instruments Corp.	812,014
74,492	Viavi Solutions, Inc.*	972,121
		5,385,622
	Health Care — 8.2%
7,424	Amedisys, Inc.*	718,569
21,582	Encompass Health Corp.	976,154
21,996	Envista Holdings Corp.*	721,689
19,080	Integra LifeSciences Holdings Corp.*	808,229
12,202	NuVasive, Inc.*	534,570
28,092	Prestige Consumer Healthcare, Inc.*	1,399,824
		5,159,035
	Materials — 7.9%
24,139	Axalta Coating Systems Ltd. *	508,367
7,030	Cabot Corp.	449,147
10,229	Ingevity Corp.*	620,184
5,201	Innospec, Inc.	445,570
Shares		Market Value

	Materials — (Continued)
34,113	Livent Corp.*	$ 1,045,563
70,888	O-I Glass, Inc.*	918,000
8,168	Silgan Holdings, Inc.	343,383
24,713	Valvoline, Inc.	626,227
		4,956,441
	Consumer Staples — 7.8%
13,244	Hain Celestial Group, Inc. (The)*	223,559
40,880	Hostess Brands, Inc.*	950,051
12,365	Ingredion, Inc.	995,630
3,811	Lancaster Colony Corp.	572,717
5,695	MGP Ingredients, Inc.	604,581
10,623	Performance Food Group Co.*	456,258
25,772	TreeHouse Foods, Inc.*	1,093,248
		4,896,044
	Consumer Discretionary — 6.9%
38,300	American Eagle Outfitters, Inc.†	372,659
3,719	Carter's, Inc.	243,706
5,739	Dorman Products, Inc.*	471,287
38,349	Goodyear Tire & Rubber Co. (The)*	386,941
3,868	Murphy USA, Inc.	1,063,352
3,696	Oxford Industries, Inc.	331,827
11,767	Steven Madden Ltd.	313,826
27,931	Topgolf Callaway Brands Corp.*	537,951
19,402	Urban Outfitters, Inc.*	381,249
7,469	YETI Holdings, Inc.*	213,016
		4,315,814
	Utilities — 5.1%
10,193	Black Hills Corp.	690,372
8,204	IDACORP, Inc.	812,278
28,163	Portland General Electric Co.	1,223,964
7,412	Spire, Inc.	461,990
		3,188,604
	Real Estate — 4.7%
27,894	Corporate Office Properties Trust REIT	647,978
20,047	National Storage Affiliates Trust REIT	833,554
67,186	Newmark Group, Inc. - Class A	541,519
32,428	STAG Industrial, Inc. REIT	921,928
		2,944,979
	Energy — 4.4%
17,114	Cactus, Inc. - Class A	657,691
29,902	ChampionX Corp.	585,182
11,947	Helmerich & Payne, Inc.	441,680
16,573	PDC Energy, Inc.	957,754
21,502	Select Energy Services, Inc. - Class A*	149,869
		2,792,176
	Communication Services — 0.7%
20,299	TEGNA, Inc.	419,783
	Total Common Stocks	$61,564,933
	Exchange-Traded Fund — 1.0%
4,868	iShares Russell 2000 Value ETF	627,631

Touchstone Small Cap Value Fund (Continued)
Shares		Market Value
	Short-Term Investment Funds — 1.1%
692,011	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	$ 692,011
666	Invesco Government & Agency Portfolio, Institutional Class, 2.88%∞Ω**	666
	Total Short-Term Investment Funds	$692,677
	Total Investment Securities—100.1% (Cost $54,949,768)	$62,885,241
	Liabilities in Excess of Other Assets — (0.1%)	(34,253)
	Net Assets — 100.0%	$62,850,988
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2022 was $632.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
ETF – Exchange-Traded Fund
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$61,564,933	$—	$—	$61,564,933
Exchange-Traded Fund	627,631	—	—	627,631
Short-Term Investment Funds	692,677	—	—	692,677
Total	$62,885,241	$—	$—	$62,885,241
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2022
Principal Amount		Market Value
	Asset-Backed Securities — 37.7%
$ 2,674,784	ACC Auto Trust, Ser 2021-A, Class A, 144a, 1.080%, 4/15/27	$ 2,631,365
26,874	Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificate, Ser 2005-4, Class M1, (1M LIBOR +0.675%), 3.759%, 10/25/35(A)	26,847
7,000,000	AGL Static CLO 18 Ltd. (Cayman Islands), Ser 2022-18A, Class A1, 144a, (TSFR3M +1.320%), 2.438%, 4/21/31(A)	6,887,993
9,500,000	American Credit Acceptance Receivables Trust, Ser 2018-4, Class E, 144a, 5.380%, 1/13/25	9,505,956
3,123,021	American Credit Acceptance Receivables Trust, Ser 2019-1, Class D, 144a, 3.810%, 4/14/25	3,122,289
659,218	American Credit Acceptance Receivables Trust, Ser 2020-1, Class C, 144a, 2.190%, 3/13/26	658,763
8,250,000	Anchorage Capital CLO Ltd. (Cayman Islands), Ser 2013-1A, Class A1R, 144a, (3M LIBOR +1.250%), 3.705%, 10/13/30(A)	8,089,323
5,544,619	Ares XL CLO Ltd. (Cayman Islands), Ser 2016-40A, Class A1RR, 144a, (3M LIBOR +0.870%), 3.382%, 1/15/29(A)	5,445,221
4,242,158	Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Ser 2006-HE3, Class A5, (1M LIBOR +0.540%), 2.897%, 3/25/36(A)	4,081,329
1,507,928	Avid Automobile Receivables Trust, Ser 2021-1, Class A, 144a, 0.610%, 1/15/25	1,497,732
3,750,000	Barings CLO Ltd. (Cayman Islands), Ser 2013-IA, Class BR, 144a, (3M LIBOR +1.250%), 3.960%, 1/20/28(A)	3,637,961
6,048,000	BDS Ltd. (Cayman Islands), Ser 2020-FL5, Class B, 144a, (SOFR30A +1.914%), 4.933%, 2/16/37(A)	5,926,877
349,712	Bear Stearns Asset Backed Securities Trust, Ser 2006-SD2, Class M1, (1M LIBOR +0.825%), 3.909%, 6/25/36(A)	349,056
6,258,969	Black Diamond CLO Ltd. (Cayman Islands), Ser 2017-1A, Class A1AR, 144a, (3M LIBOR +1.050%), 3.833%, 4/24/29(A)	6,151,640
126,482	BSPRT Issuer Ltd. (Cayman Islands), Ser 2019-FL5, Class A, 144a, (1M LIBOR +1.150%), 3.968%, 5/15/29(A)	126,053
276,369	CarNow Auto Receivables Trust, Ser 2021-2A, Class A, 144a, 0.730%, 9/15/23	276,216
1,975,000	CarNow Auto Receivables Trust, Ser 2021-2A, Class B, 144a, 1.300%, 1/15/26	1,930,751
2,927,044	CIFC Funding Ltd. (Cayman Islands), Ser 2012-2RA, Class A1, 144a, (3M LIBOR +0.800%), 3.510%, 1/20/28(A)	2,888,430
1,512,641	Conn's Receivables Funding LLC, Ser 2021-A, Class A, 144a, 1.050%, 5/15/26	1,505,764
331,960	CPS Auto Receivables Trust, Ser 2018-C, Class D, 144a, 4.400%, 6/17/24	332,033
4,337,313	CPS Auto Receivables Trust, Ser 2019-A, Class D, 144a, 4.350%, 12/16/24	4,338,150
1,403,919	Crossroads Asset Trust, Ser 2021-A, Class A2, 144a, 0.820%, 3/20/24	1,389,277
10,750,000	Dewolf Park CLO Ltd. (Cayman Islands), Ser 2017-1A, Class AR, 144a, (3M LIBOR +0.920%), 3.432%, 10/15/30(A)	10,475,047
2,422,483	DT Auto Owner Trust, Ser 2018-3A, Class D, 144a, 4.190%, 7/15/24	2,423,289
5,620,000	DT Auto Owner Trust, Ser 2019-1A, Class E, 144a, 4.940%, 2/17/26	5,620,308
5,854,655	DT Auto Owner Trust, Ser 2020-1A, Class C, 144a, 2.290%, 11/17/25	5,824,774
Principal Amount		Market Value
	Asset-Backed Securities — 37.7% (Continued)
$ 172,335	DT Auto Owner Trust, Ser 2021-1A, Class A, 144a, 0.350%, 1/15/25	$ 172,073
1,668,743	Elara HGV Timeshare Issuer LLC, Ser 2016-A, Class A, 144a, 2.730%, 4/25/28	1,640,618
1,025,769	Exeter Automobile Receivables Trust, Ser 2018-2A, Class D, 144a, 4.040%, 3/15/24	1,024,293
6,450,000	Exeter Automobile Receivables Trust, Ser 2018-4A, Class E, 144a, 5.380%, 7/15/25	6,446,213
1,096,332	Exeter Automobile Receivables Trust, Ser 2019-1A, Class D, 144a, 4.130%, 12/16/24	1,095,982
899,967	Exeter Automobile Receivables Trust, Ser 2020-1A, Class C, 144a, 2.490%, 1/15/25	898,982
7,200,000	Exeter Automobile Receivables Trust, Ser 2021-3A, Class B, 0.690%, 1/15/26	7,062,021
3,445,793	FCI Funding LLC, Ser 2021-1A, Class A, 144a, 1.130%, 4/15/33	3,341,877
4,265,775	Flagship Credit Auto Trust, Ser 2019-1, Class C, 144a, 3.600%, 2/18/25	4,263,137
2,760,977	FNA VI LLC, Ser 2021-1A, Class A, 144a, 1.350%, 1/10/32	2,524,265
133,501	FNMA REMIC Trust, Ser 2001-W4, Class AF5, 5.614%, 2/25/32(A)(B)	135,395
588,961	GLS Auto Receivables Issuer Trust, Ser 2019-4A, Class B, 144a, 2.780%, 9/16/24	588,365
2,600,000	GLS Auto Receivables Issuer Trust, Ser 2020-4A, Class C, 144a, 1.140%, 11/17/25	2,546,869
5,025,161	LAD Auto Receivables Trust, Ser 2021-1A, Class A, 144a, 1.300%, 8/17/26	4,844,872
3,358,776	Madison Park Funding XI Ltd. (Cayman Islands), Ser 2013-11A, Class AR2, 144a, (3M LIBOR +0.900%), 3.683%, 7/23/29(A)	3,297,569
2,506,926	Magnetite XVI Ltd. (Cayman Islands), Ser 2015-16A, Class AR, 144a, (3M LIBOR +0.800%), 3.540%, 1/18/28(A)	2,471,977
5,195,601	MF1 Ltd. (Cayman Islands), Ser 2020-FL4, Class A, 144a, (SOFR30A +1.814%), 4.660%, 11/15/35(A)	5,170,660
4,000,000	MF1 Ltd. (Cayman Islands), Ser 2020-FL4, Class AS, 144a, (SOFR30A +2.214%), 5.060%, 11/15/35(A)	3,964,626
10,219,000	MF1 Ltd. (Cayman Islands), Ser 2020-FL4, Class C, 144a, (SOFR30A +3.714%), 6.560%, 11/15/35(A)	10,024,307
5,353,267	Monroe Capital Mml CLO Ltd. (Cayman Islands), Ser 2017-1A, Class AR, 144a, (3M LIBOR +1.300%), 4.059%, 4/22/29(A)	5,267,433
6,250,000	Neuberger Berman CLO XV (Cayman Islands), Ser 2013-15A, Class A1R2, 144a, (3M LIBOR +0.920%), 3.432%, 10/15/29(A)	6,125,362
1,705,011	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2020-1A, Class A1, 144a, (3M LIBOR +1.025%), 3.784%, 2/20/28(A)	1,684,682
9,139,777	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-4A, Class A1, 144a, (3M LIBOR +0.800%), 3.312%, 10/15/29(A)	8,934,205
2,927,098	Peaks CLO 1 Ltd. (Cayman Islands), Ser 2014-1A, Class A2R, 144a, (3M LIBOR +1.410%), 4.193%, 7/25/30(A)	2,850,701
1,937,127	Prestige Auto Receivables Trust, Ser 2018-1A, Class D, 144a, 4.140%, 10/15/24	1,933,347
9,020,000	Prestige Auto Receivables Trust, Ser 2019-1A, Class D, 144a, 3.010%, 8/15/25	8,933,612
1,640,000	Prestige Auto Receivables Trust, Ser 2020-1A, Class D, 144a, 1.620%, 11/16/26	1,601,350
9,700,000	Progress Residential Trust, Ser 2019-SFR3, Class B, 144a, 2.571%, 9/17/36	9,197,630

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 37.7% (Continued)
$ 756,338	RAMP Series Trust, Ser 2005-RS6, Class M4, (1M LIBOR +0.975%), 4.059%, 6/25/35(A)	$ 753,453
294,955	RAMP Trust, Ser 2005-RS5, Class M4, (1M LIBOR +0.640%), 4.044%, 5/25/35(A)	294,709
2,381,647	Sierra Timeshare Receivables Funding LLC, Ser 2018-2A, Class B, 144a, 3.650%, 6/20/35	2,341,128
351,750	Sierra Timeshare Receivables Funding LLC, Ser 2019-1A, Class B, 144a, 3.420%, 1/20/36	340,520
670,246	Symphony CLO XIV Ltd. (Cayman Islands), Ser 2014-14A, Class AR, 144a, (3M LIBOR +0.950%), 3.433%, 7/14/26(A)	668,345
8,036,070	Symphony Static CLO I Ltd. (Cayman Islands), Ser 2021-1A, Class A, 144a, (3M LIBOR +0.830%), 3.613%, 10/25/29(A)	7,834,220
6,406,625	TICP CLO III-2 Ltd. (Cayman Islands), Ser 2018-3R, Class A, 144a, (3M LIBOR +0.840%), 3.550%, 4/20/28(A)	6,340,745
3,792,769	Towd Point Mortgage Trust, Ser 2015-5, Class M1, 144a, 3.500%, 5/25/55(A)(B)	3,755,814
2,306,245	Towd Point Mortgage Trust, Ser 2017-1, Class A1, 144a, 2.750%, 10/25/56(A)(B)	2,271,449
5,063,210	Towd Point Mortgage Trust, Ser 2017-5, Class A1, 144a, (1M LIBOR +0.600%), 3.684%, 2/25/57(A)	5,007,380
2,494,259	Towd Point Mortgage Trust, Ser 2019-HY1, Class A1, 144a, (1M LIBOR +1.000%), 4.084%, 10/25/48(A)	2,460,101
1,344,680	Towd Point Mortgage Trust, Ser 2019-MH1, Class A1, 144a, 3.000%, 11/25/58(A)(B)	1,318,160
4,728,930	Tricon American Homes Trust, Ser 2017-SFR2, Class A, 144a, 2.928%, 1/17/36	4,617,033
3,800,000	Tricon American Homes Trust, Ser 2017-SFR2, Class D, 144a, 3.672%, 1/17/36	3,691,423
6,000,000	United Auto Credit Securitization Trust, Ser 2022-1, Class B, 144a, 2.100%, 3/10/25	5,853,226
8,200,000	Westlake Automobile Receivables Trust, Ser 2019-1A, Class E, 144a, 4.490%, 7/15/24	8,204,430
6,464,811	Westlake Automobile Receivables Trust, Ser 2019-2A, Class D, 144a, 3.200%, 11/15/24	6,452,141
	Total Asset-Backed Securities	$265,389,144
	Commercial Mortgage-Backed Securities — 20.1%
216,714	AREIT Trust, Ser 2019-CRE3, Class A, 144a, (SOFR30A +1.384%), 4.306%, 9/14/36(A)	214,655
10,793,000	AREIT Trust, Ser 2020-CRE4, Class C, 144a, (SOFR30A +3.222%), 5.507%, 4/15/37(A)	10,671,638
4,800,000	Austin Fairmont Hotel Trust, Ser 2019-FAIR, Class C, 144a, (1M LIBOR +1.450%), 4.268%, 9/15/32(A)	4,594,857
8,145,000	BHMS, Ser 2018-ATLS, Class A, 144a, (1M LIBOR +1.250%), 4.068%, 7/15/35(A)	7,864,249
977,000	BPR Trust, Ser 2021-KEN, Class A, 144a, (1M LIBOR +1.250%), 4.068%, 2/15/29(A)	948,102
8,900,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (1M LIBOR +1.950%), 4.768%, 2/15/29(A)	8,631,166
5,669,472	BX Commercial Mortgage Trust, Ser 2019-XL, Class A, 144a, (1M LIBOR +0.920%), 3.738%, 10/15/36(A)	5,583,929
1,526,628	BX Trust, Ser 2019-RP, Class A, 144a, (1M LIBOR +1.045%), 3.863%, 6/15/34(A)	1,500,756
8,495,000	BXMT LTD (Cayman Islands), Ser 2020-FL2, Class AS, 144a, (SOFR30A +1.264%), 4.186%, 2/15/38(A)	8,318,158
6,494,000	BXMT Ltd. (Cayman Islands), Ser 2020-FL2, Class A, 144a, (SOFR30A +1.014%), 3.936%, 2/15/38(A)	6,396,550
Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 20.1% (Continued)
$ 7,200,000	BXP Trust, Ser 2017-CQHP, Class A, 144a, (1M LIBOR +0.850%), 3.668%, 11/15/34(A)	$ 6,942,187
2,700,000	CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Class C, 144a, (1M LIBOR +1.450%), 4.268%, 12/15/37(A)	2,605,267
308,242	Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Class AAB, 2.690%, 4/10/46	307,763
1,026,729	Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Class A2, 3.063%, 11/10/48	964,100
56,000,000	Citigroup Commercial Mortgage Trust, Ser 2021-PRM2, Class XCP, 144a, 0.720%, 10/15/36(A)(B)(C)	16,828
7,500,000	COMM Mortgage Trust, Ser 2013-CR8, Class B, 144a, 4.048%, 6/10/46	7,377,939
2,808,985	COMM Mortgage Trust, Ser 2013-LC6, Class AM, 3.282%, 1/10/46	2,796,495
34,090,911	COMM Mortgage Trust, Ser 2014-UBS3, Class XA, 1.217%, 6/10/47(A)(B)(C)	426,419
2,680,000	CSMC Trust, Ser 2017-CHOP, Class A, 144a, (1M LIBOR +0.750%), 3.568%, 7/15/32(A)	2,522,530
6,080,000	CSMC Trust, Ser 2017-PFHP, Class A, 144a, (1M LIBOR +0.950%), 3.768%, 12/15/30(A)	6,027,603
10,020,322	DBGS Mortgage Trust, Ser 2018-BIOD, Class B, 144a, (1M LIBOR +0.888%), 3.593%, 5/15/35(A)	9,768,358
118,906,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class XA, 144a, 1.325%, 10/10/32(A)(B)(C)	509,845
705,000	GS Mortgage Securities Corp. Trust, Ser 2017-GPTX, Class A, 144a, 2.856%, 5/10/34	666,218
4,279,000	GS Mortgage Securities Trust, Ser 2018-HART, Class A, 144a, (1M LIBOR +1.090%), 3.910%, 10/15/31(A)	4,234,091
94,257,000	HONO Mortgage Trust, Ser 2021-LULU, Class XCP, 144a, 0.508%, 10/15/36(A)(B)(C)	14,063
3,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Class AS, 144a, 3.353%, 12/15/47	2,990,086
2,361,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Class AS, 3.216%, 4/15/46	2,321,157
1,300,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2018-WPT, Class BFX, 144a, 4.549%, 7/5/33	1,272,340
2,750,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Class C, 144a, (1M LIBOR +1.360%), 4.178%, 7/15/36(A)	2,665,718
412,833	JPMBB Commercial Mortgage Securities Trust, Ser 2014-C24, Class A2, 2.940%, 11/15/47	397,802
468,380	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Class A3FL, 144a, (1M LIBOR +1.000%), 3.939%, 7/15/46(A)	468,473
138,052	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C8, Class ASB, 2.699%, 12/15/48	137,763
1,411,000	Morgan Stanley Capital I Trust, Ser 2017-CLS, Class A, 144a, (1M LIBOR +0.700%), 3.518%, 11/15/34(A)	1,402,197
9,140,000	Morgan Stanley Capital I Trust, Ser 2017-CLS, Class B, 144a, (1M LIBOR +0.850%), 3.668%, 11/15/34(A)	9,077,283
7,191,263	Morgan Stanley Capital I Trust, Ser 2018-BOP, Class A, 144a, (1M LIBOR +0.850%), 3.668%, 8/15/33(A)	7,103,303
478,270	ReadyCap Commercial Mortgage Trust, Ser 2018-4, Class A, 144a, 3.390%, 2/27/51	457,108

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 20.1% (Continued)
$ 3,442,841	Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Class A, 144a, (1M LIBOR +1.050%), 3.693%, 11/11/34(A)	$ 3,347,400
10,450,000	WFRBS Commercial Mortgage Trust, Ser 2013-C12, Class D, 144a, 4.530%, 3/15/48(A)(B)	10,132,016
	Total Commercial Mortgage-Backed Securities	$141,676,412
	Corporate Bonds — 19.5%
	Utilities — 6.0%
4,000,000	American Electric Power Co., Inc., 2.031%, 3/15/24	3,829,071
4,596,000	CenterPoint Energy Resources Corp., (3M LIBOR +0.500%), 3.600%, 3/2/23(A)	4,585,315
7,225,000	Dominion Energy, Inc., (3M LIBOR +0.530%), 3.823%, 9/15/23(A)	7,191,316
6,595,000	Edison International, 3.125%, 11/15/22	6,583,455
6,000,000	Metropolitan Edison Co., 144a, 4.000%, 4/15/25	5,693,314
10,000,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +0.270%), 3.254%, 2/22/23(A)	9,970,992
1,500,000	Pacific Gas and Electric Co., (SOFR + 1.150%), 3.803%, 11/14/22(A)	1,496,722
3,000,000	Southern California Gas Co., (3M LIBOR +0.350%), 3.620%, 9/14/23(A)	2,989,534
		42,339,719
	Financials — 3.0%
4,367,000	Comerica, Inc., 3.700%, 7/31/23	4,329,374
4,000,000	FNB Corp., 2.200%, 2/24/23	3,944,176
3,800,000	Mitsubishi UFJ Financial Group, Inc. (Japan), 0.848%, 9/15/24	3,625,116
2,800,000	Sumitomo Mitsui Trust Bank Ltd. (Japan), 144a, 0.800%, 9/12/23	2,686,772
2,500,000	Synovus Financial Corp., 5.200%, 8/11/25	2,452,956
4,000,000	UBS Group AG (Switzerland), 144a, 1.008%, 7/30/24	3,859,673
		20,898,067
	Consumer Discretionary — 2.2%
3,500,000	American Honda Finance Corp., MTN, 0.875%, 7/7/23	3,401,694
5,000,000	Hyundai Capital America, 144a, 0.800%, 1/8/24	4,704,680
2,500,000	Hyundai Capital America, 144a, 2.375%, 2/10/23	2,478,000
5,000,000	Toyota Motor Corp. (Japan), 0.681%, 3/25/24	4,717,377
		15,301,751
	Industrials — 2.0%
5,000,000	Air Lease Corp., 2.750%, 1/15/23	4,971,249
1,450,000	CNH Industrial NV (United Kingdom), 4.500%, 8/15/23	1,441,314
8,380,000	Huntington Ingalls Industries, Inc., 0.670%, 8/16/23	8,080,292
		14,492,855
	Consumer Staples — 1.7%
2,500,000	Coca-Cola Europacific Partners PLC (United Kingdom), 144a, 0.500%, 5/5/23	2,435,450
5,500,000	Nestle Holdings, Inc., 144a, 0.375%, 1/15/24	5,202,855
4,500,000	Triton Container International Ltd. (Bermuda), 144a, 0.800%, 8/1/23	4,293,859
		11,932,164
	Health Care — 1.4%
7,225,000	Dignity Health, 3.125%, 11/1/22	7,217,076
2,625,000	Elevance Health, Inc., 0.450%, 3/15/23	2,578,839
		9,795,915
	Information Technology — 1.2%
4,000,000	Microchip Technology, Inc., 4.250%, 9/1/25	3,863,780
5,000,000	SK Hynix, Inc. (South Korea), 144a, 1.000%, 1/19/24	4,725,100
		8,588,880
Principal Amount		Market Value

	Energy — 1.0%
$ 2,225,000	Canadian Natural Resources Ltd. (Canada), 2.950%, 1/15/23	$ 2,213,970
5,000,000	Energy Transfer Partners LP / Regency Energy Finance Corp., 4.500%, 11/1/23	4,956,938
		7,170,908
	Materials — 0.7%
5,000,000	Nutrien Ltd. (Canada), 1.900%, 5/13/23	4,908,378
	Real Estate — 0.3%
2,000,000	American Tower Trust #1 REIT, Ser 13, Class 2A, 144a, 3.070%, 3/15/48	1,986,346
	Total Corporate Bonds	$137,414,983
	Non-Agency Collateralized Mortgage Obligations — 11.2%
619,208	Bear Stearns ARM Trust, Ser 2003-1, Class 5A1, 2.844%, 4/25/33(A)(B)††	620,524
112,713	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(A)(B)††	94,900
11,227,313	Cascade Funding Mortgage Trust, Ser 2021-HB6, Class A, 144a, 0.898%, 6/25/36(A)(B)	10,662,258
3,669,359	CFMT LLC, Ser 2020-HB4, Class A, 144a, 0.946%, 12/26/30(A)(B)	3,558,840
4,841,131	CFMT LLC, Ser 2021-EBO1, Class A, 144a, 0.985%, 11/25/50(A)(B)	4,618,159
5,288,698	CFMT LLC, Ser 2021-HB7, Class A, 144a, 1.151%, 10/27/31(A)(B)	4,971,101
1,581,040	CIM Trust, Ser 2018-R3, Class A1, 144a, 5.000%, 12/25/57	1,558,759
6,672	Community Program Loan Trust, Ser 1987-A, Class A5, 4.500%, 4/1/29	6,438
10,781,655	CSMC Trust, Ser 2018-RPL9, Class A1, 144a, 3.850%, 9/25/57(A)(B)	10,438,882
1,244,039	GSR Mortgage Loan Trust, Ser 2003-13, Class 1A1, 4.077%, 10/25/33(A)(B)	1,243,527
55,799	JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 2.741%, 6/25/36(A)(B)	42,099
2,857,098	JP Morgan Mortgage Trust, Ser 2019-HYB1, Class A5A, 144a, 3.000%, 10/25/49(A)(B)	2,612,957
36,615	Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Class 1A, 2.850%, 12/25/34(A)(B)	35,030
15,775	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (12M LIBOR +1.625%), 5.785%, 12/25/32(A)	14,905
823,080	Mill City Mortgage Loan Trust, Ser 2018-2, Class A1, 144a, 3.500%, 5/25/58(A)(B)	809,731
242,595	RFMSI Trust, Ser 2007-SA1, Class 1A1, 3.082%, 2/25/37(A)(B)	197,658
8,524,038	RMF Proprietary Issuance Trust, Ser 2019-1, Class A, 144a, 2.750%, 10/25/63(A)(B)	8,254,736
1,906,934	Sequoia Mortgage Trust, Ser 2013-7, Class B2, 3.504%, 6/25/43(A)(B)	1,787,777
222,813	Sequoia Mortgage Trust, Ser 2018-CH4, Class A13, 144a, 4.500%, 10/25/48(A)(B)	220,354
1,409,375	Sequoia Mortgage Trust, Ser 2019-CH3, Class A13, 144a, 4.000%, 9/25/49(A)(B)	1,340,767
7,660,691	Starwood Mortgage Residential Trust, Ser 2020-3, Class A1, 144a, 1.486%, 4/25/65(A)(B)	7,364,940
4,590,673	Towd Point HE Trust, Ser 2021-HE1, Class A1, 144a, 0.918%, 2/25/63(A)(B)	4,312,865

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 11.2% (Continued)
$ 8,033,659	Towd Point Mortgage Trust, Ser 2018-2, Class A1, 144a, 3.250%, 3/25/58(A)(B)	$ 7,793,643
6,729,439	Towd Point Mortgage Trust, Ser 2021-SJ2, Class A1A, 144a, 2.250%, 12/25/61(A)(B)	6,257,486
	Total Non-Agency Collateralized Mortgage Obligations	$78,818,336
	Commercial Paper — 5.1%
16,000,000	Black Hills Co., 3.301%, 10/3/22(D)	15,995,572
2,000,000	Ingredion, Inc., 3.372%, 10/4/22(D)	1,999,262
18,000,000	Monatana-Dakota, 3.401%, 10/3/22(D)	17,995,028
	Total Commercial Paper	$35,989,862
	U.S. Government Agency Obligations — 3.0%
2,396	Small Business Administration Participation Certificates, Ser 2003-20E, Class 1, 4.640%, 5/1/23	2,391
48,550	Small Business Administration Pools, Pool #508374, (Prime Rate -2.500%), 2.250%, 4/25/28(A)	47,978
1,650,000	United States International Development Finance Corp., 3.120%, 5/15/26(A)(B)	1,650,000
4,282,800	United States International Development Finance Corp., 3.170%, 7/5/38(A)(B)	4,282,800
5,575,800	United States International Development Finance Corp., 3.250%, 4/20/35(A)(B)	5,575,800
9,090,909	United States International Development Finance Corp., 3.410%, 9/30/27(A)(B)	9,090,909
	Total U.S. Government Agency Obligations	$20,649,878
	Municipal Bonds — 1.9%
	Other Territory — 1.8%
2,645,000	Taxable Municipal Funding Trust, Rev., 144a, 3.300%, 11/1/24(A)(B)	2,645,000
840,000	Taxable Municipal Funding Trust, Rev., 144a, 3.300%, 5/15/56(A)(B)	840,000
4,549,000	Taxable Municipal Funding Trust, Rev., 144a, 3.300%, 12/15/25(A)(B)	4,549,000
4,300,000	Taxable Municipal Funding Trust, Txbl Floaters Ser 2020 11, (LOC - Barclays Bank PLC), 144a, 3.300%, 9/1/30(A)(B)	4,300,000
		12,334,000
	California — 0.1%
815,000	CA St Enterprise Dev Authority, Txbl Variable J Harris Indl Wt, (LOC - City National Bank), 144a, 3.500%, 9/1/41(A)(B)	815,000
	Total Municipal Bonds	$13,149,000
	U.S. Government Mortgage-Backed Obligations — 0.7%
103,953	FHLMC, Pool #1B7189, (12M LIBOR +2.470%), 3.340%, 3/1/36(A)	106,190
96,457	FHLMC, Pool #1H1354, (1 Year CMT Rate +2.250%), 2.540%, 11/1/36(A)	98,871
31,739	FHLMC, Pool #1J1813, (12M LIBOR +1.925%), 4.175%, 8/1/37(A)	32,501
84,853	FHLMC, Pool #1L0147, (1 Year CMT Rate +2.290%), 4.290%, 7/1/35(A)	83,662
36,970	FHLMC, Pool #1Q0080, (12M LIBOR +1.648%), 3.248%, 1/1/36(A)	37,456
98,331	FHLMC, Pool #1Q0119, (12M LIBOR +1.853%), 3.959%, 9/1/36(A)	100,671
64,766	FHLMC, Pool #1Q0187, (12M LIBOR +1.756%), 2.038%, 12/1/36(A)	64,697
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 0.7% (Continued)
$ 44,229	FHLMC, Pool #1Q0339, (12M LIBOR +1.889%), 2.769%, 4/1/37(A)	$ 44,612
82,051	FHLMC, Pool #1Q1303, (1 Year CMT Rate +2.250%), 2.612%, 11/1/36(A)	83,431
139,925	FHLMC, Pool #781515, (1 Year CMT Rate +2.250%), 2.854%, 4/1/34(A)	141,813
52,567	FHLMC, Pool #782760, (1 Year CMT Rate +2.250%), 3.402%, 11/1/36(A)	53,992
68,840	FHLMC, Pool #847795, (1 Year CMT Rate +2.279%), 2.726%, 4/1/35(A)	67,762
181,684	FHLMC, Pool #848539, (1 Year CMT Rate +2.293%), 2.828%, 4/1/37(A)	184,566
376,456	FHLMC, Pool #848583, (1 Year CMT Rate +2.315%), 2.885%, 1/1/36(A)	383,388
4,643	FHLMC, Pool #A92646, 5.500%, 6/1/40	4,788
5,783	FHLMC, Pool #C03505, 5.500%, 6/1/40	5,971
33	FHLMC, Pool #G00100, 8.000%, 2/1/23	34
16,717	FHLMC, Pool #G01840, 5.000%, 7/1/35	16,887
51,229	FNMA, Pool #254868, 5.000%, 9/1/33	50,931
16,324	FNMA, Pool #256272, 5.500%, 6/1/26	16,258
33,712	FNMA, Pool #256852, 6.000%, 8/1/27	34,257
8,772	FNMA, Pool #323832, 7.500%, 7/1/29	9,118
159	FNMA, Pool #334593, 7.000%, 5/1/24	159
18,936	FNMA, Pool #665773, 7.500%, 6/1/31	18,931
70,121	FNMA, Pool #679742, (1 Year CMT Rate +2.584%), 2.975%, 1/1/40(A)	68,435
61,238	FNMA, Pool #725424, 5.500%, 4/1/34	62,206
209,015	FNMA, Pool #725490, (12M LIBOR +1.597%), 2.738%, 4/1/34(A)	209,226
9,621	FNMA, Pool #735484, 5.000%, 5/1/35	9,708
69,152	FNMA, Pool #813170, (12M LIBOR +1.575%), 2.004%, 1/1/35(A)	69,213
205,478	FNMA, Pool #815323, (6M LIBOR +1.532%), 3.343%, 1/1/35(A)	209,410
67,027	FNMA, Pool #820364, (12M LIBOR +0.827%), 2.202%, 4/1/35(A)	66,341
79,060	FNMA, Pool #827787, (6M LIBOR +1.550%), 2.839%, 5/1/35(A)	80,590
34,692	FNMA, Pool #889060, 6.000%, 1/1/38	37,425
38,088	FNMA, Pool #889061, 6.000%, 1/1/38	40,006
2,333	FNMA, Pool #889382, 5.500%, 4/1/38	2,412
81,073	FNMA, Pool #922674, (12M LIBOR +1.905%), 2.646%, 4/1/36(A)	82,614
22,551	FNMA, Pool #960376, 5.500%, 12/1/37	23,316
84,984	FNMA, Pool #995405, 5.500%, 10/1/23	85,105
3,808	FNMA, Pool #AD0941, 5.500%, 4/1/40	3,937
27,411	FNMA, Pool #AE0363, 5.000%, 7/1/37	27,645
32,203	FNMA, Pool #AE5441, 5.000%, 10/1/40	32,391
30,273	FNMA, Pool #AI6588, 4.000%, 7/1/26	29,404
46,821	FNMA, Pool #AI8506, 4.000%, 8/1/26	45,472
46,922	FNMA, Pool #AL0211, 5.000%, 4/1/41	47,348
992	FNMA, Pool #AL0302, 5.000%, 4/1/24	995
243,524	FNMA, Pool #AL0478, (12M LIBOR +1.764%), 2.494%, 4/1/36(A)	247,955
96,282	FNMA, Pool #AL0543, 5.000%, 7/1/41	97,162
41,824	FNMA, Pool #AL1105, 4.500%, 12/1/40	40,988
10,746	FNMA, Pool #AL2591, 5.500%, 5/1/38	10,781
220,678	FNMA, Pool #AL5275, (6M LIBOR +1.508%), 2.551%, 9/1/37(A)	222,028
633,563	FNMA, Pool #AL7396, (6M LIBOR +1.528%), 2.723%, 2/1/37(A)	645,034
224	GNMA, Pool #344233, 8.000%, 2/15/23	224

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 0.7% (Continued)
$ 3,533	GNMA, Pool #345123, 8.000%, 12/15/23	$ 3,537
164,715	GNMA, Pool #80826, (1 Year CMT Rate +1.500%), 2.625%, 2/20/34(A)	163,450
70,230	GNMA, Pool #80889, (1 Year CMT Rate +1.500%), 2.875%, 4/20/34(A)	69,735
150,491	GNMA, Pool #81016, (1 Year CMT Rate +1.500%), 1.625%, 8/20/34(A)	147,882
160,740	GNMA, Pool #82760, (1 Year CMT Rate +1.500%), 2.625%, 3/20/41(A)	160,517
27,542	GNMA, Pool #MA2392, (1 Year CMT Rate +1.500%), 1.750%, 11/20/44(A)	27,130
221,871	GNMA, Pool #MA2466, (1 Year CMT Rate +1.500%), 1.750%, 12/20/44(A)	218,435
	Total U.S. Government Mortgage-Backed Obligations	$4,929,003
	Agency Collateralized Mortgage Obligations — 0.5%
134,211,403	FHLMC Multifamily Structured Pass Through Certificates, Ser K038, Class X1, 1.238%, 3/25/24(A)(B)(C)	1,607,625
60,365,539	FHLMC Multifamily Structured Pass Through Certificates, Ser K040, Class X1, 0.835%, 9/25/24(A)(B)(C)	620,359
136,525	FHLMC REMIC, Ser 2770, Class FH, (1M LIBOR +0.400%), 3.218%, 3/15/34(A)	135,386
629,268	FHLMC REMIC, Ser 4238, Class TL, 1.250%, 8/15/27	589,507
3,894	FNMA REMIC, Ser 2003-119, Class PU, 4.000%, 11/25/33	3,887
27,169	FNMA REMIC, Ser 2003-33, Class AM, 4.250%, 5/25/33	26,446
16,948	FNMA REMIC, Ser 2003-42, Class CA, 4.000%, 5/25/33	16,757
95,451	FNMA REMIC, Ser 2003-81, Class FE, (1M LIBOR +0.500%), 3.584%, 9/25/33(A)	95,039
236,554	FNMA REMIC, Ser 2009-32, Class BH, 5.250%, 5/25/39	231,116
59	FNMA REMIC, Ser 2011-15, Class HC, 2.500%, 3/25/26	58
39,990	FNMA REMIC, Ser 2012-102, Class NA, 1.500%, 9/25/27	38,095
332,251	FREMF Mortgage Trust, Ser 2013-K25, Class B, 144a, 3.746%, 11/25/45(A)(B)	331,139
38,310	GNMA, Ser 2002-72, Class AB, 4.500%, 10/20/32	38,256
13,183	GNMA, Ser 2011-57, Class BA, 3.000%, 5/20/40	12,967
	Total Agency Collateralized Mortgage Obligations	$3,746,637
Shares
	Short-Term Investment Fund — 0.1%
522,721	Dreyfus Government Cash Management, Institutional Shares, 2.75%∞Ω	522,721
	Total Investment Securities—99.8% (Cost $718,178,811)	$702,285,976
	Other Assets in Excess of Liabilities — 0.2%	1,385,066
	Net Assets — 100.0%	$703,671,042
(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2022.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(D)	Rate reflects yield at the time of purchase.
††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2022.
Portfolio Abbreviations:
ARM – Adjustable Rate Mortgage
CLO – Collateralized Loan Obligation
CMT – Constant Maturity Treasury
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac Multifamily Securitization
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LOC – Letter of Credit
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
SOFR – Secured Overnight Financing Rate
SOFR30A – Secured Overnight Financing Rate 30 Day Average
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $513,332,913 or 73.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$265,389,144	$—	$265,389,144
Commercial Mortgage-Backed Securities	—	141,676,412	—	141,676,412
Corporate Bonds	—	137,414,983	—	137,414,983
Non-Agency Collateralized Mortgage Obligations	—	78,818,336	—	78,818,336
Commercial Paper	—	35,989,862	—	35,989,862
U.S. Government Agency Obligations	—	20,649,878	—	20,649,878
Municipal Bonds	—	13,149,000	—	13,149,000
U.S. Government Mortgage-Backed Obligations	—	4,929,003	—	4,929,003
Agency Collateralized Mortgage Obligations	—	3,746,637	—	3,746,637
Short-Term Investment Fund	522,721	—	—	522,721
Total	$522,721	$701,763,255	$—	$702,285,976
See accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities
September 30, 2022
	Touchstone Active Bond Fund	Touchstone Anti- Benchmark® International Core Equity Fund	Touchstone Ares Credit Opportunities Fund	Touchstone Dividend Equity Fund	Touchstone High Yield Fund	Touchstone Impact Bond Fund
Assets
Investments, at cost	$307,622,850	$10,224,244	$319,184,965	$3,011,521,844	$120,990,945	$543,304,092
Investments, at market value *	$265,971,458	$8,650,118	$278,058,046	$2,648,721,077	$102,523,269	$478,087,238
Cash	—	—	2,389	71	43,514	194
Cash deposits held at prime broker (A)	268,663	—	1,703,098	—	—	—
Foreign currency †	33	17,164	1,021,462	—	—	—
Dividends and interest receivable	2,116,455	15,892	3,934,690	3,312,604	1,754,906	3,549,855
Receivable for capital shares sold	314,450	—	214,596	413,485	5,349	2,813,664
Receivable for investments sold	246	—	5,137,100	—	—	—
Receivable for variation margin on futures contracts	42,103	—	—	—	—	—
Receivable for variation margin on swap agreements	—	—	120,260	—	—	—
Receivable for securities lending income	384	27	12,182	78,231	757	—
Receivable from Investment Advisor	—	12,818	—	—	—	—
Tax reclaim receivable	—	53,451	1,921	107,039	—	—
Other assets	18,970	1,483	26,906	47,009	11,813	26,744
Total Assets	268,732,762	8,750,953	290,232,650	2,652,679,516	104,339,608	484,477,695

Liabilities
Bank overdrafts	6,493	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	133,467	—	—	—
Dividends payable	—	—	—	—	—	—
Securities sold short**	—	—	2,142,436	—	—	—
Dividend and interest payable on securities sold short	—	—	32,321	—	—	—
Payable for return of collateral for securities on loan	—	83,219	9,255,865	—	881,725	—
Payable for capital shares redeemed	2,524,652	1,346	1,403,937	4,555,647	555,186	1,593,819
Payable for investments purchased	1,825,054	—	5,765,437	—	176,573	—
Payable to Investment Advisor	74,901	3,385	118,195	1,221,736	42,484	89,867
Payable to other affiliates	54,258	1,605	40,101	984,034	13,669	59,190
Payable to Trustees	13,553	13,553	13,553	13,553	13,553	13,553
Payable for professional services	37,834	33,871	52,651	91,337	30,489	38,875
Payable for reports to shareholders	7,811	1,970	10,886	75,595	4,700	8,297
Payable for transfer agent services	109,086	125	113,485	1,008,589	20,185	115,477
Other accrued expenses and liabilities	10,021	16,555	60,752	15,545	6,811	5,869
Total Liabilities	4,663,663	155,629	19,143,086	7,966,036	1,745,375	1,924,947
Net Assets	$264,069,099	$8,595,324	$271,089,564	$2,644,713,480	$102,594,233	$482,552,748
Net assets consist of:
Par value	293,058	12,060	311,906	1,804,955	147,495	544,615
Paid-in capital	412,843,133	11,703,621	376,144,677	2,904,681,792	136,712,208	555,067,093
Distributable earnings (deficit)	(149,067,092)	(3,120,357)	(105,367,019)	(261,773,267)	(34,265,470)	(73,058,960)
Net Assets	$264,069,099	$8,595,324	$271,089,564	$2,644,713,480	$102,594,233	$482,552,748
*Includes market value of securities on loan of:	$—	$79,170	$8,891,937	$—	$849,473	$—
†Cost of foreign currency:	$40	$17,476	$991,627	$—	$—	$—
**Proceeds received for securities sold short:	$—	$—	$2,340,328	$—	$—	$—
(A)	Represents segregated cash for futures contracts, swap agreements and/or securities sold short.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone International ESG Equity Fund	Touchstone Mid Cap Fund	Touchstone Mid Cap Value Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$33,628,554	$3,800,697,083	$655,134,963	$2,088,344,020	$85,623,269	$54,949,768	$718,178,811
$28,874,326	$4,009,544,348	$765,164,562	$2,258,660,594	$92,921,270	$62,885,241	$702,285,976
—	—	—	124	—	—	—
—	—	—	—	—	—	—
15	—	—	—	—	—	—
75,573	3,169,417	886,872	191,825	102,453	71,252	2,672,991
26,058	8,988,974	1,037,903	5,904,780	171,253	37,564	3,312,088
—	—	—	43,705,544	—	—	475,688
—	—	—	—	—	—	—
—	—	—	—	—	—	—
47	—	—	—	214	—	—
—	—	—	—	—	—	—
44,283	—	—	—	—	—	—
12,121	84,777	29,193	52,171	14,855	15,273	34,092
29,032,423	4,021,787,516	767,118,530	2,308,515,038	93,210,045	63,009,330	708,780,835

—	—	—	—	—	—	510,361
—	—	—	—	—	—	—
—	—	—	—	—	—	184,609
—	—	—	—	—	—	—
—	—	—	—	—	—	—
738,513	—	—	—	2,475,674	666	—
56,160	9,847,779	4,303,697	8,177,255	95,845	32,919	3,882,450
—	—	—	29,982,738	—	—	—
8,951	2,501,769	393,642	1,273,293	53,036	42,017	132,643
4,639	593,888	99,375	605,758	11,392	9,651	133,604
13,553	13,553	13,553	13,553	13,553	13,553	13,553
31,207	121,011	40,255	79,850	24,418	24,908	46,746
4,837	114,493	43,405	57,295	6,022	5,381	12,585
13,128	1,232,954	311,496	742,933	23,437	23,500	182,926
6,669	70,588	8,616	408,503	3,946	5,747	10,316
877,657	14,496,035	5,214,039	41,341,178	2,707,323	158,342	5,109,793
$28,154,766	$4,007,291,481	$761,904,491	$2,267,173,860	$90,502,722	$62,850,988	$703,671,042

47,062	1,015,789	377,124	2,505,473	80,700	21,754	781,089
33,495,286	3,800,669,073	622,639,275	2,697,087,222	81,900,700	63,412,339	828,693,388
(5,387,582)	205,606,619	138,888,092	(432,418,835)	8,521,322	(583,105)	(125,803,435)
$28,154,766	$4,007,291,481	$761,904,491	$2,267,173,860	$90,502,722	$62,850,988	$703,671,042
$715,914	$—	$—	$—	$2,453,587	$632	$—
$17	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

Statements of Assets and Liabilities  (Continued)
	Touchstone Active Bond Fund	Touchstone Anti- Benchmark® International Core Equity Fund	Touchstone Ares Credit Opportunities Fund	Touchstone Dividend Equity Fund	Touchstone High Yield Fund	Touchstone Impact Bond Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$135,000,030	$—	$115,483,216	$1,398,059,126	$11,823,758	$11,777,068
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	14,951,242	—	13,360,121	95,226,127	1,745,698	1,330,967
Net asset value price per share*	$9.03	$—	$8.64	$14.68	$6.77	$8.85
Maximum sales charge - Class A shares	3.25%	—	3.25%	5.00%	3.25%	3.25%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$9.33	$—	$8.93	$15.45	$7.00	$9.15

Pricing of Class C Shares
Net assets applicable to Class C shares	$4,667,251	$—	$17,574,693	$471,272,543	$700,317	$1,414,903
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	566,166	—	2,104,823	32,361,573	103,771	160,060
Net asset value and offering price per share**	$8.24	$—	$8.35	$14.56	$6.75	$8.84

Pricing of Class S Shares
Net assets applicable to Class S shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$56,002,958	$155,087	$135,892,395	$772,986,510	$22,994,171	$225,456,690
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	6,206,811	21,669	15,483,602	52,744,353	3,292,098	25,443,394
Net asset value, offering price and redemption price per share	$9.02	$7.16	$8.78	$14.66	$6.98	$8.86

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$68,398,860	$8,440,237	$2,139,260	$885,198	$67,075,987	$243,901,929
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	7,581,581	1,184,338	242,102	60,424	9,607,893	27,526,860
Net asset value, offering price and redemption price per share	$9.02	$7.13	$8.84	$14.65	$6.98	$8.86

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$1,510,103	$—	$2,158
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	103,068	—	243
Net asset value, offering price and redemption price per share	$—	$—	$—	$14.65	$—	$8.86
*	There is no sales load on subscriptions of $1 million or more for all funds except for Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund. There is no sales load on subscriptions of $500,000 or more for Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund. Redemptions that were part of a $500,000 or $1million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
^	The Shares of beneficial interest outstanding and Net asset value and offering price per share were updated to reflect the effect of a 1 for 0.796098 reverse stock split for Class C shares on October 14, 2022 (See Note 10 in the Notes to Financial Statements).
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone International ESG Equity Fund	Touchstone Mid Cap Fund	Touchstone Mid Cap Value Fund	Touchstone Sands Capital Select Growth Fund^	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$6,595,379	$109,652,886	$12,949,607	$319,960,482	$4,022,418	$21,033,654	$125,115,471
1,104,207	2,826,289	646,506	38,546,713	365,121	730,307	13,888,950
$5.97	$38.80	$20.03	$8.30	$11.02	$28.80	$9.01
5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	2.00%
$6.28	$40.84	$21.08	$8.74	$11.60	$30.32	$9.19

$1,086,124	$65,811,598	$4,012,731	$20,623,091	$161,525	$272,107	$5,012,563
182,596	1,846,712	208,543	2,485,869	16,581	9,937	555,909
$5.95	$35.64	$19.24	$8.30	$9.74	$27.38	$9.02

$—	$—	$—	$—	$—	$—	$42,708,609
—	—	—	—	—	—	4,738,639
$—	$—	$—	$—	$—	$—	$9.01

$14,560,025	$2,789,007,944	$349,755,519	$613,010,439	$53,484,561	$34,156,407	$250,472,849
2,430,091	70,598,497	17,359,359	65,571,102	4,756,840	1,180,215	27,789,478
$5.99	$39.51	$20.15	$9.35	$11.24	$28.94	$9.01

$—	$37,449,451	$—	$203,619,755	$—	$—	$50,208,669
—	972,484	—	24,503,393	—	—	5,571,768
$—	$38.51	$—	$8.31	$—	$—	$9.01

$5,913,238	$407,131,613	$395,186,634	$839,598,658	$32,834,218	$7,388,820	$230,152,881
989,310	10,265,396	19,497,981	89,673,564	2,931,442	254,897	25,564,153
$5.98	$39.66	$20.27	$9.36	$11.20	$28.99	$9.00

$—	$598,237,989	$—	$270,361,435	$—	$—	$—
—	15,069,569	—	28,863,966	—	—	—
$—	$39.70	$—	$9.37	$—	$—	$—

Statements of Operations For the Year Ended September 30, 2022
	Touchstone Active Bond Fund	Touchstone Anti- Benchmark® International Core Equity Fund	Touchstone Ares Credit Opportunities Fund	Touchstone Dividend Equity Fund
Investment Income
Dividends*	$129,649	$442,987	$—	$89,314,216
Interest**	10,176,361	—	17,533,957	—
Income from securities loaned	5,259	1,539	104,483	78,689
Total Investment Income	10,311,269	444,526	17,638,440	89,392,905
Expenses
Investment advisory fees	1,221,208	80,153	1,782,683	17,462,840
Administration fees	447,318	23,173	394,000	4,485,940
Compliance fees and expenses	3,293	3,293	3,293	3,293
Custody fees	50,996	38,592	76,470	41,411
Professional fees	51,158	56,834	131,594	142,960
Transfer Agent fees, Class A	159,787	—	123,437	1,450,343
Transfer Agent fees, Class C	7,294	—	22,837	579,974
Transfer Agent fees, Class S	—	—	—	—
Transfer Agent fees, Class Y	68,408	295	130,124	798,450
Transfer Agent fees, Class Z	—	—	—	—
Transfer Agent fees, Institutional Class	9,129	43	444	416
Transfer Agent fees, Class R6	—	—	—	27
Pricing expense	10,408	17,259	10,886	—
Registration Fees, Class A	18,691	—	17,928	31,368
Registration Fees, Class C	12,734	—	12,363	20,268
Registration Fees, Class S	—	—	—	—
Registration Fees, Class Y	14,125	4,172	31,716	18,958
Registration Fees, Class Z	—	—	—	—
Registration Fees, Institutional Class	12,296	5,588	6,603	6,075
Registration Fees, Class R6	—	—	—	5,381
Dividend expense on securities sold short	—	—	17,108	—
Interest expense on securities sold short	—	—	95,274	—
Reports to Shareholders, Class A	15,516	—	13,424	99,298
Reports to Shareholders, Class C	2,372	—	3,316	45,277
Reports to Shareholders, Class S	—	—	—	—
Reports to Shareholders, Class Y	4,429	1,709	12,859	47,773
Reports to Shareholders, Class Z	—	—	—	—
Reports to Shareholders, Institutional Class	2,486	2,153	1,818	1,662
Reports to Shareholders, Class R6	—	—	—	1,585
Shareholder servicing fees, Class Z	—	—	—	—
Distribution and shareholder servicing expenses, Class A	409,743	—	331,423	4,238,275
Distribution and shareholder servicing expenses, Class C	68,728	—	246,975	6,691,666
Distribution expenses, Class S	—	—	—	—
Trustee fees	27,891	27,891	27,891	27,891
Other expenses	105,105	14,929	109,426	238,338
Total Expenses	2,723,115	276,084	3,603,892	36,439,469
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(289,666)	(170,789)	(615,648)	(692,784)
Fees eligible for recoupment by the Advisor(A)	—	—	—	—
Net Expenses	2,433,449	105,295	2,988,244	35,746,685
Net Investment Income (Loss)	7,877,820	339,231	14,650,196	53,646,220
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(B)	(15,530,586)	(1,134,452)	(8,077,915)	129,178,514
Net realized gains on securities sold short	—	—	534,216	—
Net realized gains on written options	—	—	259,459	—
Net realized gains on futures contracts	223,242	—	—	—
Net realized gains (losses) on swap agreements	153,741	—	(71,238)	—
Net realized gains on forward foreign currency contracts	—	—	1,363,203	—
Net realized gains (losses) on foreign currency transactions	—	20,472	(377,131)	—
Net change in unrealized appreciation (depreciation) on investments	(50,653,841)	(4,687,304)	(42,238,298)	(443,882,482)
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	190,642	—
Net change in unrealized appreciation (depreciation) on written options	—	—	(1,022)	—
Net change in unrealized appreciation (depreciation) on futures contracts	9,044	—	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	—	—	97,446	—
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	—	(236,311)	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(6)	(8,299)	(75,162)	—
Net Realized and Unrealized Gains (Losses) on Investments	(65,798,406)	(5,809,583)	(48,632,111)	(314,703,968)
Change in Net Assets Resulting from Operations	$(57,920,586)	$(5,470,352)	$(33,981,915)	$(261,057,748)
*Net of foreign tax withholding of:	$—	$43,420	$—	$—
**Net of foreign tax withholding of:	$—	$—	$16,120	$—
(A)	See Note 4 in Notes to Financial Statements.
(B)	For the year ended September 30, 2022, Mid Cap Fund, Sands Capital Select Growth Fund and Small Cap Fund had redemptions-in-kind of securities in the amount of $389,883,890, $711,270,580, and $5,450,274, respectively. Net realized gains (losses) on investments includes the realized gain on the transactions of $151,809,197, $331,351,035, and $1,922,232, respectively, which will not be realized by the Fund for tax purposes.
See accompanying Notes to Financial Statements.

Statements of Operations (Continued)
Touchstone High Yield Fund	Touchstone Impact Bond Fund	Touchstone International ESG Equity Fund	Touchstone Mid Cap Fund	Touchstone Mid Cap Value Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$16,085	$—	$1,095,280	$51,477,551	$16,171,123	$6,350,619	$1,143,996	$1,021,682	$—
6,349,161	11,577,542	—	4,276	—	2,174	—	—	13,593,632
9,679	1,181	14,551	1,044	1,009	11,970	214	479	—
6,374,925	11,578,723	1,109,831	51,482,871	16,172,132	6,364,763	1,144,210	1,022,161	13,593,632

642,001	1,171,029	231,741	30,158,825	6,688,388	25,650,413	814,603	636,789	2,262,694
156,637	602,065	47,256	6,102,935	1,181,159	5,581,697	127,020	99,157	1,194,812
3,293	3,293	3,293	3,293	3,293	3,293	3,293	3,293	3,293
40,492	14,478	12,481	55,253	23,015	55,201	9,051	26,513	87,502
36,219	91,086	39,813	216,941	69,663	184,064	26,839	36,806	67,142
17,520	19,109	9,051	188,534	18,871	470,411	6,878	21,799	93,044
1,024	1,417	1,670	69,711	3,167	42,638	383	647	2,238
—	—	—	—	—	—	—	—	23,091
30,871	144,873	22,618	3,367,049	946,326	866,307	52,632	32,462	208,781
—	—	—	72,743	—	546,292	—	—	66,249
812	110,768	25	233,221	141,043	682,584	7,329	1,231	128,056
—	23	—	314	—	158	—	—	—
5,814	5,923	4,585	—	—	—	—	—	7,549
9,691	14,822	12,549	19,830	14,404	25,216	11,890	15,991	15,924
6,542	9,021	8,876	14,595	9,436	15,097	6,933	6,486	8,719
—	—	—	—	—	—	—	—	13,340
14,078	24,324	16,644	129,391	26,477	74,181	18,690	16,046	30,214
—	—	—	14,821	—	24,109	—	—	14,858
16,037	19,418	3,339	29,187	30,080	78,245	11,456	6,866	32,043
—	2,974	—	3,084	—	14,817	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
3,109	3,528	1,915	11,879	8,790	41,160	2,765	3,839	5,695
1,758	2,005	1,815	7,384	1,985	5,342	1,746	1,772	1,860
—	—	—	—	—	—	—	—	2,014
2,423	9,750	3,703	256,454	66,792	68,103	6,511	4,163	9,970
—	—	—	4,098	—	27,469	—	—	7,078
2,300	5,862	1,729	13,900	33,692	31,242	1,907	2,053	3,336
—	1,771	—	16,844	—	8,072	—	—	—
—	—	—	119,099	—	892,278	—	—	165,134
35,092	37,785	22,928	342,285	36,604	1,401,595	12,254	60,962	347,263
9,172	15,087	19,142	814,033	41,155	427,427	1,916	4,315	30,132
—	—	—	—	—	—	—	—	233,801
27,891	27,891	27,891	27,891	27,891	27,891	27,891	27,891	27,891
34,232	34,636	17,546	1,101,714	45,580	1,944,563	28,012	26,827	71,458
1,097,008	2,372,938	510,610	43,395,308	9,417,811	39,189,865	1,179,999	1,035,908	5,165,181
(163,758)	(236,402)	(145,313)	(77,736)	(1,293,131)	(482,237)	(238,087)	(137,571)	(586,749)
—	—	—	198,256	—	—	—	—	—
933,250	2,136,536	365,297	43,515,828	8,124,680	38,707,628	941,912	898,337	4,578,432
5,441,675	9,442,187	744,534	7,967,043	8,047,452	(32,342,865)	202,298	123,824	9,015,200

(2,307,010)	(1,804,552)	(1,283,197)	210,920,205	46,743,638	(272,720,741)	4,588,403	6,334,093	(566,755)
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	(12,942)	—	—	—	—	—	—
(21,160,954)	(78,265,539)	(11,942,602)	(859,804,305)	(127,460,280)	(2,963,008,595)	(15,184,808)	(14,047,386)	(14,699,448)
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	1	(4,210)	—	—	—	—	—	—
(23,467,964)	(80,070,090)	(13,242,951)	(648,884,100)	(80,716,642)	(3,235,729,336)	(10,596,405)	(7,713,293)	(15,266,203)
$(18,026,289)	$(70,627,903)	$(12,498,417)	$(640,917,057)	$(72,669,190)	$(3,268,072,201)	$(10,394,107)	$(7,589,469)	$(6,251,003)
$—	$—	$162,650	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—	$—	$—

Statements of Changes in Net Assets
	Touchstone Active Bond Fund		Touchstone Anti- Benchmark® International Core Equity Fund		Touchstone Ares Credit Opportunities Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Operations
Net investment income	$7,877,820	$7,992,609	$339,231	$577,520	$14,650,196	$6,422,974
Net realized gains (losses) on investments, securities sold short, written options, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	(15,153,603)	11,402,813	(1,113,980)	3,576,770	(6,369,406)	14,169,305
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	(50,644,803)	(14,784,211)	(4,695,603)	(285,194)	(42,262,705)	(426,231)
Change in Net Assets from Operations	(57,920,586)	4,611,211	(5,470,352)	3,869,096	(33,981,915)	20,166,048

Distributions to Shareholders:
Distributed earnings, Class A	(4,486,138)	(2,854,355)	—	—	(10,184,185)	(2,010,075)
Distributed earnings, Class B	—	—	—	—	—	—
Distributed earnings, Class C	(155,959)	(91,900)	—	—	(1,894,704)	(375,656)
Distributed earnings, Class Y	(2,209,120)	(2,291,191)	(27,448)	(4,532)	(10,225,969)	(3,026,554)
Distributed earnings, Institutional Class	(2,857,397)	(3,052,478)	(3,622,949)	(714,426)	(296,585)	(1,962,020)
Distributed earnings, Class R6	—	—	—	—	—	—
Return of capital, Class A	—	—	—	—	(208,087)	—
Return of capital, Class C	—	—	—	—	(38,713)	—
Return of capital, Class Y	—	—	—	—	(208,942)	—
Return of capital, Institutional Class	—	—	—	—	(6,060)	—
Total Distributions	(9,708,614)	(8,289,924)	(3,650,397)	(718,958)	(23,063,245)	(7,374,305)
Change in Net Assets from Share Transactions(B)	(56,833,680)	33,611,918	(21,781,747)	(771,211)	50,868,017	177,091,677

Total Increase (Decrease) in Net Assets	(124,462,880)	29,933,205	(30,902,496)	2,378,927	(6,177,143)	189,883,420

Net Assets
Beginning of period	388,531,979	358,598,774	39,497,820	37,118,893	277,266,707	87,383,287
End of period	$264,069,099	$388,531,979	$8,595,324	$39,497,820	$271,089,564	$277,266,707
(A)	The Fund changed its fiscal year end from October 31 to September 30.
(B)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 96-98.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Dividend Equity Fund			Touchstone High Yield Fund		Touchstone Impact Bond Fund
For the Year Ended September 30, 2022	For the Eleven Months Ended September 30, 2021(A)	For the Year Ended October 31, 2020	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021

$53,646,220	$74,658,477	$231,627,728	$5,441,675	$8,786,402	$9,442,187	$7,077,303
129,178,514	693,404,709	(637,360,833)	(2,307,010)	7,075,942	(1,804,552)	1,304,822
(443,882,482)	199,414,510	(532,491,386)	(21,160,954)	4,489,032	(78,265,538)	(9,914,205)
(261,057,748)	967,477,696	(938,224,491)	(18,026,289)	20,351,376	(70,627,903)	(1,532,080)

(60,517,485)	(37,578,649)	(151,258,569)	(635,363)	(682,278)	(308,245)	(294,184)
—	(2,109,055)	(17,797,190)	—	—	—	—
(20,012,156)	(14,593,990)	(138,592,258)	(35,370)	(36,797)	(19,672)	(14,442)
(39,811,139)	(34,302,130)	(242,410,378)	(1,361,171)	(1,574,315)	(4,857,585)	(3,080,885)
(26,606)	(1,422)	—	(3,489,266)	(6,593,545)	(5,592,885)	(4,314,437)
(18,155)	(11)	—	—	—	(54)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(120,385,541)	(88,585,257)	(550,058,395)	(5,521,170)	(8,886,935)	(10,778,441)	(7,703,948)
(680,140,322)	(1,822,939,395)	(3,062,747,155)	(13,278,170)	(57,540,644)	128,133,121	53,261,500

(1,061,583,611)	(944,046,956)	(4,551,030,041)	(36,825,629)	(46,076,203)	46,726,777	44,025,472

3,706,297,091	4,650,344,047	9,201,374,088	139,419,862	185,496,065	435,825,971	391,800,499
$2,644,713,480	$3,706,297,091	$4,650,344,047	$102,594,233	$139,419,862	$482,552,748	$435,825,971

Statements of Changes in Net Assets (Continued)
	Touchstone International ESG Equity Fund		Touchstone Mid Cap Fund		Touchstone Mid Cap Value Fund
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
From Operations
Net investment income (loss)	$744,534	$362,539	$7,967,043	$5,125,933	$8,047,452	$3,143,017
Net realized gains (losses) on investments and foreign currency transactions	(1,296,139)	3,095,868	210,920,205	249,118,292	46,743,638	91,266,526
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,946,812)	2,792,476	(859,804,305)	621,005,091	(127,460,280)	179,982,199
Change in Net Assets from Operations	(12,498,417)	6,250,883	(640,917,057)	875,249,316	(72,669,190)	274,391,742

Distributions to Shareholders:
Distributed earnings, Class A	(698,433)	(48,775)	(4,115,987)	(2,210,139)	(1,024,882)	(17,884)
Distributed earnings, Class C	(136,481)	—	(2,578,283)	(1,691,858)	(262,128)	—
Distributed earnings, Class S	—	—	—	—	—	—
Distributed earnings, Class Y	(1,412,733)	(80,193)	(94,122,984)	(57,465,241)	(29,429,809)	(1,153,819)
Distributed earnings, Class Z	—	—	(1,548,497)	(1,244,341)	—	—
Distributed earnings, Institutional Class	(251)	(19)	(17,280,598)	(25,311,010)	(34,105,495)	(1,848,019)
Distributed earnings, Class R6	—	—	(18,048,845)	—	—	—
Return of capital, Class A	—	—	—	—	—	—
Return of capital, Class C	—	—	—	—	—	—
Return of capital, Class Y	—	—	—	—	—	—
Return of capital, Institutional Class	—	—	—	—	—	—
Total Distributions	(2,247,898)	(128,987)	(137,695,194)	(87,922,589)	(64,822,314)	(3,019,722)
Change in Net Assets from Share Transactions(A)	9,517,569	(76,211)	(44,043,632)	196,604,803	24,201,005	(79,179,049)

Total Increase (Decrease) in Net Assets	(5,228,746)	6,045,685	(822,655,883)	983,931,530	(113,290,499)	192,192,971

Net Assets
Beginning of period	33,383,512	27,337,827	4,829,947,364	3,846,015,834	875,194,990	683,002,019
End of period	$28,154,766	$33,383,512	$4,007,291,481	$4,829,947,364	$761,904,491	$875,194,990
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 99-102.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Sands Capital Select Growth Fund		Touchstone Small Cap Fund		Touchstone Small Cap Value Fund		Touchstone Ultra Short Duration Fixed Income Fund
For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021

$(32,342,865)	$(38,393,633)	$202,298	$613,344	$123,824	$115,710	$9,015,200	$6,477,833
(272,720,741)	1,041,558,717	4,588,403	17,883,246	6,334,093	5,693,285	(566,755)	175,982
(2,963,008,595)	141,728,022	(15,184,808)	9,656,923	(14,047,386)	24,049,244	(14,699,448)	2,532,844
(3,268,072,201)	1,144,893,106	(10,394,107)	28,153,513	(7,589,469)	29,858,239	(6,251,003)	9,186,659

(87,728,652)	(17,693,260)	(678,527)	(76,369)	(40,652)	(32,691)	(1,908,884)	(1,191,026)
(8,735,300)	(4,115,544)	(28,748)	(5,189)	(365)	(461)	(34,489)	(19,141)
—	—	—	—	—	—	(521,248)	(371,847)
(165,283,847)	(152,873,291)	(6,589,242)	(1,040,101)	(93,549)	(63,554)	(4,538,648)	(3,531,075)
(59,112,671)	(52,230,135)	—	—	—	—	(887,969)	(732,118)
(241,831,240)	(8,474)	(4,725,275)	(1,003,459)	(25,873)	(17,628)	(5,753,399)	(5,902,220)
(49,261,002)	(102,763)	—	—	—	—	—	—
—	—	—	—	(53,341)	(30,163)	—	—
—	—	—	—	(480)	(425)	—	—
—	—	—	—	(122,749)	(58,641)	—	—
—	—	—	—	(33,949)	(16,265)	—	—
(611,952,712)	(227,023,467)	(12,021,792)	(2,125,118)	(370,958)	(219,828)	(13,644,637)	(11,747,427)
(204,998,792)	3,177,487,521	17,957,994	(4,449,869)	(5,338,603)	(6,753,764)	(349,436,215)	88,853,009

(4,085,023,705)	4,095,357,160	(4,457,905)	21,578,526	(13,299,030)	22,884,647	(369,331,855)	86,292,241

6,352,197,565	2,256,840,405	94,960,627	73,382,101	76,150,018	53,265,371	1,073,002,897	986,710,656
$2,267,173,860	$6,352,197,565	$90,502,722	$94,960,627	$62,850,988	$76,150,018	$703,671,042	$1,073,002,897

Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Active Bond Fund				Touchstone Anti- Benchmark® International Core Equity Fund
	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A(C)
Proceeds from Shares issued	957,583	$9,919,979	1,581,041	$17,746,223	—	$—	—	$—
Proceeds from Shares issued in connection with reorganization	—	—	9,794,843	110,186,140	—	—	—	—
Reinvestment of distributions	395,728	4,046,156	224,230	2,513,018	—	—	—	—
Cost of Shares redeemed	(3,202,683)	(32,795,091)	(6,207,410)	(69,966,791)	—	—	—	—
Shares issued (reacquired) upon automatic conversion	—	—	—	—	—	—	—	—
Change from Class A Share Transactions	(1,849,372)	(18,828,956)	5,392,704	60,478,590	—	—	—	—
Class B(C)
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Share conversion in connection with reorganization	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Shares issued (reacquired) upon automatic conversion	—	—	—	—	—	—	—	—
Change from Class B Share Transactions	—	—	—	—	—	—	—	—
Class C
Proceeds from Shares issued	79,703	743,810	79,533	820,532	—	—	—	—
Proceeds from Shares issued in connection with reorganization	—	—	628,710	6,476,580	—	—	—	—
Reinvestment of distributions	16,301	153,510	8,702	89,500	—	—	—	—
Cost of Shares redeemed	(436,459)	(4,114,643)	(355,656)	(3,662,936)	—	—	—	—
Shares issued (reacquired) upon automatic conversion	—	—	—	—	—	—	—	—
Change from Class C Share Transactions	(340,455)	(3,217,323)	361,289	3,723,676	—	—	—	—
Class Y(D)
Proceeds from Shares issued	855,970	8,911,215	2,054,376	23,130,318	211	1,975	360	4,282
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	—	—
Reinvestment of distributions	190,004	1,942,507	172,216	1,928,699	2,678	27,448	382	4,531
Cost of Shares redeemed	(3,198,427)	(33,186,132)	(1,909,973)	(21,405,317)	(4,336)	(45,901)	—	—
Change from Class Y Share Transactions	(2,152,453)	(22,332,410)	316,619	3,653,700	(1,447)	(16,478)	742	8,813
Institutional Class
Proceeds from Shares issued	2,468,132	25,699,815	1,734,665	19,494,859	91,092	936,175	26,082	312,372
Reinvestment of distributions	244,595	2,496,364	242,823	2,719,478	351,924	3,622,949	60,238	714,426
Cost of Shares redeemed	(4,095,927)	(40,651,170)	(5,014,127)	(56,458,385)	(2,582,071)	(26,324,393)	(152,975)	(1,806,822)
Change from Institutional Class Share Transactions	(1,383,200)	(12,454,991)	(3,036,639)	(34,244,048)	(2,139,055)	(21,765,269)	(66,655)	(780,024)
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	(5,725,480)	$(56,833,680)	3,033,973	$33,611,918	(2,140,502)	$(21,781,747)	(65,913)	$(771,211)
(A)	Represents the period from commencement of operations (July 19, 2021 and August 2, 2021) through September 30, 2021 for Institutional Class shares and Class R6 shares, respectively.
(B)	The Fund changed its fiscal year end from October 31 to September 30.
(C)	Effective July 16, 2021, Class B shares of the AIG Focused Dividend Strategy Fund were reorganized into Class A shares of the Touchstone Dividend Equity Fund.
(D)	Effective July 16, 2021, Class W shares of the AIG Senior Floating Rate Fund and the AIG Focused Dividend Strategy Fund were reorganized into Class Y shares of the Touchstone Ares Credit Opportunities Fund and the Touchstone Dividend Equity Fund, respectively.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Ares Credit Opportunities Fund				Touchstone Dividend Equity Fund
For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2022		For the Eleven Months Ended September 30, 2021(A) (B)		For the Year Ended October 31, 2020
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,639,584	$25,845,071	953,296	$9,677,433	11,750,580	$203,025,882	18,284,009	$305,544,840	32,491,602	$486,460,585
—	—	13,726,507	141,260,445	—	—	11,403,748	196,261,607	—	—
921,673	8,914,419	169,953	1,734,106	2,841,172	48,934,804	1,811,037	30,101,529	8,170,831	127,355,567
(3,723,221)	(35,720,836)	(1,919,910)	(19,609,644)	(22,337,515)	(384,510,078)	(46,557,495)	(778,744,677)	(62,833,118)	(942,900,578)
—	—	—	—	—	—	—	—	1,460,932	21,639,786
(161,964)	(961,346)	12,929,846	133,062,340	(7,745,763)	(132,549,392)	(15,058,701)	(246,836,701)	(20,709,753)	(307,444,640)

—	—	—	—	—	—	136,950	2,217,290	635,537	9,704,526
—	—	—	—	—	—	111,727	1,822,664	980,773	15,306,408
—	—	—	—	—	—	(9,181,258)	(156,710,795)	—	—
—	—	—	—	—	—	(3,577,145)	(58,419,158)	(6,740,251)	(99,688,786)
—	—	—	—	—	—	—	—	(211,231)	(3,035,073)
—	—	—	—	—	—	(12,509,726)	(211,089,999)	(5,335,172)	(77,712,925)

401,575	3,728,162	198,200	1,956,744	537,535	9,218,520	1,335,140	21,782,502	4,570,086	69,249,503
—	—	3,149,581	31,321,283	—	—	264,762	4,518,475	—	—
195,986	1,843,314	36,177	356,730	1,099,871	18,952,270	827,808	13,554,365	7,429,473	116,019,169
(1,613,128)	(14,997,904)	(508,343)	(5,019,285)	(17,454,612)	(298,835,024)	(34,119,489)	(562,501,490)	(73,315,974)	(1,083,852,691)
—	—	—	—	—	—	—	—	(1,263,663)	(18,604,713)
(1,015,567)	(9,426,428)	2,875,615	28,615,472	(15,817,206)	(270,664,234)	(31,691,779)	(522,646,148)	(62,580,078)	(917,188,732)

13,774,144	135,923,029	5,664,582	58,278,512	4,261,170	73,385,940	10,482,598	173,072,737	27,504,922	416,610,757
—	—	1,935,037	20,196,958	—	—	2,988,813	51,352,080	—	—
1,067,587	10,399,285	294,373	3,005,542	1,816,271	31,267,102	1,599,069	26,426,043	12,165,668	190,671,524
(8,938,113)	(85,234,791)	(2,133,266)	(21,900,451)	(22,291,593)	(384,019,103)	(66,132,757)	(1,093,538,113)	(158,495,499)	(2,367,683,139)
5,903,618	61,087,523	5,760,726	59,580,561	(16,214,152)	(279,366,061)	(51,062,277)	(842,687,253)	(118,824,909)	(1,760,400,858)

262,123	2,736,235	154,880	1,589,436	74,586	1,304,989	43,758	746,709	—	—
30,343	302,575	165,580	1,665,750	1,580	26,607	84	1,422	—	—
(296,440)	(2,870,542)	(4,536,711)	(47,421,882)	(34,338)	(595,734)	(25,246)	(429,936)	—	—
(3,974)	168,268	(4,216,251)	(44,166,696)	41,828	735,862	18,596	318,195	—	—

—	—	—	—	109,749	1,818,544	144	2,500	—	—
—	—	—	—	1,165	18,155	1	11	—	—
—	—	—	—	(7,991)	(133,196)	—	—	—	—
—	—	—	—	102,923	1,703,503	145	2,511	—	—
4,722,113	$50,868,017	17,349,936	$177,091,677	(39,632,370)	$(680,140,322)	(110,303,742)	$(1,822,939,395)	(207,449,912)	$(3,062,747,155)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone High Yield Fund				Touchstone Impact Bond Fund
	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2022(A)		For the Year Ended September 30, 2021
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,703,585	$13,262,426	1,566,811	$12,966,425	377,375	$3,620,779	901,622	$9,649,457
Reinvestment of distributions	72,853	555,192	73,113	599,939	18,750	184,581	22,409	239,040
Cost of Shares redeemed	(1,841,082)	(14,290,976)	(1,684,115)	(13,909,317)	(767,068)	(7,359,721)	(750,021)	(8,017,527)
Change from Class A Share Transactions	(64,644)	(473,358)	(44,191)	(342,953)	(370,943)	(3,554,361)	174,010	1,870,970
Class C
Proceeds from Shares issued	81,683	676,334	6,419	52,516	44,867	420,512	47,117	503,565
Reinvestment of distributions	2,706	20,722	4,205	34,328	1,705	16,769	1,104	11,798
Cost of Shares redeemed	(81,164)	(647,943)	(69,525)	(567,351)	(41,260)	(395,172)	(54,392)	(576,886)
Change from Class C Share Transactions	3,225	49,113	(58,901)	(480,507)	5,312	42,109	(6,171)	(61,523)
Class Y
Proceeds from Shares issued	286,693	2,317,767	927,706	7,935,403	12,496,494	119,881,821	10,483,459	112,124,601
Reinvestment of distributions	171,525	1,351,066	184,449	1,558,178	473,335	4,616,308	265,494	2,835,648
Cost of Shares redeemed	(1,414,473)	(11,332,097)	(1,027,444)	(8,666,870)	(6,343,321)	(61,579,622)	(5,408,326)	(57,650,536)
Change from Class Y Share Transactions	(956,255)	(7,663,264)	84,711	826,711	6,626,508	62,918,507	5,340,627	57,309,713
Class Z
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class Z Share Transactions	—	—	—	—	—	—	—	—
Institutional Class
Proceeds from Shares issued	1,854,683	14,764,264	9,988,999	84,709,298	12,052,534	116,919,483	4,823,496	51,565,488
Reinvestment of distributions	441,962	3,460,147	773,258	6,527,173	478,417	4,684,703	347,131	3,707,296
Cost of Shares redeemed	(2,839,482)	(23,415,072)	(17,418,797)	(148,780,366)	(5,487,283)	(52,879,874)	(5,736,474)	(61,130,444)
Change from Institutional Class Share Transactions	(542,837)	(5,190,661)	(6,656,540)	(57,543,895)	7,043,668	68,724,312	(565,847)	(5,857,660)
Class R6
Proceeds from Shares issued	—	—	—	—	237	2,500	—	—
Reinvestment of distributions	—	—	—	—	6	54	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	243	2,554	—	—
Change from Share Transactions	(1,560,511)	$(13,278,170)	(6,674,921)	$(57,540,644)	13,304,788	$128,133,121	4,942,619	$53,261,500
(A)	Represents the period from commencement of operations (November 22, 2021) through September 30, 2022 for Class R6 shares.
(B)	Represents the period from commencement of operations (February 22, 2021) through September 30, 2021 for Class R6 shares.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone International ESG Equity Fund				Touchstone Mid Cap Fund
For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021(B)
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

116,562	$954,882	392,101	$3,253,480	806,631	$36,571,813	1,056,622	$48,021,108
73,968	649,137	5,449	46,211	71,397	3,424,450	43,425	1,864,324
(209,255)	(1,607,984)	(849,981)	(7,474,932)	(1,010,446)	(44,572,673)	(804,599)	(36,519,129)
(18,725)	(3,965)	(452,431)	(4,175,241)	(132,418)	(4,576,410)	295,448	13,366,303

8,247	68,824	3,336	29,600	231,373	9,571,863	527,048	22,032,167
15,724	136,482	—	—	54,254	2,397,489	39,173	1,562,270
(144,085)	(1,170,984)	(250,238)	(2,163,270)	(540,733)	(22,486,612)	(634,832)	(26,906,601)
(120,114)	(965,678)	(246,902)	(2,133,670)	(255,106)	(10,517,260)	(68,611)	(3,312,164)

882,406	6,984,426	1,040,078	9,287,340	22,336,268	1,015,673,212	29,528,367	1,339,183,765
157,788	1,385,068	9,218	77,978	1,751,887	85,423,942	1,191,861	51,892,782
(856,963)	(6,436,665)	(356,297)	(3,132,637)	(22,546,804)	(1,030,111,093)	(23,432,626)	(1,086,466,153)
183,231	1,932,829	692,999	6,232,681	1,541,351	70,986,061	7,287,602	304,610,394

—	—	—	—	130,091	5,766,393	294,301	13,056,057
—	—	—	—	32,503	1,546,815	29,122	1,240,929
—	—	—	—	(368,822)	(16,442,723)	(1,136,353)	(49,001,380)
—	—	—	—	(206,228)	(9,129,515)	(812,930)	(34,704,394)

1,100,440	9,428,318	—	—	11,899,790	549,099,520	11,851,354	551,714,234
29	251	2	19	284,657	13,929,716	305,343	13,325,183
(111,545)	(874,186)	—	—	(16,217,258)	(752,215,758)	(26,681,385)	(1,270,666,182)
988,924	8,554,383	2	19	(4,032,811)	(189,186,522)	(14,524,688)	(705,626,765)

—	—	—	—	4,712,206	214,624,639	13,812,160	664,476,348
—	—	—	—	44,138	2,160,530	—	—
—	—	—	—	(2,621,084)	(118,405,155)	(877,851)	(42,204,919)
—	—	—	—	2,135,260	98,380,014	12,934,309	622,271,429
1,033,316	$9,517,569	(6,332)	$(76,211)	(949,952)	$(44,043,632)	5,111,130	$196,604,803

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Mid Cap Value Fund				Touchstone Sands Capital Select Growth Fund^
	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	178,116	$4,123,820	179,118	$3,742,466	3,523,376	$53,585,937	4,489,061	$85,327,200
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	31,777,096	621,944,594
Reinvestment of distributions	37,968	887,520	777	15,458	4,519,112	78,722,927	726,547	12,765,441
Cost of Shares redeemed	(145,632)	(3,318,663)	(194,259)	(4,301,475)	(10,318,484)	(133,480,712)	(5,675,525)	(109,088,540)
Change from Class A Share Transactions	70,452	1,692,677	(14,364)	(543,551)	(2,275,996)	(1,171,848)	31,317,179	610,948,695
Class C
Proceeds from Shares issued	67,979	1,494,741	44,231	975,312	251,663	3,430,566	444,102	8,806,047
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	2,407,486	48,772,136
Reinvestment of distributions	11,605	260,768	—	—	490,793	8,587,815	223,106	4,077,626
Cost of Shares redeemed	(54,422)	(1,197,286)	(64,635)	(1,390,188)	(1,782,102)	(25,452,609)	(1,520,323)	(30,198,698)
Change from Class C Share Transactions	25,162	558,223	(20,404)	(414,876)	(1,039,646)	(13,434,228)	1,554,371	31,457,111
Class Y(A)
Proceeds from Shares issued	3,289,801	76,964,313	4,976,510	107,646,472	22,865,882	333,989,648	26,427,558	552,879,177
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	2,050,915	44,517,985
Reinvestment of distributions	1,239,623	29,116,578	53,819	1,141,546	7,425,758	145,396,335	6,900,842	134,290,391
Cost of Shares redeemed	(4,051,666)	(93,632,765)	(6,000,984)	(128,777,432)	(42,774,802)	(610,441,703)	(40,208,134)	(869,420,564)
Change from Class Y Share Transactions	477,758	12,448,126	(970,655)	(19,989,414)	(12,483,162)	(131,055,720)	(4,828,819)	(137,733,011)
Class Z
Proceeds from Shares issued	—	—	—	—	1,962,538	26,430,355	2,349,120	44,465,418
Reinvestment of distributions	—	—	—	—	3,380,155	58,949,906	2,953,208	51,976,461
Cost of Shares redeemed	—	—	—	—	(8,475,809)	(107,741,495)	(6,168,500)	(116,963,273)
Change from Class Z Share Transactions	—	—	—	—	(3,133,116)	(22,361,234)	(866,172)	(20,521,394)
Institutional Class
Proceeds from Shares issued	4,801,311	112,469,588	7,159,517	157,885,918	91,188,349	1,146,837,317	34,707,619	738,829,312
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	128,604,796	2,547,803,595
Reinvestment of distributions	1,156,963	27,326,336	73,904	1,599,620	11,423,614	223,902,843	435	8,474
Cost of Shares redeemed	(5,581,086)	(130,293,945)	(10,054,747)	(217,716,746)	(125,778,987)	(1,548,133,917)	(50,472,388)	(1,076,340,071)
Change from Institutional Class Share Transactions	377,188	9,501,979	(2,821,326)	(58,231,208)	(23,167,024)	(177,393,757)	112,840,462	2,210,301,310
Class R6
Proceeds from Shares issued	—	—	—	—	19,742,464	266,770,160	23,160,816	511,629,011
Reinvestment of distributions	—	—	—	—	2,425,351	47,536,886	5,281	102,763
Cost of Shares redeemed	—	—	—	—	(15,112,322)	(173,889,051)	(1,357,750)	(28,696,964)
Change from Class R6 Share Transactions	—	—	—	—	7,055,493	140,417,995	21,808,347	483,034,810
Change from Share Transactions	950,560	$24,201,005	(3,826,749)	$(79,179,049)	(35,043,451)	$(204,998,792)	161,825,368	$3,177,487,521
^	The September 30, 2022 and September 30, 2021 Class C share amounts relating to Proceeds from Shares issued, Proceeds from Shares issued in connection with reorganization, Reinvestment of distributions, Cost of Shares redeemed, and Change from Class C Share Transactions as well as Change from Share transactions were updated to reflect the effect of a 1 for 0.796098 reverse stock split for Class C shares on October 14, 2022 (See Note 10 in the Notes to Financial Statements).
(A)	Effective July 16, 2021, Class W shares of the AIG Focused Growth Fund were reorganized into Class Y shares of the Touchstone Sands Capital Select Growth Fund.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Small Cap Fund				Touchstone Small Cap Value Fund
For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

29,607	$398,907	43,246	$590,663	24,852	$818,331	42,845	$1,116,437
—	—	—	—	—	—	—	—
47,532	622,960	5,640	70,614	2,627	91,456	2,306	60,923
(86,799)	(1,094,775)	(93,218)	(1,222,383)	(54,906)	(1,801,263)	(89,797)	(2,685,709)
(9,660)	(72,908)	(44,332)	(561,106)	(27,427)	(891,476)	(44,646)	(1,508,349)

9,171	104,830	38,275	492,935	981	30,476	4,097	116,576
—	—	—	—	—	—	—	—
2,469	28,748	381	4,341	25	845	32	817
(10,560)	(116,965)	(54,615)	(663,938)	(9,147)	(285,716)	(8,879)	(252,956)
1,080	16,613	(15,959)	(166,662)	(8,141)	(254,395)	(4,750)	(135,563)

1,316,326	16,731,539	746,342	10,272,999	211,395	6,709,161	129,975	3,908,356
—	—	—	—	—	—	—	—
488,405	6,524,237	79,888	1,025,095	6,268	214,254	4,571	120,978
(537,971)	(6,903,222)	(717,298)	(9,747,622)	(318,952)	(10,279,221)	(228,926)	(6,501,791)
1,266,760	16,352,554	108,932	1,550,472	(101,289)	(3,355,806)	(94,380)	(2,472,457)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

674,179	8,378,000	1,174,009	15,984,215	38,296	1,271,519	42,781	1,285,210
—	—	—	—	—	—	—	—
355,283	4,724,892	78,422	1,002,693	700	23,622	495	13,106
(885,718)	(11,441,157)	(1,630,878)	(22,259,481)	(64,963)	(2,132,067)	(140,813)	(3,935,711)
143,744	1,661,735	(378,447)	(5,272,573)	(25,967)	(836,926)	(97,537)	(2,637,395)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,401,924	$17,957,994	(329,806)	$(4,449,869)	(162,824)	$(5,338,603)	(241,313)	$(6,753,764)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Ultra Short Duration Fixed Income Fund
	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	4,600,658	$41,866,137	4,686,457	$43,241,421
Reinvestment of distributions	200,685	1,821,816	123,448	1,139,270
Cost of Shares redeemed	(6,573,211)	(59,713,757)	(2,612,393)	(24,114,385)
Change from Class A Share Transactions	(1,771,868)	(16,025,804)	2,197,512	20,266,306
Class C
Proceeds from Shares issued	443,252	4,024,638	133,907	1,237,687
Reinvestment of distributions	2,359	21,374	810	7,479
Cost of Shares redeemed	(350,793)	(3,188,945)	(244,873)	(2,263,008)
Change from Class C Share Transactions	94,818	857,067	(110,156)	(1,017,842)
Class S
Proceeds from Shares issued	14,097	128,000	1,605,257	14,831,783
Reinvestment of distributions	55,818	506,788	38,145	352,177
Cost of Shares redeemed	(1,026,930)	(9,373,454)	(2,605,972)	(24,063,147)
Change from Class S Share Transactions	(957,015)	(8,738,666)	(962,570)	(8,879,187)
Class Y
Proceeds from Shares issued	23,384,051	213,007,246	17,600,835	162,587,751
Reinvestment of distributions	398,408	3,620,579	291,545	2,691,868
Cost of Shares redeemed	(28,167,532)	(256,261,950)	(17,423,646)	(160,851,675)
Change from Class Y Share Transactions	(4,385,073)	(39,634,125)	468,734	4,427,944
Class Z
Proceeds from Shares issued	1,547,953	14,110,958	2,629,137	24,264,471
Reinvestment of distributions	97,336	884,392	78,837	727,666
Cost of Shares redeemed	(4,224,808)	(38,428,153)	(3,875,990)	(35,793,520)
Change from Class Z Share Transactions	(2,579,519)	(23,432,803)	(1,168,016)	(10,801,383)
Institutional Class
Proceeds from Shares issued	12,899,131	118,098,349	41,003,304	378,229,514
Reinvestment of distributions	575,348	5,232,249	597,097	5,507,609
Cost of Shares redeemed	(42,326,295)	(385,792,482)	(32,400,298)	(298,879,952)
Change from Institutional Class Share Transactions	(28,851,816)	(262,461,884)	9,200,103	84,857,171
Change from Share Transactions	(38,450,473)	$(349,436,215)	9,625,607	$88,853,009
See accompanying Notes to Financial Statements.

Financial Highlights
Touchstone Active Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$10.47	$0.23	$(0.43)	$(0.20)	$(0.26)	$ — (2)	$(0.26)	$10.01	(1.87)%	$133,083	0.90%	0.97%	2.34%	448%(3)
09/30/19	10.01	0.27	0.68	0.95	(0.28)	—	(0.28)	10.68	9.68	127,502	0.90	1.00	2.68	235
09/30/20	10.68	0.28(4)	0.55	0.83	(0.28)	—	(0.28)	11.23	7.91	128,086	0.90	0.95	2.54	261
09/30/21	11.23	0.22(4)	(0.10)	0.12	(0.23)	—	(0.23)	11.12	1.10	186,813	0.90	0.93	1.99	144(5)
09/30/22	11.12	0.23(4)	(2.04)	(1.81)	(0.25)	(0.03)	(0.28)	9.03	(16.52)	135,000	0.85	0.93	2.20	159
Class C
09/30/18	$9.68	$0.20	$(0.46)	$(0.26)	$(0.19)	$ — (2)	$(0.19)	$9.23	(2.64)%	$23,807	1.65%	1.79%	1.59%	448%(3)
09/30/19	9.23	0.12	0.68	0.80	(0.21)	—	(0.21)	9.82	8.83	11,743	1.65	1.85	1.93	235
09/30/20	9.82	0.18(4)	0.51	0.69	(0.21)	—	(0.21)	10.30	7.11	5,618	1.65	1.93	1.79	261
09/30/21	10.30	0.13(4)	(0.09)	0.04	(0.16)	—	(0.16)	10.18	0.39	9,229	1.64	1.93	1.25	144(5)
09/30/22	10.18	0.14(4)	(1.87)	(1.73)	(0.18)	(0.03)	(0.21)	8.24	(17.17)	4,667	1.58	1.89	1.46	159
Class Y
09/30/18	$10.46	$0.26	$(0.43)	$(0.17)	$(0.29)	$ — (2)	$(0.29)	$10.00	(1.62)%	$165,937	0.65%	0.70%	2.59%	448%(3)
09/30/19	10.00	0.31	0.67	0.98	(0.31)	—	(0.31)	10.67	9.96	90,336	0.65	0.73	2.93	235
09/30/20	10.67	0.30(4)	0.56	0.86	(0.31)	—	(0.31)	11.22	8.18	90,235	0.65	0.73	2.79	261
09/30/21	11.22	0.25(4)	(0.10)	0.15	(0.26)	—	(0.26)	11.11	1.35	92,882	0.65	0.70	2.24	144(5)
09/30/22	11.11	0.25(4)	(2.03)	(1.78)	(0.28)	(0.03)	(0.31)	9.02	(16.32)	56,003	0.60	0.68	2.44	159
Institutional Class
09/30/18	$10.46	$0.27	$(0.43)	$(0.16)	$(0.30)	$ — (2)	$(0.30)	$10.00	(1.54)%	$38,715	0.57%	0.66%	2.67%	448%(3)
09/30/19	10.00	0.30	0.69	0.99	(0.32)	—	(0.32)	10.67	10.06	96,477	0.57	0.66	3.01	235
09/30/20	10.67	0.31(4)	0.56	0.87	(0.32)	—	(0.32)	11.22	8.23	134,659	0.57	0.63	2.87	261
09/30/21	11.22	0.26(4)	(0.10)	0.16	(0.27)	—	(0.27)	11.11	1.43	99,607	0.57	0.61	2.32	144(5)
09/30/22	11.11	0.26(4)	(2.04)	(1.78)	(0.28)	(0.03)	(0.31)	9.02	(16.26)	68,399	0.52	0.59	2.53	159
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Less than $0.005 per share.
(3)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes the purchases and sales of securities of the AIG U.S. Government Securities Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Anti-Benchmark® International Core Equity Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class Y
09/30/19(1)	$10.00	$0.24	$(0.03)	$0.21	$(0.01)	$ —	$(0.01)	$10.20	2.13%(2)	$3	0.69%(3)	373.97%(3)	2.74%(3)	117%(2)(4)
09/30/20	10.20	0.08	0.81	0.89	(0.23)	—	(0.23)	10.86	8.74	243	0.69	9.11	1.43	79
09/30/21	10.86	0.16	0.96	1.12	(0.20)	—	(0.20)	11.78	10.32	272	0.69	3.40	1.34	62
09/30/22	11.78	0.17(5)	(3.53)	(3.36)	(0.35)	(0.91)	(1.26)	7.16	(31.55)	155	0.69	4.49	1.81	84
Institutional Class
09/30/19(1)	$10.00	$0.21	$—	$0.21	$(0.01)	$ —	$(0.01)	$10.20	2.14%(2)	$36,710	0.59%(3)	1.13%(3)	2.84%(3)	117%(2)(4)
09/30/20	10.20	0.17	0.75	0.92	(0.24)	—	(0.24)	10.88	9.00	36,876	0.59	0.96	1.53	79
09/30/21	10.88	0.18	0.96	1.14	(0.22)	—	(0.22)	11.80	10.43	39,225	0.59	0.97	1.44	62
09/30/22	11.80	0.19(5)	(3.49)	(3.30)	(0.46)	(0.91)	(1.37)	7.13	(31.26)	8,440	0.59	1.52	1.91	84
(1)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover excludes securities received from processing a subscription-in-kind.
(5)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ares Credit Opportunities Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Return of capital	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/18	$10.41	$0.49	$(0.13)	$0.36	$(0.53)	$ (0.28)	$ —	$(0.81)	$9.96	3.50%	$153	1.76%	10.00%	5.00%	70%
06/30/19	9.96	0.52	0.12	0.64	(0.54)	(0.11)	—	(0.65)	9.95	6.69	226	1.55	7.56	5.46	94
09/30/19(4)	9.95	0.20	0.04	0.24	(0.12)	(0.04)	—	(0.16)	10.03	1.40(5)	7,239	1.18(6)	2.55(6)	5.43(6)	28(5)(7)
09/30/20	10.03	0.57	(0.61)	(0.04)	(0.54)	—	—	(0.54)	9.45	(0.29)	5,597	1.18	1.61	5.90	115
09/30/21	9.45	0.47(8)	1.07	1.54	(0.53)	—	—	(0.53)	10.46	16.67	141,422	1.09	1.32	4.45	135(9)
09/30/22	10.46	0.47(8)	(1.53)	(1.06)	(0.43)	(0.32)	(0.01)	(0.76)	8.64	(10.60)	115,483	1.07	1.26	4.87	72
Class C
06/30/18	$10.44	$0.44	$(0.15)	$0.29	$(0.45)	$ (0.28)	$ —	$(0.73)	$10.00	2.69%	$22	2.51%	34.60%	4.25%	70%
06/30/19	10.00	0.43	0.14	0.57	(0.48)	(0.11)	—	(0.59)	9.98	5.97	127	2.26	11.81	4.75	94
09/30/19(4)	9.98	0.19	(0.27)	(0.08)	(0.11)	(0.04)	—	(0.15)	9.75	1.15(5)	4,538	1.93(6)	3.62(6)	4.68(6)	28(5)(7)
09/30/20	9.75	0.52	(0.62)	(0.10)	(0.47)	—	—	(0.47)	9.18	(0.98)	2,246	1.93	2.61	5.15	115
09/30/21	9.18	0.40(8)	1.02	1.42	(0.47)	—	—	(0.47)	10.13	15.79	31,605	1.56	2.17	3.98	135(9)
09/30/22	10.13	0.42(8)	(1.47)	(1.05)	(0.40)	(0.32)	(0.01)	(0.73)	8.35	(11.01)	17,575	1.47	2.05	4.47	72
Class Y
06/30/18	$10.41	$0.50	$(0.12)	$0.38	$(0.55)	$ (0.28)	$ —	$(0.83)	$9.96	3.73%	$444	1.51%	4.29%	5.25%	70%
06/30/19	9.96	0.60	0.06	0.66	(0.56)	(0.11)	—	(0.67)	9.95	7.05	11,356	1.09	1.71	5.93	94
09/30/19(4)	9.95	0.17	0.21	0.38	(0.13)	(0.04)	—	(0.17)	10.16	1.54(5)	47,483	0.93(6)	1.60(6)	5.68(6)	28(5)(7)
09/30/20	10.16	0.59	(0.62)	(0.03)	(0.56)	—	—	(0.56)	9.57	(0.13)	36,558	0.93	1.20	6.15	115
09/30/21	9.57	0.48(8)	1.11	1.59	(0.55)	—	—	(0.55)	10.61	16.98	101,613	0.88	1.07	4.66	135(9)
09/30/22	10.61	0.49(8)	(1.54)	(1.05)	(0.45)	(0.32)	(0.01)	(0.78)	8.78	(10.47)	135,892	0.87	1.02	5.07	72
Institutional Class
06/30/18	$10.41	$0.55	$(0.16)	$0.39	$(0.56)	$ (0.28)	$ —	$(0.84)	$9.96	3.85%	$51,715	1.41%	1.59%	5.35%	70%
06/30/19	9.96	0.58	0.09	0.67	(0.57)	(0.11)	—	(0.68)	9.95	7.04	47,531	1.24	1.50	5.78	94
09/30/19(4)	9.95	0.15	0.29	0.44	(0.13)	(0.04)	—	(0.17)	10.22	1.57(5)	48,158	0.83(6)	1.36(6)	5.78(6)	28(5)(7)
09/30/20	10.22	0.61	(0.63)	(0.02)	(0.57)	—	—	(0.57)	9.63	(0.02)	42,982	0.83	1.06	6.25	115
09/30/21	9.63	0.49(8)	1.12	1.61	(0.56)	—	—	(0.56)	10.68	17.07	2,627	0.78	0.97	4.76	135(9)
09/30/22	10.68	0.51(8)	(1.56)	(1.05)	(0.46)	(0.32)	(0.01)	(0.79)	8.84	(10.39)	2,139	0.77	1.15	5.17	72
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.03%, 1.04%, 1.08%, 1.08%, 1.45% and 1.69%, for Class C was 1.43%, 1.51%, 1.83%, 1.83%, 2.16% and 2.44%, for Class Y was 0.83%, 0.83%, 0.83%, 0.83%, 0.99% and 1.44%, and for Institutional Class was 0.73% 0.73%, 0.73%, 0.73%, 1.14% and 1.34% for the years ended September 30, 2022, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019 and 2018, respectively.
(3)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.22%, 1.27%, 1.51%, 2.45%, 7.46% and 9.93%, for Class C was 2.01%, 2.12%, 2.51%, 3.52%, 11.71% and 34.53%, for Class Y was 0.98%, 1.02%, 1.10%, 1.50%, 1.61% and 4.22%, and for Institutional Class was 1.11%, 0.92%, 0.96%, 1.26%, 1.40% and 1.52% for the years ended September 30, 2022, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019 and 2018, respectively.
(4)	The Fund changed its fiscal year end from June 30 to September 30.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Ares Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.
(8)	The net investment income per share was based on average shares outstanding for the period.
(9)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Dynamic Diversified Income Fund and the AIG Senior Floating Rate Fund acquired on June 25, 2021 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Dividend Equity Fund
Period ended	Net asset value at beginning of period	Net investment income(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
10/31/17	$16.66	$0.45	$2.28	$2.73	$(0.54)	$ (0.04)	$(0.58)	$18.81	16.57%	$4,598,192	1.04%	1.04%	2.52%	45%
10/31/18	18.81	0.47	0.15	0.62	(0.44)	(1.44)	(1.88)	17.55	3.03	3,570,189	1.04	1.04	2.57	38
10/31/19	17.55	0.50	0.39	0.89	(0.49)	(0.78)	(1.27)	17.17	5.42	2,381,987	1.05	1.05	2.90	37
10/31/20	17.17	0.55	(2.42)	(1.87)	(0.60)	(0.58)	(1.18)	14.12	(11.33)	1,666,379	1.09	1.09	3.60	68
09/30/21(3)	14.12	0.29	2.83	3.12	(0.36)	—	(0.36)	16.88	22.13(4)	1,737,804	1.09(5)	1.09(5)	1.91(5)	83(4)(6)
09/30/22	16.88	0.28	(1.87)	(1.59)	(0.30)	(0.31)	(0.61)	14.68	(9.90)	1,398,059	0.99	1.00	1.64	12
Class C
10/31/17	$16.53	$0.33	$2.26	$2.59	$(0.43)	$ (0.04)	$(0.47)	$18.65	15.80%	$3,682,928	1.69%	1.69%	1.87%	45%
10/31/18	18.65	0.35	0.14	0.49	(0.32)	(1.44)	(1.76)	17.38	2.31	3,142,587	1.69	1.69	1.92	38
10/31/19	17.38	0.38	0.39	0.77	(0.37)	(0.78)	(1.15)	17.00	4.78	2,421,728	1.70	1.70	2.27	37
10/31/20	17.00	0.47	(2.40)	(1.93)	(0.50)	(0.58)	(1.08)	13.99	(11.89)	1,117,141	1.74	1.74	2.99	68
09/30/21(3)	13.99	0.19	2.80	2.99	(0.24)	—	(0.24)	16.74	21.38(4)	806,336	1.75(5)	1.77(5)	1.27(5)	83(4)(6)
09/30/22	16.74	0.16	(1.86)	(1.70)	(0.17)	(0.31)	(0.48)	14.56	(10.54)	471,273	1.69	1.76	0.94	12
Class Y
10/31/17	$16.65	$0.47	$2.29	$2.76	$(0.58)	$ (0.04)	$(0.62)	$18.79	16.80%	$5,499,586	0.84%	0.84%	2.67%	45%
10/31/18	18.79	0.51	0.15	0.66	(0.49)	(1.44)	(1.93)	17.52	3.21	5,289,972	0.84	0.84	2.77	38
10/31/19	17.52	0.53	0.39	0.92	(0.52)	(0.78)	(1.30)	17.14	5.66	4,094,116	0.85	0.85	3.13	37
10/31/20	17.14	0.61	(2.44)	(1.83)	(0.63)	(0.58)	(1.21)	14.10	(11.11)	1,691,794	0.88	0.88	3.83	68
09/30/21(3)(7)	14.10	0.33	2.81	3.14	(0.39)	—	(0.39)	16.85	22.33(4)	1,161,841	0.88(5)	0.88(5)	2.14(5)	83(4)(6)
09/30/22	16.85	0.32	(1.86)	(1.54)	(0.34)	(0.31)	(0.65)	14.66	(9.69)	772,987	0.74	0.74	1.89	12
Institutional Class
09/30/21(3)(8)	$17.02	$0.07	$(0.17)	$(0.10)	$(0.08)	$ —	$(0.08)	$16.84	(0.61)%(4)	$313	0.67%(5)	3.37%(5)	2.01%(5)	83%(4)(6)
09/30/22	16.84	0.33	(1.85)	(1.52)	(0.36)	(0.31)	(0.67)	14.65	(9.62)	885	0.67	1.80	1.97	12
Class R6
09/30/21(3)(9)	$17.34	$0.06	$(0.48)	$(0.42)	$(0.08)	$ —	$(0.08)	$16.84	(2.44)%(4)	$2	0.65%(5)	359.78%(5)	2.26%(5)	83%(4)(6)
09/30/22	16.84	0.32	(1.84)	(1.52)	(0.36)	(0.31)	(0.67)	14.65	(9.56)	1,510	0.65	1.76	1.99	12
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	The Fund changed its fiscal year end from October 31 to September 30.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover excludes the purchases and sales of securities by the AIG Select Dividend Growth Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(7)	Effective July 16, 2021, Class W shares of the AIG Focused Dividend Strategy Fund were reorganized into Class Y shares of the Fund.
(8)	Represents the period from commencement of operations (July 19, 2021) through September 30, 2021.
(9)	Represents the period from commencement of operations (August 2, 2021) through September 30, 2021.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone High Yield Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$8.43	$0.41	$(0.31)	$0.10	$(0.41)	$(0.41)	$8.12	1.24%	$12,457	1.05%	1.29%	4.76%	59%
09/30/19	8.12	0.40	0.16	0.56	(0.41)	(0.41)	8.27	7.08	14,642	1.05	1.28	4.95	63
09/30/20	8.27	0.39	(0.41)	(0.02)	(0.39)	(0.39)	7.86	(0.13)	14,578	1.05	1.25	4.84	89
09/30/21	7.86	0.36	0.48	0.84	(0.37)	(0.37)	8.33	10.84	15,081	1.05	1.21	4.35	96
09/30/22	8.33	0.33	(1.54)	(1.21)	(0.35)	(0.35)	6.77	(14.88)	11,824	1.05	1.26	4.33	57
Class C
09/30/18	$8.41	$0.34	$(0.30)	$0.04	$(0.35)	$(0.35)	$8.10	0.50%	$9,444	1.80%	2.00%	4.01%	59%
09/30/19	8.10	0.34	0.16	0.50	(0.35)	(0.35)	8.25	6.31	4,582	1.80	2.10	4.20	63
09/30/20	8.25	0.29	(0.37)	(0.08)	(0.33)	(0.33)	7.84	(0.89)	1,250	1.80	2.35	4.09	89
09/30/21	7.84	0.26	0.52	0.78	(0.31)	(0.31)	8.31	10.07	835	1.80	2.83	3.60	96
09/30/22	8.31	0.28	(1.54)	(1.26)	(0.30)	(0.30)	6.75	(15.55)	700	1.80	2.82	3.58	57
Class Y
09/30/18	$8.67	$0.44	$(0.32)	$0.12	$(0.44)	$(0.44)	$8.35	1.44%	$63,983	0.80%	0.88%	5.01%	59%
09/30/19	8.35	0.47	0.14	0.61	(0.44)	(0.44)	8.52	7.52	44,030	0.80	0.91	5.20	63
09/30/20	8.52	0.44	(0.45)	(0.01)	(0.42)	(0.42)	8.09	0.02	33,694	0.80	0.89	5.09	89
09/30/21	8.09	0.39	0.50	0.89	(0.40)	(0.40)	8.58	11.18	36,447	0.80	0.89	4.60	96
09/30/22	8.58	0.39	(1.62)	(1.23)	(0.37)	(0.37)	6.98	(14.70)	22,994	0.80	0.96	4.58	57
Institutional Class
09/30/18	$8.66	$0.44	$(0.30)	$0.14	$(0.45)	$(0.45)	$8.35	1.63%	$111,705	0.72%	0.76%	5.09%	59%
09/30/19	8.35	0.44	0.16	0.60	(0.44)	(0.44)	8.51	7.47	135,328	0.72	0.77	5.28	63
09/30/20	8.51	0.43	(0.42)	0.01	(0.43)	(0.43)	8.09	0.21	135,974	0.72	0.75	5.17	89
09/30/21	8.09	0.40	0.50	0.90	(0.41)	(0.41)	8.58	11.27	87,056	0.72	0.75	4.68	96
09/30/22	8.58	0.37	(1.59)	(1.22)	(0.38)	(0.38)	6.98	(14.63)	67,076	0.72	0.82	4.66	57
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Impact Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$10.13	$0.22	$(0.33)	$(0.11)	$(0.25)	$(0.25)	$9.77	(1.07)%	$5,697	0.85%	1.30%	2.25%	40%
09/30/19	9.77	0.23	0.69	0.92	(0.25)	(0.25)	10.44	9.59	10,083	0.85	1.19	2.28	22
09/30/20	10.44	0.19	0.37	0.56	(0.20)	(0.20)	10.80	5.46	16,509	0.85	1.03	1.83	21
09/30/21	10.80	0.15	(0.21)	(0.06)	(0.17)	(0.17)	10.57	(0.57)	17,997	0.84	0.93	1.43	24
09/30/22	10.57	0.18	(1.70)	(1.52)	(0.20)	(0.20)	8.85	(14.52)	11,777	0.76	0.93	1.79	19
Class C
09/30/18	$10.12	$0.16	$(0.35)	$(0.19)	$(0.18)	$(0.18)	$9.75	(1.94)%	$1,087	1.60%	2.78%	1.50%	40%
09/30/19	9.75	0.16	0.70	0.86	(0.18)	(0.18)	10.43	8.89	1,475	1.60	2.94	1.53	22
09/30/20	10.43	0.12	0.37	0.49	(0.13)	(0.13)	10.79	4.69	1,737	1.60	2.55	1.08	21
09/30/21	10.79	0.07	(0.21)	(0.14)	(0.09)	(0.09)	10.56	(1.32)	1,635	1.59	2.37	0.68	24
09/30/22	10.56	0.10	(1.69)	(1.59)	(0.13)	(0.13)	8.84	(15.18)	1,415	1.51	2.25	1.04	19
Class Y
09/30/18	$10.15	$0.24	$(0.33)	$(0.09)	$(0.28)	$(0.28)	$9.78	(0.92)%	$54,895	0.60%	0.67%	2.50%	40%
09/30/19	9.78	0.26	0.69	0.95	(0.28)	(0.28)	10.45	9.84	95,218	0.60	0.68	2.53	22
09/30/20	10.45	0.22	0.38	0.60	(0.23)	(0.23)	10.82	5.81	145,821	0.60	0.64	2.08	21
09/30/21	10.82	0.19	(0.22)	(0.03)	(0.20)	(0.20)	10.59	(0.32)	199,280	0.59	0.60	1.68	24
09/30/22	10.59	0.20	(1.70)	(1.50)	(0.23)	(0.23)	8.86	(14.37)	225,457	0.51	0.52	2.04	19
Institutional Class
09/30/18	$10.14	$0.26	$(0.33)	$(0.07)	$(0.29)	$(0.29)	$9.78	(0.72)%	$191,224	0.50%	0.60%	2.60%	40%
09/30/19	9.78	0.27	0.69	0.96	(0.29)	(0.29)	10.45	9.95	207,462	0.50	0.60	2.63	22
09/30/20	10.45	0.23	0.38	0.61	(0.24)	(0.24)	10.82	5.92	227,734	0.50	0.59	2.18	21
09/30/21	10.82	0.19	(0.21)	(0.02)	(0.21)	(0.21)	10.59	(0.22)	216,914	0.49	0.57	1.78	24
09/30/22	10.59	0.21	(1.70)	(1.49)	(0.24)	(0.24)	8.86	(14.29)	243,902	0.41	0.49	2.14	19
Class R6
09/30/22(2)	$10.51	$0.19	$(1.61)	$(1.42)	$(0.23)	$(0.23)	$8.86	(13.72)%(3)	$2	0.37%(4)	238.46%(4)	2.18%(4)	19%
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (November 22, 2021) through September 30, 2022.
(3)	Not annualized.
(4)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International ESG Equity Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$9.40	$0.24	$0.35	$0.59	$(0.23)	$ (0.18)	$(0.41)	$9.58	6.41%	$11,984	1.20%	1.41%	2.16%	68%
09/30/19	9.58	0.15	(0.29)	(0.14)	(0.17)	(0.77)	(0.94)	8.50	(0.81)	10,333	1.20	1.52	1.71	123
09/30/20	8.50	0.03	0.62	0.65	(0.02)	(1.69)	(1.71)	7.44	7.93	11,719	1.17	1.81	0.68	80
09/30/21	7.44	0.12	1.57	1.69	(0.03)	—	(0.03)	9.10	22.73	10,218	1.17	1.64	1.06	52
09/30/22	9.10	0.15	(2.66)	(2.51)	(0.12)	(0.50)	(0.62)	5.97	(29.67)	6,595	1.17	1.59	1.94	32
Class C
09/30/18	$9.39	$0.14	$0.38	$0.52	$(0.16)	$ (0.18)	$(0.34)	$9.57	5.62%	$19,455	1.95%	2.07%	1.41%	68%
09/30/19	9.57	0.09	(0.30)	(0.21)	(0.11)	(0.77)	(0.88)	8.48	(1.61)	10,691	1.95	2.16	1.05	123
09/30/20	8.48	(0.03)	0.64	0.61	(—)(2)	(1.69)	(1.69)	7.40	7.35	4,066	1.95	2.56	(0.10)	80
09/30/21	7.40	—	1.61	1.61	—	—	—	9.01	21.76	2,727	1.95	2.56	0.28	52
09/30/22	9.01	0.08	(2.64)	(2.56)	—	(0.50)	(0.50)	5.95	(30.16)	1,086	1.95	2.72	1.16	32
Class Y
09/30/18	$9.38	$0.23	$0.37	$0.60	$(0.25)	$ (0.18)	$(0.43)	$9.55	6.59%	$56,185	0.95%	0.99%	2.41%	68%
09/30/19	9.55	0.18	(0.30)	(0.12)	(0.19)	(0.77)	(0.96)	8.47	(0.57)	16,554	0.95	1.09	2.17	123
09/30/20	8.47	0.07	0.61	0.68	(0.03)	(1.69)	(1.72)	7.43	8.32	11,550	0.90	1.49	0.95	80
09/30/21	7.43	0.10	1.61	1.71	(0.05)	—	(0.05)	9.09	23.07	20,434	0.90	1.34	1.33	52
09/30/22	9.09	0.18	(2.66)	(2.48)	(0.12)	(0.50)	(0.62)	5.99	(29.43)	14,560	0.90	1.30	2.21	32
Institutional Class
09/30/19(3)	$8.05(4)	$(0.01)	$0.45	$0.44	$(0.01)	$ —	$(0.01)	$8.48	5.46%(5)	$3	0.89%(6)	2,643.52%(6)	(0.97)%(6)	123%
09/30/20	8.48	0.07	0.60	0.67	(0.03)	(1.69)	(1.72)	7.43	8.30	3	0.89	314.41	0.96	80
09/30/21	7.43	0.12	1.60	1.72	(0.05)	—	(0.05)	9.10	23.21	4	0.89	255.65	1.34	52
09/30/22	9.10	0.22	(2.70)	(2.48)	(0.14)	(0.50)	(0.64)	5.98	(29.41)	5,913	0.89	1.18	2.22	32

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Less than $0.005 per share.
(3)	Represents the period from commencement of operations (August 23, 2019) through September 30, 2019.
(4)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on August 23, 2019.
(5)	Not annualized.
(6)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$30.50	$0.01(4)	$4.79	$4.80	$—	$ (0.31)	$(0.31)	$34.99	15.83%	$36,824	1.24%	1.35%	0.04%	46%
09/30/19	34.99	0.05	5.00	5.05	(0.02)	(1.15)	(1.17)	38.87	15.34	61,772	1.23	1.36	0.19	25
09/30/20	38.87	0.03(4)	1.27	1.30	(0.24)	(0.89)	(1.13)	39.04	3.32	103,964	1.21	1.29	0.08	18
09/30/21	39.04	(0.07)(4)	8.33	8.26	(0.13)	(0.70)	(0.83)	46.47	21.34	137,477	1.22	1.23	(0.15)	21(6)
09/30/22	46.47	(0.05)(4)	(6.26)	(6.31)	(0.15)	(1.21)	(1.36)	38.80	(14.13)	109,653	1.23	1.23	(0.11)	15(6)
Class C
09/30/18	$29.02	$(0.22)(4)	$4.52	$4.30	$—	$ (0.31)	$(0.31)	$33.01	14.91%	$56,274	1.99%	2.08%	(0.71)%	46%
09/30/19	33.01	(0.17)	4.65	4.48	—	(1.15)	(1.15)	36.34	14.48	66,855	1.98	2.07	(0.56)	25
09/30/20	36.34	(0.23)(4)	1.16	0.93	—	(0.89)	(0.89)	36.38	2.54	78,959	1.96	2.00	(0.67)	18
09/30/21	36.38	(0.36)(4)	7.74	7.38	(0.06)	(0.70)	(0.76)	43.00	20.47	90,388	1.93	1.93	(0.86)	21(6)
09/30/22	43.00	(0.34)(4)	(5.74)	(6.08)	(0.07)	(1.21)	(1.28)	35.64	(14.71)	65,812	1.93	1.93	(0.81)	15(6)
Class Y
09/30/18	$30.77	$0.10(4)	$4.82	$4.92	$(0.05)	$ (0.31)	$(0.36)	$35.33	16.09%	$712,578	0.99%	1.05%	0.29%	46%
09/30/19	35.33	0.14	5.05	5.19	(0.04)	(1.15)	(1.19)	39.33	15.62	1,194,001	0.98	1.07	0.44	25
09/30/20	39.33	0.12(4)	1.28	1.40	(0.29)	(0.89)	(1.18)	39.55	3.57	2,443,232	0.96	1.00	0.33	18
09/30/21	39.55	0.05(4)	8.44	8.49	(0.16)	(0.70)	(0.86)	47.18	21.64	3,258,367	0.97(7)	0.93	0.10	21(6)
09/30/22	47.18	0.08(4)	(6.36)	(6.28)	(0.18)	(1.21)	(1.39)	39.51	(13.87)	2,789,008	0.94(7)	0.95	0.17	15(6)
Class Z
09/30/18	$30.32	$0.01(4)	$4.76	$4.77	$—	$ (0.31)	$(0.31)	$34.78	15.83%	$20,464	1.24%	1.40%	0.04%	46%
09/30/19	34.78	0.05	4.96	5.01	(0.02)	(1.15)	(1.17)	38.62	15.32	61,657	1.22	1.37	0.19	25
09/30/20	38.62	0.03(4)	1.25	1.28	(0.26)	(0.89)	(1.15)	38.75	3.30	77,184	1.21	1.30	0.08	18
09/30/21	38.75	(—)(4)	8.20	8.20	(0.13)	(0.70)	(0.83)	46.12	21.33	54,368	1.22	1.25	(0.15)	21(6)
09/30/22	46.12	(0.05)(4)	(6.21)	(6.26)	(0.14)	(1.21)	(1.35)	38.51	(14.12)	37,449	1.23	1.26	(0.11)	15(6)
Institutional Class
09/30/18	$30.81	$0.12(4)	$4.83	$4.95	$(0.07)	$ (0.31)	$(0.38)	$35.38	16.18%	$129,284	0.92%	0.97%	0.36%	46%
09/30/19	35.38	0.15	5.08	5.23	(0.05)	(1.15)	(1.20)	39.41	15.71	245,418	0.91	0.97	0.51	25
09/30/20	39.41	0.15(4)	1.29	1.44	(0.32)	(0.89)	(1.21)	39.64	3.64	1,142,677	0.89(7)	0.89	0.40	18
09/30/21	39.64	0.10(4)	8.46	8.56	(0.16)	(0.70)	(0.86)	47.34	21.80	676,846	0.85(7)	0.84	0.22	21(6)
09/30/22	47.34	0.11(4)	(6.39)	(6.28)	(0.19)	(1.21)	(1.40)	39.66	(13.82)	407,132	0.87	0.87	0.25	15(6)
Class R6
09/30/21(8)	$45.92	$0.07(4)	$1.36	$1.43	$—	$ —	$—	$47.35	3.11%(9)	$612,500	0.80%(5)	0.82%(5)	0.27%(5)	21%(6)
09/30/22	47.35	0.14(4)	(6.39)	(6.25)	(0.19)	(1.21)	(1.40)	39.70	(13.76)	598,238	0.81	0.82	0.31	15(6)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.21% and 1.21%, for Class C was 1.91% and 1.92%, for Class Y was 0.92% and 0.96%, for Class Z was 1.21% and 1.21%, for Institutional Class was 0.85% and 0.84% and for Class R6 was 0.79%, and 0.79% for the years ended September 30, 2022 and 2021.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.21% and 1.22%, for Class C was 1.91% and 1.92%, for Class Y was 0.93% and 0.92%, for Class Z was 1.24% and 1.24%, for Institutional Class was and 0.85% and 0.83% and for Class R6 was 0.80% and 0.81% for the years ended September 30, 2022, and 2021.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Annualized.
(6)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(7)	Net expenses include amounts recouped by the Advisor.
(8)	Represents the period from commencement of operations (February 22, 2021) through September 30, 2021.
(9)	Not annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Value Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$19.36	$0.07	$0.48	$0.55	$(0.06)	$ (1.14)	$(1.20)	$18.71	2.80%	$17,217	1.25%	1.48%	0.32%	31%
09/30/19	18.71	0.12	(0.06)	0.06	(0.10)	(0.76)	(0.86)	17.91	0.81	10,866	1.22	1.53	0.59	34
09/30/20	17.91	0.09	(1.20)	(1.11)	(0.09)	—	(0.09)	16.71	(6.20)	9,864	1.22	1.59	0.50	37
09/30/21	16.71	0.01(4)	6.93	6.94	(0.03)	—	(0.03)	23.62	41.59	13,605	1.23	1.55	0.06	33(5)
09/30/22	23.62	0.14(4)	(2.05)	(1.91)	(0.19)	(1.49)	(1.68)	20.03	(9.04)	12,950	1.22	1.44	0.59	27
Class C
09/30/18	$18.94	$(0.13)	$0.53	$0.40	$—	$ (1.14)	$(1.14)	$18.20	2.04%	$7,755	2.01%	2.31%	(0.43)%	31%
09/30/19	18.20	(0.12)	0.05	(0.07)	—	(0.76)	(0.76)	17.37	0.06	5,378	1.97	2.40	(0.17)	34
09/30/20	17.37	(0.24)	(0.96)	(1.20)	—	—	—	16.17	(6.91)	3,296	1.97	2.57	(0.25)	37
09/30/21	16.17	(0.15)(4)	6.71	6.56	—	—	—	22.73	40.57	4,167	1.98	2.36	(0.69)	33(5)
09/30/22	22.73	(0.03)(4)	(1.97)	(2.00)	—	(1.49)	(1.49)	19.24	(9.73)	4,013	1.97	2.26	(0.16)	27
Class Y
09/30/18	$19.45	$0.11	$0.48	$0.59	$(0.11)	$ (1.14)	$(1.25)	$18.79	3.00%	$337,247	1.00%	1.05%	0.57%	31%
09/30/19	18.79	0.14	(0.04)	0.10	(0.14)	(0.76)	(0.90)	17.99	1.08	286,407	0.97	1.19	0.84	34
09/30/20	17.99	0.12	(1.20)	(1.08)	(0.13)	—	(0.13)	16.78	(5.97)	299,596	0.97	1.22	0.75	37
09/30/21	16.78	0.07(4)	6.96	7.03	(0.06)	—	(0.06)	23.75	41.97	400,865	0.98	1.16	0.31	33(5)
09/30/22	23.75	0.20(4)	(2.06)	(1.86)	(0.25)	(1.49)	(1.74)	20.15	(8.81)	349,756	0.97	1.16	0.84	27
Institutional Class
09/30/18	$19.54	$0.12	$0.50	$0.62	$(0.13)	$ (1.14)	$(1.27)	$18.89	3.17%	$431,412	0.87%	0.99%	0.70%	31%
09/30/19	18.89	0.17	(0.04)	0.13	(0.17)	(0.76)	(0.93)	18.09	1.20	453,198	0.84	0.97	0.97	34
09/30/20	18.09	0.15	(1.22)	(1.07)	(0.15)	—	(0.15)	16.87	(5.86)	370,247	0.84	0.98	0.88	37
09/30/21	16.87	0.10(4)	7.00	7.10	(0.09)	—	(0.09)	23.88	42.16	456,557	0.85	0.97	0.44	33(5)
09/30/22	23.88	0.23(4)	(2.07)	(1.84)	(0.28)	(1.49)	(1.77)	20.27	(8.68)	395,187	0.84	0.95	0.97	27
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.22%, for Class C was 1.97%, for Class Y was 0.97% and for Institutional Class was 0.84% for the year ended September 30, 2021 .
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.54%, for Class C was 2.35%, for Class Y was 1.15% and for Institutional Class was 0.96% for the year ended September 30, 2021.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Select Growth Fund
Period ended	Net asset value at beginning of period	Net investment loss	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$16.58	$(0.21)	$4.72	$4.51	$ (3.36)	$(3.36)	$17.73	33.03%	$97,583	1.43%	1.43%	(1.28)%	21%(4)
09/30/19	17.73	(0.06)	(0.72)	(0.78)	(3.83)	(3.83)	13.12	(1.75)	89,299	1.44	1.44	(1.23)	25(4)
09/30/20	13.12	(0.11)(5)	6.58	6.47	(2.37)	(2.37)	17.22	58.43	163,697	1.25(6)	1.24	(0.85)	41(4)
09/30/21	17.22	(0.19)(5)	5.43	5.24	(1.85)	(1.85)	20.61	32.30	841,243	1.06(6)	1.06	(0.96)	35(4)(7)
09/30/22	20.61	(0.13)(5)	(10.02)	(10.15)	(2.16)	(2.16)	8.30	(54.73)	319,960	1.13	1.13	(0.98)	45(4)
Class C
09/30/18^	$19.48	$(0.30)	$5.39	$5.09	$ (4.22)	$(4.22)	$20.35	32.11%	$80,444	2.18%	2.19%	(2.03)%	21%(4)
09/30/19^	20.35	(0.64)	(0.43)	(1.07)	(4.81)	(4.81)	14.47	(2.44)	50,079	2.19	2.21	(1.98)	25(4)
09/30/20^	14.47	(0.23)(5)	7.03	6.80	(2.98)	(2.98)	18.29	57.27	36,065	2.01	2.04	(1.56)	41(4)
09/30/21^	18.29	(0.35)(5)	5.67	5.32	(2.32)	(2.32)	21.29	31.14	75,082	1.86	1.87	(1.75)	35(4)(7)
09/30/22^	21.29	(0.23)(5)	(10.05)	(10.28)	(2.71)	(2.71)	8.30	(55.02)	20,623	1.78	1.94	(1.63)	45(4)
Class Y
09/30/18	$17.29	$(0.18)	$4.98	$4.80	$ (3.36)	$(3.36)	$18.73	33.36%	$1,556,324	1.18%(6)	1.17%	(1.03)%	21%(4)
09/30/19	18.73	(0.14)	(0.62)	(0.76)	(3.83)	(3.83)	14.14	(1.45)	1,089,979	1.19(6)	1.18	(0.98)	25(4)
09/30/20	14.14	(0.09)(5)	7.21	7.12	(2.37)	(2.37)	18.89	58.86	1,565,333	1.00(6)	0.99	(0.58)	41(4)
09/30/21	18.89	(0.16)(5)	5.98	5.82	(1.85)	(1.85)	22.86	32.53	1,784,643	0.85	0.85	(0.74)	35(4)(7)
09/30/22	22.86	(0.11)(5)	(11.24)	(11.35)	(2.16)	(2.16)	9.35	(54.59)	613,010	0.88	0.88	(0.72)	45(4)
Class Z
09/30/18	$16.58	$(0.20)	$4.73	$4.53	$ (3.36)	$(3.36)	$17.75	33.10%	$611,071	1.42%	1.47%	(1.27)%	21%(4)
09/30/19	17.75	(0.17)	(0.61)	(0.78)	(3.83)	(3.83)	13.14	(1.69)	458,996	1.43	1.49	(1.22)	25(4)
09/30/20	13.14	(0.11)(5)	6.59	6.48	(2.37)	(2.37)	17.25	58.42	491,741	1.24	1.31	(0.82)	41(4)
09/30/21	17.25	(0.20)(5)	5.43	5.23	(1.85)	(1.85)	20.63	32.17	570,206	1.16(6)	1.16	(1.05)	35(4)(7)
09/30/22	20.63	(0.14)(5)	(10.02)	(10.16)	(2.16)	(2.16)	8.31	(54.73)	203,620	1.18	1.19	(1.03)	45(4)
Institutional Class
09/30/20(8)	$19.81(9)	$(0.01)(5)	$(0.91)	$(0.92)	$ —	$—	$18.89	(4.64)%(10)	$2	0.81%(11)	1,344.66%(11)	(0.81)%(11)	41%(4)
09/30/21	18.89	(0.15)(5)	5.99	5.84	(1.85)	(1.85)	22.88	32.65	2,582,030	0.79(6)	0.79	(0.69)	35(4)(7)
09/30/22	22.88	(0.10)(5)	(11.26)	(11.36)	(2.16)	(2.16)	9.36	(54.58)	839,599	0.82	0.83	(0.67)	45
Class R6
09/30/20(8)	$19.81(9)	$(0.01)(5)	$(0.91)	$(0.92)	$ —	$—	$18.89	(4.64)%(10)	$2	0.75%(11)	3.55%(11)	(0.73)%(11)	41%(4)
09/30/21	18.89	(0.14)(5)	5.98	5.84	(1.85)	(1.85)	22.88	32.65	498,994	0.74	0.75	(0.65)	35(4)(7)
09/30/22	22.88	(0.09)(5)	(11.26)	(11.35)	(2.16)	(2.16)	9.37	(54.58)	270,361	0.76	0.79	(0.61)	45(4)
^	Updated to reflect the effect of a 1 for 0.796098 reverse stock split for Class C shares on October 14, 2022 (See Note 10 in the Notes to Financial Statements). All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.09%, 1.04%, 1.22%, 1.40% and 1.42%, for Class C was 1.74%, 1.84%, 1.98%, 2.15% and 2.17%, for Class Y was 0.84%, 0.83%, 0.97%, 1.15% and 1.17% and for Class Z was 1.14%, 1.14%, 1.21%, 1.39% and 1.41% for the years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively. The ratio of net expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.78%, 0.77% and 0.78% and for Class R6 was 0.72%, 0.72% and 0.72% for the years ended September 30, 2022, 2021 and 2020, respectively.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.09%, 1.04%, 1.21%, 1.40% and 1.42%, for Class C was 1.90%, 1.85%, 2.01%, 2.17% and 2.18%, for Class Y was 0.84%, 0.83%, 0.96%, 1.14% and 1.16% and for Class Z was 1.15%, 1.14%, 1.28%, 1.45% and 1.46% for the years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively. The ratio of gross expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.78%, 0.77% and 0.78% and for Class R6 was 0.72%, 0.72% and 0.72% for the years ended September 30, 2022, 2021 and 2020, respectively.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	The net investment income per share was based on average shares outstanding for the period.
(6)	Net expenses include amounts recouped by the Advisor.
(7)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Sands Capital Institutional Growth Fund and the AIG Focused Growth Fund acquired on December 11, 2020 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
(8)	Represents the period from commencement of operations (September 1, 2020) through September 30, 2020.
(9)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on September 1, 2020.
(10)	Not annualized.
(11)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Cap Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$17.73	$0.32(4)(5)	$1.52	$1.84	$(0.34)	$ (2.99)	$(3.33)	$16.24	12.14%	$8,142	1.39%	1.65%	1.99%(5)	29%(6)
09/30/19	16.24	—(7)	(0.49)	(0.49)	—	(3.40)	(3.40)	12.35	0.22	3,750	1.39	2.01	0.02	17(6)
09/30/20	12.35	0.01(4)	(0.98)	(0.97)	—	(1.09)	(1.09)	10.29	(8.92)	4,313	1.27	2.09	0.08	22(6)
09/30/21	10.29	0.05(4)	3.91	3.96	—	(0.20)	(0.20)	14.05	38.68	5,266	1.27	1.78	0.39	33(6)
09/30/22	14.05	(0.01)(4)	(1.21)	(1.22)	(0.03)	(1.78)	(1.81)	11.02	(10.75)	4,022	1.25	1.77	(0.05)	18(6)
Class C
09/30/18	$16.94	$0.19(4)(5)	$1.45	$1.64	$(0.19)	$ (2.99)	$(3.18)	$15.40	11.33%	$6,299	2.14%	2.40%	1.24%(5)	29%(6)
09/30/19	15.40	(0.10)	(0.49)	(0.59)	—	(3.40)	(3.40)	11.41	(0.58)	3,356	2.14	2.64	(0.73)	17(6)
09/30/20	11.41	(0.07)(4)	(0.87)	(0.94)	—	(1.09)	(1.09)	9.38	(9.43)	295	2.02	3.10	(0.68)	22(6)
09/30/21	9.38	(0.04)(4)	3.55	3.51	—	(0.20)	(0.20)	12.69	37.62	197	2.02	4.51	(0.36)	33(6)
09/30/22	12.69	(0.09)(4)	(1.07)	(1.16)	(0.01)	(1.78)	(1.79)	9.74	(11.45)	162	2.00	6.81	(0.80)	18(6)
Class Y
09/30/18	$17.94	$0.37(4)(5)	$1.53	$1.90	$(0.40)	$ (2.99)	$(3.39)	$16.45	12.44%	$51,218	1.14%	1.17%	2.24%(5)	29%(6)
09/30/19	16.45	0.04	(0.50)	(0.46)	—	(3.40)	(3.40)	12.59	0.44	34,709	1.14	1.31	0.27	17(6)
09/30/20	12.59	0.04(4)	(1.00)	(0.96)	(0.02)	(1.09)	(1.11)	10.52	(8.65)	35,573	1.02	1.32	0.33	22(6)
09/30/21	10.52	0.09(4)	3.98	4.07	(0.11)	(0.20)	(0.31)	14.28	39.02	49,842	1.02	1.25	0.64	33(6)
09/30/22	14.28	0.02(4)	(1.24)	(1.22)	(0.04)	(1.78)	(1.82)	11.24	(10.58)	53,485	1.00	1.23	0.20	18(6)
Institutional Class
09/30/18	$17.93	$0.38(4)(5)	$1.53	$1.91	$(0.45)	$ (2.99)	$(3.44)	$16.40	12.52%	$93,636	1.06%	1.10%	2.32%(5)	29%(6)
09/30/19	16.40	0.06	(0.51)	(0.45)	—	(3.40)	(3.40)	12.55	0.54	36,691	1.06	1.20	0.35	17(6)
09/30/20	12.55	0.04(4)	(0.97)	(0.93)	(0.04)	(1.09)	(1.13)	10.49	(8.57)	33,201	0.94	1.21	0.41	22(6)
09/30/21	10.49	0.10(4)	3.97	4.07	(0.13)	(0.20)	(0.33)	14.23	39.13	39,656	0.94	1.16	0.72	33(6)
09/30/22	14.23	0.04(4)	(1.25)	(1.21)	(0.04)	(1.78)	(1.82)	11.20	(10.52)	32,834	0.92	1.14	0.28	18(6)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.24%, 1.24%, 1.24%, 1.34% and 1.38%, for Class C was 1.99%, 1.99%, 1.99%, 2.09% and 2.13%, for Class Y was 0.99%, 0.99%, 0.99%, 1.09% and 1.13% and for Institutional Class was 0.91%, 0.91%, 0.91%, 1.01% and 1.05% for the years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.76%, 1.75%, 2.06%, 1.96% and 1.64%, for Class C was 6.80%, 4.48%, 3.07%, 2.59% and 2.39%, for CLass Y was 1.22%, 1.22%, 1.29%, 1.26% and 1.16% and for Institutional Class was 1.12% 1.13%, 1.18%, 1.15% and 1.09% for the years ended September 30, 2022, 2021, 2020, 2019 and 2018, respectively.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company's conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income by $0.34 and 2.10%, respectively, for Class A, Class Y and Institutional Class and by $0.32 and 2.10%, respectively, for Class C.
(6)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(7)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Cap Value Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Return of capital	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$26.06	$0.02	$1.83	$1.85	$—(3)	$ —	$ —	$—(3)	$27.91	7.12%	$83,139	1.38%	1.75%	0.09%	49%(2)(4)
09/30/19	27.91	0.11	(2.29)	(2.18)	(0.03)	(1.70)	—	(1.73)	24.00	(7.37)	24,389	1.38	1.68	0.19	28
09/30/20	24.00	0.03(5)	(3.34)	(3.31)	(0.04)	—	(0.02)	(0.06)	20.63	(13.83)	16,552	1.38	1.58	0.12	41
09/30/21	20.63	(—)(5)	11.98	11.98	(0.08)	—	(0.04)	(0.12)	32.49	57.95	24,620	1.38	1.55	(0.02)	29
09/30/22	32.49	(0.01)(5)	(3.55)	(3.56)	(0.06)	—	(0.07)	(0.13)	28.80	(11.04)	21,034	1.38	1.57	(0.02)	35
Class C
09/30/18	$25.60	$(0.11)	$1.73	$1.62	$—	$ —	$ —	$—	$27.22	6.29%	$1,433	2.13%	3.66%	(0.66)%	49%(2)(4)
09/30/19	27.22	(0.41)	(1.90)	(2.31)	—	(1.70)	—	(1.70)	23.21	(8.07)	788	2.13	3.57	(0.56)	28
09/30/20	23.21	(0.13)(5)	(3.22)	(3.35)	(0.02)	—	— (3)	(0.02)	19.84	(14.46)	453	2.13	4.50	(0.63)	41
09/30/21	19.84	(0.22)(5)	11.50	11.28	(0.04)	—	(0.02)	(0.06)	31.06	56.81	562	2.13	3.71	(0.77)	29
09/30/22	31.06	(0.24)(5)	(3.38)	(3.62)	(0.03)	—	(0.03)	(0.06)	27.38	(11.73)	272	2.13	4.21	(0.77)	35
Class Y
09/30/18	$26.14	$0.15	$1.78	$1.93	$(0.11)	$ —	$ —	$(0.11)	$27.96	7.41%	$41,365	1.13%	1.71%	0.34%	49%(2)(4)
09/30/19	27.96	0.10	(2.23)	(2.13)	(0.08)	(1.70)	—	(1.78)	24.05	(7.16)	24,921	1.13	1.30	0.44	28
09/30/20	24.05	0.08(5)	(3.34)	(3.26)	(0.09)	—	(0.03)	(0.12)	20.67	(13.60)	28,435	1.13	1.31	0.37	41
09/30/21	20.67	0.07(5)	12.01	12.08	(0.09)	—	(0.05)	(0.14)	32.61	58.32	41,793	1.13	1.26	0.23	29
09/30/22	32.61	0.08(5)	(3.58)	(3.50)	(0.07)	—	(0.10)	(0.17)	28.94	(10.81)	34,156	1.13	1.27	0.23	35
Institutional Class
09/30/18	$26.14	$0.28	$1.69	$1.97	$(0.17)	$ —	$ —	$(0.17)	$27.94	7.53%	$29,279	0.98%	1.27%	0.49%	49%(2)(4)
09/30/19	27.94	0.18	(2.27)	(2.09)	(0.11)	(1.70)	—	(1.81)	24.04	(6.98)	40,104	0.98	1.17	0.59	28
09/30/20	24.04	0.12(5)	(3.33)	(3.21)	(0.11)	—	(0.04)	(0.15)	20.68	(13.42)	7,825	0.98	1.19	0.52	41
09/30/21	20.68	0.11(5)	12.03	12.14	(0.10)	—	(0.05)	(0.15)	32.67	58.59	9,176	0.98	1.25	0.38	29
09/30/22	32.67	0.13(5)	(3.59)	(3.46)	(0.10)	—	(0.12)	(0.22)	28.99	(10.67)	7,389	0.98	1.26	0.38	35
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(3)	Less than $0.005 per share.
(4)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Small Cap Value Opportunities Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
(5)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ultra Short Duration Fixed Income Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$9.29	$0.16	$(0.01)	$0.15	$(0.19)	$(0.19)	$9.25	1.50%	$76,623	0.69%	0.81%	1.88%	143%(2)
09/30/19	9.25	0.23	0.04	0.27	(0.23)	(0.23)	9.29	2.95	71,684	0.69	0.80	2.43	91
09/30/20	9.29	0.18	(0.06)	0.12	(0.18)	(0.18)	9.23	1.32	124,233	0.69	0.80	1.84	72
09/30/21	9.23	0.04	0.02	0.06	(0.08)	(0.08)	9.21	0.67	144,172	0.69	0.74	0.40	113
09/30/22	9.21	0.08	(0.15)	(0.07)	(0.13)	(0.13)	9.01	(0.80)	125,115	0.69	0.74	0.81	52
Class C
09/30/18	$9.29	$0.13	$(0.03)	$0.10	$(0.14)	$(0.14)	$9.25	1.00%	$4,492	1.19%	1.67%	1.38%	143%(2)
09/30/19	9.25	0.18	0.04	0.22	(0.18)	(0.18)	9.29	2.45	4,225	1.19	1.71	1.93	91
09/30/20	9.29	0.12	(0.04)	0.08	(0.13)	(0.13)	9.24	0.93	5,276	1.19	1.60	1.33	72
09/30/21	9.24	(0.01)	0.02	0.01	(0.04)	(0.04)	9.21	0.07	4,249	1.19	1.47	(0.10)	113
09/30/22	9.21	0.03	(0.14)	(0.11)	(0.08)	(0.08)	9.02	(1.18)	5,013	1.19	1.48	0.31	52
Class S
09/30/18(3)	$9.29	$0.13	$(0.02)	$0.11	$(0.15)	$(0.15)	$9.25	1.24%(4)	$141,918	0.94%(5)	0.99%(5)	1.63%(5)	143%(2)
09/30/19	9.25	0.21	0.03	0.24	(0.21)	(0.21)	9.28	2.59	135,565	0.94	0.99	2.18	91
09/30/20	9.28	0.12	(0.01)	0.11	(0.16)	(0.16)	9.23	1.18	61,464	0.94	0.99	1.58	72
09/30/21	9.23	0.01	0.03	0.04	(0.06)	(0.06)	9.21	0.42	52,456	0.94	0.99	0.15	113
09/30/22	9.21	0.05	(0.15)	(0.10)	(0.10)	(0.10)	9.01	(1.05)	42,709	0.94	0.99	0.56	52
Class Y
09/30/18	$9.29	$0.20	$(0.03)	$0.17	$(0.21)	$(0.21)	$9.25	1.75%	$262,571	0.44%	0.50%	2.13%	143%(2)
09/30/19	9.25	0.25	0.04	0.29	(0.25)	(0.25)	9.29	3.21	305,997	0.44	0.51	2.68	91
09/30/20	9.29	0.19	(0.05)	0.14	(0.20)	(0.20)	9.23	1.57	292,708	0.44	0.51	2.09	72
09/30/21	9.23	0.06	0.03	0.09	(0.11)	(0.11)	9.21	0.92	296,363	0.44	0.50	0.65	113
09/30/22	9.21	0.10	(0.15)	(0.05)	(0.15)	(0.15)	9.01	(0.55)	250,473	0.44	0.50	1.06	52
Class Z
09/30/18	$9.29	$0.18	$(0.03)	$0.15	$(0.19)	$(0.19)	$9.25	1.50%	$163,898	0.69%	0.78%	1.88%	143%(2)
09/30/19	9.25	0.23	0.04	0.27	(0.23)	(0.23)	9.29	2.95	128,199	0.69	0.77	2.43	91
09/30/20	9.29	0.17	(0.05)	0.12	(0.18)	(0.18)	9.23	1.32	86,018	0.69	0.79	1.83	72
09/30/21	9.23	0.03	0.03	0.06	(0.08)	(0.08)	9.21	0.68	75,058	0.69	0.78	0.40	113
09/30/22	9.21	0.10	(0.17)	(0.07)	(0.13)	(0.13)	9.01	(0.80)	50,209	0.69	0.79	0.81	52
Institutional Class
09/30/18	$9.29	$0.21	$(0.03)	$0.18	$(0.22)	$(0.22)	$9.25	1.80%	$275,561	0.39%	0.46%	2.18%	143%(2)
09/30/19	9.25	0.26	0.03	0.29	(0.26)	(0.26)	9.28	3.17	362,921	0.39	0.46	2.73	91
09/30/20	9.28	0.20	(0.05)	0.15	(0.21)	(0.21)	9.22	1.63	417,011	0.39	0.46	2.13	72
09/30/21	9.22	0.07	0.02	0.09	(0.11)	(0.11)	9.20	0.98	500,705	0.39	0.45	0.70	113
09/30/22	9.20	0.13	(0.18)	(0.05)	(0.15)	(0.15)	9.00	(0.50)	230,153	0.39	0.46	1.11	52
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Low Duration Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
(3)	Represents the period from commencement of operations (October 27, 2017) through September 30, 2018.
(4)	Not annualized.
(5)	Annualized.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
September 30, 2022
1. Organization
The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated October 25, 1993. The Trust consists of the following thirteen funds (individually, a “Fund,” and collectively, the “Funds”):
Touchstone Active Bond Fund ("Active Bond Fund”)
Touchstone Anti-Benchmark® International Core Equity Fund ("Anti-Benchmark® International Core Equity Fund”)
Touchstone Ares Credit Opportunities Fund (formerly Touchstone Credit Opportunities Fund) ("Ares Credit Opportunities Fund”)
Touchstone Dividend Equity Fund ("Dividend Equity Fund”)
Touchstone High Yield Fund ("High Yield Fund”)
Touchstone Impact Bond Fund ("Impact Bond Fund”)
Touchstone International ESG Equity Fund ("International ESG Equity Fund”)
Touchstone Mid Cap Fund ("Mid Cap Fund”)
Touchstone Mid Cap Value Fund ("Mid Cap Value Fund”)
Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund”)
Touchstone Small Cap Fund ("Small Cap Fund”)
Touchstone Small Cap Value Fund ("Small Cap Value Fund”)
Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund”)
Each Fund is diversified, with the exception of the Ares Credit Opportunities Fund, the Sands Capital Select Growth Fund and the Small Cap Fund, which are non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6
Active Bond Fund	X	X		X		X
Anti-Benchmark® International Core Equity Fund				X		X
Ares Credit Opportunities Fund	X	X		X		X
Dividend Equity Fund	X	X		X		X	X
High Yield Fund	X	X		X		X
Impact Bond Fund	X	X		X		X	X
International ESG Equity Fund	X	X		X		X
Mid Cap Fund	X	X		X	X	X	X
Mid Cap Value Fund	X	X		X		X
Sands Capital Select Growth Fund	X	X		X	X	X	X
Small Cap Fund	X	X		X		X
Small Cap Value Fund	X	X		X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of

Notes to Financial Statements (Continued)
their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of September 30, 2022, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, credit quality and/or sector allocation. The Anti-Benchmark® International Core Equity Fund, the Ares Credit Opportunities Fund and the Impact Bond Fund held Level 3 categorized securities during the year ended September 30, 2022. Refer to the Portfolio of Investments for a reconciliation of Level 3 holdings.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds' valuation policies and procedures established by Touchstone Advisors, Inc. (the “Advisor”) and adopted by the Funds' Board of Trustees (the “Board”), and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and are categorized in Level 2.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.

Notes to Financial Statements (Continued)
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by the Advisor and adopted by the Funds' Board and are generally categorized in Level 3.
Bank Loans – The Active Bond Fund, Ares Credit Opportunities Fund and Ultra Short Duration Fixed Income Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).
The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents fair value of the unfunded portion of the Fund’s bank loans.
As of September 30, 2022, the Ares Credit Opportunities Fund had an unfunded loan commitment of $417,768 for TIBCO Software, Second Lien Bridge Loan.
Collateralized Loan Obligations — The Active Bond Fund, Ares Credit Opportunities Fund and Ultra Short Duration Fixed Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Securities sold short — The Funds may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2022, the Ares Credit Opportunities Fund had securities sold short as shown on the Portfolio of Investments.

Notes to Financial Statements (Continued)
Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited. As of September 30, 2022, the Funds did not hold any purchased or written options.
Warrants — The Funds may invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the holder the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.
Futures Contracts — The Active Bond Fund and Ares Credit Opportunities Fund may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of September 30, 2022, the Active Bond Fund held futures contracts as shown on the Portfolio of Investments.
Swap Contracts — The Ares Credit Opportunities Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may

Notes to Financial Statements (Continued)
be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the "Derivatives Rule").
As of September 30, 2022 , the Ares Credit Opportunities Fund held swap agreements as shown on the Portfolio of Investments.
Effective August 19, 2022 (the “Compliance Date”), the Derivatives Rule replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund's use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Funds will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule. Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Forward foreign currency contracts — The Active Bond Fund and the Ares Credit Opportunities Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.
During the year ended September 30, 2022, the Ares Credit Opportunities Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and/or adjust exposure to foreign currencies.

Notes to Financial Statements (Continued)
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Master Limited Partnership — The Funds may invest in Master Limited Partnership (“MLP”) common units that represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. Distributions received from MLPs generally are comprised of income and return of capital. Investment income and return of capital are recorded based on estimates made at the time distributions are received. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.
Pay-In-Kind (“PIK”) Bonds — PIK bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. PIK bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.
Derivative instruments and hedging activities — The Active Bond Fund and the Ares Credit Opportunities Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
As of September 30, 2022, the Funds' assets and liabilities that were subject to a MNA on a gross basis were as follows:
	Assets	Liabilities
Ares Credit Opportunities Fund
Forwards - Foreign Currency Contracts	$—	$133,467
Total	$—	$133,467
The following table presents the Ares Credit Opportunities Fund's assets and liabilities net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of September 30, 2022:
Counterparty	Derivative Type	Gross Amount of Recognized Liabilities	Gross Amount Available for Offset in Statement of Assets and Liabilities	Non-Cash Collateral Received	Cash Collateral Received	Net Amount(A)
Wells Fargo	Forward-Foreign Currency Contracts	$(133,467)	$—	$—	$—	$(133,467)
(A)	Net amount represents the net amount payable to the counterparty in the event of default.
The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2022:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Active Bond Fund	Futures Contracts - Interest Rate Contracts*	$174,948	$165,904
Ares Credit Opportunities Fund	Forwards - Foreign Currency Contracts**	—	133,467
	Swap Agreements - Credit Contracts***	40,777	—
*	Statements of Assets and Liabilities Location: Receivable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
**	Statements of Assets and Liabilities Location: Unrealized depreciation on forward foreign currency contracts.
***	Statements of Assets and Liabilities Location: Receivable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
The following table sets forth the effect of the Funds' derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended September 30, 2022:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$223,242	$9,044
	Swap Agreements - Credit Contracts**	153,741	—
Ares Credit Opportunities Fund	Purchased Options - Equity Contracts***	(834,230)	(1,516)
	Written Options - Equity Contracts****	259,459	(1,022)
	Forwards - Foreign Currency Exchange Contracts*****	1,363,203	(236,311)
	Swap Agreements - Credit Contracts**	(71,238)	97,446
*	Statements of Operations Location: Net realized gains on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized gains (losses) on swap agreements and net change in unrealized appreciation (depreciation) on swap agreements, respectively.
***	Statements of Operations Location: Net realized gains (losses) on investments and net change in unrealized appreciation (depreciation) on investments, respectively.
****	Statements of Operations Location: Net realized gains on written options and net change in unrealized appreciation (depreciation) on written options, respectively.
*****	Statements of Operations Location: Net realized gains on forward foreign currency contracts and net change in unrealized appreciation (depreciation) on forward foreign currency contracts, respectively.

Notes to Financial Statements (Continued)
For the year ended September 30, 2022, the average quarterly balances of outstanding derivative financial instruments for the Active Bond Fund and Ares Credit Opportunities Fund were as follows:
	Active Bond Fund	Ares Credit Opportunities Fund
Equity Contracts:
Purchased Options - Cost	$—	$147,989
Written Options - Premiums received	—	4,014
Credit Contracts:
Credit Default Swaps - Notional value	—	1,245,140
Forward currency exchange contracts:
U.S. dollar amount delivered	—	7,685
U.S. dollar amount received	—	5,965,464
Interest Rate Contracts:
Futures Contracts - Notional Value	19,678,660	—
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the  market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of September 30, 2022, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Anti-Benchmark® International Core Equity Fund	Common Stocks	$79,170	$83,219	$4,049
Ares Credit Opportunities Fund	Corporate Bonds	6,803,566	7,118,869	315,303
	Common Stocks	2,088,371	2,136,996	48,625
Total Ares Credit Opportunities Fund		8,891,937	9,255,865	363,928
High Yield Fund	Corporate Bonds	849,473	881,725	32,252
International ESG Equity Fund	Common Stocks	715,914	738,513	22,599
Small Cap Fund	Common Stocks	2,453,587	2,475,674	22,087
Small Cap Value Fund	Common Stocks	632	666	34
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (received from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. When-issued or delayed delivery transactions physically settling within 35-days are deemed not to involve a senior security. When-

Notes to Financial Statements (Continued)
issued or delayed delivery transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund and Impact Bond Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). The maximum offering price per share of Class A shares of the Ultra Short Duration Fixed Income Fund is equal to the NAV per share plus sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Classes C, S, Y, Z, Institutional Class and R6 shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Anti-Benchmark® International Core Equity Fund, International ESG Equity Fund, Mid Cap Fund, Sands Capital Select Growth Fund, and Small Cap Fund distribute their income, if any, annually, as a dividend to shareholders. The Dividend Equity Fund, Mid Cap Value Fund, and Small Cap Value Fund declare and distribute their income, if any, quarterly, as a dividend to shareholders. Prior to April 1, 2022, the Ares Credit Opportunities Fund distributed its income, if any, quarterly, as a dividend to shareholders. Beginning April, 2022, the Ares Credit Opportunities Fund distributes its income, if any, monthly, as a dividend to shareholders. The Active Bond Fund, High Yield Fund and Impact Bond Fund declare and distribute their income, if any, monthly, as a dividend to shareholders. The Ultra Short Duration Fixed Income Fund declares its income, if any, daily, and distributes such income monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Notes to Financial Statements (Continued)
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. Before then, it is expected that market participants have or will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2022:
	Active Bond Fund	Anti- Benchmark® International Core Equity Fund	Ares Credit Opportunities Fund	Dividend Equity Fund	High Yield Fund
Purchases of investment securities	$110,996,084	$14,626,593	$254,660,562	$384,959,920	$65,807,136
Proceeds from sales and maturities	$117,870,371	$39,349,777	$201,987,657	$1,133,991,340	$83,273,816
	Impact Bond Fund	International ESG Equity Fund	Mid Cap Fund*	Mid Cap Value Fund	Sands Capital Select Growth Fund*
Purchases of investment securities	$104,999,789	$19,123,531	$1,005,795,977	$234,021,658	$1,879,409,309
Proceeds from sales and maturities	$23,317,295	$11,152,344	$658,902,999	$265,033,684	$1,928,280,989
	Small Cap Fund*	Small Cap Value Fund	Ultra Short Duration Fixed Income Fund
Purchases of investment securities	$27,687,333	$25,536,575	$425,791,001
Proceeds from sales and maturities	$16,814,902	$30,605,539	$709,580,612
*	Mid Cap Fund, Sands Capital Select Growth Fund and Small Cap Fund had redemptions-in-kind out of the Fund of $460,557,327, $771,319,894 and $6,931,783, respectively. The redemptions were comprised of securities in the amount of $389,883,890, $711,270,580 and $5,450,274, which is excluded from the proceeds from sales and maturities, and cash in the amount of $70,673,437, $60,049,314 and $1,481,509 for the Mid Cap Fund, Sands Capital Select Growth Fund and Small Cap Fund, respectively.
For the year ended September 30, 2022, purchases and proceeds from sales and maturities in U.S. Government Securities were $412,609,592 and $450,564,711, respectively, for the Active Bond Fund, $102,871,908 and $60,031,556, respectively, for the Impact Bond Fund and $3,304,894 and $18,898,842, respectively, for the Ultra Short Duration Fixed Income Fund. There were no purchases or proceeds from sales and maturities of U.S. Government Securities by the remaining Funds for the year ended September 30, 2022.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Advisor, Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. ("Western & Southern").

Notes to Financial Statements (Continued)
On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $362,583 for the Funds’ Board for the year ended September 30, 2022.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Active Bond Fund*	0.38% on the first $200 million 0.30% on such assets over $200 million
Anti-Benchmark® International Core Equity Fund	0.45% on the first $1 billion 0.40% on such assets over $1 billion
Ares Credit Opportunities Fund	0.60%
Dividend Equity Fund	0.55% on the first $1 billion 0.50% on such assets over $1 billion
High Yield Fund	0.60% on the first $50 million 0.50% on the next $250 million 0.45% on such assets over $300 million
Impact Bond Fund	0.30% on the first $200 million 0.225% on such assets over $200 million
International ESG Equity Fund	0.65% on the first $1 billion 0.60% on such assets over $1 billion
Mid Cap Fund	0.80% on the first $1 billion 0.70% on the next $500 million 0.60% on such assets over $1.5 billion
Mid Cap Value Fund	0.75%
Sands Capital Select Growth Fund	0.70% on the first $1 billion 0.65% on the next $500 million 0.60% on the next $500 million 0.55% on such assets over $2 billion
Small Cap Fund	0.85% on the first $250 million 0.80% on the next $250 million 0.70% on such assets over $500 million
Small Cap Value Fund	0.85%
Ultra Short Duration Fixed Income Fund	0.25%
* Prior to January 1, 2022, the Fund paid 0.40% on the first $300 million and 0.35% on such assets over $300 million.
The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):
Ares Capital Management II LLC	The London Company
Ares Credit Opportunities Fund	Mid Cap Fund
EARNEST Partners LLC	Small Cap Fund
Impact Bond Fund	Rockefeller & Co. LLC
Fort Washington Investment Advisors, Inc.*	International ESG Equity Fund
Active Bond Fund	Sands Capital Management, LLC
Dividend Equity Fund	Sands Capital Select Growth Fund
High Yield Fund	TOBAM S.A.S.
Ultra Short Duration Fixed Income Fund	Anti-Benchmark® International Core Equity Fund
Leeward Investments, LLC**
Mid Cap Value Fund
Small Cap Value Fund
*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.
**Prior to March 1, 2022, the sub-advisor was LMCG Investments, LLC.

Notes to Financial Statements (Continued)
The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.
The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6	Termination Date
Active Bond Fund*	0.83%	1.56%	—	0.58%	—	0.50%	—	July 29, 2023
Anti-Benchmark® International Core Equity Fund	—	—	—	0.69%	—	0.59%	—	January 29, 2023
Ares Credit Opportunities Fund	1.03%	1.43%	—	0.83%	—	0.73%	—	July 29, 2023
Dividend Equity Fund	0.99%	1.69%	—	0.77%	—	0.67%	0.65%	July 29, 2023
High Yield Fund	1.05%	1.80%	—	0.80%	—	0.72%	—	January 29, 2023
Impact Bond Fund	0.76%	1.51%	—	0.51%	—	0.41%	0.37%	January 29, 2023
International ESG Equity Fund	1.17%	1.95%	—	0.90%	—	0.89%	—	January 29, 2023
Mid Cap Fund	1.21%	1.96%	—	0.96%	1.21%	0.89%	0.79%	January 29, 2023
Mid Cap Value Fund	1.22%	1.97%	—	0.97%	—	0.84%	—	January 29, 2023
Sands Capital Select Growth Fund	1.13%	1.74%	—	0.90%	1.14%	0.78%	0.72%	July 29, 2023
Small Cap Fund	1.24%	1.99%	—	0.99%	—	0.91%	—	January 29, 2023
Small Cap Value Fund	1.38%	2.13%	—	1.13%	—	0.98%	—	January 29, 2023
Ultra Short Duration Fixed Income Fund	0.69%	1.19%	0.94%	0.44%	0.69%	0.39%	—	January 29, 2023
*	Prior to January 1, 2022, the expense limitation for Class A shares was 0.90%, Class C shares was 1.63%, Class Y shares was 0.65% and Institutional Class was 0.57%.
The Expense Limitation Agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.
During the year ended September 30, 2022, the Advisor or its affiliates waived or reimbursed investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Active Bond Fund	$—	$44,481	$245,185	$289,666
Anti-Benchmark® International Core Equity Fund	13,662	23,173	133,954	170,789
Ares Credit Opportunities Fund	—	36,779	578,869	615,648
Dividend Equity Fund	—	69	692,715	692,784
High Yield Fund	—	58,224	105,534	163,758
Impact Bond Fund	—	45,840	190,562	236,402
International ESG Equity Fund	—	32,563	112,750	145,313
Mid Cap Fund	—	43,651	34,085	77,736
Mid Cap Value Fund	—	285,210	1,007,921	1,293,131
Sands Capital Select Growth Fund	—	112,083	370,154	482,237
Small Cap Fund	—	93,615	144,472	238,087
Small Cap Value Fund	—	17,758	119,813	137,571
Ultra Short Duration Fixed Income Fund	—	72,892	513,857	586,749
Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund's current expense limitation.

Notes to Financial Statements (Continued)
As of September 30, 2022, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before September 30, 2023	Expires on or before September 30, 2024	Expires on or before September 30, 2025	Total
Active Bond Fund	$170,804	$91,314	$129,291	$391,409
Anti-Benchmark® International Core Equity Fund	141,795	157,113	170,789	469,697
Ares Credit Opportunities Fund	229,289	179,639	220,343	629,271
Dividend Equity Fund	—	2,947	15,147	18,094
High Yield Fund	85,080	72,946	124,409	282,435
Impact Bond Fund	247,247	185,879	199,976	633,102
International ESG Equity Fund	141,782	110,488	107,560	359,830
Mid Cap Fund	85,991	7,225	77,736	170,952
Mid Cap Value Fund	1,340,628	1,228,808	1,249,338	3,818,774
Sands Capital Select Growth Fund	290,944	17,026	415,611	723,581
Small Cap Fund	218,366	217,704	223,917	659,987
Small Cap Value Fund	142,724	78,571	88,081	309,376
Ultra Short Duration Fixed Income Fund	615,640	480,103	473,831	1,569,574
For the year ended September 30, 2022, the Advisor recouped previously waived fees or reimbursed expenses from the Mid Cap Fund of $198,256.
ADMINISTRATION AGREEMENT
The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission ("SEC") and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Advisor’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets and is included in Administration Fees on Statement of Operations.
The Advisor has engaged BNY Mellon as the Sub-Administrator to the  Trust. BNY  Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. ("Transfer Agent"), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

Notes to Financial Statements (Continued)
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares (except the Ultra Short Duration Fixed Income Fund) pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Ultra Short Duration Fixed Income Fund has limited the amount of the 12b-1 fees for Class C shares to 0.75% of average daily net assets. Under the Class S plan, the Ultra Short Duration Fixed Income Fund pays an annual shareholder servicing fee not to exceed 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.25% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under the Class Z plan, each Fund offering Class Z shares pays an annual shareholder servicing fee not to exceed 0.25% of average daily net assets that are attributable to Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.
UNDERWRITING AGREEMENT
The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the  Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended September 30, 2022:
Fund	Amount
Active Bond Fund	$ 10,612
Ares Credit Opportunities Fund	5,827
Dividend Equity Fund	29,915
High Yield Fund	1,724
Impact Bond Fund	780
International ESG Equity Fund	1,226
Mid Cap Fund	11,614
Mid Cap Value Fund	1,929
Sands Capital Select Growth Fund	25,019
Small Cap Fund	922
Small Cap Value Fund	795
Ultra Short Duration Fixed Income Fund	2,028
In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended September 30, 2022:
Fund	Class A	Class C
Active Bond Fund	$ 2,523	$ 195
Ares Credit Opportunities Fund	—	374
Dividend Equity Fund	20	2,251
Mid Cap Fund	20	369
Mid Cap Value Fund	—	54
Sands Capital Select Growth Fund	142	3,097
Ultra Short Duration Fixed Income Fund	—	347
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended September 30, 2022, the Ares Credit Opportunities Fund had purchases and sales under Rule 17a-7 of $1,602,886 and $694,919 respectively.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period

Notes to Financial Statements (Continued)
determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended September 30, 2022, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Mid Cap Fund	9,862,620	$ 389,883,890
Sands Capital Select Growth Fund	64,403,324	711,270,580
Small Cap Fund	330,089	5,450,274
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended September 30, 2022, the following Funds participated as lenders in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:
Fund	Daily Average Amount Loaned	Weighted Average Interest Rate	Interest Income*
Mid Cap Fund	$ 448,971	1.11%	$ 4,276
Sands Capital Select Growth Fund	$ 317,641	0.68%	$ 2,174
*	Included in Interest in the Statements of Operations.
During the year ended September 30, 2022, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Active Bond Fund	$ 16,354	1.39%	$ 212
Ares Credit Opportunities Fund	$ 16,247	0.68%	$ 111
Dividend Equity Fund	$ 14,740	1.13%	$ 176
High Yield Fund	$ 84,263	1.29%	$ 826
Mid Cap Value Fund	$ 14,404	0.89%	$ 130
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years or periods ended September 30, 2022 and September 30, 2021 for all Funds except for the Dividend Equity Fund, which is for the year ended September 30, 2022, the eleven months ended September 30, 2021 and the year ended October 31, 2020, are as follows:

Notes to Financial Statements (Continued)
	Active Bond Fund		Anti-Benchmark® International Core Equity Fund		Ares Credit Opportunities Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
From ordinary income	$9,708,614	$8,289,924	$1,160,407	$718,958	$22,601,443	$7,374,305
From long-term capital gains	—	—	2,489,990	—	—	—
From return of capital	—	—	—	—	461,802	—
Total distributions	$9,708,614	$8,289,924	$3,650,397	$718,958	$23,063,245	$7,374,305
	Dividend Equity Fund
	Year Ended September 30, 2022	Eleven Months Ended September 30, 2021	Year Ended October 31, 2020
From ordinary income	$62,270,650	$87,137,356	$550,058,395
From long-term capital gains	58,114,891	1,447,901	—
Total distributions	$120,385,541	$88,585,257	$550,058,395
	High Yield Fund		Impact Bond Fund		International ESG Equity Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
From ordinary income	$5,521,170	$8,886,935	$10,778,441	$7,703,948	$422,795	$128,987
From long-term capital gains	—	—	—	—	1,825,103	—
Total distributions	$5,521,170	$8,886,935	$10,778,441	$7,703,948	$2,247,898	$128,987
	Mid Cap Fund		Mid Cap Value Fund		Sands Capital Select Growth Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
From ordinary income	$78,196,511	$51,726,485	$18,385,395	$3,019,722	$59,079,674	$—
From long-term capital gains	59,498,683	36,196,104	46,436,919	—	552,873,038	227,023,467
Total distributions	$137,695,194	$87,922,589	$64,822,314	$3,019,722	$611,952,712	$227,023,467
	Small Cap Fund		Small Cap Value Fund		Ultra Short Duration Fixed Income Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
From ordinary income	$1,344,611	$807,183	$160,439	$114,334	$13,644,637	$11,769,916
From long-term capital gains	10,677,181	1,317,935	—	—	—	—
From return of capital	—	—	210,519	105,494	—	—
Total distributions	$12,021,792	$2,125,118	$370,958	$219,828	$13,644,637	$11,769,916

Notes to Financial Statements (Continued)
The following information is computed on a tax basis for each item as of September 30, 2022:
	Active Bond Fund	Anti-Benchmark® International Core Equity Fund	Ares Credit Opportunities Fund	Dividend Equity Fund
Tax cost of portfolio investments	$308,319,392	$10,648,520	$320,043,483	$3,011,865,719
Gross unrealized appreciation on investments	500,418	621,448	1,321,437	153,368,605
Gross unrealized depreciation on investments	(42,848,352)	(2,619,850)	(43,306,874)	(516,513,247)
Net unrealized appreciation (depreciation) on investments	(42,347,934)	(1,998,402)	(41,985,437)	(363,144,642)
Gross unrealized appreciation on short sales, derivatives and foreign currency transactions	—	12	227,727	—
Gross unrealized depreciation on derivatives and foreign currency transactions	(7)	(8,690)	(134,303)	—
Net unrealized appreciation (depreciation) on short sales and foreign currency transactions	(7)	(8,678)	93,424	—
Capital loss carryforwards	(107,111,541)	—	(63,475,006)	—
Qualified late year losses	—	(1,380,592)	—	—
Undistributed ordinary income	395,445	267,315	—	75,002,463
Undistributed capital gains	—	—	—	26,368,912
Other temporary differences	(3,055)	—	—	—
Accumulated earnings (deficit)	$(149,067,092)	$(3,120,357)	$(105,367,019)	$(261,773,267)
	High Yield Fund	Impact Bond Fund	International ESG Equity Fund	Mid Cap Fund
Tax cost of portfolio investments	$121,153,260	$543,421,983	$33,729,349	$3,805,759,773
Gross unrealized appreciation on investments	125,934	72,029	2,842,177	548,112,972
Gross unrealized depreciation on investments	(18,755,925)	(65,406,774)	(7,697,200)	(344,328,397)
Net unrealized appreciation (depreciation) on investments	(18,629,991)	(65,334,745)	(4,855,023)	203,784,575
Gross unrealized appreciation on foreign currency transactions	—	1	—	—
Gross unrealized depreciation on foreign currency transactions	—	—	(3,986)	—
Net unrealized appreciation (depreciation) on foreign currency transactions	—	1	(3,986)	—
Capital loss carryforwards	(15,689,200)	(8,542,672)	(1,250,666)	—
Undistributed ordinary income	53,721	818,456	722,093	—
Undistributed capital gains	—	—	—	1,822,044
Accumulated earnings (deficit)	$(34,265,470)	$(73,058,960)	$(5,387,582)	$205,606,619
	Mid Cap Value Fund	Sands Capital Select Growth Fund	Small Cap Fund	Small Cap Value Fund
Tax cost of portfolio investments	$662,106,684	$2,119,629,746	$86,134,332	$55,903,989
Gross unrealized appreciation on investments	167,799,186	525,682,972	16,130,692	13,154,806
Gross unrealized depreciation on investments	(64,741,308)	(386,652,124)	(9,343,754)	(6,173,554)
Net unrealized appreciation (depreciation) on investments	103,057,878	139,030,848	6,786,938	6,981,252
Capital loss carryforwards	—	—	—	(7,564,357)
Qualified late year losses	—	(571,449,683)	—	—
Undistributed ordinary income	118,923	—	493,679	—
Undistributed capital gains	35,711,291	—	1,240,705	—
Accumulated earnings (deficit)	$138,888,092	$(432,418,835)	$8,521,322	$(583,105)

Notes to Financial Statements (Continued)
Ultra Short Duration Fixed Income Fund
Tax cost of portfolio investments	$718,233,045
Gross unrealized appreciation on investments	587,590
Gross unrealized depreciation on investments	(16,534,659)
Net unrealized appreciation (depreciation) on investments	(15,947,069)
Capital loss carryforwards	(110,201,636)
Undistributed ordinary income	529,879
Other temporary differences	(184,609)
Accumulated earnings (deficit)	$(125,803,435)
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment company adjustments, taxable interest on defaulted securities, amortization adjustments on bonds and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.
As of September 30, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Active Bond Fund*	$ 60,739,139	$ 46,372,402	$ 107,111,541
Ares Credit Opportunities Fund*	9,747,722	53,727,284	63,475,006
High Yield Fund	1,273,520	14,415,680	15,689,200
Impact Bond Fund	565,256	7,977,416	8,542,672
International ESG Equity Fund	849,977	400,689	1,250,666
Small Cap Value Fund	6,261,517	1,302,840	7,564,357
Ultra Short Duration Fixed Income Fund*	36,923,149	73,278,487	110,201,636
*	Future utilization is limited under current tax law.
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
During the year ended September 30, 2022, the following Funds utilized capital loss carryforwards:
Fund	Utilized
Small Cap Value Fund	$ 6,234,265
The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended September 30, 2019 through 2022) and have concluded that no provision for income tax is required in their financial statements.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of deemed distributions on shareholder redemptions, in-kind distributions on shareholder redemptions, net operating loss, excess distributions, and various temporary book/tax differences due to mergers have been made to the following Funds for the year or period ended September 30, 2022:
Fund	Paid-In Capital	Distributable Earnings
Ares Credit Opportunities Fund	$ 38,748	$ (38,748)
Dividend Equity Fund	15,088,554	(15,088,554)
Mid Cap Fund	199,558,731	(199,558,731)
Mid Cap Value Fund	5,714,886	(5,714,886)
Sands Capital Select Growth Fund	289,802,360	(289,802,360)
Small Cap Fund	2,278,446	(2,278,446)
Small Cap Value Fund	(36,615)	36,615
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations

Notes to Financial Statements (Continued)
and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cyber Security - With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cyber security incidents could cause a Fund, the Advisor, a Sub-Advisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. As the U.S. Federal Reserve "tapers" or reduces the amount of securities it purchases pursuant to its quantitative easing program, and/or raises the federal funds target rate, there is a heightened risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Liquidity – Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.
Risks Associated with Leverage – The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed

Notes to Financial Statements (Continued)
money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Litigation
On June 18, 2020, Touchstone Ares Credit Opportunities Fund f/k/a Touchstone Arbitrage Fund, and Touchstone Ares Credit Opportunities Fund f/k/a Touchstone Merger Arbitrage Fund (the “Fund”) were served with a summons and complaint in litigation brought by Marc S. Kirschner, as Trustee for the NWHI Litigation Trust (the “Trustee”) in the U.S. District Court for the Southern District of New York (the “Court”), captioned Kirschner v. Kimmel, et al., No. 20-04287 (the “Action”). In the Action, the Trustee alleged that the payments made to former shareholders in the April 2014 leveraged buyout of The Jones Group Inc. (“Jones Group”) constituted intentional and constructive fraudulent transfers, and sought to recover those payments. The Trustee sought to recoup from the Fund the amount the Fund received in the leveraged buyout, together with interest and costs. The Fund has not made an accrual with respect to these amounts as Fund management deems the possibility of payment to be remote. The Action was consolidated into a multi-district litigation proceeding in the U.S. District Court for the Southern District of New York, captioned In re: Nine West LBO Securities Litigation, 20-md-02941 (the “MDL”). The Fund, along with hundreds of other shareholder defendants in the MDL, moved to dismiss the Action, and the Court heard oral argument on the motion to dismiss in August 2020. On August 27, 2020, the Court dismissed the fraudulent transfer claims in the MDL with prejudice. On September 25, 2020, the Trustee filed notices of appeal to the Second Circuit Court of Appeals for certain of the cases in the MDL where a direct appeal could be taken, captioned In re: Nine West LBO Securities Litigation, 20-3257, and subsequently filed appeals for additional cases in the MDL, to include the Action. On March 5, 2021, the Trustee filed its appellate brief in the Second Circuit. On July 6, 2021, the shareholder defendants filed their brief in opposition to the Trustee's appeal, and on August 5, 2021, the Trustee filed its reply brief. The Second Circuit held oral argument on the Court's dismissal of the Trustee's complaint on March 10, 2022 and has not yet rendered a decision.
10. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.
At a meeting of the Board held on August 18, 2022, the Advisor proposed, and the Board approved, a reverse stock split of the Touchstone Sands Capital Select Growth Fund's issued and outstanding Class C shares (the "Reverse Stock Split"). The Reverse Stock Split was completed on October 14, 2022 (the "Effective Date"). As a result of the Reverse Stock Split, for each Class C share of the Fund that a shareholder owned as of the Effective Date, the shareholder received a proportional number of Class C shares of the Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in the Fund was unchanged and each shareholder continues to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder owned immediately prior to the Reverse Stock Split. The Reverse Stock Split was not a taxable event, nor did it have an impact on the Fund's holdings or its performance. The Reverse Stock Split was carried out in accordance with a stock split ratio of 1 to 0.796098, calculated to result in a net asset value per share that better aligns the share class prices of the Fund. The shares outstanding, NAV per share and other per share information have been updated in the accompanying financial statements and the financial highlights to reflect the effect of the Reverse Stock Split.
There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Touchstone Funds Group Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Funds Group Trust (the “Trust”) (comprising Touchstone Active Bond Fund, Touchstone Anti-Benchmark ® International Core Equity Fund, Touchstone Ares Credit Opportunities Fund (formerly, Touchstone Credit Opportunities Fund), Touchstone Dividend Equity Fund, Touchstone High Yield Fund, Touchstone Impact Bond Fund, Touchstone International ESG Equity Fund, Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Small Cap Fund, Touchstone Small Cap Value Fund and Touchstone Ultra Short Duration Fixed Income Fund) (collectively referred to as the “Funds”), including the portfolios of investments, as of September 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Funds Group Trust at September 30, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Funds comprising the Touchstone Funds Group Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Touchstone Active Bond Fund
Touchstone High Yield Fund
Touchstone Impact Bond
Fund
Touchstone International ESG
Equity Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value
Fund
Touchstone Sands Capital
Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value
Fund
Touchstone Ultra Short
Duration Fixed Income Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the five years in the period ended September 30, 2022
Touchstone Ares Credit Opportunities Fund (formerly, Touchstone Credit Opportunities Fund)	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the three years in the period ended September 30, 2022, the period from July 1, 2019 through September 30, 2019 and each of the two years in the period ended June 30, 2019
Touchstone Anti-Benchmark® International Core Equity Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the three years in the period ended September 30, 2022 and the period from November 19, 2018 (commencement of operations) through September 30, 2019
Touchstone Dividend Equity Fund	For the year ended September 30, 2022
The statement of changes in net assets for the period from November 1, 2020 through September 30, 2021 and for the year ended October 31, 2020 and the financial highlights for the period from November 1, 2020 through September 30, 2021, and each of the

Report of Independent Registered Public Accounting Firm (Continued)
four years in the period ended October 31, 2020 for the Touchstone Dividend Equity Fund were audited by other auditors whose reports dated November 22, 2021 and December 23, 2020, expressed unqualified opinions on the statement of changes in net assets and the financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or by others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
November 18, 2022

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Anti-Benchmark® International Core Equity Fund	83.95%
Dividend Equity Fund	63.32%
International ESG Equity Fund	100.00%
Mid Cap Fund	100.00%
Mid Cap Value Fund	100.00%
Sands Capital Select Growth Fund	100.00%
Small Cap Fund	63.54%
Small Cap Value Fund	100.00%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended September 30, 2022 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Dividend Equity Fund	61.83%
Mid Cap Fund	100.00%
Mid Cap Value Fund	100.00%
Sands Capital Select Growth Fund	100.00%
Small Cap Fund	65.12%
Small Cap Value Fund	100.00%
For the fiscal year ended September 30, 2022, the Funds designated long-term capital gains as follows:
Anti-Benchmark® International Core Equity Fund	$ 2,489,990
Dividend Equity Fund	$ 73,203,445
International ESG Equity Fund	$ 1,825,103
Mid Cap Fund	$ 108,988,351
Mid Cap Value Fund	$ 52,845,128
Sands Capital Select Growth Fund	$ 552,873,038
Small Cap Fund	$ 11,222,410
Foreign Tax Income and Foreign Tax Credit
The Anti-Benchmark® International Core Equity Fund and the International ESG Equity Fund intend to pass through a foreign tax credit to the shareholders. For the fiscal year or period ended September 30, 2022, the total amount of foreign source income is $486,376 or $0.40 per share and $1,257,885 or $0.27 per share, respectively. The total amount of foreign taxes to be paid is $40,157 or $0.03 per share and $92,015 or $0.02 per share, respectively. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Other Items (Unaudited) (Continued)
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 through September 30, 2022).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2022” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized September 30, 2022	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Six Months Ended September 30, 2022*
Active Bond Fund
Class A	Actual	0.83%	$1,000.00	$890.90	$3.93
Class A	Hypothetical	0.83%	$1,000.00	$1,020.91	$4.20
Class C	Actual	1.56%	$1,000.00	$887.00	$7.38
Class C	Hypothetical	1.56%	$1,000.00	$1,017.25	$7.89
Class Y	Actual	0.58%	$1,000.00	$891.90	$2.75
Class Y	Hypothetical	0.58%	$1,000.00	$1,022.16	$2.94
Institutional Class	Actual	0.50%	$1,000.00	$892.30	$2.37
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54
Anti-Benchmark® International Core Equity Fund
Class Y	Actual	0.69%	$1,000.00	$776.60	$3.07
Class Y	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Institutional Class	Actual	0.59%	$1,000.00	$778.40	$2.63
Institutional Class	Hypothetical	0.59%	$1,000.00	$1,022.11	$2.99
Ares Credit Opportunities Fund
Class A	Actual	1.03%	$1,000.00	$916.20	$4.95**
Class A	Hypothetical	1.03%	$1,000.00	$1,019.90	$5.22**
Class C	Actual	1.43%	$1,000.00	$913.60	$6.86**
Class C	Hypothetical	1.43%	$1,000.00	$1,017.90	$7.23**
Class Y	Actual	0.83%	$1,000.00	$916.30	$3.99**
Class Y	Hypothetical	0.83%	$1,000.00	$1,020.91	$4.20**
Institutional Class	Actual	0.73%	$1,000.00	$917.40	$3.51**
Institutional Class	Hypothetical	0.73%	$1,000.00	$1,021.41	$3.70**
Dividend Equity Fund
Class A	Actual	0.99%	$1,000.00	$837.20	$4.56

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized September 30, 2022	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Six Months Ended September 30, 2022*
Class A	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01
Class C	Actual	1.69%	$1,000.00	$834.20	$7.77
Class C	Hypothetical	1.69%	$1,000.00	$1,016.60	$8.54
Class Y	Actual	0.74%	$1,000.00	$838.00	$3.41
Class Y	Hypothetical	0.74%	$1,000.00	$1,021.36	$3.75
Institutional Class	Actual	0.67%	$1,000.00	$838.80	$3.09
Institutional Class	Hypothetical	0.67%	$1,000.00	$1,021.71	$3.40
Class R6	Actual	0.65%	$1,000.00	$838.90	$3.00
Class R6	Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29
High Yield Fund
Class A	Actual	1.05%	$1,000.00	$884.80	$4.96
Class A	Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32
Class C	Actual	1.80%	$1,000.00	$881.20	$8.49
Class C	Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10
Class Y	Actual	0.80%	$1,000.00	$884.60	$3.78
Class Y	Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05
Institutional Class	Actual	0.72%	$1,000.00	$886.00	$3.40
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.46	$3.65
Impact Bond Fund
Class A	Actual	0.76%	$1,000.00	$911.40	$3.64
Class A	Hypothetical	0.76%	$1,000.00	$1,021.26	$3.85
Class C	Actual	1.51%	$1,000.00	$907.80	$7.22
Class C	Hypothetical	1.51%	$1,000.00	$1,017.50	$7.64
Class Y	Actual	0.51%	$1,000.00	$912.70	$2.45
Class Y	Hypothetical	0.51%	$1,000.00	$1,022.51	$2.59
Institutional Class	Actual	0.41%	$1,000.00	$913.10	$1.97
Institutional Class	Hypothetical	0.41%	$1,000.00	$1,023.01	$2.08
Class R6	Actual	0.37%	$1,000.00	$913.30	$1.77
Class R6	Hypothetical	0.37%	$1,000.00	$1,023.21	$1.88
International ESG Equity Fund
Class A	Actual	1.17%	$1,000.00	$751.90	$5.14
Class A	Hypothetical	1.17%	$1,000.00	$1,019.20	$5.92
Class C	Actual	1.95%	$1,000.00	$749.40	$8.55
Class C	Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85
Class Y	Actual	0.90%	$1,000.00	$753.50	$3.96
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56
Institutional Class	Actual	0.89%	$1,000.00	$754.10	$3.91
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51
Mid Cap Fund
Class A	Actual	1.25%	$1,000.00	$864.70	$5.84***
Class A	Hypothetical	1.25%	$1,000.00	$1,018.80	$6.33***
Class C	Actual	1.93%	$1,000.00	$861.70	$9.01***
Class C	Hypothetical	1.93%	$1,000.00	$1,015.39	$9.75***
Class Y	Actual	0.94%	$1,000.00	$866.10	$4.40***
Class Y	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76***
Class Z	Actual	1.22%	$1,000.00	$864.80	$5.70***
Class Z	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17***
Institutional Class	Actual	0.86%	$1,000.00	$866.30	$4.02***
Institutional Class	Hypothetical	0.86%	$1,000.00	$1,020.76	$4.36***
Class R6	Actual	0.81%	$1,000.00	$866.60	$3.79***
Class R6	Hypothetical	0.81%	$1,000.00	$1,021.01	$4.10***
Mid Cap Value Fund
Class A	Actual	1.22%	$1,000.00	$846.20	$5.65
Class A	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17
Class C	Actual	1.97%	$1,000.00	$843.10	$9.10
Class C	Hypothetical	1.97%	$1,000.00	$1,015.19	$9.95
Class Y	Actual	0.97%	$1,000.00	$847.40	$4.49
Class Y	Hypothetical	0.97%	$1,000.00	$1,020.21	$4.91
Institutional Class	Actual	0.84%	$1,000.00	$848.10	$3.89
Institutional Class	Hypothetical	0.84%	$1,000.00	$1,020.86	$4.26
Sands Capital Select Growth Fund
Class A	Actual	1.25%	$1,000.00	$623.10	$5.09****
Class A	Hypothetical	1.25%	$1,000.00	$1,018.80	$6.33****
Class C	Actual	1.81%	$1,000.00	$621.50	$7.36****
Class C	Hypothetical	1.81%	$1,000.00	$1,015.99	$9.15****

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized September 30, 2022	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Six Months Ended September 30, 2022*
Class Y	Actual	0.93%	$1,000.00	$624.60	$3.79****
Class Y	Hypothetical	0.93%	$1,000.00	$1,020.41	$4.71****
Class Z	Actual	1.21%	$1,000.00	$623.40	$4.92****
Class Z	Hypothetical	1.21%	$1,000.00	$1,019.00	$6.12****
Institutional Class	Actual	0.86%	$1,000.00	$624.40	$3.50****
Institutional Class	Hypothetical	0.86%	$1,000.00	$1,020.76	$4.36****
Class R6	Actual	0.78%	$1,000.00	$624.40	$3.18****
Class R6	Hypothetical	0.78%	$1,000.00	$1,021.16	$3.95****
Small Cap Fund
Class A	Actual	1.25%	$1,000.00	$886.60	$5.91*****
Class A	Hypothetical	1.25%	$1,000.00	$1,018.80	$6.33*****
Class C	Actual	2.00%	$1,000.00	$883.00	$9.44*****
Class C	Hypothetical	2.00%	$1,000.00	$1,015.04	$10.10*****
Class Y	Actual	1.00%	$1,000.00	$887.10	$4.73*****
Class Y	Hypothetical	1.00%	$1,000.00	$1,020.05	$5.06*****
Institutional Class	Actual	0.92%	$1,000.00	$887.50	$4.35*****
Institutional Class	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.66*****
Small Cap Value Fund
Class A	Actual	1.38%	$1,000.00	$863.00	$6.44
Class A	Hypothetical	1.38%	$1,000.00	$1,018.15	$6.98
Class C	Actual	2.13%	$1,000.00	$859.60	$9.93
Class C	Hypothetical	2.13%	$1,000.00	$1,014.39	$10.76
Class Y	Actual	1.13%	$1,000.00	$864.30	$5.28
Class Y	Hypothetical	1.13%	$1,000.00	$1,019.40	$5.72
Institutional Class	Actual	0.98%	$1,000.00	$864.80	$4.58
Institutional Class	Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96
Ultra Short Duration Fixed Income Fund
Class A	Actual	0.69%	$1,000.00	$999.10	$3.46
Class A	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Class C	Actual	1.19%	$1,000.00	$997.70	$5.96
Class C	Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02
Class S	Actual	0.94%	$1,000.00	$997.80	$4.71
Class S	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Class Y	Actual	0.44%	$1,000.00	$1,000.30	$2.21
Class Y	Hypothetical	0.44%	$1,000.00	$1,022.86	$2.23
Class Z	Actual	0.69%	$1,000.00	$999.10	$3.46
Class Z	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Institutional Class	Actual	0.39%	$1,000.00	$1,000.60	$1.96
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,023.11	$1.98
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $4.95, $6.86, $3.99 and $3.51, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.22, $7.23, $4.20 and $3.70, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $5.80, $8.96, $4.35, $5.66, $3.98 and $3.74, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $,6.28 $9.70, $4.71, $6.12, $4.31 and $4.05, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $4.80, $7.07, $3.50, $4.64, $3.22 and $2.89, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $5.97, $8.79, $4.36, $5.77, $4.00 and $3.60, respectively.
*****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.86, $9.39, $4.68 and $4.31, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.28, $10.05, $5.01 and $4.61, respectively.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes

Other Items (Unaudited) (Continued)
policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 15, 2021 through May 12, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.
Changes in Independent Registered Public Accounting Firm
On November 18, 2021, the Board of Trustees approved a change of the Touchstone Dividend Equity Fund's independent registered public accounting firm for the fiscal year ending September 30, 2022. The Fund engaged Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the fiscal year ending September 30, 2022 replacing Tait, Weller & Baker LLP (“Tait”), the Fund's previous independent registered public accounting firm. Tait's report on the financial statements for the Fund for the fiscal period ended September 30, 2021 contained no adverse opinion or disclaimer of opinion nor was its report qualified or modified as to uncertainty, audit scope, or accounting principle. There were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Fund and Tait on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	40	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan J. Hickenlooper, CFA[4] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	40	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	40	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1 Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of September 30, 2022, the Touchstone Fund Complex consisted of 13 series of the Trust, 19 series of the Touchstone Strategic Trust, 4 variable annuity series of the Touchstone Variable Series Trust and 4 series of the Touchstone ETF Trust.
3 Each Trustee is also a Trustee of the Touchstone ETF Trust, the Touchstone Strategic Trust and the Touchstone Variable Series Trust.
4 Upon the recommendation of the Governance Committee, the Board extended the mandatory retirement age for Ms. Hickenlooper for a one-year period to allow her to remain a Trustee of the Trust through December 31, 2022.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
1Each officer also holds the same office with Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.
*Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.
A Member of Western & Southern Financial Group®
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Advisor
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-56-TFGT-AR-2210

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Funds Group Trust totaled $279,200 and $267,300 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $45,700 and $56,550 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively. The fees for 2022 and 2021 relate to review of N-1A, N-14 filings and out of scope audit procedures.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $91,510 and $74,950 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations, and out of scope tax services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $33,651 and $25,567 for the fiscal years ended September 30, 2022 and September 2021, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Funds Group Trust and certain entities*, totaled approximately $605,095 and $465,691 for the fiscal years ended September 30, 2022 and September 30, 2021, respectively.

*	These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable

(a)(2)(2)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Funds Group Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore Jr., President
(principal executive officer)

Date	November 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore Jr., President
(principal executive officer)

Date	November 30, 2022

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	November 30, 2022

* Print the name and title of each signing officer under his or her signature.